UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

HORIZON THERAPEUTICS PUBLIC LIMITED COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee previously paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HORIZON THERAPEUTICS PLC

70 St. Stephen’s Green

Dublin 2, D02 E2X4, Ireland

TRANSACTION PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Fellow Shareholder:

You are cordially invited to attend two special meetings of the shareholders of Horizon Therapeutics plc (“Horizon”). The first, the special Irish High Court-ordered meeting, is to be held on February 24, 2023 at 10:30 a.m. (Irish time), at Horizon’s registered office at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland (the “Scheme Meeting”), and the second, the extraordinary general meeting of shareholders, is to be held on February 24, 2023 at 10:45 a.m. (Irish time), at Horizon’s registered office at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland (the “EGM”), or, if the Scheme Meeting has not concluded by 10:45 a.m. (Irish time), as soon as possible after the conclusion of the Scheme Meeting (or any adjournment thereof). The Scheme Meeting and the EGM are referred to collectively as the “special meetings.”

As previously announced, on December 11, 2022, Horizon entered into a Transaction Agreement (the “Transaction Agreement”), by and among Horizon, Amgen Inc., a Delaware corporation (“Amgen”), and Pillartree Limited, a private limited company incorporated under the laws of Ireland and a wholly owned subsidiary of Amgen (“Acquirer Sub”). Under the terms of the Transaction Agreement, Acquirer Sub will acquire Horizon (the “Transaction”) pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act 2014 (the “Companies Act”), the terms of which are set out in full in “Part 3—The Scheme of Arrangement” (the “Scheme”) of the accompanying proxy statement. As a result of the Scheme, Horizon will become a wholly owned subsidiary of Amgen.

As consideration for the Transaction, holders of ordinary shares of Horizon, nominal value $0.0001 per share (each a “Horizon Share” and such holders, the “Horizon Shareholders”), will be entitled to receive at the effective time of the Scheme (the “effective time”), $116.50 in cash for each Horizon Share held by them as of the effective time (the “Scheme Consideration”).

Horizon equity awards will be treated as set forth in the Transaction Agreement, such that at the effective time:

•

each option to purchase Horizon Shares (each an “Option” or a “Horizon Option”) that is outstanding as of immediately prior to the effective time (whether or not vested) shall be canceled and converted into the right to receive cash, without interest, in an amount equal to (a) the total number of Horizon Shares subject to such Option immediately prior to the effective time, multiplied by (b) the excess of (i) $116.50 over (ii) the exercise price payable per Horizon Share under such Option;

•

each Horizon restricted stock unit award subject to time-based vesting (each an “RSU” or a “Horizon RSU”) that is outstanding as of immediately prior to the effective time (whether or not vested) shall (a) if granted to a non-employee member of the Horizon board of directors (the “Horizon Board”) or held by a person who, as of the completion of the Transaction (the “Completion”) is a former service-provider of Horizon, be canceled and converted into the right to receive cash, without interest, in an amount equal to (i) the total number of Horizon Shares subject to such Horizon RSU immediately prior to the effective time multiplied by (ii) $116.50 and (b) if not granted to an individual described in clause (a) above, be canceled and converted into a restricted stock unit (each an “Amgen RSU”) denominated in shares of Amgen’s common stock, par value $0.0001 per share (“Amgen common stock”). The number of shares of Amgen common stock subject to each such Amgen RSU shall be equal to the product (rounded down to the nearest whole number) of (a) the total number of Horizon Shares subject to such Horizon RSU immediately prior to the effective time multiplied by (b) (i) $116.50 divided by (ii) the volume weighted average of the per share closing price of Amgen common stock on the Nasdaq Global Select Market for five trading days ending on the second business day prior to the Completion. Following the effective time, each Amgen RSU shall continue to be governed by the same terms and conditions (including vesting terms) as were applicable to such Horizon RSU immediately prior to the effective time; and

•

each Horizon restricted stock unit award with performance-based vesting or delivery requirements (each a “PSU” or a “Horizon PSU”) that is outstanding as of immediately prior to the effective time (whether or not vested) shall be canceled and converted into the right to receive cash, without interest, in an amount equal to (i) the total number of Horizon Shares issuable upon settlement of such PSU as determined, in accordance with the terms of such PSU, by the compensation committee of the Horizon Board prior to the effective time multiplied by (ii) $116.50.

You are being asked to vote on a proposal to approve the Scheme at both special meetings as well as an additional proposal being presented at the EGM to amend Horizon’s Articles of Association that Horizon Shareholders must approve in order to properly implement the Scheme and upon which the Transaction is conditioned. At the EGM, Horizon Shareholders are also being asked to approve, on a non-binding, advisory basis, certain specified compensatory arrangements between Horizon and its named executive officers. The Scheme is also subject to sanction by the Irish High Court. More information about the Transaction and the proposals is contained in the accompanying proxy statement. You are urged to read the accompanying proxy statement, including the annexes and the documents incorporated by reference therein, carefully and in their entirety.

Your proxy is being solicited by (and on behalf of) the members of the Horizon Board entitled to solicit your proxy under the Irish Takeover Rules.

After careful consideration, the members of the Horizon Board entitled to make a recommendation in this matter under the Irish Takeover Rules have unanimously determined that the Transaction Agreement and the transactions contemplated by the Transaction Agreement, including the Scheme, are fair to and in the best interests of Horizon and the Horizon Shareholders and that the terms of the Scheme are fair and reasonable. Additional information regarding interests in the transaction of the directors entitled to make such recommendation may be found in the section of the accompanying proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction,” and each subsequent reference to the Horizon Board is intended to refer to the members so entitled. The Horizon Board recommends unanimously that you vote “FOR” all proposals. In considering the recommendation of the Horizon Board, you should be aware that certain directors and executive officers of Horizon have interests in the proposed transaction that are in addition to, or different from, any interests they might have as shareholders. See the section of the accompanying proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction” for more information. Your vote is very important. Please vote as soon as possible, whether or not you plan to attend the special meetings, by following the instructions in the accompanying proxy statement.

If you have any questions or need assistance voting your Horizon Shares, please contact Alliance Advisors, Horizon’s proxy solicitor in connection with the Scheme Meeting and the EGM:

Alliance™ Advisors

200 Broadacres Drive, 3rd Floor

Bloomfield, NY 07003

+1 (973) 873-7700

www.allianceadvisors.com

On behalf of the Horizon Board, thank you for your consideration and continued support.

Sincerely,

Timothy P. Walbert

Chairman, President and Chief Executive Officer

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of the Transaction, passed upon the merits or fairness of the Transaction Agreement or the transactions contemplated by it or if the information contained in the accompanying proxy statement is accurate or adequate. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated January 23, 2023, and is first being mailed to Horizon Shareholders on or about January 23, 2023.

ADDITIONAL INFORMATION

The accompanying proxy statement incorporates by reference important business and financial information about Horizon from documents that are not included in or delivered with the accompanying proxy statement. Horizon files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy statements and other information regarding issuers that file electronically with the SEC. The SEC’s Internet site can be found at http://www.sec.gov. Horizon also maintains an Internet site that contains the reports, proxy statements and other information that it files with the SEC. Horizon’s Internet site can be found at www.horizontherapeutics.com. Information found on, or accessible through, Horizon’s website is not a part of and is not incorporated into, the accompanying proxy statement. This information incorporated into the accompanying proxy statement from other documents is also available to you without charge upon your written or oral request. The documents incorporated by reference will not be provided to you unless they are requested by you. You can obtain the documents incorporated by reference into the accompanying proxy statement by requesting them in writing or by telephone from Horizon at the following address or telephone number:

Horizon Therapeutics plc

70 St. Stephen’s Green

Dublin 2, D02 E2X4, Ireland

Attn: Company Secretary

+353 1 7722 100 (Ireland)

In addition, if you have questions about the Transaction or the special meetings, or if you need to obtain copies of the accompanying proxy statement, proxy cards or other documents incorporated by reference into the accompanying proxy statement, you may contact Horizon’s proxy solicitor for the special meetings using the contact information listed below. You will not be charged for any of the documents you request.

Alliance™ Advisors

200 Broadacres Drive, 3rd Floor

Bloomfield, NY 07003

+1 (973) 873-7700

www.allianceadvisors.com

If you would like to request documents, please do so by 5:00 p.m. (Eastern time in the U.S.) on February 17, 2023 in order to receive them before the special meetings.

For a more detailed description of the information incorporated by reference into the accompanying proxy statement and how you may obtain it, see the section of the accompanying proxy statement entitled “Where You Can Find More Information.”

THE ACCOMPANYING PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THE ACCOMPANYING PROXY STATEMENT TO VOTE YOUR HORIZON SHARES AT THE SCHEME

MEETING AND EGM. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THE ACCOMPANYING PROXY STATEMENT. THE ACCOMPANYING PROXY STATEMENT IS DATED JANUARY 23, 2023. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE ACCOMPANYING PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THE ACCOMPANYING PROXY STATEMENT TO HORIZON SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

HORIZON THERAPEUTICS PLC

70 St. Stephen’s Green

Dublin 2, D02 E2X4, Ireland

NOTICE OF SCHEME MEETING OF SHAREHOLDERS

THE HIGH COURT, 2023 No. 5 COS

IN THE MATTER OF HORIZON THERAPEUTICS PLC

– and –

IN THE MATTER OF THE COMPANIES ACT 2014

NOTICE IS HEREBY GIVEN that by an order dated January 23, 2023 made in the above matter, the Irish High Court has (in accordance with Section 450 of the Irish Companies Act 2014 (the “Companies Act”)) directed a meeting (the “Scheme Meeting”) to be convened of the holders of the Scheme Shares (as defined in the proposed scheme of arrangement that is included in the document of which this Notice forms a part (the “Scheme” or the “Scheme of Arrangement”)) in the capital of Horizon Therapeutics plc (“Horizon”) for the purpose of considering and, if thought fit, approving a resolution to approve (with or without modification) a scheme of arrangement pursuant to Chapter 1 of Part 9 of the Companies Act proposed to be made between Horizon and the holders of the Scheme Shares and that such meeting will be held at Horizon’s registered office at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland on February 24, 2023, commencing at 10:30 a.m. (Irish time), at which place and time all holders of the said shares are invited to attend such meeting; such resolution being in the following terms:

“That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court be agreed to.”

To be passed, the resolution to approve the Scheme requires the approval at the Scheme Meeting (or any adjournment of such meeting) of the Scheme by a majority in number of Scheme Shareholders (as defined in the Scheme of Arrangement) representing at least three-fourths (75%) in value of the Scheme Shares, voted at such meeting, either in person or by proxy. The quorum for the Scheme Meeting shall be at least one or more Scheme Shareholders present (in person or by proxy) holding not less than a majority of the issued and outstanding Scheme Shares entitled to vote at the Scheme Meeting.

A copy of the Scheme and a copy of the explanatory statement required to be furnished pursuant to Section 452 of the Companies Act are incorporated into the document of which this Notice forms part. Capitalized terms used in this Notice have the meanings given to them in the document of which this Notice forms part (save as otherwise defined in this Notice).

By the said order, the Irish High Court has designated Timothy P. Walbert, Chairman, President and Chief Executive Officer of Horizon, or, failing him, any other director of Horizon as the board of directors of Horizon may determine, to act as Chairman of the Scheme Meeting and has directed the Chairman to report the result thereof to the Irish High Court.

Subject to, amongst other items, the approval of the resolution to approve the Scheme proposed at the meeting convened by this Notice and resolutions 1 and 2 to be proposed at the extraordinary general meeting of Horizon convened for February 24, 2023, the prior satisfaction of the other Conditions (as defined in the Scheme) to the completion of the Scheme (other than those Conditions which by their nature cannot be satisfied prior to the hearing by the Irish High Court of the application to sanction the Scheme) and the availability of the Irish High Court, the said application is anticipated to be heard in March 2023.

The Scheme will be subject to the subsequent sanction of the Irish High Court.

Matheson LLP

Irish Legal Counsel for Horizon

70 Sir John Rogerson’s Quay

Dublin 2

D02 R296, Ireland

Dated: January 23, 2023

Statement of Procedures

Availability of documents and information in connection with the Scheme Meeting

1.	Information regarding the Scheme Meeting, including the full, unabridged text of the documents and resolution to be submitted to the Scheme Meeting, will be available at www.proxyvote.com.

Entitlement to attend and vote

2.

Only those Scheme Shareholders registered in the register of members of Horizon at 5:00 p.m. (Eastern time in the U.S.) on January 19, 2023 (“Voting Record Time”) are entitled to receive notice of, attend, speak, vote and demand or join in demanding a poll at the Scheme Meeting, or if relevant, any adjournment thereof. Changes in the register after that time and date will be disregarded in determining the right of any person to attend and/or vote at the meeting or any adjournment thereof. Attending the Scheme Meeting in person is not required.

3.

The Scheme Meeting will be held at Horizon’s registered office at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland on February 24, 2023 commencing at 10:30 a.m. (Irish time). If you are a Scheme Shareholder of record and you wish to attend the Scheme Meeting in person, you are recommended to arrive at least 15 minutes before the time appointed for the holding of the Scheme Meeting to allow time for registration. You will be entitled to be admitted to the meeting as a Scheme Shareholder of record only if your shareholder status may be verified by checking your name against the register of members of Horizon.

Appointment of proxies

4.

Any Scheme Shareholder of record which is a corporation, limited liability company or partnership and wishes to attend, speak, vote and/or demand or join in demanding a poll at the Scheme Meeting must appoint a proxy or a corporate representative who may exercise on its behalf all of its powers. A shareholder that is a corporation, limited liability company or partnership, may execute a proxy card either under its common seal or under the hand of an officer or attorney, duly authorized.

5.

A Scheme Shareholder of record who is entitled to attend, speak, vote and demand or join in demanding a poll at the Scheme Meeting is entitled to appoint a proxy (or more than one proxy as alternates) using the form of proxy card set out in Section 184 of the Companies Act or the form of proxy card accompanying this Notice, to attend, speak, vote and demand or join in demanding a poll instead of the shareholder (please see notes 6 to 7 below). Beneficial owners of Scheme Shares who are not shareholders of record of such shares (for example those who hold their interests in Scheme Shares in “street name” through a bank, broker or other nominee) should see notes 8 to 10 below and consult with their bank, broker or other nominee at the earliest opportunity for further information on the processes and timelines for submitting proxy appointments and voting instructions for the Scheme Meeting.

6.

To be valid, a proxy card and any power of attorney or other authority under which it is executed (or a duly certified copy of any such power or authority) must be delivered to Horizon’s Company Secretary, 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland (if delivered by hand or by mail in accordance with the instructions on the voter instruction form or proxy card, during normal business hours) as soon as possible but, in any event, so as to be received no later than 11:59 p.m. (Eastern time in the U.S.) on February 23, 2023. Scheme Shareholders may also submit a proxy or proxies via the Internet by accessing the website www.proxyvote.com or vote by telephone by calling 1-800-690-6903 or on the voter instruction form or proxy card anytime up to 11:59 p.m. (Eastern time in the U.S.) on February 23, 2023. All proxies will be forwarded to Horizon’s registered address electronically. If a proxy card for the Scheme Meeting is not lodged by the relevant time, it may also be handed to the Chairman before the start of the Scheme Meeting.

7.

In the case of joint holders, the vote of the senior holder who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members of Horizon in respect of a joint holding.

Further information for participants holding interests in “street name”

8.

Beneficial owners of Scheme Shares who are not the shareholder of record of such shares (for example, if such shares are held in “street name” through a bank, broker or other nominee), are advised to consult with their bank, broker or other nominee at the earliest opportunity for further information on the processes and timelines for submitting proxy appointments or voting instructions for the Scheme Meeting.

9.

If your shares are held in “street name” in an account through a bank, broker or other nominee, you must likewise instruct the bank, broker or other nominee how to vote your shares by following the instructions the bank, broker or other nominee provides you along with this proxy statement. Your bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your bank, broker or other nominee.

10.

Beneficial owners of Scheme Shares who are not the shareholder of record of such shares (for example, if such shares are held in “street name” through a bank, broker or other nominee) at the Voting Record Time are invited to attend the Scheme Meeting but may not vote their shares in person at the meeting unless they obtain a legal proxy from their bank, broker or other nominee. To request a legal proxy, please contact your bank, broker or other nominee holder of record. In order to be entitled to be admitted to the Scheme Meeting, holders of interests in Scheme Shares held in “street name” will need a form of photo identification and valid proof of ownership of their Scheme Shares. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.

Deadlines for receipt by Horizon of proxy voting instructions

11.

All proxy appointments and voting instructions (whether submitted directly or through a bank, broker or other nominee) must be received by Horizon’s Company Secretary, 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland no later than 11:59 p.m. (Eastern time in the U.S.) on February 23, 2023. However, persons holding Scheme Shares through a bank, broker or other nominee will also need to comply with any additional voting deadlines imposed by such bank, broker or other nominee. All persons affected are recommended to consult with their bank, broker or other nominee at the earliest opportunity.

12.

If a proxy card is properly executed and returned, it will be voted in the manner directed by the shareholder executing it, by the Chairman of the Scheme Meeting or by any other person duly appointed as proxy by the shareholder.

13.

By Order of the Irish High Court made on January 23, 2023, the Irish High Court has appointed Timothy P. Walbert, Chairman, President and Chief Executive Officer of Horizon, or, failing him, any other director of Horizon as the board of directors of Horizon may determine, to act as Chairman of the Scheme Meeting and has directed the Chairman to report the result thereof to the Irish High Court.

Voting rights

14.

The resolution at the Scheme Meeting shall be decided on a poll. Every Scheme Shareholder as of the Voting Record Time will have one vote for every Scheme Share carrying voting rights of which he, she or it is the holder. A Scheme Shareholder as of the Voting Record Time (whether present in person or by proxy) who is entitled to more than one vote need not use all his, her or its votes or cast all his, her or its votes in the same way.

15.

In order for the resolution at the Scheme Meeting to pass, it requires the approval at the Scheme Meeting by a majority in number of the Scheme Shareholders present and voting, either in person or by proxy, representing at least three-fourths (75%) in value of the Scheme Shares, voted at such meeting, either in person or by proxy.

16.

Because the vote required to approve the proposal at the Scheme Meeting is based on votes properly cast at the meeting, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on such proposal.

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE SCHEME MEETING (WHETHER IN PERSON OR BY PROXY) SO THAT THE IRISH HIGH COURT CAN BE SATISFIED THAT THERE IS A FAIR AND REASONABLE REPRESENTATION OF HORIZON SHAREHOLDER OPINION. TO ENSURE YOUR REPRESENTATION AT THE SCHEME MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED FORM OF PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR TO PROVIDE A PROXY AND VOTE BY INTERNET OR TELEPHONE IN THE MANNER PROVIDED ABOVE. IF YOU ATTEND THE SCHEME MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A COMPLETED FORM OF PROXY.

HORIZON THERAPEUTICS PLC

70 St. Stephen’s Green

Dublin 2, D02 E2X4, Ireland

NOTICE OF EXTRAORDINARY GENERAL MEETING

OF

HORIZON THERAPEUTICS PLC

NOTICE IS HEREBY GIVEN that an EXTRAORDINARY GENERAL MEETING (“EGM”) of Horizon Therapeutics plc (“Horizon”) will be held at Horizon’s registered office at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland on February 24, 2023, commencing at 10:45 a.m. (Irish time) or, if later, as soon thereafter as the special Irish High Court-ordered meeting (the “Scheme Meeting”) shall have been concluded or adjourned, for the purpose of considering and, if thought fit, passing the following resolutions of which resolutions 1, 3 and 4 will be proposed as ordinary resolutions and resolution 2 as a special resolution (collectively, the “Horizon Proposals”).

The Horizon Proposals may be voted on in such order as is determined by the Chairman of the EGM:

1.	Ordinary Resolution: Approval of the Scheme of Arrangement

That, subject to the approval by the requisite majorities at the Scheme Meeting, the scheme of arrangement that is included in the document of which this Notice forms part (the “Scheme” or the “Scheme of Arrangement”) (a copy of which has been produced to the meeting and, for the purposes of identification, signed by the Chairman thereof) in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the High Court be approved and the directors of Horizon be authorized to take all such action as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.

2.	Special Resolution: Amendment of Articles of Association

That, subject to the Scheme becoming effective, the Articles of Association of Horizon be amended by adding the following new Article 191:

“191. Scheme of Arrangement

(a)

In these Articles, the “Scheme” means the Scheme of Arrangement dated January 23, 2023 between the Company and the holders of the scheme shares (which comprise the ordinary shares of the Company that are transferred under the Scheme) (the “Scheme Shares”) under Chapter 1 of Part 9 of the Companies Act in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court. Expressions defined in the proxy statement circulated with the notices convening meetings related to the Scheme as required under Section 452 of the Companies Act shall have the same meanings in this Article.

(b)

Notwithstanding any other provision of these Articles, if the Company allots and issues any ordinary shares (other than to Pillartree Limited (“Acquirer Sub”) and/or its nominee(s)) on or after the Voting Record Time (as defined in the Scheme) and prior to the Scheme Record Time (as defined in the Scheme), such shares shall be allotted and issued subject to the terms of the Scheme and the holder or holders of those shares shall be bound by the Scheme accordingly.

(c)

Notwithstanding any other provision of these Articles, if any new ordinary shares of the Company are allotted or issued to any person (other than to Acquirer Sub and/or its nominee(s)) (a “new member”) on or after the Scheme Record Time (as defined in the Scheme), the new member shall, provided that the Scheme has become effective, have such shares transferred immediately, free of all encumbrances, to Acquirer Sub and/or its nominee(s) in consideration of and conditional on the payment by Acquirer Sub to the new member of the amount of cash to which the new member would have been entitled under the terms of the Scheme had such ordinary shares transferred to Acquirer Sub hereunder been Scheme Shares at the Scheme Record Time (as defined in the Scheme), such new ordinary shares of the Company to rank pari passu in all respects with all other ordinary shares of the Company for the time being in issue and ranking for any dividends or distributions made, paid or declared thereon following the date on which the transfer of such new ordinary shares of the Company is executed.

(d)

In order to give effect to any such transfer required by this Article 191, the Company may appoint any person to execute and deliver a form of transfer on behalf of, or as attorney for and in the name of, the new member in favor of Acquirer Sub and/or its nominee(s) without the need for any further action being required to give effect thereto. Pending the registration of Acquirer Sub as a holder of any share to be transferred under this Article 191, the new member shall not be entitled to exercise any rights attaching to any such shares unless so agreed by Acquirer Sub and Acquirer Sub shall be irrevocably empowered to appoint a person nominated by Acquirer Sub to act as attorney or agent on behalf of any holder of that share in accordance with any directions Acquirer Sub may give in relation to any dealings with or disposal of that share (or any interest in it), the exercise of any rights attached to it or receipt of any distribution or other benefit accruing or payable in respect of it and any holder(s) of that share must exercise all rights attaching to it in accordance with the directions of Acquirer Sub.”

3.	Ordinary Resolution (non-binding, advisory): Advisory Vote on Compensatory Arrangements between Horizon and its Named Executive Officers

That, on a non-binding, advisory basis, specified compensatory arrangements between Horizon and its named executive officers relating to the Transaction (as more particularly described in the section of the accompanying proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction”) be approved.

4.	Ordinary Resolution: Adjournment of the EGM

That, any motion by the Chairman to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme, or the proposed amendment of the Articles of Association of Horizon, be approved.

By order of the Board

David Caraher

Company Secretary

Horizon Therapeutics plc

70 St. Stephen’s Green

Dublin 2

D02 E2X4, Ireland

Dated: January 23, 2023

Statement of Procedures

Availability of documents and information in connection with the EGM

1.	Information regarding the EGM, including the full, unabridged text of the documents and resolutions to be submitted to the EGM will be available at www.proxyvote.com.

Entitlement to attend and vote

2.

Only those Horizon Shareholders registered in the register of members of Horizon at 5:00 p.m. (Eastern time in the U.S.) on January 19, 2023 (“Voting Record Time”) are entitled to receive notice of, attend, speak, vote and demand or join in demanding a poll at the EGM, or if relevant, any adjournment thereof. Changes in the register after that time and date will be disregarded in determining the right of any person to attend and/or vote at the meeting or any adjournment thereof. Attending the EGM in person is not required.

3.

The EGM will be held at Horizon’s registered office at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland on February 24, 2023, commencing at 10:45 a.m. (Irish time) or, if later, as soon thereafter as the Scheme Meeting shall have been concluded or adjourned. You are recommended to arrive at least 15 minutes before the time appointed for the holding of the EGM to allow time for registration. You will be entitled to be admitted to the meeting as a Horizon Shareholder of record only if your shareholder status may be verified by checking your name against the register of members of Horizon.

Appointment of proxies

4.

Any shareholder which is a corporation, limited liability company or partnership and wishes to attend, speak, vote and/or demand or join in demanding a poll at the EGM must appoint a proxy or a corporate representative who may exercise on its behalf all of its powers. A shareholder that is a corporation, limited liability company or partnership, may execute a proxy card either under its common seal or under the hand of an officer or attorney, duly authorized.

5.

A Horizon Shareholder of record who is entitled to attend, speak, vote and demand or join in demanding a poll at the EGM is entitled to appoint a proxy (or more than one proxy) using the form of proxy card set out in Section 184 of the Companies Act or the form of proxy accompanying this Notice, to attend, speak, vote and to demand or join in demanding a poll instead of the shareholder (please see notes 6 to 7 below). Beneficial owners of Horizon Shares who are not shareholders of record of such shares (for example those who hold their interests in Horizon Shares in “street name” by a bank, broker or other nominee) should see notes 8 to 10 below and consult with their bank, broker or other nominee at the earliest opportunity for further information on the processes and timelines for submitting proxy appointments and voting instructions for the EGM.

6.

To be valid, a proxy card and any power of attorney or other authority under which it is executed (or a duly certified copy of any such power or authority) must be delivered to Horizon’s Company Secretary, 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland (if delivered by hand or by mail in accordance with the instructions on the voter instruction form or proxy card, during normal business hours) as soon as possible but, in any event, so as to be received no later than 11:59 p.m. (Eastern time in the U.S.) on February 23, 2023. Horizon Shareholders may also submit a proxy or proxies via the Internet by accessing the website www.proxyvote.com or vote by telephone by calling 1-800-690-6903 anytime up to 11:59 p.m. (Eastern time in the U.S.) on February 23, 2023. All proxies will be forwarded to Horizon’s registered address electronically. If a proxy card for the EGM is not lodged by the relevant time, it may also be handed to the Chairman before the start of the EGM.

7.

In the case of joint holders, the vote of the senior holder who tenders a vote (whether in person or by proxy), will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members of Horizon in respect of a joint holding.

Further information for participants holding interests in “street name”

8.

Beneficial owners of Horizon Shares who are not the shareholder of record of such shares (for example, if such shares are held in “street name” through a bank, broker or other nominee) are advised to consult with their bank, broker or other nominee at the earliest opportunity for further information on the processes and timelines for submitting proxy appointments or voting instructions for the EGM.

9.

If your Horizon Shares are held in “street name” in an account through a bank, broker or other nominee, you must likewise instruct the bank, broker or other nominee how to vote your shares by following the instructions the bank, broker or other nominee provides you along with this proxy statement. Your bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your bank, broker or other nominee.

10.

Beneficial owners of Horizon Shares who are not the shareholder of record of such shares (for example, if such shares are held in “street name” through a bank, broker or other nominee) at the Voting Record Time are invited to attend the EGM but may not vote their shares in person at the meeting unless they obtain a legal proxy from their bank, broker or other nominee. To request a legal proxy, please contact your bank, broker or other nominee holder of record. In order to be entitled to be admitted to the EGM, holders of interests in Horizon Shares held in “street name” will need a form of photo identification and valid proof of ownership of their Horizon Shares. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.

Deadlines for receipt by Horizon of proxy voting instructions

11.

All proxy appointments and voting instructions (whether submitted directly or through a bank, broker or other nominee) must be received by Horizon’s Company Secretary, 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland no later than 11:59 p.m. (Eastern time in the U.S.) on February 23, 2023. However, persons holding through a bank, broker or other nominee will also need to comply with any additional voting deadlines imposed by such bank, broker or other nominee. All persons affected are recommended to consult with their bank, broker or other nominee at the earliest opportunity.

12.

If a proxy card is properly executed and returned, it will be voted in the manner directed by the shareholder executing it, by the Chairman of the EGM or any other person duly appointed as proxy by the shareholder.

Voting rights and the total number of issued shares

13.

The resolutions at the EGM shall be decided on a poll. Every Horizon Shareholder as of the Voting Record Time will have one vote for each Horizon Share carrying voting rights of which he, she or it is the holder. A Horizon Shareholder as of the Voting Record Time (whether present in person or by proxy) who is entitled to more than one vote need not use all his, her or its votes or cast all his, her or its votes in the same way.

14.

At the EGM, the requisite approval of each of the resolutions depends on whether it is (a) an “ordinary resolution,” which requires the approval of at least a simple majority (being more than 50%) of the votes cast by the Horizon Shareholders of record as of the Voting Record Time present and voting (in person or by proxy), or (b) a “special resolution,” which requires the approval of at least 75% of the votes cast by the holders of Horizon Shares as of the Voting Record Time present and voting (in person or by proxy).

15.

The quorum for the EGM shall be at least one or more Horizon Shareholders present either in person or by proxy holding not less than a majority of the issued and outstanding Horizon Shares entitled to vote at the EGM.

16.

Because the vote required to approve each proposal at the EGM is based on votes properly cast at the meeting, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on any such proposal.

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE EGM (WHETHER IN PERSON OR BY PROXY). TO ENSURE YOUR REPRESENTATION AT THE EGM, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED FORM OF PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR TO PROVIDE A PROXY AND VOTE BY INTERNET OR TELEPHONE IN THE MANNER PROVIDED ABOVE. IF YOU ATTEND THE EGM, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A COMPLETED FORM OF PROXY.

SUMMARY

This summary highlights selected information contained in this proxy statement and may not contain all of the information that may be important to you. Accordingly, you should read carefully this entire proxy statement, including the annexes and the documents referred to or incorporated by reference into this proxy statement. The page references have been included in this summary to direct you to a more complete description of the topics presented below. See also the section of this proxy statement entitled “Where You Can Find More Information.” Unless otherwise specified, all references in this proxy statement to “Horizon” refer to Horizon Therapeutics plc, a public limited company incorporated in Ireland; all references in this proxy statement to “Amgen” refer to Amgen Inc., a Delaware corporation; all references in this proxy statement to Acquirer Sub refer to Pillartree Limited, a private limited company incorporated under the laws of Ireland and a wholly owned subsidiary of Amgen; all references to the “Transaction Agreement” refer to the Transaction Agreement, dated as of December 11, 2022, by and among Horizon, Amgen and Acquirer Sub, a copy of which is included as Annex A to this proxy statement and all references to the “conditions appendix” refer to the conditions to the Transaction and the Scheme (each as defined herein), a copy of which is included as Annex B to this proxy statement. Unless otherwise indicated, all references to “dollars” or “$” in this proxy statement are references to U.S. dollars.

Parties to the Transaction (Page 40)

Amgen

Amgen is a highly focused biotechnology company committed to unlocking the potential of biology for patients suffering from serious illnesses by discovering, developing, manufacturing and delivering innovative human therapeutics. This approach begins by using tools like advanced human genetics to unravel the complexities of disease and understand the fundamentals of human biology. Amgen focuses on areas of high unmet medical need and leverages its expertise to strive for solutions that improve health outcomes and dramatically improve people’s lives. A biotechnology pioneer since 1980, Amgen has grown to be one of the world’s leading independent biotechnology companies. Amgen is one of the 30 companies that comprise the Dow Jones Industrial Average and is also part of the Nasdaq-100 index. Amgen is incorporated in Delaware and its common stock is listed on the Nasdaq Global Select Market under the ticker “AMGN.”

Amgen’s principal executive offices are located at One Amgen Center Drive, Thousand Oaks, California, 91320-1799, USA, its telephone number is +1 (805) 447-1000 and its website is www.amgen.com. Information on Amgen’s website is not incorporated by reference into or otherwise part of this proxy statement. For more information about Amgen, see the section of this proxy statement entitled “Parties to the Transaction—Amgen.”

Horizon

Horizon is a global biotechnology company headquartered in Dublin, Ireland and focused on the discovery, development and commercialization of medicines that address critical needs for people impacted by rare, autoimmune and severe inflammatory diseases. Horizon has 12 marketed medicines and a pipeline with more than 20 development programs. Horizon has offices or a presence across four continents and more than 2,000 employees. Horizon is a public company registered in Ireland whose ordinary shares are listed on the Nasdaq Global Select Market under the ticker “HZNP.”

Horizon’s principal executive offices are located at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland, its telephone number is + 353 1 772 2100 and its website is www.horizontherapeutics.com. Information on Horizon’s website is not incorporated by reference into or otherwise part of this proxy statement. For more information about Horizon, see the section of this proxy statement entitled “Parties to the Transaction—Horizon.”

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Acquirer Sub

Acquirer Sub is a private limited company incorporated in Ireland established solely for the purpose of effecting the Transaction and is a newly formed wholly owned subsidiary of Amgen. To date, Acquirer Sub has not conducted any activities other than those incidental to its formation and the execution of the Transaction Agreement and the other documents relating to the Transaction.

Acquirer Sub’s registered office is located at 2 Grand Canal Square, Dublin 2, D02 A342, Ireland, and its telephone number is +353 1 639 5000. For more information about Acquirer Sub, see the section of this proxy statement entitled “Parties to the Transaction—Acquirer Sub.”

The Transaction (Page 7)

On December 11, 2022, Horizon entered into the Transaction Agreement by and among Horizon, Amgen and Acquirer Sub, which is attached as Annex A to this proxy statement and incorporated by reference herein (the “Transaction Agreement”). Under the terms of the Transaction Agreement, Acquirer Sub will acquire Horizon (the “Transaction”) pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act 2014 (the “Companies Act”) (the “Scheme” or the “Scheme of Arrangement”). As a result of the Scheme, as set forth in “Part 3—the Scheme of Arrangement” of this proxy statement, Horizon will become a wholly owned subsidiary of Amgen.

Structure of the Transaction (Page 41)

Pursuant to the Transaction, Acquirer Sub will acquire the entire issued ordinary share capital of Horizon, in accordance with the terms of the Transaction Agreement, by way of the Scheme. Upon the completion of the Transaction (the “Completion”), Horizon will be a wholly owned subsidiary of Amgen.

Amgen reserves the right, subject to the prior written approval of the Irish Takeover Panel (if required), to effect the Transaction by way of a takeover offer in the circumstances described in and subject to the terms of the Transaction Agreement. In such event, without limiting the terms of the Transaction Agreement, such takeover offer will be implemented on terms and conditions that are at least as favorable to holders of ordinary shares of Horizon, nominal value $0.0001 per share (“Horizon Shares” and such holders, “Horizon Shareholders”), and the Horizon equity award holders, as those which would apply in relation to the Scheme (except for an acceptance condition set at eighty percent (80%) of the nominal value of the Horizon Shares to which such offer relates (and which are not already beneficially owned by Amgen)).

Scheme Consideration to Horizon Shareholders (Page 33)

At the effective time of the Scheme (the “effective time”), Horizon Shareholders shall be entitled to receive $116.50 in cash in exchange for each Horizon Share held by such Horizon Shareholder (the “Scheme Consideration”).

Treatment of Horizon Equity Awards (Page 25)

Horizon’s equity awards shall be treated as set forth in the Transaction Agreement, such that at the effective time:

•

each option to purchase Horizon Shares (each an “Option” or a “Horizon Option”) that is outstanding as of immediately prior to the effective time (whether or not vested) shall be canceled and converted into the right to receive cash, without interest, in an amount equal to (a) the total number of Horizon Shares subject to such Option immediately prior to the effective time, multiplied by (b) the excess of (i) $116.50 over (ii) the exercise price payable per Horizon Share under such Option;

•

each Horizon restricted stock unit award subject to time-based vesting (each an “RSU” or a “Horizon RSU”) that is outstanding as of immediately prior to the effective time (whether or not vested) shall (a) if granted to a non-employee member of the Horizon board of directors (the “Horizon Board”) or held by a person who, as of the Completion is a former service-provider of Horizon, be canceled and converted into the right to receive cash, without interest, in an amount equal to (i) the total number of Horizon Shares subject to such Horizon RSU immediately prior to the effective time multiplied by (ii) $116.50 and (b) if not granted to an individual described in clause (a) above, be canceled and converted into a restricted stock unit (each an “Amgen RSU”) denominated in shares of Amgen’s common stock, par value $0.0001 per share (“Amgen common stock”). The number of shares of Amgen common stock subject to each such Amgen RSU shall be equal to the product (rounded down to the nearest whole number) of (a) the total number of shares subject to such Horizon RSU immediately prior to the effective time multiplied by (b) (i) $116.50 divided by (ii) the volume weighted average of the per share closing price of Amgen common stock on the Nasdaq Global Select Market for five trading days ending on the second business day prior to the Completion. Following the effective time, each Amgen RSU shall continue to be governed by the same terms and conditions (including vesting terms) as were applicable to such Horizon RSU immediately prior to the effective time; and

•

each Horizon restricted stock unit award with performance-based vesting or delivery requirements (each a “PSU” or a “Horizon PSU”) that is outstanding as of immediately prior to the effective time (whether or not vested) shall be canceled and converted into the right to receive cash, without interest, in an amount equal to (i) the total number of Horizon Shares issuable upon settlement of such PSU as determined, in accordance with the terms of such PSU, by the compensation committee of the Horizon Board prior to the effective time multiplied by (ii) $116.50.

Recommendation of the Horizon Board and Horizon’s Reasons for the Transaction (Page 13)

The Horizon Board has unanimously approved the Transaction Agreement and determined that the Transaction Agreement and the transactions contemplated by the Transaction Agreement, including the Scheme, are fair to and in the best interests of Horizon and its shareholders and that the terms of the Scheme are fair and reasonable.

The Horizon Board unanimously recommends that Horizon Shareholders vote:

•	“FOR” the proposal to approve the Scheme of Arrangement at the Scheme Meeting;

•

“FOR” the proposal to approve the Scheme of Arrangement and authorize the directors of Horizon to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect at the EGM (the “Scheme Approval Resolution”);

•

“FOR” the proposal to amend the articles of association of Horizon so that any Horizon Shares that are issued on or after 5:00 p.m. (Eastern time in the U.S.) on January 19, 2023 (“Voting Record Time”) to persons other than Acquirer Sub or its nominees will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Acquirer Sub and/or its nominee(s) for the Scheme Consideration (the “Articles of Association Amendment Resolution”);

•

“FOR” the proposal to approve, on a non-binding, advisory basis, specified compensatory arrangements between Horizon and its named executive officers relating to the Transaction (the “Compensation Resolution”); and

•	“FOR” the proposal to approve any motion by the Chairman to adjourn the extraordinary general meeting of shareholders (the “EGM”), or any adjournments thereof, to solicit additional proxies in favor of the approval of the resolutions if there are insufficient votes at the time of the EGM to approve the Scheme Approval Resolution and the Articles of Association Amendment Resolution (the “Adjournment Resolution”).

The Horizon Board considered many factors in making its determination that the Transaction Agreement and the transactions contemplated thereby, including the Scheme, are advisable for, fair to and in the best interests of Horizon and Horizon Shareholders, and that the terms of the Scheme are fair and reasonable. For a more complete discussion of these factors, see the section of this proxy statement entitled “The Transaction—Recommendation of the Horizon Board and Horizon’s Reasons for the Transaction.”

In considering the recommendation of the Horizon Board, you should be aware that certain directors and executive officers of Horizon have interests in the Transaction that are in addition to, or different from, any interests they might have as shareholders. See the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction.”

Opinion of Morgan Stanley & Co. LLC (Page 17)

Horizon retained Morgan Stanley & Co. LLC (“Morgan Stanley”) to act as its financial advisor in connection with a potential sale of Horizon. Horizon selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation and its knowledge of and involvement in recent transactions in Horizon’s industry. At a meeting of the Horizon Board on December 10, 2022, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing by delivery of a written opinion, dated December 10, 2022, to the Horizon Board, that, as of that date, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley as set forth in Morgan Stanley’s written opinion, the consideration to be received by the holders of Horizon Shares (other than shares held in treasury or owned by Amgen, Acquirer Sub or any subsidiaries of Amgen) was fair, from a financial point of view, to such holders of Horizon Shares, as set forth in such opinion and as more fully described in the section of this proxy statement entitled “The Transaction—Opinion of Morgan Stanley & Co. LLC.”

The full text of the written opinion of Morgan Stanley delivered to the Horizon Board, dated as of December 10, 2022, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached to this proxy statement as Annex C and incorporated by reference into this proxy statement in its entirety. The summary of the opinion of Morgan Stanley in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Holders of Horizon Shares are urged to, and should, read Morgan Stanley’s opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Horizon Board, in its capacity as such, and addressed only the fairness, from a financial point of view, of the consideration to be received by the holders of Horizon Shares (other than shares held in treasury or owned by Amgen, Acquirer Sub or any subsidiaries of Amgen), pursuant to the Transaction Agreement as of the date of the opinion and does not address the relative merits of the Transaction as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. Morgan Stanley’s opinion does not constitute an opinion or a recommendation as to how the holders of Horizon Shares should vote at the Scheme Meeting or the EGM (collectively, the “special meetings”).

Interests of Certain Persons in the Transaction (Page 25)

In considering the recommendation of the Horizon Board with respect to the Transaction Agreement, you should be aware that certain of Horizon’s directors and executive officers have interests in the Transaction that are in addition to, or different from, any interests of Horizon Shareholders generally. Interests of Horizon’s directors and executive officers that may be in addition to, or different from, any interests of Horizon Shareholders include:

•

each Horizon equity award held by an executive officer or director shall receive the treatment described in the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction—Treatment of Equity Awards”;

•

each Horizon executive officer is party to an employment agreement with Horizon or a related corporation that provides for severance benefits upon a qualifying termination of employment, including enhanced severance benefits if a qualifying termination of employment of the executive officer occurs within three (3) months prior to or eighteen (18) months following a “change in control” (which includes the Transaction) as described in the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction—Severance Entitlements”;

•

certain Horizon executive officers received cash retention bonus awards in connection with the Transaction as described in the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction—Retention Bonuses”;

•

certain Horizon executive officers have received short-term acceleration into December 2022 of (i) the vesting and/or settlement of certain Horizon equity awards into December 2022 that would otherwise have vested and/or settled in January 2023 and (ii) payment of his or her fiscal year 2022 incentive bonus, ordinarily payable in March 2023, into December 2022, as described in the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction—Short-term Acceleration of Certain Payments”;

•

certain Horizon executive officers may receive a make-whole payment for taxes after the Completion as described in the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction—Make-Whole Payments”;

•

all Horizon employees, including any Horizon executive officers, who continue as employees of Amgen after the Completion are generally entitled to receive certain compensation no less favorable than immediately prior to Completion and benefits that are no less favorable in the aggregate than similarly situated employees of Amgen for one (1) year following the effective time, as described in the section of this proxy statement entitled “The Transaction Agreement—Employee Matters”; and

•

Horizon directors and executive officers are entitled to continued indemnification and insurance coverage under the Transaction Agreement as described in the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction—Directors’ and Officers’ Indemnification and Insurance.”

These interests are discussed in more detail in the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction.” The Horizon Board was aware of the additional or different interests set forth herein and considered such interests along with other matters in approving the Transaction Agreement and the Transaction.

Material Tax Consequences of the Proposed Transaction (Page 35)

For Irish tax purposes, Horizon Shareholders that are neither resident nor ordinarily resident in Ireland for Irish tax purposes should not be liable for Irish capital gains tax, referred to as “Irish CGT,” on the disposal of their Horizon Shares pursuant to the Scheme unless such shares were used in or for the purposes of a trade carried on by the Horizon Shareholder in Ireland through a branch or agency, or were used or held or acquired for use by or for the purposes of the branch or agency. See the sections of this proxy statement entitled “Material Tax Consequences of the Proposed Transaction—Irish Tax Considerations—Taxation of Chargeable Gains” and “Part 2—Explanatory Statement—Taxation.”

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For U.S. federal income tax purposes, the receipt of cash for Horizon Shares pursuant to the Scheme will be a taxable transaction, and a U.S. holder (as defined in the section of this proxy statement entitled “Material Tax Consequences of the Proposed Transaction—Material U.S. Federal Income Tax Considerations”) will generally recognize gain or loss equal to the difference, if any, between (i) the sum of the cash received in the Scheme and (ii) the U.S. holder’s adjusted tax basis in the Horizon Shares surrendered in exchange therefor.

Holders of Horizon Shares should read the section of this proxy statement entitled “Material Tax Consequences of the Proposed Transaction” for a more detailed discussion of certain Irish and U.S. federal income tax consequences of the Scheme. Tax matters can be complicated and the tax consequences to a particular holder will depend on such holder’s particular facts and circumstances. Holders of Horizon Shares should consult their own tax advisors to determine the specific consequences to them of receiving cash pursuant to the Scheme.

No Dissenters’ Rights (Page 34)

Under Irish law, Horizon Shareholders do not have appraisal or dissenters’ rights with respect to the Transaction or any of the other transactions described in this proxy statement.

Regulatory Approvals Required (Page 32)

Antitrust and Foreign Investment Law Matters

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the rules promulgated thereunder, certain transactions may not be completed until certain information and materials have been furnished to the Antitrust Division of the U.S. Department of Justice (“DOJ”) and the Federal Trade Commission (“FTC”) and the applicable HSR Act waiting period requirements have been satisfied. The waiting period under the HSR Act applicable to the Transaction is thirty (30) calendar days, unless the waiting period is terminated earlier or extended. If the DOJ or FTC issues a request for additional information and documentary materials (a “Second Request”), the parties must observe a second thirty (30)-day waiting period, which would begin to run only after both parties have substantially complied with such Second Request, unless the waiting period is terminated. The parties may also agree with the DOJ or FTC to not consummate the Transaction for a specified period of time. If any waiting period expires on a Saturday, Sunday or federal holiday, then the period is extended until 11:59 p.m., Eastern time, in the U.S. on the next day that is not a Saturday, Sunday or federal holiday.

The Transaction is subject to the provisions of the HSR Act and therefore cannot be completed until each of Amgen and Horizon file a notification and report form with the DOJ and the FTC under the HSR Act and the applicable waiting period (and any extension thereof) has expired or been terminated. Amgen and Horizon each filed a notification and report form with respect to the Transaction with the DOJ and the FTC under the HSR Act on December 29, 2022. The waiting period with respect to the notification and report forms filed under the HSR Act is scheduled to expire at 11:59 p.m., Eastern time, on January 30, 2023, unless extended or earlier terminated.

The Transaction is also conditioned on the receipt of approvals or clearances under the (a) applicable Antitrust Laws (as defined in the Transaction Agreement) of each of Germany and Austria and (b) applicable Foreign Investment Laws (as defined in the Transaction Agreement) of France, Germany, Denmark and Italy. The German merger control filing was submitted on January 13, 2023 and its review period is due to expire at the latest one month from submission, i.e., on February 13, 2023, unless extended or earlier terminated. The Austrian merger control filing was submitted on January 16, 2023 and its review period is due to expire at the latest four weeks from submission, i.e., on February 13, 2023, unless extended or earlier terminated.

The Danish Investment Screenings Act allows for the submission of a pre-screening notification under the Danish FDI regime. In line with this option, on December 23, 2022, Amgen submitted a notification for a pre-screening of the Transaction to the Danish Business Authority (the “DBA”). On January 2, 2023, the DBA informed the parties that based on the pre-screening notification they were unable to confirm whether the Transaction falls within the applicable FDI framework and requested a formal filing for approval to be submitted. Thus, in line with the Danish FDI regime contained in the Investment Screening Act and the accompanying executive orders, on January 11, 2023, Amgen submitted the formal filing to the DBA and, on January 12, 2023, received confirmation that the filing is complete. Under the Danish FDI regime, the DBA reviews whether foreign direct investments and certain special economic agreements pose a threat to national security or public order in Denmark. According to the applicable regulation, the DBA has sixty (60) working days to review the FDI filing. The review period may be extended to ninety (90) business days if further review is required or if the parties submit mitigation measures before the end of the period. The deadline of ninety (90) business days is not binding on the DBA. If the DBA has not issued a decision at the end of the review period, the Transaction will not automatically be considered approved.

In line with the Italian regulation on the exercise of the special powers of the state on strategic assets and activities (i.e., Italian Law Decree No. 21 of March 15, 2012, converted with amendments into Law no. 56 of May 11, 2012, as subsequently amended and integrated), on January 3, 2023, Amgen submitted a pre-filing (prenotifica) pursuant to Article 2-quater of Law Decree No. 21/2012 and Article 7 of Presidential Decree No. 133/2022 to the Italian Presidency of the Council of Ministers. The pre-filing is a tool introduced in the Italian FDI regulation, in order to seek a confirmation that the FDI regulation does not concretely apply to the notified transaction, or else a declaration that, even if it applies, there are clearly no risks of prejudice to the relevant public interests and the transaction can be cleared. According to the applicable regulation, the Presidency of the Council of Ministers has up to thirty (30) calendar days to conclude the screening activated with the pre-filing. If the Presidency of the Council of Ministers confirms that the investment falls outside the scope of the mandatory screening mechanism (or that, in any event, it clearly does not pose any risks of prejudice to the relevant public interests) the Transaction can be consummated. If the authority does not reply in the aforementioned deadline, or if it informs Amgen that the Transaction is within the scope of the mandatory screening mechanism, a formal filing for approval must be submitted, and approval must be obtained before the Transaction can be consummated.

In line with the German FDI regime contained in the German Foreign Trade Act and the German Foreign Trade Ordinance, on January 4, 2023, Amgen submitted a filing for clearance to the Federal Ministry for Economic Affairs and Climate Action (the “BMWK”). Under the German FDI regime, the BMWK reviews whether the Transaction is likely to endanger the public order or security of the Federal Republic of Germany or of another member state of the European Union or in connection with certain projects or programs within the interest of the European Union. Upon receipt of a filing, the BMWK can clear the Transaction pursuant to Section 58a para. 1 of the German Foreign Trade Ordinance (in case of mandatory filings) or, alternatively, issue a clearance certificate pursuant to Section 58 para. 1 of the German Foreign Trade Ordinance (in case of voluntary filings). In both cases, clearance is deemed to have been granted within two (2) months from receipt of the filing if the BMWK has not cleared the Transaction or initiated formal review proceedings. If the BMWK initiates formal review proceedings, it has four (4) months after having received the complete set of information required for the formal review proceedings, to decide pursuant to Section 59 of the German Foreign Trade Ordinance whether to clear the Transaction, to prohibit the Transaction or to issue orders to ensure the public order and security of the Federal Republic of Germany.

In accordance with French Foreign Investment Regulations, on January 16, 2023, Amgen submitted a filing for clearance to the French Minister of the Economy (the “Minister”). Under the French FDI regime, the Minister reviews whether the Transaction falls within the list of sectors specifically listed by the French Foreign Investment Regulations and, if so, whether it may raise concerns with regard to the protection of national interests. The Minister has 30 working days from receipt of a complete filing (Phase 1) to confirm the investment is not covered by the French FDI regime, approve the Transaction unconditionally, or launch an additional examination (Phase 2) to determine if conditions are required to safeguard national interests. The French Foreign Investment Regulations give the Minister an additional 45 working days to complete the second phase of examination. If the Minister fails to issue a decision within the applicable review period the Transaction would be deemed rejected.

The Transaction is further conditioned on there not having been issued by a court of competent jurisdiction, an order that remains in effect and prevents consummation of the Transaction, and the absence of any law or order (other than any antitrust laws or foreign investment laws of any jurisdiction that is not (a) under the (i) Antitrust Laws of each of Germany and Austria or (ii) Foreign Investment Laws of France, Germany, Denmark and Italy or (b) the HSR Act) that prohibits the consummation of the Transaction or imposes any Burdensome Condition (as defined in the Transaction Agreement).

At any time before or after consummation of the Transaction, notwithstanding the termination or expiration of the waiting period under the HSR Act, the DOJ, the FTC, state attorneys general or non-U.S. authorities could take such action under the Antitrust Laws as it deems necessary or desirable in the public interest, including seeking to preliminarily or permanently enjoin the Completion, seeking divestiture of substantial assets of Horizon or Amgen, requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights, or requiring the parties to agree to other remedies. Private parties may also seek to take legal action under the Antitrust Laws under certain circumstances, including by seeking to intervene in the regulatory process, to litigate to enjoin or overturn regulatory approvals, or to bring private actions to enjoin the Transaction. Any of these actions could impede or preclude obtaining regulatory approvals or consummating the Transaction. There can be no assurances that a challenge to the Transaction will not be made or that, if a challenge is made, Horizon will prevail.

One or more governmental bodies could take such action under Foreign Investment Laws as it deems necessary or desirable in order to mitigate any identified national security or public order concerns, including seeking divestiture of assets or operations, the safeguarding of intellectual property rights, the protection of sensitive information from unauthorized access, requiring the parties to continue to provide strategic capabilities, or requiring the parties to agree to other remedies.

Amgen and Horizon have agreed to use reasonable best efforts to obtain the regulatory approvals required to consummate the Transaction, subject to certain limitations as set forth in the Transaction Agreement. Although Horizon expects that all required antitrust and foreign investment clearances and approvals will be obtained, there can be no assurances that these regulatory clearances and approvals will be timely obtained, obtained at all, or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions, restrictions, qualifications, requirements or limitations on the Completion, including the requirement to divest assets, license or hold separate assets, or terminate existing relationships and contractual rights, or agree to other remedies, or require changes to the terms of the Transaction Agreement. These conditions or changes could result in the conditions to the Transaction not being satisfied.

Irish Court Approvals

The Scheme of Arrangement requires the approval of the Irish High Court, which involves an application by Horizon to the Irish High Court to sanction the Scheme.

Conditions to the Closing of the Transaction (Page 57)

The Scheme and the closing of the Transaction are conditioned on the satisfaction (or waiver, if applicable), of among other things:

•	the approval by the Horizon Shareholders of the Scheme at the Scheme Meeting;

•	the passing of the Scheme Approval Resolution and the Articles of Association Amendment Resolution at the EGM;

•	the sanction of the Scheme by the Irish High Court;

•	a copy of the order of the Irish High Court sanctioning the Scheme having been delivered to the Irish Registrar of Companies;

•	the waiting period applicable under the HSR Act having expired or having been earlier terminated;

•	the receipt of required antitrust clearances in the United States, Austria and Germany and the receipt of required foreign investment clearances in France, Germany, Denmark and Italy;

•

there not having been issued and remaining in effect an order that prevents the consummation of the Transaction, and the absence of any law or order that prohibits the Transaction or imposes a Burdensome Condition (as defined in the Transaction Agreement);

•	the Transaction Agreement not having been terminated in accordance with its terms;

•	the accuracy of each of the parties’ representations and warranties, subject to certain materiality and Material Adverse Effect (as defined in the Transaction Agreement) exceptions;

•	the performance by each party, in all material respects, with all of such party’s covenants and agreements under the Transaction Agreement; and

•	the absence of a Horizon Material Adverse Effect (as defined in the Transaction Agreement) that is continuing.

Amgen reserves the right, subject to the prior written approval of the Irish Takeover Panel (if required), to effect the Transaction by way of a takeover offer, as an alternative to the Scheme, in the circumstances described in and subject to the terms of the Transaction Agreement. In such event, such takeover offer will be implemented on terms and conditions that are at least as favorable to the Horizon Shareholders and equity award holders (except for an acceptance condition set at eighty percent (80%) of the nominal value of the Horizon Shares to which such offer relates and which are not already beneficially owned by Amgen) as those which would apply in relation to the Scheme, among other requirements.

The Transaction is also conditioned on the Scheme becoming effective and unconditional by not later than the End Date (as defined below). In addition, the Scheme will lapse unless it is effective on or prior to the End Date (or such later date as Amgen and Horizon may, subject to receiving the consent of the Irish Takeover Panel and the Irish High Court, in each case if required, agree).

Termination of the Transaction Agreement (Page 58)

The Transaction Agreement may be terminated and the transactions contemplated by the Transaction Agreement may be abandoned at any time prior to the effective time in any of the following ways:

•	by mutual written consent of Horizon and Amgen;

•	by either Horizon or Amgen:

•

if the Transaction is implemented by way of the Scheme of Arrangement, if the Scheme Meeting has been completed and the proposal to approve the Scheme of Arrangement has not been approved by the requisite vote and/or the EGM has been completed and the Scheme Approval Resolution and the Articles of Association Amendment Resolution have not been approved by the requisite votes;

•

subject to certain exceptions, if the Transaction has not been consummated by 5:00 p.m., New York City time, on June 12, 2023 (or September 12, 2023 or December 12, 2023, if extended under certain circumstances in accordance with the Transaction Agreement) (the “End Date”);

•

if the Irish High Court declines or refuses to sanction the Scheme, unless both parties agree in writing that the decision of the Irish High Court will be appealed (it having been agreed that Horizon will make such an appeal if requested by Amgen and the counsel appointed by Amgen and Horizon agree that doing so is a reasonable course of action); or

•

subject to certain exceptions, if there is in effect any law in any jurisdiction of competent authority, or final and non-appealable order, writ, decree, judgment or injunction issued, promulgated, made, rendered or entered into by any court or other tribunal of competent authority that permanently restrains, enjoins or otherwise prohibits the consummation of the Transaction;

•	by Horizon:

•

if Amgen or Acquirer Sub breaches or fails to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set out in the Transaction Agreement are inaccurate such that the breach, failure to perform or inaccuracy (1) would result in the failure of certain closing conditions to be satisfied and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) forty-five (45) days following written notice by Horizon; or

•

prior to obtaining the required approvals of the Horizon Shareholders at the Scheme Meeting and the EGM, if (1) the Horizon Board authorizes Horizon to terminate the Transaction Agreement in response to a Horizon Superior Proposal (as defined in the Transaction Agreement) and (2) substantially concurrently with such termination, a Horizon Change of Recommendation (as defined in the Transaction Agreement) has occurred and a definitive agreement providing for the consummation of such Horizon Superior Proposal is duly executed and delivered by all parties thereto and Horizon pays Amgen the Reimbursement Payments (as defined below);

•	by Amgen:

•

if Horizon breaches or fails to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set out in the Transaction Agreement are inaccurate such that the breach, failure to perform or inaccuracy (1) would result in the failure of certain closing conditions to be satisfied and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) forty-five (45) days following written notice by Amgen; or

•

prior to obtaining the required approvals of the Horizon Shareholders at the Scheme Meeting and the EGM, if (1) a Horizon Change of Recommendation has occurred, (2) the Horizon Board fails to reaffirm the Scheme recommendation in a statement complying with Rule 14e-2(a) under the Exchange Act of 1934, as amended (the “Exchange Act”) with regard to a Horizon Alternative Proposal (as defined in the Transaction Agreement) or in connection with such action by the close of business on the 10th business day after the commencement of such Horizon Alternative Proposal under Rule 14e-2(a) or (3) Horizon has materially breached the provisions of the Transaction Agreement related to third-party acquisition proposals and such breach cannot be cured.

Reverse Termination Payment and Reimbursement Payment (Page 60)

The Transaction Agreement provides that, in the event of a termination of the Transaction Agreement due to the failure of specified conditions related to obtaining antitrust clearance for the Transaction or related to antitrust laws, Amgen will pay Horizon $974,415,054 upon termination of the Transaction Agreement under specified circumstances.

x

The Transaction Agreement also provides that, in the event of a termination of the Transaction Agreement under certain circumstances, Horizon will reimburse Amgen for an amount equal to the documented, specific, quantifiable third-party costs and expenses incurred by Amgen, or its subsidiaries, or on their behalf for the purposes of, in preparation for or in connection with the Transaction upon termination of the Transaction Agreement under specified circumstances. The maximum amount payable by Horizon to Amgen as expense reimbursement is $278,404,301 (being equal to one percent (1%) of the aggregate value of the total consideration payable with respect to the Horizon Shares in connection with the Transaction).

Legal Proceedings Relating to the Transaction (Page 62)

In January 2023, two individual lawsuits (captioned Stein v. Horizon Therapeutics plc, et al., No. 23-cv-00058 (S.D.N.Y. filed January 4, 2023) and O’Dell v. Horizon Therapeutics plc, et al., No. 23-cv-00082 (S.D.N.Y. filed January 5, 2023)) challenging the Transaction were filed in U.S. federal court. Additionally, in January 2023, Horizon received four demands from purported Horizon Shareholders challenging the Transaction. The complaints and demands generally allege that certain disclosures in the Preliminary Proxy Statement (filed on December 30, 2022) were false or misleading, and assert claims against Horizon and the Horizon Board for violations of Sections 14(a) and 20(a) of the Exchange Act. The plaintiffs seek, among other things, an injunction against the consummation of the Transaction and an award of costs and expenses, including a reasonable allowance for attorneys’ and experts’ fees.

Financing Relating to the Transaction (Page 62)

The Scheme Consideration, fees and expenses related thereto and the repayment of certain existing indebtedness of Horizon will be funded by Amgen from (i) its own cash resources, (ii) borrowings under its existing and new credit facilities, including as described herein, (iii) proceeds from the sale of debt securities and/or (iv) any combination of the foregoing.

On December 12, 2022, Amgen entered into a bridge credit agreement for an aggregate amount of $28.5 billion, by and among Amgen, Citibank, N.A. (“Citibank”), as administrative agent, Bank of America, N.A. (“Bank of America”), as syndication agent, and Citibank and Bank of America as lead arrangers and book runners, and the other banks from time to time party thereto (the “Bridge Credit Agreement”) to finance, together with Amgen’s own cash resources, the Scheme Consideration. On December 22, 2022, Amgen, Citibank as administrative agent, Bank of America as syndication agent, Citibank, Bank of America, Goldman Sachs Bank USA and Mizuho Bank, Ltd. as lead arrangers and book runners and Goldman Sachs Bank USA and Mizuho Bank, Ltd. as documentation agents entered into a Term Loan Credit Agreement (the “Term Loan Credit Agreement” and, together with the Bridge Credit Agreement, the “Credit Agreements”). The aggregate amount of $4.0 billion of the term loan commitments provided for under the Term Loan Credit Agreement has automatically reduced the commitments under the Bridge Credit Agreement by a corresponding amount.

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND THE SPECIAL MEETINGS

The following questions and answers are intended to address briefly some commonly asked questions regarding the Transaction and each special meeting. These questions and answers highlight only some of the information contained in this proxy statement. They may not contain all the information that is important to you. You should read carefully this entire proxy statement, including the annexes and the documents incorporated by reference into this proxy statement, to understand fully the proposed transactions and the voting procedures for the special meetings. See the section of this proxy statement entitled “Where You Can Find More Information.”

If you are in doubt about this offer, you should consult an independent financial advisor who, if you are taking advice in Ireland, is authorized or exempted under the European Communities (Markets in Financial Instruments) Regulations 2017 (S.I. No. 375 of 2017).

Q:	Why am I receiving this proxy statement?

A:

You, as a Horizon Shareholder, are receiving this proxy statement because Horizon, Amgen and Acquirer Sub entered into the Transaction Agreement on December 11, 2022, pursuant to which, on the terms and subject to the conditions set forth therein, Acquirer Sub has agreed to acquire the entire issued share capital of Horizon, which Transaction shall be implemented by means of the Scheme to be undertaken by Horizon under Chapter 1 of Part 9 of the Companies Act.

The Irish High Court has ordered the convening of the Scheme Meeting in order to obtain shareholder approval of the Scheme of Arrangement. At 10:45 a.m. (Irish time) on February 24, 2023, or, if the Scheme Meeting has not concluded by 10:45 a.m. (Irish time), as soon as possible after the conclusion of the Scheme Meeting (or any adjournment thereof), Horizon will hold the EGM in order to obtain shareholder approval of the resolutions necessary to implement the Scheme and related resolutions.

It will not be possible to complete the Transaction unless the requisite Horizon Shareholder approvals described above are obtained at each special meeting. However, as described below, the Transaction is not conditioned on the approval of certain additional matters being presented at the EGM. For instance, the Transaction is not conditioned on the approval of the Compensation Resolution and the Adjournment Resolution.

This proxy statement includes important information about the Transaction, the Transaction Agreement (a copy of which is attached as Annex A) and the conditions appendix (a copy of which is attached as Annex B) and the special meetings. You should read this information carefully and in its entirety. If you are a Horizon Shareholder of record, the enclosed voting materials allow you to vote your Horizon Shares without attending each or either special meeting by granting a proxy or voting your shares by mail, telephone or over the Internet. If you hold your Horizon Shares through a bank, broker or other nominee (in “street name”), you should follow the instructions provided by your bank, broker or other nominee in order to instruct them how to vote such shares.

Q:	When and where will each special meeting be held?

A:	The Scheme Meeting will be held at Horizon’s registered office at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland, on February 24, 2023, at 10:30 a.m. (Irish time).

The EGM will be held at Horizon’s registered office at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland, on February 24, 2023, at 10:45 a.m. (Irish time) or, if the Scheme Meeting has not concluded by 10:45 a.m. (Irish time), as soon as possible after the conclusion of the Scheme Meeting (or any adjournment thereof).

Q:	What will the Horizon Shareholders and holders of Horizon equity awards receive as consideration in the Transaction?

A:

As consideration for the Transaction, Horizon Shareholders will be entitled to receive at the effective time $116.50 in cash for each Horizon Share that they hold. Horizon’s equity awards will be treated as set forth in the Transaction Agreement, such that at the effective time:

•

each Horizon Option that is outstanding as of immediately prior to the effective time (whether or not vested) shall be canceled and converted into the right to receive cash, without interest, in an amount equal to (a) the total number of Horizon Shares subject to such Option immediately prior to the effective time, multiplied by (b) the excess of (i) $116.50 over (ii) the exercise price payable per Horizon Share under such Option;

•

each Horizon RSU that is outstanding as of immediately prior to the effective time (whether or not vested) shall (a) if granted to a non-employee member of the Horizon Board or held by a person who, as of the Completion is a former service-provider of Horizon, be canceled and converted into the right to receive cash, without interest, in an amount equal to (i) the total number of Horizon Shares subject to such Horizon RSU immediately prior to the effective time multiplied by (ii) $116.50 and (b) if not granted to an individual described in clause (a) above, be canceled and converted into an Amgen RSU denominated in shares of Amgen common stock. The number of shares of Amgen common stock subject to each such Amgen RSU shall be equal to the product (rounded down to the nearest whole number) of (a) the total number of shares subject to such Horizon RSU immediately prior to the effective time multiplied by (b) (i) $116.50 divided by (ii) the volume weighted average of the per share closing price of Amgen common stock on the Nasdaq Global Select Market for five trading days ending on the second business day prior to the Completion. Following the effective time, each Amgen RSU shall continue to be governed by the same terms and conditions (including vesting terms) as were applicable to such Horizon RSU immediately prior to the effective time; and

•

each Horizon PSU that is outstanding as of immediately prior to the effective time (whether or not vested) shall be canceled and converted into the right to receive cash, without interest, in an amount equal to (i) the total number of Horizon Shares issuable upon settlement of such PSU as determined, in accordance with the terms of such PSU, by the compensation committee of the Horizon Board prior to the effective time multiplied by (ii) $116.50.

Q:	What proposals are being voted on at each Horizon special meeting and what shareholder vote is required to approve those proposals?

A:	Scheme Meeting

Horizon Shareholders are being asked to vote on a proposal to approve the Scheme at both the Scheme Meeting and the EGM. The vote required for such proposal is different at each of the special meetings, however. As set out in full under the section of this proxy statement entitled “Part 2—Explanatory Statement—Consents and Special Meetings” in order for the resolution at the Scheme Meeting to pass, it requires the approval at the Scheme Meeting by a majority in number of the Scheme Shareholders (as defined in “Part 3—The Scheme of Arrangement”), present and voting, either in person or by proxy, representing at least three-fourths (75%) in value of the Scheme Shares voted at such meeting, either in person or by proxy.

Because the vote required to approve the proposal at the Scheme Meeting is based on votes properly cast at the meeting, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on such proposal.

The Transaction is conditioned on approval of the Scheme at the Scheme Meeting.

EGM

Set forth below is a table summarizing certain information with respect to the resolutions to be voted on at the EGM:

EGM Resolution #	Resolution	Ordinary or Special Resolution?	Transaction Conditioned on Approval of Resolution?
1	Scheme Approval Resolution: To approve the Scheme of Arrangement and authorize the directors of Horizon to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.	Ordinary	Yes

2	Articles of Association Amendment Resolution: To amend the Articles of Association of Horizon so that any Horizon Shares that are issued on or after the Voting Record Time to persons other than Acquirer Sub or its nominees will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Acquirer Sub and/or its nominee(s) for the Scheme Consideration.	Special	Yes

3	Compensation Resolution: To approve, on a non-binding, advisory basis, specified compensatory arrangements between Horizon and its named executive officers relating to the Transaction.	Ordinary	No

4	Adjournment Resolution: To approve any motion by the Chairman to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme Approval Resolution and the Articles of Association Amendment Resolution.	Ordinary	No

At the EGM, the requisite approval of each of the resolutions depends on whether it is (i) an “ordinary resolution” (the Scheme Approval Resolution, the Compensation Resolution and the Adjournment Resolution), which requires the approval of at least a majority of the votes cast by the holders of Horizon Shares present and voting (either in person or by proxy), or (ii) a “special resolution” (the Articles of Association Amendment Resolution), which requires the approval of at least seventy-five percent (75%) of the votes cast by the holders of Horizon Shares present and voting (either in person or by proxy).

As the votes required to approve each of the resolutions are based on votes properly cast at the EGM, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on the resolutions.

As of the Voting Record Time, the Horizon directors and executive officers had the right to vote approximately 1,780,034 of the Horizon Shares then outstanding and entitled to vote at the Scheme Meeting and the EGM. The Horizon Board and executive officers who are shareholders of Horizon intend to vote “FOR” the proposal at the Scheme Meeting and each of the proposals at the EGM, although none of them have entered into any agreement or irrevocable commitment requiring them to do so.

Q:	Why are there two special meetings?

A:	Irish law requires that two separate shareholder meetings be held, the Scheme Meeting and the EGM. Both special meetings are necessary to cause the Scheme of Arrangement to become effective.

At the Scheme Meeting, Horizon Shareholders (excluding Amgen and its affiliates, to the extent they hold Horizon Shares) will be asked to approve the Scheme for the purposes of satisfying the requirements of the Irish legislation upon which the Scheme is based.

At the EGM, Horizon Shareholders (including Amgen and any of its affiliates, to the extent they hold Horizon Shares) will also be asked to approve the Scheme, authorize Horizon’s directors to take whatever actions they deem necessary or appropriate for carrying the Scheme into effect and approve other related matters. For more detail on these matters, see the section of this proxy statement entitled “Part 1—The Transaction and The Special Meetings.”

Q:	Is my vote important?

A:

Yes. It is important that as many votes as possible are cast at the Scheme Meeting and the EGM (whether in person or by proxy) so that the Irish High Court can be satisfied that there is a fair and reasonable representation of the opinions of the Horizon Shareholders and to ensure that the views of the Horizon Shareholders are heard, in each case with respect to the matters prepared to be voted on at the Scheme Meeting. To ensure your representation at the Scheme Meeting and the EGM, you are requested to complete, sign and date the enclosed forms of proxy as promptly as possible and return them in the postage prepaid envelope enclosed for that purpose or vote by Internet or telephone in the manner provided below. If you attend the Scheme Meeting or the EGM in person, you may vote at such meeting even if you have previously returned a completed form of proxy, or voted by Internet or telephone.

Q:	What constitutes a quorum?

A:	A quorum is the minimum number of shares required to be represented, either by the appearance of the shareholder in person or through representation by proxy, to hold a valid meeting.

One or more holders of Horizon Shares outstanding, present in person or by proxy, entitling them to exercise a majority of the voting power of Horizon at the Voting Record Time will constitute a quorum for each of the special meetings. Horizon does hold certain ordinary shares in treasury; such shares will not be included in the calculation of the number of ordinary shares present at the special meetings for the purposes of determining a quorum. Horizon’s inspector of election intends to treat as “present” for these purposes shareholders who have submitted properly executed or transmitted proxies that are marked “abstain.” The inspector will also treat as “present” shares held in “street name” by brokers that are voted on at least one proposal to come before the meetings.

Q:	What is the recommendation of the Horizon Board regarding the proposals being put to a vote at each special meeting?

A:

The Horizon Board has unanimously approved the Transaction Agreement and determined that the Transaction Agreement and the transactions contemplated by the Transaction Agreement, including the Scheme, are fair to and in the best interests of Horizon and its shareholders and that the terms of the Scheme are fair and reasonable.

The Horizon Board unanimously recommends that Horizon Shareholders vote:

•	“FOR” the proposal to approve the Scheme at the Scheme Meeting;

•	“FOR” the Scheme Approval Resolution at the EGM;

•	“FOR” the Articles of Association Amendment Resolution at the EGM;

•	“FOR” the Compensation Resolution at the EGM; and

•	“FOR” any Adjournment Resolution at the EGM.

See the section of this proxy statement entitled “The Transaction—Recommendation of the Horizon Board and Horizon’s Reasons for the Transaction.”

In considering the recommendation of the Horizon Board, you should be aware that certain directors and executive officers of Horizon have interests in the Transaction that are in addition to, or different from, any interests they might have as shareholders. See the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction.”

Q:	How will the Horizon Board and Executive Officers vote at the special meetings?

A:

As of the Voting Record Time, the full Horizon Board and executive officers had the right to vote approximately 1,780,034 of the then-outstanding Horizon Shares at the special meetings. The Horizon Board and executive officers who are shareholders of Horizon intend to vote “FOR” the proposal to approve the Scheme at the Scheme Meeting, “FOR” the Scheme Approval Resolution at the EGM, “FOR” the Articles of Association Amendment Resolution at the EGM, “FOR” the Compensation Resolution at the EGM and “FOR” any Adjournment Resolution at the EGM.

Q:	Does the Horizon Board or executive officers have interests in the Transaction that are in addition to, or different from, any interests they might have as Horizon Shareholders?

A:

In considering the recommendation of the Horizon Board, you should be aware that certain directors and executive officers of Horizon have interests in the Transaction that are in addition to, or different from, any interests they might have as Horizon Shareholders. See the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction.”

Q:	When is the Transaction expected to be completed?

A:

As of the date of this proxy statement, the Transaction is expected to be completed in the first half of 2023. However, no assurance can be provided as to when or if the Transaction will be completed. The required vote of Horizon Shareholders to adopt the required shareholder proposals at the special meetings, as well as the necessary regulatory consents and approvals, must first be obtained and other conditions specified in the conditions appendix must be satisfied or, to the extent applicable, waived.

Q:	What happens if the Scheme is not completed?

A:

If the Scheme is not approved at the special meetings or the Transaction is not completed for any other reason, Horizon Shareholders will not be entitled to, nor will they receive, any Scheme Consideration. Instead, Horizon will remain an independent public company, Horizon Shares will continue to be listed and traded on the Nasdaq Global Select Market and registered under the Exchange Act, and Horizon will continue to file periodic reports under the Exchange Act with the SEC. Under certain specified circumstances, Amgen will be required to pay Horizon a reverse termination fee upon or following the termination of the Transaction Agreement and under certain other specified circumstances, Horizon will be required to pay Amgen for certain expenses following the termination of the Transaction Agreement, as described in the section of this proxy statement entitled “The Transaction Agreement—Reverse Termination Payment and Reimbursement Payment.”

Q:	Do you expect the Scheme to be taxable to Horizon Shareholders?

A:

For Irish tax purposes, Horizon Shareholders that are neither resident nor ordinarily resident in Ireland for Irish tax purposes should not be liable for Irish capital gains tax, referred to as “Irish CGT,” on the disposal of their Horizon Shares pursuant to the Scheme unless such shares were used in or for the purposes of a trade carried on by the shareholder in Ireland through a branch or agency, or were used or held or acquired for use by or for the purposes of the branch or agency. See the sections of this proxy statement entitled “Material Tax Consequences of the Proposed Transaction—Irish Tax Considerations—Taxation of Chargeable Gains” and “Part 2—Explanatory Statement—Taxation.”

For U.S. federal income tax purposes, the receipt of cash for Horizon Shares pursuant to the Scheme will be a taxable transaction, and a U.S. holder (as defined in the section of this proxy statement entitled “Material Tax Consequences of the Proposed Transaction—Material U.S. Federal Income Tax Considerations”) will generally recognize gain or loss equal to the difference, if any, between (i) the sum of the cash received in the Scheme and (ii) the U.S. holder’s adjusted tax basis in the Horizon Shares surrendered in exchange therefor.

Holders of Horizon Shares should read the section of this proxy statement entitled “Material Tax Consequences of the Proposed Transaction” for a more detailed discussion of certain Irish and U.S. federal income tax consequences of the Scheme. Tax matters can be complicated and the tax consequences to a particular holder will depend on such holder’s particular facts and circumstances. Holders of Horizon Shares should consult their own tax advisors to determine the specific consequences to them of receiving cash pursuant to the Scheme.

Q:	Who can attend and vote at the special meetings?

A:

The Horizon Board has fixed a record date as the Voting Record Time, which is 5:00 p.m. (Eastern time in the U.S.) on January 19, 2023. If you were a Horizon Shareholder of record at the Voting Record Time, you are entitled to receive notice of, attend, speak, vote and demand or join in demanding a poll at the special meetings and any adjournments thereof. Attending the Scheme Meeting and the EGM in person is a requirement to vote in person (as opposed to by proxy) at such meetings.

Q:	What if I sell my Horizon Shares after the Voting Record Time?

A:

If you transfer your shares after the Voting Record Time but before either special meeting, you will retain your right to vote at both special meetings, but will have transferred the right to receive the Scheme Consideration. In order to receive the Scheme Consideration, you must hold your shares through the Completion.

Q:	What if I buy Horizon Shares after the Voting Record Time?

A:

If you acquire additional Horizon Shares after the Voting Record Time, you will not have the right to vote in respect of those additional Horizon Shares at either special meeting. You will have the right to receive the Scheme Consideration in respect of those additional Horizon Shares if you hold such shares through the Completion.

Q:	What is a proxy?

A:	A proxy is a legal authorization by a shareholder of record to vote shares he, she or it owns on his, her or its behalf.

Q:	How do I vote?

A:	If you are a Horizon Shareholder of record, you will receive two proxy cards (one for the Scheme Meeting and one for the EGM). You may vote your Horizon Shares in one of the following ways:

•	by mailing your applicable completed and signed proxy card in the enclosed return envelope;

•	by voting by telephone or over the Internet as instructed on the applicable enclosed proxy card;

•	by handing your applicable completed and signed proxy card to the Chairman of the applicable special meeting before the start of the applicable special meeting; or

•	by attending the applicable special meeting and voting in person.

If you are a Horizon Shareholder of record, the Horizon Shares listed on your proxy cards will include, if applicable, Horizon Shares held in a book-entry account at Computershare Shareowner Services LLC, Horizon’s transfer agent.

If you hold your shares through a bank, broker or other nominee (i.e., in “street name”), you should follow the instructions provided by your bank, broker or other nominee in order to instruct them how to vote such shares. The bank, broker or other nominee, as applicable may have an earlier deadline by which you must provide instructions to it as to how to vote such shares, so you should carefully read the materials provided to you by your bank, broker or other nominee.

In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holders of record and, for this purpose, seniority will be determined by the order in which the names appear in Horizon’s register of members in respect of the joint holding.

Q:	What is the difference between holding shares as a record owner and as a beneficial owner?

A:

If your Horizon Shares are registered directly in your name with Horizon’s transfer agent, Computershare Shareowner Services LLC, you are considered the shareholder of record with respect to such shares and access to the proxy materials is being provided directly to you. If your Horizon Shares are held by a bank, in a stock brokerage account or by another nominee, then you are considered the beneficial owner of such shares, which are considered to be held in “street name.” Access to proxy materials is being provided to you by your bank, broker or other nominee.

Q:	If my shares are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee automatically vote my shares for me?

A:

No. Brokers do not have discretionary authority to vote on any of the proposals at either the Scheme Meeting or the EGM. As a result, if you hold Horizon Shares in a stock brokerage account or if your shares are held by a bank, broker or other nominee, your bank, broker or other nominee will not vote your shares if you do not provide your bank, broker or other nominee with a signed voting instruction form with respect to your shares. Therefore, you should instruct your bank, broker or other nominee to vote your shares by following the directions your bank, broker or other nominee provides.

A “broker non-vote” occurs when a broker submits a proxy that states that the broker does not vote for one or more of the proposals because (i) the broker has not received instructions from the beneficial owner on how to vote the applicable shares with respect to those proposals and (ii) the broker does not have discretionary authority to vote the shares in the absence of instructions. As brokers will not have discretionary authority to vote on any of the proposals at either the Scheme Meeting or the EGM, no “broker non-votes” can occur at either of the special meetings.

Please see the section of this proxy statement entitled “Part 1—The Transaction and The Special Meetings—The Special Meetings of Horizon’s Shareholders—Voting Ordinary Shares Held in Street Name.”

Q:	How many votes do I have?

A:	At each special meeting, you are entitled to one vote for each Horizon Share that you owned as of the Voting Record Time.

Q:	What do I need to do now?

A:

Shareholders entitled to vote at the Voting Record Time have been sent a form of proxy card for each of the special meetings. Shareholders are strongly urged to complete and return their proxy cards as soon as possible and, in any event, no later than 11:59 p.m. (Eastern time U.S.) on February 23, 2023. Even if you plan to attend either or both special meetings in person, you are encouraged to vote by proxy before the special meeting(s) that you plan to attend. After carefully reading and considering the information contained in this proxy statement, including the annexes and the documents incorporated by reference herein, please submit your proxy or proxies by telephone or over the Internet in accordance with the instructions set forth on the relevant enclosed proxy cards or mark, sign and date the applicable proxy card and return them in the enclosed prepaid envelope as soon as possible so that your Horizon Shares may be voted at the applicable special meeting. Your proxy card or your telephone or Internet directions will instruct the persons identified as your proxy to vote your Horizon Shares at the applicable special meeting as directed by you. Each proxy card may also be handed to the Chairman of the Scheme Meeting or the EGM, as applicable, before the start of the applicable special meeting and will still be valid.

If a shareholder signs and returns his, her or its proxy card appointing the Chairman of the applicable special meeting as his, her or its proxy but does not mark the proxy card to tell the proxy how to vote on a voting item, such Horizon Shares will be voted in respect of such voting item at the discretion of the Chairman of the applicable special meeting.

If you hold your Horizon Shares through a bank, broker or other nominee (i.e., in “street name”), you should follow the instructions provided by your bank, broker or other nominee in order to instruct them how to vote such Horizon Shares.

If you are a shareholder of record, please sign the relevant proxy cards exactly as your name appears on the card. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in Horizon’s register of members in respect of the joint holding. If you are a Horizon Shareholder that is a corporation, limited liability company or partnership, the form of proxy must either be under the common seal of such entity or under the hand of an officer or attorney, duly authorized. If the relevant proxy cards are signed pursuant to a power of attorney or other authority, such power or authority (or a duly certified copy of such power or authority) must be deposited with Horizon together with the instrument of proxy.

Q:	May I change my vote after I have mailed my signed proxy cards or voted by telephone or over the Internet?

A:

Yes, you may change your vote at any time before your proxy is voted at the Scheme Meeting or at any time before your proxy is voted at the EGM. If you are a registered shareholder (i.e., a shareholder who holds shares directly with Horizon’s transfer agent in his, her or its own name), you may revoke your proxy before the applicable special meeting by:

•	submitting a new proxy with a later date;

•

providing written notice that you have revoked your proxy to the Horizon Company Secretary, as applicable, so that it is received anytime up to 11:59 p.m. (Eastern time in the U.S.) on February 23, 2023 at the following address:

Horizon Therapeutics plc

70 St. Stephen’s Green

Dublin 2, D02 E2X4, Ireland

Attention: Company Secretary

•	submitting a new vote by telephone or Internet up to 11:59 p.m. (Eastern time in the U.S.) on February 23, 2023; or

•	voting in person at the applicable special meeting.

If you are a beneficial shareholder (i.e., your shares are held in the name of a bank, broker or other nominee, sometimes referred to as holding shares in “street name”), follow the voting instructions provided to you by your bank, broker or other nominee to determine how you may change your vote or revoke your proxy.

Simply attending the applicable special meeting, however, will not revoke your proxy or change your voting instructions; you must vote by ballot at the applicable special meeting to change your vote.

Q:	Who can help answer my questions?

A:

If you have questions about the Transaction, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy cards, you should contact Alliance Advisors, the proxy solicitation agent for Horizon, by mail at 200 Broadacres Drive, 3rd Floor, Bloomfield, NY 07003 or by telephone at +1 (973) 873-7700.

If your shares are held by a broker, bank or other nominee, you should contact your broker, bank or other nominee for additional information.

Q:	Where can I find more information about Horizon?

A:	You can find more information about Horizon from various sources described under “Where You Can Find More Information.”

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents incorporated by reference herein contain “forward-looking statements”—that is, statements related to future, not past, events that reflect Horizon’s current expectations regarding its future growth, results of operations, business strategy and plans, financial condition, cash flows, performance, development plans and timelines, business prospects and opportunities, as well as assumptions made by, and information currently available to, its management. Forward-looking statements include any statement that does not directly relate to a current or historical fact. Forward-looking statements generally can be identified by words such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions. These statements are based on current expectations and assumptions that are subject to risks and uncertainties inherent in Horizon’s business, which could cause Horizon’s actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, without limitation:

•	the inherent uncertainty associated with financial projections;

•	the failure of one or more of the closing conditions with respect to the Transaction to be satisfied;

•	the parties’ inability to complete the Transaction on a timely basis or at all;

•	adverse regulatory decisions or developments;

•

the risk that the required regulatory approvals for the Transaction are not obtained, are delayed or are subject to conditions that are not anticipated that could reduce the anticipated benefits of or cause the parties to abandon the Transaction;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction Agreement;

•	risks related to Amgen’s financing related to the Transaction;

•	the possibility that alternative acquisition proposals for Horizon’s business will be made;

•	risks related to disruption of management’s attention from Horizon’s ongoing business operations due to the Transaction;

•	significant Transaction costs, fees, expenses and charges;

•	the risk of litigation and/or regulatory actions related to the Transaction or unfavorable results from litigation and proceedings that could arise in the future;

•

the ability to successfully execute Horizon’s sales and marketing strategy, including continuing to successfully recruit and retain sales and marketing personnel and to successfully build the market for its medicines;

•	product liability claims and concerns that may arise regarding the safety and efficacy of medicines and medicine candidates;

•	Horizon’s ability to build a sustainable pipeline of new medicine candidates;

•	the availability of coverage and reimbursement for Horizon’s medicines;

•	whether Horizon will be able to realize the expected benefits of strategic transactions, including whether and when such transactions will be accretive to its net income;

•

the rate and degree of market acceptance of, and Horizon’s ability and its distribution and marketing partners’ ability to obtain coverage and adequate reimbursement and pricing for, its medicines from government and third-party payers;

•	Horizon’s ability to realize the benefits of orphan drug exclusivity;

•	Horizon’s ability to implement its patient assistance programs or increase formulary access;

•	the scope and duration of impacts of the COVID-19 pandemic on Horizon’s business, its industry and the economy, including impacts to supply chains and clinical trials;

•	Horizon’s ability to maintain regulatory approvals for its medicines;

•

Horizon’s ability to conduct clinical development and obtain regulatory approvals for its medicine candidates, including potential delays in initiating and completing studies and filing for and obtaining regulatory approvals and whether data from clinical studies will support regulatory approval;

•	Horizon’s potential need for and ability to obtain additional financing;

•	the accuracy of estimates regarding Horizon’s future financial results;

•

Horizon’s ability to successfully execute its strategy to develop or acquire additional medicines or companies, including disruptions from any future acquisition or whether any acquired development programs will be successful;

•	Horizon’s ability to manage anticipated future growth;

•	the ability of Horizon’s medicines to compete with alternative therapies, including generic medicines and new medicines that may be developed by competitors;

•	Horizon’s ability and its distribution and marketing partners’ ability to comply with regulatory requirements regarding the sales, marketing and manufacturing of its medicines and medicine candidates;

•	the performance of Horizon’s third-party distribution partners, licensees and manufacturers over which it has limited control;

•	Horizon’s ability to obtain and maintain intellectual property protection for its medicines;

•	Horizon’s ability to defend its intellectual property rights with respect to its medicines;

•	Horizon’s ability to operate its business without infringing the intellectual property rights of others;

•	Horizon’s loss of key commercial or management personnel;

•	regulatory developments in the United States and other countries, including potential changes in healthcare laws and regulations; and

•	other risks factors as disclosed in Horizon’s Annual Report on Form 10-K and other documents filed from time to time with the SEC or incorporated herein by reference.

Although Horizon believes that the expectations reflected in its forward-looking statements are reasonable, Horizon cannot guarantee future results, events, levels of activity, performance or achievement. Horizon undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.

The above list of factors is not exhaustive. You should carefully consider the factors and the other risks and uncertainties that affect the businesses described in Horizon’s most recent Annual Report on Form 10-K and other documents filed from time to time with the SEC or incorporated herein by reference.

PART 1—THE TRANSACTION AND THE SPECIAL MEETINGS

THE SPECIAL MEETINGS OF HORIZON’S SHAREHOLDERS

Overview

This proxy statement is being provided to Horizon Shareholders as part of a solicitation of proxies by the Horizon Board for use at the special meetings of Horizon Shareholders referred to below and at any adjournments of such meetings. This proxy statement is being furnished to Horizon Shareholders on or about January 23, 2023 and provides Horizon Shareholders with information they need to be able to vote or instruct their vote to be cast at the special meetings.

Date, Time and Place of the Special Meetings

The Scheme Meeting has been scheduled for February 24, 2023 at 10:30 a.m. (Irish time), at Horizon’s registered office at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland. Horizon has also convened the EGM for February 24, 2023 at 10:45 a.m. (Irish time), at Horizon’s registered office at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland, or, if the Scheme Meeting has not concluded by 10:45 a.m. (Irish time), as soon as possible after the conclusion of the Scheme Meeting (or any adjournment thereof).

Attendance

Attendance at the Scheme Meeting and the EGM is limited to Horizon Shareholders at the Voting Record Time. Please indicate on the proxy cards if you plan to attend the special meetings. If your shares are held through a bank, broker or other nominee and you would like to attend, please write to Horizon Therapeutics plc, 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland, Attention: Company Secretary, or bring to the applicable meeting a statement or a letter from the bank, broker or other nominee confirming your beneficial ownership of your Horizon Shares as of the Voting Record Time for the meetings. Any beneficial holder who plans to vote at either meeting must obtain a legal proxy from his or her bank, broker or other nominee and should contact such bank, broker or other nominee for instructions on how to obtain a legal proxy. Each Horizon Shareholder may be asked to provide a valid picture identification, such as a driver’s license or passport and proof of ownership as of the Voting Record Time. The use of cell phones, smartphones, pagers, recording and photographic equipment will not be permitted in the meeting room(s).

Proposals

Scheme Meeting: Horizon Shareholders (excluding Amgen or any of its affiliates, to the extent they hold Horizon Shares) are being asked to consider and vote on a proposal at the Scheme Meeting to approve the Scheme.

EGM: Horizon Shareholders (including Amgen and any of its affiliates, to the extent they hold Horizon Shares) are also being asked to consider and vote on a proposal at the EGM to approve the Scheme, in addition to certain other proposals as set forth in the resolutions described below.

The Transaction is conditioned on the approval of the Scheme Approval Resolution and the Articles of Association Amendment Resolution.

1.

Scheme Approval Resolution: To approve the Scheme of Arrangement and authorize the directors of Horizon to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.

2.

Articles of Association Amendment Resolution: To amend the Articles of Association of Horizon so that any Horizon Shares that are issued on or after the Voting Record Time to persons other than Acquirer Sub or its nominees will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Acquirer Sub and/or its nominee(s) for the Scheme Consideration.

The Transaction is not conditioned on the approval of the remaining resolutions.

3.	Compensation Resolution: To approve, on a non-binding, advisory basis, specified compensatory arrangements between Horizon and its named executive officers relating to the Transaction.

4.

Adjournment Resolution: To approve any motion by the Chairman to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme Approval Resolution and the Articles of Association Amendment Resolution.

Record Date; Outstanding Ordinary Shares; Ordinary Shares Entitled to Vote

Only holders of Horizon Shares as of the Voting Record Time, which is 5:00 p.m. (Eastern time in the U.S.) on January 19, 2023, will be entitled to notice of, and to vote at the special meetings or any adjournments thereof. At the Voting Record Time, there were 228,391,421 Horizon Shares outstanding and there were 21 registered members whose names appeared in the Register of Members. Each outstanding Horizon Share (other than in the case of the Scheme Meeting only, any Horizon Shares held by Amgen, Acquirer Sub or any subsidiary of Amgen) is entitled to one vote on each proposal and any other matter properly coming before the special meetings.

Quorum

One or more holders of Horizon Shares, present in person or by proxy, entitling them to exercise a majority of the voting power of Horizon at the relevant meeting will constitute a quorum for each of the special meetings. Horizon does hold certain ordinary shares in treasury; such shares will not be included in the calculation of the number of ordinary shares present at the special meetings for the purposes of determining a quorum. Horizon’s inspector of election intends to treat as “present” for these purposes shareholders who have submitted properly executed or transmitted proxies that are marked “abstain.” The inspector will also treat as “present” shares held in “street name” by brokers that are voted on at least one proposal to come before the meeting.

Ordinary Share Ownership and Voting by Horizon’s Directors and Officers

As of the Voting Record Time, the full Horizon Board and executive officers had the right to vote approximately 1,780,034 of the then-outstanding Horizon Shares at the special meetings. The Horizon Board and executive officers who are shareholders of Horizon intend to vote “FOR” the proposal to approve the Scheme at the Scheme Meeting, “FOR” the Scheme Approval Resolution at the EGM, “FOR” the Articles of Association Amendment Resolution at the EGM, “FOR” the Compensation Resolution at the EGM and “FOR” the Adjournment Resolution at the EGM.

Vote Required; Recommendation of the Horizon Board

Scheme Meeting

Proposal to approve the Scheme of Arrangement: Horizon Shareholders (excluding Amgen, Acquirer Sub and any subsidiaries of Amgen, to the extent they hold Horizon Shares) are being asked to vote on a proposal to approve the Scheme at both the Scheme Meeting and the EGM. The vote required for such proposal is different at each of the meetings, however. As set out in full under the section of the proxy statement entitled “Part 2—Explanatory Statement—Consents and Special Meetings,” in order for the resolution at the Scheme Meeting to pass, it requires the approval at the Scheme Meeting by a majority in number of the Scheme Shareholders present and voting, either in person or by proxy, representing at least three-fourths (75%) in value of the Scheme Shares, voted at such meeting, either in person or by proxy.

Because the vote required to approve the proposal at the Scheme Meeting is based on votes properly cast at the meeting, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on such proposal.

The Transaction is conditioned on the approval of the Scheme at the Scheme Meeting.

The Horizon Board recommends that Horizon Shareholders vote “FOR” the proposal to approve the Scheme at the Scheme Meeting.

In considering the recommendation of the Horizon Board, you should be aware that certain directors and executive officers of Horizon have interests in the Transaction that are in addition to, or different from, any interests they might have as shareholders. See the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction.”

EGM

Set forth below is a table summarizing certain information with respect to the resolutions to be voted upon at the EGM:

Resolution #	Resolution	Ordinary or Special Resolution?	Transaction Conditioned on Approval of Resolution?
1	Scheme Approval Resolution: To approve the Scheme of Arrangement and authorize the directors of Horizon to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.	Ordinary	Yes

2	Articles of Association Amendment Resolution: To amend the Articles of Association of Horizon so that any Horizon Shares that are issued on or after the Voting Record Time to persons other than Acquirer Sub or its nominees will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Acquirer Sub and/or its nominee(s) for the Scheme Consideration.	Special	Yes

3	Compensation Resolution: To approve, on a non-binding, advisory basis, specified compensatory arrangements between Horizon and its named executive officers relating to the Transaction.	Ordinary	No

4	Adjournment Resolution: To approve any motion by the Chairman to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme Approval Resolution and the Articles of Association Amendment Resolution.	Ordinary	No

At the EGM, the requisite approval of each of the resolutions depends on whether it is (i) an “ordinary resolution” (the Scheme Approval Resolution, the Compensation Resolution and the Adjournment Resolution), which requires the approval of at least a majority of the votes cast by the holders of Horizon Shares present and voting in person or by proxy, or a “special resolution” (the Articles of Association Amendment Resolution), which requires the approval of at least seventy-five percent (75%) of the votes cast by the holders of Horizon Shares present and voting, in person or by proxy.

As the votes required to approve each of the resolutions are based on votes properly cast at the EGM, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on the resolutions.

The Horizon Board recommends that Horizon Shareholders vote “FOR” the proposals to approve each of the resolutions to be voted upon at the EGM.

In considering the recommendations of the Horizon Board described above, you should be aware that certain directors and executive officers of Horizon have interests in the Transaction that are in addition to, or different from, any interests they might have as shareholders. See the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction.”

Voting Your Ordinary Shares

Horizon Shareholders may vote by proxy or in person at each special meeting. Horizon recommends that you submit your proxy even if you plan to attend either or both of the special meetings. If you vote by proxy, you may change your vote, among other ways, if you attend and vote at the applicable special meeting. Completion and return of a form of proxy will not preclude a Horizon Shareholder from attending and voting in person at the Scheme Meeting or the EGM, or any adjournments thereof, if that Horizon Shareholder wishes to do so. Any alteration to the form of proxy must be initialed by the person who signs it.

If you own shares in your own name, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.”

If you are a Horizon Shareholder of record you may use the enclosed proxy cards to tell the persons named as proxies how to vote your shares. If you are a Horizon Shareholder of record, the shares listed on your proxy cards will include, if applicable, shares held in a book-entry account at Computershare Shareowner Services LLC, Horizon’s transfer agent.

If you properly complete, sign and date your proxy cards, your shares will be voted in accordance with your instructions. The named proxies will vote all shares at the meeting for which proxies have been properly submitted and not revoked. If you sign and return your proxy cards appointing the Chairman as your proxy but do not mark your cards to tell the proxy how to vote on a voting item, your shares will be voted in respect of such voting item at the discretion of the Chairman.

Horizon Shareholders may also vote over the Internet at www.proxyvote.com or by telephone at 1-800-690-6903 anytime up to 11:59 p.m. (Eastern time in the U.S.) on February 23, 2023. Voting instructions are printed on the proxy cards or voting instruction form you received. Either method of submitting a proxy will enable your shares to be represented and voted at the special meetings. You may also hand your applicable completed and signed proxy card to the Chairman of the applicable special meeting before the start of the applicable special meeting.

Voting Ordinary Shares Held in Street Name

If your shares are held in an account through a bank, broker or other nominee, you must likewise instruct the bank, broker or other nominee how to vote your shares by following the instructions that the bank, broker or other nominee provides to you along with this proxy statement. Your bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your bank, broker or other nominee.

If you do not provide a signed voting instruction form to your bank, broker or other nominee, your shares will not be voted on any proposal on which the bank, broker or other nominee does not have discretionary authority to vote. This is referred to in this proxy statement and in general as a broker non-vote. In these cases, the bank, broker or other nominee will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals at either special meeting.

Accordingly, if you fail to provide a signed voting instruction form to your bank, broker or other nominee, your shares held through such bank, broker or other nominee will not be voted at either special meeting.

Revoking Your Proxy

You may change your vote at any time before your proxy is voted at the Scheme Meeting or at any time before your proxy is voted at the EGM. If you are a registered shareholder (i.e., a shareholder who holds shares directly with Horizon’s transfer agent in his, her or its own name), you may revoke your proxy before the applicable special meeting by:

•	submitting a new proxy at a later date;

•

providing written notice that you have revoked your proxy to the Horizon Company Secretary, as applicable, so that it is received up to 11:59 p.m. (Eastern time in the U.S.) on February 23, 2023 at the following address:

Horizon Therapeutics plc

70 St. Stephen’s Green

Dublin 2, D02 E2X4, Ireland

Attention: Company Secretary

•	submitting a new vote by telephone or Internet up to 11:59 p.m. (Eastern time in the U.S.) on February 23, 2023; or

•	voting in person at the applicable special meeting.

If you are a beneficial shareholder (i.e., your shares are held in the name of a bank, broker or other holder of record, sometimes referred to as holding shares in “street name”), follow the voting instructions provided to you by your bank, broker or other holder of record to determine how you may change your vote or revoke your proxy.

Simply attending the applicable special meeting, however, will not revoke your proxy or change your voting instructions; you must vote by ballot at the applicable meeting to change your vote.

Costs of Solicitation

Horizon will bear the cost of soliciting proxies from Horizon Shareholders.

Horizon will solicit proxies by mail. In addition, the directors, officers and employees of Horizon may solicit proxies from Horizon Shareholders by telephone, electronic communication, or in person, but will not receive any additional compensation for their services. Horizon will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation material to the beneficial owners of Horizon Shares held of record by those persons and will reimburse them for their reasonable out-of-pocket expenses incurred in forwarding such proxy solicitation materials.

Horizon has engaged Alliance Advisors, a proxy solicitation firm, to solicit proxies in connection with the special meetings at a cost of approximately $30,000, plus expenses.

Other Business

Horizon is not aware of any other business to be acted upon at the special meetings. If, however, other matters are properly brought before the special meetings, the proxies will have discretion to vote or act on those matters according to their best judgment. Where the Chairman of the special meetings acts as proxy on behalf of Horizon Shareholders, he intends to vote the shares as the Horizon Board may recommend.

Adjournment

Any adjournment of the Scheme Meeting will result in an adjournment, as applicable, of the EGM.

Assistance

If you need assistance in completing your proxy cards or have questions regarding Horizon’s special meetings, please contact Alliance Advisors, the proxy solicitation agent for Horizon, by mail at 200 Broadacres Drive, 3rd Floor, Bloomfield, NY 07003 or by telephone at +1 (973) 873-7700.

THE TRANSACTION

The Transaction

On December 11, 2022, Horizon entered into the Transaction Agreement by and among Horizon, Amgen and Acquirer Sub. Under the terms of the Transaction Agreement, Acquirer Sub will acquire Horizon pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act. As a result of the Scheme, Horizon will become a wholly owned subsidiary of Amgen.

At the effective time, Horizon Shareholders shall be entitled to receive $116.50 in cash in exchange for each Horizon Share held by such Horizon Shareholders. Horizon’s equity awards shall be treated as set forth in the Transaction Agreement, such that at the effective time:

•

each Option that is outstanding as of immediately prior to the effective time (whether or not vested) shall be canceled and converted into the right to receive cash, without interest, in an amount equal to (a) the total number of Horizon Shares subject to such Option immediately prior to the effective time, multiplied by (b) the excess of (i) $116.50 over (ii) the exercise price payable per Horizon Share under such Option;

•

each Horizon RSU that is outstanding as of immediately prior to the effective time (whether or not vested) shall (a) if granted to a non-employee member of the Horizon Board or held by a person who, as of the Completion is a former service-provider of Horizon, be canceled and converted into the right to receive cash, without interest, in an amount equal to (i) the total number of Horizon Shares subject to such Horizon RSU immediately prior to the effective time multiplied by (ii) $116.50 and (b) if not granted to an individual described in clause (a) above, be canceled and converted into an Amgen RSU denominated in shares of Amgen common stock. The number of shares of Amgen common stock subject to each such Amgen RSU shall be equal to the product (rounded down to the nearest whole number) of (a) the total number of shares subject to such Horizon RSU immediately prior to the effective time multiplied by (b) (i) $116.50 divided by (ii) the volume weighted average of the per share closing price of Amgen common stock on the Nasdaq Global Select Market for five trading days ending on the second business day prior to the Completion. Following the effective time, each Amgen RSU shall continue to be governed by the same terms and conditions (including vesting terms) as were applicable to such Horizon RSU immediately prior to the effective time; and

•

each Horizon PSU that is outstanding as of immediately prior to the effective time (whether or not vested) shall be canceled and converted into the right to receive cash, without interest, in an amount equal to (i) the total number of Horizon Shares issuable upon settlement of such PSU as determined, in accordance with the terms of such PSU, by the compensation committee of the Horizon Board prior to the effective time multiplied by (ii) $116.50.

Amgen reserves the right, subject to the prior written approval of the Irish Takeover Panel (if required), to effect the Transaction by way of a takeover offer, as an alternative to the Scheme, in the circumstances described in and subject to the terms of the Transaction Agreement. In such event, such takeover offer will be implemented on terms and conditions that are at least as favorable to Horizon Shareholders and Horizon equity award holders as those which would apply in relation to the Scheme (except for an acceptance condition set at eighty percent (80%) of the nominal value of the Horizon Shares to which such offer relates and which are not already beneficially owned by Amgen) as those which would apply in relation to the Scheme, among other requirements.

Background of the Transaction

Horizon is a biotechnology company focused on the discovery, development and commercialization of medicines that address critical needs for people impacted by rare, autoimmune and severe inflammatory diseases. The Horizon Board, together with Horizon’s senior management, and with the assistance of its financial and legal advisors, regularly reviews Horizon’s strategic and financial prospects on a standalone basis in light of developments in Horizon’s business, the sectors in which it operates and the economy and financial markets generally.

On October 15, 2022, Horizon received an unsolicited non-binding proposal from Sanofi to acquire the entire issued and to be issued ordinary share capital of Horizon for $90 per Horizon Share in cash (the “October 15 Proposal”). The closing price of a Horizon Share was $62.51 on the Nasdaq Global Select Market on October 14, 2022.

On October 16, 2022, the Horizon Board, together with Horizon’s senior management, and with the assistance of its outside financial and legal advisors, Morgan Stanley, J.P. Morgan, Cooley LLP and Matheson LLP, met to discuss the October 15 Proposal. During the meeting, Matheson reviewed the Horizon Board’s fiduciary duties under Irish law in the context of the proposed transaction. Representatives of Morgan Stanley and J.P Morgan reviewed recent market data and performance metrics regarding Horizon and provided an overview of Sanofi and other large multinational pharmaceutical companies. Representatives of Morgan Stanley reviewed a preliminary financial analysis for Horizon based on Horizon’s risk-adjusted long range plan, which had been reviewed by the Horizon Board at its regular board meeting in July 2022. Horizon had previously retained Morgan Stanley and J.P. Morgan for advice on takeover defense and activism. The Horizon Board also discussed Horizon’s strategic alternatives, including continuing to execute on its long-term strategy. Following discussion, the Horizon Board determined that the October 15 Proposal substantially undervalued Horizon and rejected the proposal. Following the meeting, the rejection was conveyed to Sanofi.

On October 19, 2022, Sanofi submitted a revised unsolicited non-binding proposal to acquire the entire issued and to be issued ordinary share capital of Horizon for $95 per Horizon Share in cash (the “October 19 Proposal”) and requested access to due diligence.

On October 21, 2022, the Horizon Board, together with Horizon’s senior management, Cooley and Matheson, met to discuss further fiduciary duty considerations relating to evaluation of the October 19 Proposal, including Horizon’s strategic alternative of remaining an independent public company and executing on its long range strategy.

On October 26, 2022, the Horizon Board held a regular board meeting in Dublin, Ireland. During the board meeting, the Horizon Board, together with Horizon’s senior management, and with the assistance of its outside financial and legal advisors, Morgan Stanley, J.P. Morgan, Cooley and Matheson, reviewed the October 19 Proposal. Senior management presented updates to Horizon’s risk-adjusted long range plan to reflect developments since July 2022, as well as key clinical data readouts expected in 2023 and potential near term performance opportunities and risks. Representatives of Morgan Stanley reviewed a preliminary financial analysis for Horizon based on Horizon’s updated risk-adjusted long range plan and key sensitivities in the valuation model. Representatives of Morgan Stanley and J.P. Morgan then discussed potential responses to Sanofi, including potential price guidance, and discussed conducting a market check, including the potential strategic parties with the capability of acquiring Horizon for cash, and the possible timing of any market check given the constraints of the Irish Takeover Rules. The Horizon Board discussed the risks of a market check given the risk of leaks and the disclosure obligations under the Irish Takeover Rules and agreed that conducting a market check at this time would be premature. After the financial advisors left the meeting, the Horizon Board reviewed Horizon’s strategic alternatives and determined that the October 19 Proposal significantly undervalued Horizon and did not justify allowing Sanofi access to any due diligence and rejected the proposal. The Horizon Board further determined to convey to Sanofi that the Horizon Board was not prepared to authorize a transaction at a double digit discount to Horizon’s 52-week high, which at that time was $120.54 per Horizon Share. Following the meeting, the proposal rejection and price guidance were provided to Sanofi.

On November 2, 2022, Horizon reported its third quarter 2022 financial results, increased its full-year 2022 net sales and adjusted EBITDA guidance and increased its TEPEZZA® and KRYSTEXXA® peak annual net sales expectations.

The closing price of a Horizon Share was $72.93 on the Nasdaq Global Select Market on November 3, 2022.

On November 12, 2022, Sanofi submitted a revised unsolicited non-binding proposal to acquire the entire issued and to be issued ordinary share capital of Horizon for $105 per Horizon Share in cash (the “November 12 Proposal”). The November 12 Proposal indicated that Sanofi would not submit any further offers unless it received access to non-public information providing insight into potential incremental value.

On November 13, 2022, the Horizon Board, together with Horizon’s senior management, and with the assistance of its outside financial and legal advisors, Morgan Stanley, J.P. Morgan, Cooley and Matheson, met to discuss the November 12 Proposal. Horizon’s financial advisors reviewed the November 12 Proposal and the preliminary financial analyses of Horizon based on the risk-adjusted long-range plan. The Horizon Board determined to respond to Sanofi that although the November 12 Proposal did not meet Horizon’s guidance related to the 52-week high, Horizon was willing to provide limited due diligence on non-public, value-related items to enable Sanofi to submit a further enhanced offer. Horizon’s financial advisors and senior management further recommended that Horizon seek approval from the Irish Takeover Panel to reach out to Amgen, Janssen Global Services, LLC (“JNJ”) and one other global pharmaceutical company, such company being referred to herein as Company A, to determine whether they would be interested in receiving a confidential management presentation and considering an all cash acquisition of Horizon on an expedited timetable. The companies recommended for outreach were believed to have interest in a potential acquisition of Horizon and would have the financial means to complete an all cash acquisition of this size. The Horizon Board discussed the risks associated with the proposed market check and determined that the best way to maximize shareholder value would be to approach the specified other potential bidders and authorized Horizon’s senior management and its financial advisors to contact Amgen, JNJ and Company A, subject to obtaining the relevant consents from the Irish Takeover Panel. After the financial advisors left the meeting, the Horizon Board also discussed the proposed fee structure for Morgan Stanley and J.P. Morgan as financial advisors and reviewed the preliminary conflicts disclosure that each of the financial advisors submitted. Following the review, the Horizon Board authorized retaining Morgan Stanley as its financial advisor for purposes of Rule 3 of the Irish Takeover Rules and rendering a fairness opinion to the Horizon Board, and J.P. Morgan as a financial advisor and approved the proposed fees for both advisors.

After obtaining the consents from the Irish Takeover Panel, on November 14 and November 15, Horizon’s financial advisors contacted Amgen, JNJ and Company A, and conveyed that Horizon had received an unsolicited proposal to be acquired on an expeditious timetable and that Horizon was willing to allow initial diligence via a confidential management presentation. The financial advisors further communicated the guidance that the Horizon Board would not support a transaction at a double digit discount to Horizon’s previous 52-week high. All three parties expressed an interest in receiving a management presentation and engaging in due diligence to determine whether they would submit a proposal.

Horizon entered into confidentiality agreements with all four parties, each of which contained a standstill provision that permitted confidential discussions with Horizon and an automatic termination of the standstill if Horizon entered into an agreement to be acquired by a third party. Horizon and Amgen entered into the confidentiality agreement on November 18, 2022.

On November 17, 2022, Horizon gave management presentations to each of Sanofi and Company A and on November 18, 2022, Horizon gave management presentations to each of JNJ and Amgen. Following the management presentations, Horizon held due diligence calls with Sanofi, JNJ and Amgen to respond to specific value-related inquiries.

On November 19, 2022, Sanofi submitted a revised non-binding proposal at $106 per Horizon Share in cash and requested that full diligence commence by November 21st and that a transaction be announced by December 5, 2022. Later in the day, the financial advisors informed each of Amgen, JNJ and Company A that

Horizon had received a higher proposal from the initial bidder and that Horizon needed to receive an indication of value by November 25, 2022. Company A indicated that it had decided not to continue in the process. JNJ indicated its interest in continuing in the process but that it would not be able to meet the November 25th timing and Amgen indicated that it had a strong interest in engaging and would be able to meet the timing for submitting a proposal.

On November 25, 2022, Robert A. Bradway, Chairman and Chief Executive Officer of Amgen, called Tim Walbert, Chairman, President and Chief Executive Officer of Horizon, to discuss Amgen’s interest in acquiring Horizon, the criticality of key Horizon management in a go-forward combined company and plans to submit an initial non-binding proposal to Horizon via its financial advisor, PJT Partners LP (“PJT Partners”). Following the call, Amgen submitted in writing, to Horizon’s financial advisors, a non-binding proposal at $105 per Horizon Share (the “Initial Amgen Proposal”).

On November 25, 2022, Sanofi reiterated its non-binding proposal at $106 per Horizon Share in cash as a best and final non-binding proposal and indicated that the proposal, if not accepted by November 26, 2022, should be considered withdrawn and discussions terminated (the “November 25 Proposal”).

On November 26, 2022, the Horizon Board, together with Horizon’s senior management, and with the assistance of its outside financial and legal advisors, Morgan Stanley, J.P. Morgan, Cooley and Matheson, met to discuss the November 25 Proposal and the Initial Amgen Proposal. The financial advisors reviewed the process status, potential next steps and expected timing. The financial advisors also explained that an announcement in mid-December would be advantageous from an acquirer financing perspective as it would provide any bridge financing sources with time before year-end to syndicate loans. Following discussion, the Horizon Board authorized Horizon’s senior management and advisors to allow Sanofi and Amgen to access a data room for confirmatory due diligence, share a draft transaction agreement and draft announcement under Rule 2.7 of the Irish Takeover Rules (a “Rule 2.7 Announcement”) with Sanofi and Amgen, share the targeted transaction announcement date of December 12, 2022 with both parties, and inform Sanofi of the receipt of a competitive bid from another party. The Horizon Board further authorized allowing JNJ to continue to engage in limited due diligence relating to sources of value but informing JNJ that two other parties were being given data room access and that they were falling behind. After the financial advisors left the meeting, the Horizon Board also reviewed updated conflict disclosures from J.P. Morgan relating to Amgen and JNJ.

Following the Horizon Board meeting, on November 26, 2022, Horizon’s financial advisors reached out to Amgen, Sanofi and JNJ to convey the messages authorized by the Horizon Board. On the same day, Cooley sent a draft transaction agreement to Amgen’s outside counsel, Sullivan & Cromwell LLP, and to Sanofi’s outside counsel. Further, on November 27, 2022, Horizon provided access to the electronic data room to both Amgen and Sanofi and their respective advisors.

Throughout the period from November 27, 2022 until December 9, 2022, Horizon responded to due diligence requests from both Amgen and Sanofi, providing access to requested information and documents in the electronic data room accessible to both parties or through clean teams pursuant to separate clean team agreements for certain competitively sensitive information, and held due diligence calls with each of Amgen and Sanofi as requested, covering various areas including corporate organization and structure, tax matters, commercial operations, litigation and legal compliance, executive compensation and employee benefits, intellectual property matters, regulatory matters, cybersecurity and data privacy and general corporate matters.

On November 29, 2022, in response to a report that the Wall Street Journal was about to publish an article that Horizon was in discussions to be sold, Horizon released an announcement of a possible offer under Rule 2.4 of the Irish Takeover Rules, confirming that it was in highly preliminary discussions with Amgen, Sanofi and JNJ. Following the Rule 2.4 announcement, Horizon did not receive any acquisition proposals from any third parties who were not part of the process.

On November 30, 2022, Cooley sent Sullivan & Cromwell and William Fry LLP, Amgen’s Irish counsel, and Sanofi’s counsel a draft Rule 2.7 Announcement.

On December 2, 2022, Sanofi and Amgen each released a statement as required by Rule 2.12 of the Irish Takeover Rules confirming that any offer, if made, would be in cash.

On December 2, 2022, Sanofi’s counsel submitted a draft mark-up of the transaction agreement and the draft Rule 2.7 Announcement. Later in the day on December 2, 2022, Sullivan & Cromwell submitted a draft mark-up of the transaction agreement.

During the period from December 2, 2022 until December 9, 2022, Amgen’s and Sanofi’s counsel each negotiated a transaction agreement, disclosure schedules and Rule 2.7 Announcement, with Cooley and Matheson. The negotiations on the transaction agreement focused primarily on the structure of the scheme of arrangement, conditions to the acquisition, including the required antitrust and foreign investment clearances and related antitrust efforts covenants, remedy requirements and termination fees, and the operating covenants imposed on Horizon during the period prior to closing.

During this period, Amgen and Sanofi also provided copies of bridge credit agreements being negotiated by each party and Cooley and Matheson provided comments on the respective bridge credit agreements to Amgen and Sanofi’s counsel.

On December 3, 2022, the Horizon Board, together with Horizon’s senior management, and with the assistance of its outside advisors, Morgan Stanley, J.P. Morgan, Cooley and Matheson, met to discuss the status of the process and Horizon’s risk-adjusted long range plan. Senior management reviewed the key assumptions in Horizon’s risk adjusted long range plan and the material changes to the plan since the July board meeting. Following discussion, the Horizon Board approved the use of the risk-adjusted long range plan projections by Morgan Stanley in connection with providing financial analyses and a fairness opinion. The Horizon Board also reviewed the updated conflict disclosure of Morgan Stanley relating to Amgen and JNJ.

Subsequently, JNJ conveyed to Horizon’s financial advisors that it had decided not to submit a proposal and issued a statement on December 3, 2022 under Rule 2.8 of the Irish Takeover Rules that it did not intend to make an offer for Horizon.

On December 5, 2022, at the direction of the Horizon Board, representatives of Morgan Stanley and J.P. Morgan sent Amgen and Sanofi a process letter, requesting that final, fully-financed, irrevocable and binding written offers, with fully negotiated transaction agreements, be submitted by December 9, 2022. The process letter also indicated that the final written offer should confirm completion of due diligence.

On December 6, 2022, Mr. Bradway called Mr. Walbert to convey Amgen’s vision for Horizon if Amgen were the winning bidder and to reiterate Amgen’s interest in retaining key employee talent at Horizon. The parties did not discuss any transaction terms and Mr. Bradway did not identify specific employees for retention or discuss any retention terms.

On December 9, 2022, Sanofi’s counsel submitted a draft transaction agreement and Rule 2.7 Announcement to Cooley. Sanofi later submitted a revised proposal of $109 per Horizon Share in cash.

Later in the day on December 9, 2022, Sullivan & Cromwell submitted a draft transaction agreement on behalf of Amgen to Cooley. At the direction of Amgen, PJT Partners subsequently sent to Morgan Stanley and J.P. Morgan Amgen’s revised proposal of $112.75 per Horizon Share in cash, plus potential cash dividends of $2.75 per share to be paid by Horizon to its shareholders of record on June 30, 2023 (assuming that the transaction had not closed before the dividend date) and $2.75 per share to be paid by Horizon to its shareholders of record on September 30, 2023 (assuming that the transaction had not closed before the dividend date).

On December 9 and December 10, 2022, representatives of Morgan Stanley and J.P Morgan discussed the bid submissions with Horizon’s senior management and legal advisors and then, at the direction of and on behalf of Horizon, provided to each of Amgen and Sanofi feedback on their respective bid submissions. Following the feedback, on December 10, Sanofi submitted a revised proposal of $110.50 per Horizon Share in cash and Amgen submitted a revised proposal of $115.50 per Horizon Share in cash plus the two potential dividends of $2.75 per share to be paid by Horizon if the transaction had not closed prior to the dividend dates.

Following receipt of the December 10 bid submissions, representatives of Morgan Stanley and J.P. Morgan discussed the bid submissions with Horizon’s senior management and legal advisors and then, at the direction of and on behalf of Horizon, provided to each of Amgen and Sanofi feedback on their respective bid submission and requested each of Amgen and Sanofi to submit best and final proposals later in the day and before the Horizon Board meeting. With respect to Amgen’s bid, based on a belief that neither dividend was likely to become payable because the transaction was likely to be closed prior to June 30, 2023 (and a belief that the dividend feature would add unnecessary deal complexity), Mr. Walbert directed Morgan Stanley and J.P. Morgan, on behalf of Horizon, to communicate to Amgen a preference for a higher upfront cash offer without the dividends.

Later in the day on December 10, 2022, representatives of Sanofi contacted representatives of Morgan Stanley and J.P. Morgan to confirm that Sanofi’s December 10 proposal of $110.50 per Horizon Share in cash was Sanofi’s best and final proposal. Also later in the day on December 10, 2022, at the direction of Amgen, representatives of PJT Partners contacted representatives of Morgan Stanley and J.P. Morgan to communicate a willingness to consider a higher upfront cash offer without the dividends, and Mr. Walbert directed Morgan Stanley and J.P. Morgan, on behalf of Horizon, to propose to Amgen a transaction price of $118.25 per Horizon Share without the proposed dividends. Horizon’s proposal was later confirmed by Mr. Walbert in a telephone call with Mr. Bradway. Amgen subsequently proposed $116 per Horizon Share without the proposed dividends. Mr. Walbert, then directed Morgan Stanley and J.P. Morgan, on behalf of Horizon, to counter with a final price of $116.50 per Horizon Share, which Amgen subsequently agreed to pay.

Later in the day, the Horizon Board met in Dublin, Ireland, with Horizon’s senior management and financial and legal advisors, Morgan Stanley, J.P. Morgan, Cooley and Matheson, to consider the proposed terms of the best and final proposals from each of Amgen and Sanofi. Matheson reviewed the Horizon Board’s fiduciary duties under Irish law in the context of considering the proposals and the director responsibilities for information contained in the Rule 2.7 Announcement under the Irish Takeover Rules. Cooley and Sean Clayton, Horizon’s executive vice president and general counsel, reviewed the key legal terms of the respective transaction agreements negotiated with Amgen and Sanofi. Following discussions, the Horizon Board determined that the final proposal from Amgen was superior to the proposal from Sanofi and the near final drafts of the transaction agreements submitted by each party were substantially comparable. Morgan Stanley then rendered its oral opinion, subsequently confirmed in writing, that, as of December 10, 2022, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the $116.50 per Horizon Share in cash to be received by holders of the Horizon Shares was fair from a financial point of view to such holders of Horizon Shares. Following discussions, the Horizon Board unanimously determined to accept the terms of the offer received from Amgen of $116.50 per Horizon Share, resolving that such offer was in the best interests of Horizon and Horizon Shareholders, and thereby approved the transaction and the execution and delivery of the Transaction Agreement and resolved to recommend to Horizon Shareholders that they approve the transaction.

On December 11, 2022, Sanofi issued a statement under Rule 2.8 of the Irish Takeover Rules stating that Sanofi no longer intended to make an offer for Horizon because the transaction price expectations did not meet its value criteria.

Following the meeting of the Horizon Board, Amgen and Horizon finalized the transaction agreement, the disclosure schedules to the transaction agreement and the terms of the Rule 2.7 Announcement. Amgen also finalized the terms of its bridge financing documents with its lenders. The Transaction Agreement was executed on December 11, 2022 and the Bridge Financing documents were executed on December 12, 2022.

On the morning of December 12, 2022, Amgen and Horizon announced the execution of the Transaction Agreement and issued the Rule 2.7 Announcement.

Recommendation of the Horizon Board and Horizon’s Reasons for the Transaction

At its meeting on December 10, 2022, the Horizon Board unanimously approved the Transaction Agreement and determined that the Transaction Agreement and the transactions contemplated by the Transaction Agreement, including the Scheme, are in the best interests of Horizon and its shareholders and that the terms of the Scheme are fair and reasonable.

The Horizon Board unanimously recommends that Horizon shareholders vote:

•	“FOR” the proposal to approve the Scheme of Arrangement at the Scheme Meeting;

•	“FOR” the Scheme Approval Resolution at the EGM;

•	“FOR” the Articles of Association Amendment Resolution at the EGM;

•	“FOR” the Compensation Resolution at the EGM; and

•	“FOR” the Adjournment Resolution at the EGM.

Horizon’s Reasons for the Transaction

The Horizon Board carefully considered the Transaction Agreement and the Transaction, consulted with senior management and outside legal and financial advisors at various times, and took into account the reasons enumerated below (which are not in any relative order of importance).

•

Financial Terms of the Transaction and Certainty of Value. The Horizon Board considered the aggregate value and form of the Scheme Consideration to be received in the Transaction by the Horizon Shareholders, and considered:

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the current and historical market prices of the Horizon Shares, including the market performance of the Horizon Shares relative to general market indices and the fact that the Scheme Consideration represents a premium of: (i) approximately 47.9% to the closing price of $78.76 per share on November 29, 2022, the last closing price per Horizon Share prior to Horizon’s issuance of an announcement of a possible offer under Rule 2.4 of the Irish Takeover Rules, (ii) approximately 65% to the 30-day volume weighted average price (“VWAP”) per Horizon Share for the period ending on November 29, 2022, (iii) approximately 74% to the 60-day VWAP per Horizon Share for the period ending on November 29, 2022 and (iv) approximately 19.7% to the closing price of $97.29 per Horizon Share on December 9, 2022, the last full trading day prior to the Rule 2.7 Announcement;

•

the Horizon Board’s belief that (i) as a result of an active negotiating process, Horizon had obtained Amgen’s best offer and (ii) there was substantial risk of losing Amgen’s final offer of $116.50 per Horizon Share if Horizon continued to pursue a higher price;

•

the fact that Horizon, following the receipt of the unsolicited offer from Sanofi, with the assistance of its financial advisors, conducted a targeted strategic process that enabled it to (i) identify and contact certain strategic parties that were likely to be interested in acquiring Horizon and had the ability to finance and complete an acquisition of this size for all cash, (ii) engage in discussions with Amgen, Sanofi, JNJ and Company A regarding a potential acquisition of Horizon and (iii) create a competitive dynamic in the negotiating process with Amgen and Sanofi relating to the Transaction (as more fully described in the section above titled “—Background of the Transaction”);

•	the fact that the Scheme Consideration is payable solely in cash, which allows Horizon Shareholders to realize immediate and certain value in respect of their Horizon Shares;

•

the Horizon Board’s belief as to the near-term prospect of substantially increasing shareholder value above the Scheme Consideration with Horizon continuing as an independent public company. In regard to its strategic alternative of remaining an independent public company, the Horizon Board considered Horizon’s history of performance against its long range plan, including its commercial execution and business and product development successes, weighed against short and long term risks associated with its long range plan, including risks associated with clinical data readouts expected in 2023, risks relating to current revenue concentration from TEPEZZA and recent initiatives designed to enhance TEPEZZA net sales growth, risks related to selling, general and administrative expense margin, risks relating to international expansion, risks relating to potential competitive products, risks relating to the ability to identify and complete business development transactions and macroeconomic and other risks facing Horizon and the potential impact of such risks and uncertainties on a standalone strategy and the trading price of the Horizon Shares;

•

the current state of the U.S. and global economies, including the recent downward trend in the biopharmaceutical financial markets, increased market volatility, global inflation trends and the increasing interest rate environment to combat inflation, the potential for a recession and the continuing impacts of the COVID-19 pandemic and the current and potential impact in both the near term and long term on the biopharmaceutical industry and the trading price of the Horizon Shares; and

•

the oral opinion of Morgan Stanley rendered to the Horizon Board, subsequently confirmed in writing by delivery of its written opinion, dated December 10, 2022, that, as of the date of such opinion and based upon and subject to the factors and assumptions set forth in its written opinion, the Scheme Consideration to be received by the holders of Horizon Shares (other than shares held in treasury or owned by Amgen, Acquirer Sub or any subsidiaries of Amgen) was fair, from a financial point of view, to the holders of Horizon Shares (as more fully described in the section of this proxy statement entitled “—Opinion of Morgan Stanley & Co. LLC”). The full text of the written opinion of Morgan Stanley, dated December 10, 2022, has been included as Annex C to this proxy statement and is incorporated herein by reference.

•	Likelihood and Speed of Consummation of the Transaction. The Horizon Board considered the likelihood that the Transaction will be consummated in a timely manner, including:

•	the financial strength of Amgen and the fact that it obtained fully committed bridge financing for the Transaction;

•	the business reputation and capabilities of Amgen, including Amgen’s track record of successfully completing acquisitions of other businesses;

•	the likelihood of obtaining required regulatory approvals;

•

the limited nature of the conditions to Amgen’s obligations to consummate the Transaction, including the definition of “Material Adverse Effect” in the Transaction Agreement, which provide a high degree of likelihood that the Transactions will be consummated, as described in more detail in the section of this proxy statement entitled the “Transaction Agreement;” and

•

the Transaction being structured as a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act, pursuant to which Acquirer Sub will acquire the entire issued and to be issued ordinary share capital of Horizon, with the expected result that a relatively short period will elapse before Horizon’s shareholders receive the Scheme Consideration, and in which Horizon Shareholders who do not attend or vote at the special meetings will receive the same Scheme Consideration received by those Horizon Shareholders who attended or voted at the special meetings.

•	Opportunity to Receive Unsolicited Alternative Proposals, Terminate the Transaction Agreement in Order to Accept a Superior Proposal. The Horizon Board considered the following:

•

Horizon’s right, subject to the terms of the Transaction Agreement, to respond to and negotiate unsolicited acquisition proposals that are received prior to the approval of the Transaction by Horizon shareholders at the special meetings;

•

the provision in the Transaction Agreement allowing the Horizon Board to, subject to its compliance with the applicable provisions of the Transaction Agreement, terminate the Transaction Agreement in order to accept and enter into a definitive agreement with respect to an unsolicited superior proposal, subject to Horizon reimbursing Amgen for an amount up to and not more than $278,404,301 of all documented, specific and quantifiable third-party costs and expenses incurred, directly or indirectly, by Amgen or its subsidiaries or on their behalf, for the purposes of, in preparation for, or in connection with the Transaction; and

•

the ability of the Horizon Board under the Transaction Agreement to withdraw or modify its recommendation that Horizon’s shareholders vote in favor of the scheme, including in connection with a superior proposal or development constituting a company intervening event, in each case, if the Horizon Board determines in good faith, after consultation with its financial advisor and outside legal counsel, that the failure to take such action would be inconsistent with its directors’ fiduciary duties under applicable laws;

•	Opportunity to Receive a Reverse Termination Fee in the Event the Transaction Agreement is Terminated Under Certain Circumstances, Among Other Factors. The Horizon Board considered the following:

•

the provision in the Transaction Agreement requiring Amgen to pay Horizon a reverse termination fee of $974,415,054 in cash in the event the Transaction Agreement is terminated following the End Date (as defined in the Transaction Agreement), as a result of certain conditions related to the specified regulatory approvals not being satisfied or to the extent permitted by applicable law, waived or terminated pursuant to a restraining order in connection with the specified regulatory approvals or terminated as a result of Amgen’s breach of the covenants relating to obtaining the specified regulatory approvals; and

•

the provision in the Transaction Agreement providing for up to two automatic extensions of the End Date if certain conditions relating to specified regulatory approvals are not satisfied prior to the initial End Date or first extended End Date, as applicable.

The Horizon Board also considered a variety of risks and other potentially negative reasons in determining whether to approve the Transaction Agreement and the Transactions, including the following:

•

the fact that the Scheme Consideration, while providing relative certainty of value, would not allow Horizon Shareholders to participate in the possible growth and potential future earnings of Horizon following the Completion, including potential positive outcomes from near term clinical data readouts or successful international expansion and commercialization of Horizon’s development candidates, which could result if Horizon remained an independent company;

•

the fact that the pendency of the Transaction may cause Horizon to experience disruptions to its business operations and future prospects, including its relationships with employees, vendors, healthcare providers and partners and others that do business or may do business in the future with Horizon and the effect of such disruptions on Horizon’s operating results in the event that the Transactions are not consummated in a timely manner;

•

the fact that, although the consummation of the Transaction will not of itself result in any changes in employment within Horizon, Amgen has indicated that it expects to review Horizon’s business, such review involving an identification and assessment of integration benefit opportunities and how best to combine the operations of Amgen and Horizon in order to achieve some of the expected benefits of the Transaction, and the Horizon Board believes Amgen will seek to achieve such benefits in part by eliminating certain redundant positions within Horizon over time;

•

the interests of Horizon’s executive officers and directors and the fact that Horizon’s executive officers and directors may be deemed to have interests in the Transaction, including the Scheme, that may be different from or in addition to those of Horizon Shareholders, generally, as described in the section of this proxy statement entitled “—Interests of Certain Persons in the Transaction;”

•

the risk that the Transaction is not consummated in a timely manner or at all and the effect of a resulting public announcement of the termination of the Transaction Agreement (other than in connection with a superior proposal) on:

•

the trading price of Horizon Shares, which could be adversely affected by many factors, including (i) the reason the Transaction Agreement was terminated and whether such termination results from factors adversely affecting Horizon, (ii) the possibility that the marketplace would consider Horizon to be an unattractive acquisition candidate and (iii) the possible sale of Horizon Shares by investors following the announcement of a termination of the Transaction Agreement;

•	Horizon’s ability to attract and retain key personnel and other employees and the possible loss of key management or other personnel during the pendency of the Transaction; and

•	Horizon’s operating results, particularly in light of the significant transaction and opportunity costs expended attempting to consummate the Transaction;

•

the effect of the non-solicitation provisions of the Transaction Agreement that restrict Horizon’s ability to solicit or, subject to certain exceptions, engage in discussions or negotiations with third parties regarding a proposal to acquire Horizon, and the fact that, upon termination of the Transaction Agreement under certain specified circumstances, Horizon will be required to reimburse Amgen up to $278,404,301;

•	the fact that the gain realized by Horizon Shareholder as a result of the Transaction generally will be taxable to the shareholders for U.S. federal income tax purposes;

•

the effect of the restrictions in the Transaction Agreement on the conduct of Horizon’s business prior to the consummation of the Transaction, which may delay or prevent Horizon from undertaking business opportunities that may arise prior to the consummation of the Transaction or other actions Horizon would otherwise take absent the pending Transaction;

•

the fact that the Completion will require certain antitrust and foreign investment clearances or approvals, which clearances or approvals could subject the Transaction to unforeseen delays and risks; and

•	other risks of the type and nature as further described in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements.”

In light of these various reasons and having weighed the risks, uncertainties, restrictions and potentially negative reasons associated with the Scheme and Transaction with the potential benefits of the Scheme and the Transaction, the Horizon Board unanimously determined to accept the terms of the offer received from Amgen of $116.50 per Horizon Share, resolved that such offer was in the best interests of Horizon and its shareholders, and thereby approved the Transaction and the execution and delivery of the Transaction Agreement and resolved to recommend to the Horizon Shareholders that they approve the Transaction.

The foregoing discussion of the Horizon Board’s reasons for its recommendation that Horizon Shareholders approve the Transaction is not meant to be exhaustive, but addresses the material information and reasons considered by the Horizon Board in connection with its recommendation. In view of the wide variety of factors considered in connection with the evaluation of the Transaction and the complexity of these matters, the Horizon Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific reasons considered in reaching its determination and recommendation. Rather, Horizon’s directors made their determinations and recommendations based on the totality of the information presented to them, and the judgments of individual members of the Horizon Board may have been influenced to a greater or lesser degree by different reasons. In arriving at their respective recommendations, the members of the Horizon Board also considered the interests of Horizon’s executive officers and directors as described under “The Transaction—Interests of Certain Persons in the Transaction.”

Opinion of Morgan Stanley & Co. LLC

Horizon retained Morgan Stanley to act as its financial advisor in connection with a potential sale of Horizon and to provide financial advice and assistance and, upon the request of Horizon, to render a financial opinion in each case in connection therewith. Horizon selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation and its knowledge of and involvement in recent transactions in Horizon’s industry. On December 10, 2022, Morgan Stanley rendered its oral opinion, which was subsequently confirmed in writing, to the Horizon Board to the effect that, as of that date, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley as set forth in Morgan Stanley’s written opinion, the consideration to be received by the holders of Horizon Shares (other than shares held in treasury or owned by Amgen, Acquirer Sub or any subsidiaries of Amgen) was fair, from a financial point of view, to such holders of Horizon Shares.

The full text of the written opinion of Morgan Stanley delivered to the Horizon Board, dated as of December 10, 2022, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached to this proxy statement as Annex C and incorporated by reference into this proxy statement in its entirety. The summary of the opinion of Morgan Stanley in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Horizon Shareholders are urged to, and should, read Morgan Stanley’s opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Horizon Board and addressed only the fairness, from a financial point of view, of the consideration to be received by Horizon Shareholders (other than shares held in treasury or owned by Amgen, Acquirer Sub or any subsidiaries of Amgen). Morgan Stanley did not express any view on, and the opinion did not address, any other term or aspect of the Transaction Agreement or the Transaction. Morgan Stanley’s opinion did not address the relative merits of the Transaction as compared to business or financial strategies that might be available to Horizon, or the underlying business decision of Horizon to enter into the Transaction Agreement or proceed with any other transaction contemplated by the Transaction Agreement. Morgan Stanley’s opinion does not constitute an opinion or recommendation as to how the shareholders of Horizon should vote at the special meetings to be held in connection with the Transaction. The summary of Morgan Stanley’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Morgan Stanley’s opinion.

For purposes of rendering its opinion, Morgan Stanley, among other things:

•	reviewed certain publicly available financial statements and other business and financial information of Horizon;

•	reviewed certain internal financial statements and other financial and operating data concerning Horizon;

•	reviewed certain financial projections prepared by the management of Horizon;

•	discussed the past and current operations and financial condition and the prospects of Horizon with senior executives of Horizon;

•

discussed the past and current operations and financial condition and the prospects of Amgen, including information relating to certain strategic, financial and operational benefits anticipated from the Transaction;

•	reviewed the reported prices and trading activity for Horizon Shares;

•	reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

•	participated in certain discussions and negotiations among representatives of Horizon and Amgen and their financial and legal advisors;

•	reviewed the Transaction Agreement and certain related documents; and

•	reviewed such other information and considered such other factors as Morgan Stanley deemed appropriate.

In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Morgan Stanley by Horizon, which formed a substantial basis for Morgan Stanley’s opinion. With respect to the financial projections, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Horizon of the future financial performance of Horizon. In addition, Morgan Stanley assumed that the Transaction will be consummated in accordance with the terms set forth in the Transaction Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that Amgen will obtain financing in accordance with the terms set forth in their draft commitment letters and that the definitive Transaction Agreement will not differ in any material respect from the draft thereof furnished to Morgan Stanley on December 10, 2022. Morgan Stanley assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the Transaction, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the Transaction. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of Horizon and its legal, tax, or regulatory advisors with respect to legal, tax or regulatory matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of Horizon’s officers, directors or employees or any class of such persons, relative to the consideration to be received by the holders of Horizon Shares in the Transaction. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of Horizon, nor was it furnished with any such valuations or appraisals. Morgan Stanley’s opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of the date of such opinion. Events occurring after such date may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.

Summary of Financial Analyses

The following is a brief summary of the material analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion letter, dated as of December 10, 2022, to the Horizon Board. The following summary is not a complete description of Morgan Stanley’s opinion or the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses.

In performing the financial analyses summarized below and in arriving at its opinion, Morgan Stanley utilized and was directed by the Horizon Board to rely upon, among other matters, the Horizon Projections, which are more fully described in the section of this proxy statement titled “—Horizon Unaudited Prospective Financial Information.” In accordance with direction from the Horizon Board, Morgan Stanley utilized the Horizon Projections in its financial analyses described below. Morgan Stanley utilized in each of its analyses described below the number of outstanding Horizon Shares on a fully diluted basis, as of December 8, 2022, utilizing the treasury stock method and including the dilutive impact resulting from additional equity grants anticipated to be issued in January 2023 and assuming maximum payout for PSUs, each as provided by Horizon management.

Discounted Cash Flow Analysis

Morgan Stanley performed a discounted cash flow analysis for Horizon, which is designed to provide an implied value of a company by calculating the present value of the estimated future cash flows and terminal value of such company. Morgan Stanley calculated a range of implied fully diluted equity values per share of Horizon Shares, based on estimates of future unlevered free cash flows projected to be generated by Horizon for fiscal years 2023 through 2032 based on the Horizon Projections. These unlevered free cash flows were calculated by Morgan Stanley as net operating income after tax (1) less (a) capital expenditures and (b) tax-effected share-based compensation expense and (2) plus or minus changes in net working capital, which such estimated unlevered free cash flows, in each case, were reviewed and approved by the management of Horizon for Morgan Stanley’s use. Terminal value was calculated using perpetual growth rates ranging from negative 4% to negative 1%, with such rates selected upon the application of Morgan Stanley’s professional judgment and experience, given the nature of Horizon and its business, the industries in which it operates and the risk of generic competition. The unlevered free cash flows and terminal value were discounted to present values as of December 31, 2022, using a midyear convention, at discount rates ranging from 8.9% to 10.2%, which discount rates were selected upon the application of Morgan Stanley’s professional judgment and experience, to reflect an estimate of Horizon’s weighted average cost of capital determined by the application of the capital asset pricing model. The resulting range of implied aggregate values were then adjusted by the expected net debt of approximately $290 million of Horizon as of December 31, 2022, as provided by the management of Horizon, to derive a range of implied equity values. Morgan Stanley then divided the implied equity values by the number of fully diluted shares, as of December 8, 2022, as provided by the management of Horizon.

This analysis resulted in a range of implied equity values per Horizon Share of approximately $101 to $133. Morgan Stanley compared this range to the price per Horizon Share of $78.76 as of November 29, 2022, the last closing price of Horizon Shares prior to Horizon’s issuance of an announcement of a possible offer under Rule 2.4 of the Irish Takeover Rules (the “Last Unaffected Price”), and to the Scheme Consideration.

Sum-of-the-Parts Discounted Cash Flow Analysis

Morgan Stanley performed a sum-of-the-parts discounted cash flow analysis of Horizon, which is designed to provide an implied value of a company by calculating the present value of the estimated future cash flows and terminal values of separate product lines or businesses of a company. Morgan Stanley calculated estimates of future unlevered free cash flows projected to be generated by Horizon’s existing products and product candidates for fiscal years 2023 through 2037 based on the Horizon Projections, which was reviewed and approved by the management of Horizon for Morgan Stanley’s use.

In connection with this analysis, Morgan Stanley performed separate discounted cash flow analyses with respect to the following medicines and medicine candidates (and indications specified by the Horizon Projections):

•	TEPEZZA;

•	KRYSTEXXA;

•	UPLIZNA®;

•	Rare Disease BU (which includes RAVICTI®, PROCYSBI® and ACTIMMUNE®); and

•	Development Candidates, which include HZN-825, daxdilimab, dazodalibep, HZN-1116 and ARO-XDH.

The analyses assumed no contribution from Horizon’s inflammation medicines, given Horizon’s recent wind-down of its inflammation business activities.

For purposes of this analysis, Morgan Stanley utilized the Horizon Projections, which include probability of success risk adjusted estimates of the net revenue generated from TEPEZZA, KRYSTEXXA, UPLIZNA, Rare

Disease BU and Development Candidates, and management’s allocation of related operating expenses, in each case for fiscal year 2023 through fiscal year 2037.

Morgan Stanley calculated terminal values for the foregoing items by applying perpetuity growth rates of between negative 15% to negative 100% to each existing medicine or medicine candidate, which Morgan Stanley estimated based on its professional judgment and experience, given the nature of Horizon and its business, the industries in which it operates and the risk of generic competition. The cash flows and terminal values were then discounted to present value as of December 31, 2022, using a midyear convention, at discount rates ranging from 8.9% to 10.2%. This range of discount rates was based on Morgan Stanley’s analysis of Horizon’s weighted average cost of capital determined by the application of the capital asset pricing model. The foregoing analyses reflect estimated research and development overhead costs as 40% of the total unallocated research and development costs and exclude the remaining 60% from the calculations, based on management guidance. The foregoing analyses assume (i) allocation of cost of goods sold based on Horizon management estimates, (ii) allocation of selling, general and administrative expenses and research and development costs based on Horizon management allocations and (iii) cash flow items allocated as a percentage of net sales based on Horizon management guidance. From the foregoing analyses, Morgan Stanley derived a range of illustrative aggregate values for each medicine and medicine candidate. Unallocated selling, general and administrative expenses and research and development overhead costs were then subtracted from the implied range to arrive at a burdened implied total aggregate medicine value. The resulting range of implied aggregate values were then adjusted by the expected net debt of approximately $290 million of Horizon as of December 31, 2022, as provided by the management of Horizon. Morgan Stanley then divided the implied equity values by the number of fully diluted shares, as of December 8, 2022, as provided by the management of Horizon.

This analysis resulted in a range of implied equity values per Horizon Share of approximately $102 to $113. Morgan Stanley compared this range to the Last Unaffected Price and to the Scheme Consideration.

Other Information

Morgan Stanley observed additional factors that were not considered part of Morgan Stanley’s financial analyses with respect to its opinion, but which were noted as reference data for the Horizon Board, including the following information described in the sections of this proxy statement titled “—Premium Paid Analysis,” “—Historic Trading Range,” and “—Analyst Price Targets.”

Precedent Transactions – Premia Paid Analysis

For reference only, and not as a component of its fairness analysis, Morgan Stanley considered, based on publicly available transaction information, transactions with global public biopharmaceutical targets larger than $10 billion in aggregate value, paid in all-cash consideration, since 2014 and announced on or before December 8, 2022. For these transactions, Morgan Stanley noted (i) the percentage premia paid over unaffected stock price and (ii) percentage premia paid over the volume-weighted average stock price over a thirty-day period.

Based on its analysis of the premia for these transactions and based upon the application of its professional judgment and experience, (i) Morgan Stanley selected a range of premia to unaffected stock price of 39%-64% based on 25th and 75th percentiles and applied such range to the Last Unaffected Price, which resulted in an implied price range per share of $109 to $130 and (ii) Morgan Stanley selected a range of premia of the unaffected price per share relative to the thirty-day volume-weighted average stock price of 45% to 85% based on 25th and 75th percentiles and applied such range to the Last Unaffected Price, which resulted in an implied price range per share of $102-$131. Morgan Stanley compared these ranges to the Last Unaffected Price, and to the Scheme Consideration.

No company or transaction utilized in the premia paid analysis is identical to Horizon or the Transaction. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, market and financial conditions and other factors beyond the control of Horizon, such as the impact of competition on the business of Horizon or the industry generally, industry growth and the absence of any adverse material change in the financial condition of Horizon or the industry or in the financial markets in general, which could affect the public trading value of the companies and the aggregate value and equity value of the transactions to which they are being compared. Mathematical analysis (such as determining the mean and median) is not in itself a meaningful method of using precedent transaction data.

Historical Trading Range

For reference only, and not as a component of its fairness analysis, Morgan Stanley reviewed the historic trading range of Horizon Shares for the 52-week period ending November 29, 2022, the last trading day prior to Horizon’s issuance of an announcement of a possible offer under Rule 2.4 of the Irish Takeover Rules and noted low and high per share closing prices of $57.84 on September 1, 2022, and $117.49 on April 21, 2022.

Analyst Price Targets

For reference only, and not as a component of its fairness analysis, Morgan Stanley reviewed and analyzed future public market trading price targets for Horizon Shares that were prepared and published by equity research analysts on or before November 29, 2022, the last trading day prior to Horizon’s issuance of an announcement of a possible offer under Rule 2.4 of the Irish Takeover Rules. These one-year forward targets reflected each analyst’s estimate of the future public market trading price of Horizon Shares. The range of undiscounted analyst price targets was $74.00 to $146.00 per Horizon Share as of November 29, 2022. Morgan Stanley also noted that the mean and median of equity analyst undiscounted price targets for Horizon Shares was $105 and $98, respectively.

In order to better compare the equity analysts’ stock price targets with the Scheme Consideration, based on its professional judgment and experience, Morgan Stanley discounted each analyst’s price target to present value by applying, for a one-year discount period, an illustrative discount rate of 10.1%, which was selected by Morgan Stanley based on Horizon’s assumed mid-point cost of equity of 10.1%. This analysis resulted in a discounted analyst price target range of $67 to $133 per Horizon Share, rounded to the nearest $1 per share.

The public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for Horizon Shares and these estimates are subject to uncertainties, including the future financial performance of Horizon and future financial market conditions.

General

In connection with the review of the Transaction by the Horizon Board, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of Horizon.

In performing its analyses, Morgan Stanley made numerous assumptions with regard to industry performance, general business, regulatory, economic, market and financial conditions and other matters, which are beyond the control of Horizon. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness, from a financial point of view, of the consideration to be received by the holders of Horizon Shares (other than shares held in treasury or owned by Amgen, Acquirer Sub or any subsidiaries of Amgen) and in connection with the delivery of its opinion to the Horizon Board. These analyses do not purport to be appraisals or to reflect the prices at which Horizon Shares might actually trade.

The consideration to be received by the holders of Horizon Shares was determined through arm’s-length negotiations between Horizon and Amgen and was approved by the Horizon Board. Morgan Stanley acted as financial advisor to Horizon during these negotiations but did not recommend any specific consideration to Horizon or the Horizon Board, or that any specific consideration constituted the only appropriate consideration for the Transaction. Morgan Stanley’s opinion was not intended to, and does not, constitute an opinion or a recommendation as to how holders of Horizon Shares should vote at the special meetings to be held in connection with the Transaction.

Morgan Stanley’s opinion and its presentation to the Horizon Board was one of many factors taken into consideration by the Horizon Board in deciding to approve the execution, delivery and performance by Horizon of the Transaction Agreement and the Transaction. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Horizon Board with respect to the consideration or of whether the Horizon Board would have been willing to agree to different consideration. Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with its customary practice.

Horizon retained Morgan Stanley based upon Morgan Stanley’s qualifications, experience and expertise. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of Amgen, Horizon, or any other company, or any currency or commodity, that may be involved in the Transaction, or any related derivative instrument.

Under the terms of its engagement letter, Morgan Stanley provided Horizon financial advisory services and the Horizon Board with a fairness opinion, described in this section and attached to this proxy statement as Annex C, in connection with the Transaction, and Horizon has agreed to pay Morgan Stanley a fee of $80 million for its services and for the fairness opinion, all of which is contingent upon the consummation of the Transaction. Horizon has also agreed to reimburse Morgan Stanley for its documented, out-of-pocket expenses, including documented, out-of-pocket fees of outside counsel and other professional advisers, incurred in connection with its engagement. In addition, Horizon has agreed to indemnify Morgan Stanley and its affiliates, its and their respective officers, directors, employees and agents and each other person, if any, controlling Morgan Stanley or any of its affiliates against certain losses, claims, damages, liabilities and expenses related to, arising out of or in connection with Morgan Stanley’s engagement.

During the two (2) years preceding the date of delivery of Morgan Stanley’s written opinion, Morgan Stanley or its affiliates provided financing services to Amgen and the majority-controlled affiliates of Amgen and have received fees of approximately $10-$15 million in connection with such services, and financial advisory and financing services to Horizon and its majority-controlled affiliates and have received fees of approximately $30-$35 million in connection with such services (excluding compensation for asset management services, share buybacks and derivative transactions). Morgan Stanley may also seek to provide financial advisory and financing services to Amgen, Horizon and their respective affiliates in the future and would expect to receive fees for the rendering of these services.

Horizon Unaudited Prospective Financial Information

On an annual basis, Horizon prepares a long-range business and financial plan. Horizon’s current long-range business and financial plan was reviewed by the Horizon Board at its meeting in July 2022 in connection with its with its long-range and strategic planning process.

The long-range plan included certain unaudited prospective financial information concerning Horizon on a standalone basis for the years 2023 through 2037, adjusted to reflect Horizon management’s estimate of the probability of technical and regulatory success for Horizon’s development candidates and certain other matters. These unaudited risk-adjusted projections are referred to as the “Horizon Projections.” In connection with the consideration of a possible transaction, Horizon management updated the Horizon Projections to reflect developments between the July 2022 board meeting and December 3, 2022, and reviewed the Horizon Projections with the Horizon Board, and the Horizon Board authorized Morgan Stanley to use the Horizon Projections for purposes of its financial analysis and fairness opinion.

Other than annual financial guidance provided to investors, which is generally updated each quarter, Horizon does not as a matter of course make public long-term forecasts or projections as to future performance, revenues, earnings or other results, due to, among other reasons, the inherent difficulty of accurately predicting financial performance for future periods and the uncertainty of the underlying assumptions and estimates. However, the Horizon Projections are being included in this proxy statement to give Horizon Shareholders access to certain non-public information provided to the Horizon Board and its financial advisors. The inclusion of the financial projections by Horizon should not be regarded as an indication that the Horizon Board, Horizon, Morgan Stanley, or any other recipient of this information considered, or now considers, it to be an assurance of the achievement of future results or an accurate prediction of future results, and they should not be relied on as such.

In addition, the Horizon Projections were not prepared with a view toward public disclosure or with a view toward compliance with the published guidelines established by the SEC or the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information, or GAAP, but, in the view of Horizon management were prepared on a reasonable basis, reflected the best available estimates and judgments at the time of preparation, and presented as of the time of preparation, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of Horizon and estimated outcomes of other future events. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the Horizon Projections.

The Horizon Projections reflect estimates and assumptions made by Horizon senior management with respect to the peak sales of existing medicines, the length of exclusivity of medicines, the timing of entry of competitive products and the timing of generic competition, product launch years, peak sales and patent and regulatory exclusivity for identified development candidates, general business, economic, competitive, regulatory and other market and financial conditions and other future events, all of which are difficult to predict and many of which are beyond Horizon’s control. In particular, the Horizon Projections, while presented with numerical specificity, necessarily were based on numerous variables and assumptions that are inherently uncertain. Because the Horizon Projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year and are unlikely to anticipate each and every circumstance that could have an effect on Horizon’s business and its results of operations. The Horizon Projections were developed solely using the information available to Horizon senior management at the time they were created and reflect assumptions as to certain business decisions that are subject to change. Important factors that may affect actual results or that may result in the Horizon Projections not being achieved include the risk factors described in Horizon’s annual report on Form 10-K for the fiscal year ended December 31, 2021, and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. The Horizon Projections also reflect assumptions as to certain business decisions that are subject to change. Modeling and forecasting the future in the biopharmaceutical industry, in particular, is a highly speculative endeavor.

The Horizon Projections contain certain non-GAAP financial measures that Horizon believes are helpful in understanding its past financial performance and future results. Horizon’s senior management regularly uses a variety of financial measures that are not in accordance with GAAP for forecasting, budgeting and measuring financial performance. The non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures. While Horizon believes that these non-GAAP financial measures provide meaningful information to help investors understand Horizon’s operating results and to analyze Horizon’s financial and business trends on a period-to-period basis, there are limitations associated with the use of these non-GAAP financial measures.

None of Horizon, Amgen, the combined group after the Transaction (the “Combined Group”) or their respective affiliates, advisors, officers, directors or other representatives can provide any assurance that actual results will not differ from the Horizon Projections and none of them undertakes any obligation to update, or otherwise revise or reconcile, the Horizon Projections to reflect circumstances existing after the date the Horizon Projections were prepared or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Horizon Projections are shown to be in error. Except as required by applicable securities laws, Horizon does not intend to make publicly available any update or other revision to the Horizon Projections, even in the event that any or all assumptions are shown to be in error. None of Horizon or its affiliates, advisors, officers, directors or representatives has made or makes any representation to any Horizon Shareholder or other person regarding Horizon’s ultimate performance compared to the information contained in the Horizon Projections or that forecasted results will be achieved. Horizon has made no representation to Amgen, in the Transaction Agreement or otherwise, concerning the Horizon Projections. The Horizon Projections have been prepared by, and are the responsibility of, Horizon management. In addition, PricewaterhouseCoopers LLP has neither audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the Horizon Projections and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report included in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2022 that is incorporated by reference into this proxy statement relates to Horizon’s previously issued financial statements. It does not extend to the Horizon Projections and should not be read to do so.

The following tables present a summary of the Horizon Projections:

($ in millions)	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032
Total Net Sales	4,244	5,128	5,707	6,098	6,300	6,667	7,118	7,399	7,773	8,168
Net Operating Income After Tax	1,489	2,004	2,410	2,588	2,694	2,964	3,217	3,632	3,891	4,073
Unlevered Free Cash Flows(1)	770	1,453	1,909	2,225	2,401	2,684	2,872	3,307	3,541	3,712

($ in millions)	2033	2034	2035	2036	2037
Total Net Sales	8,491	8,085	7,772	7,633	7,418
Net Operating Income After Tax	4,218	4,024	3,935	3,861	3,749
Unlevered Free Cash Flows(1)	3,863	3,731	3,631	3,553	3,438

(1)

Unlevered Free Cash Flows, a non-GAAP financial measure, refers to net operating income after tax (a) minus (i) capital expenditures and (ii) tax-effected share-based compensation and (b) plus or minus changes in net working capital.

The Irish Takeover Panel considers the forward-looking financial information for Horizon for each of the calendar years from 2023 to 2037, as set out above and used by Morgan Stanley in connection with its financial analyses for the purpose of preparing its fairness opinion, to be profit forecasts within the meaning of Rule 28 of the Irish Takeover Rules. However, following consideration of the exceptional circumstances of the matter the Irish Takeover Panel decided to waive (i) the requirement under Rule 28.1(a) of the Irish Takeover Rules to have the forecast for the 2023 calendar reported on by an independent accountant and Morgan Stanley, or any other financial advisor, and (ii) the requirement under Rule 28.2(a) for the Horizon Board to provide certain confirmations concerning the forecasts for the calendar years from 2024 to 2037, because the relevant forward-looking information is included in this proxy statement only because it is required by the SEC.

Financing

Horizon is required to use its reasonable best efforts, and to cause each of its subsidiaries and its and their respective officers, employees and advisors and other representatives, to use their respective reasonable best efforts, to provide to Amgen such assistance as may be reasonably requested by Amgen that is customary in connection with, among other things, (1) the arranging, obtaining and syndication of Amgen’s financing, (2) certain exchange offers, offers to purchase and/or consent solicitations with respect to certain of Horizon’s outstanding debt securities, and (3) the redemption of Horizon’s outstanding debt securities and repayment of the obligation outstanding under Horizon’s credit agreement, in each case subject to certain exceptions and qualifications.

The consummation of the Transaction is not conditioned upon the consummation of, or the receipt by Amgen of proceeds from, any debt financing.

Interests of Certain Persons in the Transaction

In considering the recommendation of the Horizon Board with respect to the Transaction Agreement, you should be aware that some of Horizon’s directors and executive officers have interests in the Transaction that are in addition to, or different from, any interests of Horizon Shareholders generally. These interests are described in more detail below, and, with respect to the named executive officers of Horizon, are quantified in the table below. The Horizon Board was aware of these interests and considered them when it adopted the Transaction Agreement and approved the Transaction.

Treatment of Equity Awards

Each Option that is outstanding as of immediately prior to the effective time (whether or not vested) shall be canceled and converted into the right to receive cash, without interest, in an amount equal to (a) the total number of Horizon Shares subject to such Option immediately prior to the effective time, multiplied by (b) the excess of (i) $116.50 over (ii) the exercise price payable per Horizon Share under such Option.

Each Horizon RSU that is outstanding as of immediately prior to the effective time (whether or not vested) shall (a) if granted to a non-employee member of the Horizon Board or held by a person who, as of the Completion is a former service-provider of Horizon, be canceled and converted into the right to receive cash, without interest, in an amount equal to (i) the total number of Horizon Shares subject to such Horizon RSU immediately prior to the effective time multiplied by (ii) $116.50 and (b) if not granted to an individual described in clause (a) above, be canceled and converted into an Amgen RSU denominated in shares of Amgen common stock. The number of shares of Amgen common stock subject to each such Amgen RSU shall be equal to the product (rounded down to the nearest whole number) of (a) the total number of shares subject to such Horizon RSU immediately prior to the effective time multiplied by (b) (i) $116.50 divided by (ii) the volume weighted average of the per share closing price of Amgen common stock on the Nasdaq Global Select Market for five trading days ending on the second business day prior to the Completion. Following the effective time, each Amgen RSU shall continue to be governed by the same terms and conditions (including vesting terms) as were applicable to such Horizon RSU immediately prior to the effective time.

Each Horizon PSU that is outstanding as of immediately prior to the effective time (whether or not vested) shall be canceled and converted into the right to receive cash, without interest, in an amount equal to (i) the total number of Horizon Shares issuable upon settlement of such PSU as determined, in accordance with the terms of such PSU, by the compensation committee of the Horizon Board prior to the effective time multiplied by (ii) $116.50.

The following table sets forth (i) the number of Horizon Shares underlying the Horizon Options, Horizon RSUs, and Horizon PSUs, whether vested or unvested, held by each Horizon executive officer and director as of January 13, 2023, the latest practicable date to determine these numbers before the filing of this proxy statement and (ii) the value of such equity awards as of such date, determined in each case by multiplying (a) the number of Horizon Shares subject to the Horizon equity award (assuming, in the case of Horizon PSUs, performance at target levels) by (b) $116.50, less the applicable exercise price for Options. For information regarding the beneficial ownership of Horizon Shares held by each of Horizon’s directors and named executive officers and all of Horizon’s directors and executive officers as a group, see the section of this proxy statement entitled “Security Ownership of Management and Certain Beneficial Owners.” Each of Horizon’s directors and executive officers shall be entitled to receive, for each Horizon Share he or she holds, the same consideration in the same manner as other Horizon Shareholders shall receive for a Horizon Share in connection with the Transaction. In addition, for information regarding the treatment in connection with the Transaction of the purchase rights granted to Horizon’s executive officers under the Horizon 2020 Employee Share Purchase Plan (the “ESPP”), see the section of this proxy statement entitled “—Treatment of Purchase Rights Under the Employee Share Purchase Plan.”

Name	Options (#)	Value ($)	Horizon RSUs (#)	Value ($)	Horizon PSUs (#)	Value ($)
Directors
William F. Daniel	108,240	$11,065,800	3,913	$455,865	—	$—
Michael Grey	114,954	$11,560,269	3,913	$455,865	—	$—
Jeff Himawan, Ph.D.	86,406	$8,797,501	3,913	$455,865	—	$—
Susan Mahony, Ph.D.	—	$—	3,913	$455,865	—	$—
Gino Santini	114,954	$11,560,269	3,913	$455,865	—	$—
James Shannon, M.D.	52,161	$5,386,883	3,913	$455,865	—	$—
H. Thomas Watkins	154,954	$15,728,669	3,913	$455,865	—	$—
Pascale Witz	84,393	$8,749,003	3,913	$455,865	—	$—
Executive Officers(1)
Timothy P. Walbert	2,392,565	$215,218,933	155,417	$18,106,081	241,125	$28,091,063
Brian K. Beeler	—	$—	—	$—	—	$—
Sean M. Clayton	—	$—	65,384	$7,617,236	22,997	$2,679,151
Aaron L. Cox	—	$—	48,181	$5,613,087	72,413	$8,436,115
Michael A. DesJardin	4,372	$435,863	45,459	$5,295,794	70,935	$8,263,928
Paul W. Hoelscher	—	$—	17,991	$2,095,952	32,012	$3,729,398
Barry J. Moze	162,181	$15,303,339	9,314	$1,085,081	25,611	$2,983,682
Andy Pasternak	—	$—	50,510	$5,884,415	78,814	$9,181,831
Jeffrey W. Sherman, M.D. FACP	164,469	$15,519,295	40,407	$4,707,416	63,053	$7,345,675
Elizabeth H.Z. Thompson, Ph.D.	—	$—	39,637	$4,617,711	42,122	$4,907,213

(1)

Paul W. Hoelscher, Barry J. Moze and Brian K. Beeler were named executive officers for Horizon’s most recently completed fiscal year. All three have terminated their employment prior to the date on which the Transaction Agreement was executed. Messrs. Hoelscher and Moze have outstanding Horizon share awards and Mr. Beeler has no outstanding Horizon share awards.

Treatment of Purchase Rights Under the Employee Share Purchase Plan

The ESPP allows Horizon’s regular full-time employees, including Horizon’s executive officers, to purchase up to $25,000 per year of Horizon Shares at the lower of: (i) 85% of the fair market value on the applicable offering date (as defined in the ESPP) or (ii) 85% of the fair market value on the applicable purchase date (as defined in the ESPP), with the objective of allowing employees to profit when the value of Horizon Shares increases over time.

The most recent purchase date under the current ESPP offering occurred on December 1, 2022, and the next purchase date under the current ESPP offering is scheduled to occur on June 1, 2023. Under the terms of the Transaction Agreement, (i) following the date of the Transaction Agreement, participation has been and will be limited to those employees who participated in the ESPP immediately prior to the date of the Transaction Agreement, (ii) no participant has been or will be allowed to increase the percentage of his or her payroll deduction election from the percentage in effect on the date of the Transaction Agreement, (iii) no new ESPP offering will be authorized or commence on or after the date of the Transaction Agreement, (iv) the last day and final purchase date of the current ESPP offering will be the earlier of (x) the last business day prior to the effective time or (y) June 1, 2023 and (v) the ESPP shall terminate as of the effective time, contingent upon the occurrence of the effective time.

Severance Entitlements

Each Horizon executive officer is a party to an executive employment agreement with Horizon or a related corporation, which provides for the severance benefits described below if Horizon terminates an executive officer’s employment without “cause,” or if the executive officer terminates his or her employment for “good reason” (such terms as defined in the employment agreement and each such termination, a “qualifying termination”). In the event of a qualifying termination within three (3) months prior to or eighteen (18) months following a change in control (including the Transaction), the executive is entitled to receive: (i) a severance payment equal to the executive’s base salary then in effect, payable in substantially equal installments over eighteen (18) months (or thirty-six (36) months in the case of Mr. Walbert); (ii) a lump sum payment equal to a severance multiple of the executive’s target annual bonus for the year of termination; (iii) in the event the executive officer timely elects continued coverage, reimbursement of premiums to continue benefits coverage under the Consolidated Omnibus Reconciliation Act of 1985, as amended (COBRA), for up to eighteen (18) months (or thirty-six (36) months in the case of Mr. Walbert) and (iv) full acceleration of time-based vesting equity awards. The severance multiples are three (3) for Mr. Walbert and one and one half (1.5) for the other executive officers.

As provided under their employment agreements, in the event of a termination of employment due to death or disability, each executive officer is entitled to receive a pro-rata bonus for the performance period in which the termination occurs, based on actual performance through the date of termination, and payable in a single lump sum within thirty (30) days after termination.

All severance benefits (other than due to death or complete disability) provided to Horizon’s executive officers pursuant to their employment agreements are contingent upon the executive’s execution of a standard release of claims in Horizon’s favor.

Retention Bonuses

In December 2022, Horizon granted retention bonus awards to certain employees, including two executive officers: Elizabeth H.Z. Thompson, Horizon’s Executive Vice President, Research and Development, and Sean Clayton, Horizon’s Executive Vice President, General Counsel. The aggregate amount of such retention bonus awards granted to all employees (including those awarded to Dr. Thompson and Mr. Clayton) was $20 million. Such retention bonus awards are payable in two installments: (i) fifty percent (50%) upon the Completion Date and (ii) the remaining fifty percent (50%) on the six (6) month anniversary of the Completion Date, subject in each case to continued employment through such date (provided that certain employees, including Dr. Thompson and Mr. Clayton, instead received payment of their bonus awards in December 2022, subject to a claw-back right that lapses in accordance with the same conditions). In the event of a recipient employee’s (i) termination without

“cause,” (ii) termination due to death or disability or (iii) resignation for “good reason” (each as defined in the agreements governing such retention bonuses) at any time while a portion of the retention bonus award or the claw-back right, as applicable, is outstanding, such outstanding portion of the retention bonus award shall vest and be paid, or the remaining claw-back right will lapse, as applicable, in connection with such termination or resignation.

Short-term Acceleration of Certain Payments

In December 2022, Horizon took the following steps to eliminate or mitigate the potential impact of Section 280G of the Code on past or future payments to certain executive officers: accelerating into December 2022 (a) the vesting and settlement of RSU awards and/or PSU awards that would otherwise have vested and settled in January 2023 and/or (b) the payment of annual bonus amounts in respect of fiscal year 2022.

Make-Whole Payments

Horizon intends to enter into tax reimbursement agreements with certain employees, including certain executive officers (excluding the Chief Executive Officer or other named executive officers), pursuant to which Horizon would agree to make tax reimbursement payments to such employees to the extent such employees are subject, in connection with the transactions, to an excise tax imposed by Section 4999 of the Code in an amount that generally shall place them in the same after-tax position that they would have been in if no excise tax had applied and no tax reimbursement payment had been made. Under the terms of the Transaction Agreement, the maximum potential tax reimbursement payments to all affected employees shall not exceed $30 million in the aggregate. The amount of any such tax reimbursement payment and the employees who receive tax reimbursement agreements shall be based on a number of factors, including the aggregate reimbursement limit described above, and is uncertain as of the date of this proxy statement.

Employee Benefits Matters

As further described in the section of this proxy statement entitled “The Transaction Agreement—Employee Matters,” the Transaction Agreement generally requires Amgen to provide certain compensation that is no less favorable than immediately prior to the effective time and benefits that are in the aggregate no less favorable than similarly-situated Amgen employees both for one (1) year following the effective time to all Horizon employees, including executive officers, who remain employed following the effective time.

Director and Officer Indemnification Insurance

Pursuant to the terms of the Transaction Agreement, Horizon’s directors and officers shall be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability and fiduciary liability insurance policies following the Transaction. Such indemnification and insurance coverage is further described in “—The Transaction Agreement—Directors’ and Officers’ Indemnification and Insurance.”

Quantification of Payments and Benefits to Horizon’s Named Executive Officers

The table below sets forth the information required by Item 402(t) of Regulation S-K regarding the amount of payments and benefits that each of Horizon’s named executive officers may receive in connection with the transaction. While Brian K. Beeler, Horizon’s former Executive Vice President and General Counsel, was a named executive officer for Horizon’s most recently completed fiscal year, he terminated employment prior to the date on which the Transaction Agreement was executed and is not entitled to any payments or benefits that are based on or otherwise relate to the Transaction. In addition, Barry J. Moze, Horizon’s former Executive Vice President and Chief Administrative Officer, and Paul W. Hoelscher, Horizon’s former Executive Vice President and Chief Financial Officer, were each named executive officers for Horizon’s most recently completed fiscal year. Although Mr. Moze and Mr. Hoelscher each terminated employment prior to the date on which the

Transaction Agreement was executed, each still holds outstanding Horizon share awards and are entitled to certain equity vesting acceleration that is based upon or otherwise relates to the Transaction.

Assumptions

Unless otherwise noted, the estimates set forth in the table below assume the following:

•	the value of the vesting acceleration of the named executive officer’s unvested Horizon awards is calculated using the Scheme Consideration;

•	the effective time of the Transaction occurs on June 12, 2023 (which is the assumed date solely for purposes of this golden parachute compensation disclosure);

•	the consummation of the Transaction constitutes a change in control for purposes of the applicable compensation plan or agreement;

•	the named executive officer’s base salary and target bonus will remain unchanged from those in place on January 13, 2023;

•	the named executive officer’s outstanding equity award holdings will remain unchanged from those in place on January 13, 2023 through the assumed effective time of the Transaction;

•

each named executive officer (other than Messrs. Beeler, Hoelscher or Moze, each of whom previously terminated his employment) experiences a termination without cause or resigns with good reason immediately following completion of the Transaction; and

•	for purposes of unvested Horizon PSUs as of the anticipated effective time of the Transaction, achievement of the applicable performance goals at the target level of performance.

The amounts set forth in the table below are based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including assumptions above and described in footnotes to the table. The amounts below do not reflect certain compensation actions that may occur before the effective time. The actual amounts payable to Horizon’s named executive officers, if any, will depend on whether the named executive officer incurs a qualifying termination, the date of termination of the named executive officer’s employment (if applicable), the closing date of the Transaction, the value of shares of Amgen common stock on the termination date, the manner of termination and the terms of the plans or agreements in effect at such time.

Golden Parachute Compensation

Name	Cash ($)(1)	Equity ($)(2)	Pension/ NQDC ($)(3)		Perquisites/ Benefits ($)(4)	Total ($)
Timothy P. Walbert	$9,057,044	$46,197,143		$—	$78,827	$55,333,014
Brian K. Beeler	$—	$—		$—	$—	$—
Paul W. Hoelscher	$—	$5,825,350		$—	$—	$5,825,350
Barry J. Moze	$—	$4,068,763	$		$—	$4,068,763
Andy Pasternak	$1,846,577	$15,066,246		$—	$39,414	$16,952,237
Jeffrey W. Sherman, M.D., FACP	$1,503,406	$12,053,090		$—	$27,270	$13,583,766

(1)

The cash payments to Mr. Walbert consist of (a) base salary continuation for a period of thirty-six (36) months following his termination and (b) a lump sum cash payment equal to three (3) times his target annual bonus amount as of the date of termination.

The cash payments to each other named executive officer consist of (a) base salary continuation for a period of eighteen (18) months following the named executive officer’s termination and (b) a lump sum cash payment equal to 1.5 times the named executive officer’s target annual bonus amount as of the date of termination

The cash severance payments are “double-trigger” benefits that would be payable upon a termination without cause or resignation with good reason that occurs, in each case, during the three (3) months prior to or eighteen (18) months following the effective time. For more information, please see the section of this proxy statement entitled “—Interests of Certain Persons in the Transaction—Severance Entitlements.”

Name	Severance Payment – Base Salary ($)	Severance Payment – Target Annual Bonus ($)
Timothy P. Walbert	$3,937,845	$5,119,199
Brian K. Beeler	$—	$—
Paul W. Hoelscher	$—	$—
Barry J. Moze	$—	$—
Andy Pasternak	$1,086,222	$760,355
Jeffrey W. Sherman, M.D., FACP	$939,629	$563,777

(2)

The amounts in this column represent the cash value of (i) the “single-trigger” vesting acceleration that the named executive officer shall receive with respect to his unvested Horizon PSUs, pursuant to the terms of the Transaction Agreement, as further described in the section of this proxy statement entitled “—Interests of Certain Persons in the Transaction —Treatment of Equity Awards” and (ii) the “double-trigger” vesting acceleration the named executive officer may become entitled to receive with respect to their Horizon RSUs upon a termination without cause or resignation with good reason that occurs, in each case, during the three (3) months prior to or eighteen (18) months following the Completion Date, as further described in the section of this proxy statement entitled “—Interests of Certain Persons in the Transaction—Severance Entitlements” (other than with respect to Mr. Hoelscher and Mr. Moze, as further described below in this paragraph). All Options held by Horizon’s named executive officers are fully vested and therefore will not be subject to any “single-trigger” vesting acceleration. Mr. Hoelscher is currently providing advisory services to Horizon and Horizon may terminate his advisory services without cost or liability after May 16, 2023 at which time the vesting of his RSUs would accelerate in full. Mr. Moze’s RSU vesting acceleration will be “single-trigger” pursuant to the terms of the Transaction Agreement. The estimated value of each such benefit is shown in the table below.

Name	Options ($)	RSUs ($)	PSUs ($)	Total ($)
Timothy P. Walbert	$—	$18,106,081	$28,091,063	$46,197,143
Brian K. Beeler	$—	$—	$—	$—
Paul W. Hoelscher	$—	$2,095,952	$3,729,398	$5,825,350
Barry J. Moze	$—	$1,085,081	$2,983,682	$4,068,763
Andy Pasternak	$—	$5,884,415	$9,181,831	$15,066,246
Jeffrey W. Sherman, M.D., FACP	$—	$4,707,416	$7,345,675	$12,053,090

(3)

None of Horizon’s named executive officers is eligible to receive any non-qualified deferred compensation plan enhancements in connection with the Transaction or a termination of employment following the Transaction. Any non-qualified deferred compensation account balances under Horizon’s non-qualified deferred compensation plan shall be paid within ninety (90) days following the Transaction. None of Horizon’s named executive officers participates in a defined benefit pension plan.

(4)

The amounts in this column represent the estimated value of continued health benefits (medical, dental and vision) for Mr. Walbert for thirty-six (36) months and for each other named executive officer for eighteen (18) months. Benefits continuation is a “double-trigger” benefit payable only upon a termination without cause or resignation with good reason that occurs, in each case, during the three (3) months prior to or eighteen (18) months following the effective time.

Amgen’s Reasons for the Transaction

Amgen believes there is a compelling strategic and financial rationale for undertaking the Transaction, which is expected to deliver the following benefits:

The Transaction adds first-in-class and best-in-class innovative medicines that fit well with Amgen’s portfolio and strategic vision

•

Since its founding in 2005, Horizon has successfully built a robust business with continued growth potential. TEPEZZA, KRYSTEXXA and UPLIZNA are innovative biologic medicines with impressive benefits that are reaching a growing number of patients suffering from serious diseases. These three early life cycle products collectively generated $2.0 billion of sales through the first nine (9) months of 2022.

•

Amgen’s long-term strategy includes a focus on first-in-class and best-in-class innovative therapeutics that treat grievous illness, and on delivering those medicines to more patients around the world.

•	Horizon’s focus and products align well with Amgen’s long-term growth strategy:

•

Amgen’s growth reflects contributions from therapies with large addressable patient populations (such as cardiovascular disease, osteoporosis, psoriasis and asthma), as well as therapies that address diseases with lower prevalence (such as ANCA-associated vasculitis, immune thrombocytopenic purpura and acute lymphoblastic leukemia) that are adjacent to Amgen’s core therapeutic areas. TEPEZZA and KRYSTEXXA are a strong fit with the latter category and help to further diversify the Combined Group’s revenue outlook.

•	TEPEZZA has significant growth potential in key ex-U.S. markets such as Europe and Japan, which complements Amgen’s international growth strategy.

•

Horizon’s R&D efforts include significant lifecycle management expansion for currently marketed products, along with an innovative mid- to late-stage pipeline with opportunities for advancement of novel programs in disease areas such as myasthenia gravis, IgG4-related disease, systemic lupus erythematosus, lupus nephritis and Sjogren’s Syndrome.

Amgen’s global scale and 20-year history in commercializing inflammation therapies can accelerate growth of Horizon’s portfolio

•

TEPEZZA is mechanistically rooted in inflammation and KRYSTEXXA is commercially aligned with Enbrel and TAVNEOS, given the shared rheumatology prescriber base. UPLIZNA targets an autoimmune disorder (neuromyelitis optica spectrum disorder), which is also consistent with Amgen’s expertise in inflammation.

•

Horizon also has recent product approvals in Europe and Japan, where Amgen has existing commercial platforms that could be quickly leveraged and augmented with a specialized sales force where needed. Globally, including the U.S., the Combined Group will benefit from Amgen’s experience in commercial operations such as access, medical, patient support and overall scale/expertise in marketing and sales.

Horizon’s platform strategies in R&D and manufacturing can be strengthened by Amgen’s 40-year history in biologics, development and manufacturing

•

Amgen has the scale, expertise and resources to advance Horizon’s pipeline molecules with speed, and to support global registration and commercialisation. Given Horizon’s focus on biologics, Amgen also has the process development expertise to assist Horizon in delivering lifecycle management programs focused on new formulations and new routes of administration. Amgen is also an industry leader in biologics manufacturing, which provides opportunities for manufacturing cost efficiencies while helping to ensure the Combined Group’s products will reach “every patient, every time.” Further, Amgen has considerable expertise in drug delivery systems that benefit the patient experience.

Strong financial profile with non-GAAP EPS accretion from 2024 and significant cash flow generation enabling continued attractive shareholder payouts and investment in innovation

•

The robust free cash flow generated by the Combined Group (approximately $10 billion over the twelve (12) months through the third quarter of 2022) will enable de-levering following the Completion, while continuing to support investment in the Combined Group’s pipeline and commercial brands.

•	The Transaction is expected to be accretive to Amgen’s revenue and non-GAAP earnings per share from 2024. Amgen is not providing or updating 2022 or 2030 guidance as a result of the Transaction.

•

Amgen’s goal is to maintain a strong investment grade credit profile with debt leverage that is in-line with current levels by the end of 2025. Amgen expects to support this goal with over $10 billion of debt retirement through that period.

•	Amgen remains committed to growing its annual dividend over time.

•	The Transaction is expected to deliver annual pre-tax cost synergies of at least $500 million by the end of the third fiscal year following the Completion.

Regulatory Approvals Required

Antitrust and Foreign Investment Law Matters

Under the HSR Act and the rules promulgated thereunder, certain transactions may not be completed until certain information and materials have been furnished to DOJ and the FTC and the applicable HSR Act waiting period requirements have been satisfied. The waiting period under the HSR Act applicable to the Transaction is thirty (30) calendar days, unless the waiting period is terminated earlier or extended. If the DOJ or FTC issues a request for additional information and documentary materials (a “Second Request”), the parties must observe a second thirty (30)-day waiting period, which would begin to run only after both parties have substantially complied with such Second Request, unless the waiting period is terminated. The parties may also agree with the DOJ or FTC to not consummate the Transaction for a specified period of time. If any waiting period expires on a Saturday, Sunday or federal holiday, then the period is extended until 11:59 p.m., Eastern time, in the U.S. on the next day that is not a Saturday, Sunday or federal holiday.

The Transaction is subject to the provisions of the HSR Act and therefore cannot be completed until each of Amgen and Horizon file a notification and report form with the DOJ and the FTC under the HSR Act and the applicable waiting period (and any extension thereof) has expired or been terminated. Amgen and Horizon each filed a notification and report form with respect to the Transaction with the DOJ and the FTC under the HSR Act on December 29, 2022. The waiting period with respect to the notification and report forms filed under the HSR Act is scheduled to expire at 11:59 p.m., Eastern time, on January 30, 2023, unless extended or earlier terminated.

The Transaction is also conditioned on the receipt of approvals or clearances under the (a) applicable Antitrust Laws (as defined in the Transaction Agreement) of each of Germany and Austria and (b) applicable Foreign Investment Laws (as defined in the Transaction Agreement) of France, Germany, Denmark and Italy. The German merger control filing was submitted on January 13, 2023 and its review period is due to expire at the latest one month from submission, i.e., on February 13, 2023, unless extended or earlier terminated. The Austrian merger control filing was submitted on January 16, 2023 and its review period is due to expire at the latest four weeks from submission, i.e., on February 13, 2023, unless extended or earlier terminated.

The Danish Investment Screenings Act allows for the submission of a pre-screening notification under the Danish FDI regime. In line with this option, on December 23, 2022, Amgen submitted a notification for a pre-screening of the Transaction to the DBA. On January 2, 2023, the DBA informed the parties that based on the pre-screening notification, they were unable to confirm whether the Transaction falls within the applicable FDI framework and requested a formal filing for approval to be submitted. Thus, in line with the Danish FDI regime contained in the Investment Screening Act and the accompanying executive orders, Amgen submitted the formal filing to the DBA on January 11, 2023, and received confirmation that the filing is complete on January 12, 2023. Under the Danish FDI regime, the DBA reviews whether foreign direct investments and certain special economic agreements pose a threat to the national security or public order in Denmark. According to the applicable regulation, the DBA has sixty (60) working days to review the FDI filing. The review period may be extended to ninety (90) business days if further review is required or if the parties submit mitigation measures before the end of the period. The deadline of ninety (90) business days is not binding on the DBA. If the DBA has not issued a decision at the end of the review period, the Transaction will not automatically be considered approved.

In line with the Italian regulation on the exercise of the special powers of the state on strategic assets and activities (i.e., Italian Law Decree No. 21 of March 15, 2012, converted with amendments into Law no. 56 of May 11, 2012, as subsequently amended and integrated), on January 3, 2023, Amgen submitted a pre-filing (prenotifica) pursuant to Article 2-quater of Law Decree No. 21/2012 and Article 7 of Presidential Decree No. 133/2022 to the Italian Presidency of the Council of Ministers. The pre-filing is a tool introduced in the Italian FDI regulation, in order to seek a confirmation that the FDI regulation does not concretely apply to the notified transaction, or else a declaration that, even if it applies, there are clearly no risks of prejudice to the relevant public interests and the transaction can be cleared. According to the applicable regulation, the Presidency of the Council of Ministers has up to thirty (30) calendar days to conclude the screening activated with the pre-filing. If the Presidency of the Council of Ministers confirms that the Transaction falls outside the scope of the mandatory screening mechanism (or that, in any event, it clearly does not pose any risks of prejudice to the relevant public interests) the Transaction can be consummated. If the authority does not reply in the aforementioned deadline, or if it informs Amgen that the Transaction is within the scope of the mandatory screening mechanism, a formal filing for approval must be submitted, and approval must be obtained before the Transaction can be consummated.

In line with the German FDI regime contained in the German Foreign Trade Act and the German Foreign Trade Ordinance, on January 4, 2023, Amgen submitted a filing for clearance to the BMWK. Under the German FDI regime, the BMWK reviews whether the Transaction is likely to endanger the public order or security of the Federal Republic of Germany or of another member state of the European Union or in connection with certain projects or programs within the interest of the European Union. Upon receipt of a filing, the BMWK can clear the Transaction pursuant to Section 58a para. 1 of the German Foreign Trade Ordinance (in case of mandatory filings) or, alternatively, issue a clearance certificate pursuant to Section 58 para. 1 of the German Foreign Trade Ordinance (in case of voluntary filings). In both cases, clearance is deemed to have been granted within two (2) months from receipt of the filing if the BMWK has not cleared the Transaction or initiated formal review proceedings. If the BMWK initiates formal review proceedings, it has four (4) months after having received the complete set of information required for the formal review proceedings, to decide pursuant to Section 59 of the German Foreign Trade Ordinance whether to clear the Transaction, to prohibit the Transaction or to issue orders to ensure the public order and security of the Federal Republic of Germany.

In accordance with French Foreign Investment Regulations, on January 16, 2023, Amgen submitted a filing for clearance to the Minister. Under the French FDI regime, the Minister reviews whether the Transaction falls within the list of sectors specifically listed by the French Foreign Investment Regulations and, if so, whether it may raise concerns with regard to the protection of national interests. The Minister has 30 working days from receipt of a complete filing (Phase 1) to confirm the investment is not covered by the French FDI regime, approve the Transaction unconditionally, or launch an additional examination (Phase 2) to determine if conditions are required to safeguard national interests. The French Foreign Investment Regulations give the Minister an additional 45 working days to complete the second phase of examination. If the Minister fails to issue a decision within the applicable review period the Transaction would be deemed rejected.

The Transaction is further conditioned on there not having been issued by a court of competent jurisdiction, and remain in effect, an order that prevents the consummation of the Transaction, and the absence of any law or order that directly or indirectly prohibits the consummation of the Transaction or imposes a Burdensome Condition (as defined in the Transaction Agreement).

At any time before or after the consummation of the Transaction, notwithstanding the termination or expiration of the waiting period under the HSR Act, the DOJ, FTC, state attorneys general or non-U.S. authorities could take such action under the Antitrust Laws as it deems necessary or desirable in the public interest, including seeking to preliminarily or permanently enjoin the Completion, seeking divestiture of substantial assets of one or both of the parties, requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights, or requiring the parties to agree to other remedies. Private parties may also seek to take legal action under the antitrust laws under certain circumstances, including by seeking to intervene in the regulatory process, to litigate to enjoin or overturn regulatory approvals or to bring private actions to enjoin the Transaction. Any of these actions could impede or preclude obtaining regulatory approvals or consummating the Transaction. There can be no assurances that a challenge to the Transaction will not be made or that, if a challenge is made, Horizon will prevail.

One or more governmental bodies could take such action under Foreign Investment Laws as it deems necessary or desirable in order to mitigate any identified national security or public order concerns, including seeking divestiture of assets or operations, the safeguarding of intellectual property rights, the protection of sensitive information from unauthorized access, requiring the parties to continue to provide strategic capabilities or requiring the parties to agree to other remedies.

Amgen and Horizon have agreed to use their respective reasonable best efforts to obtain the regulatory approvals required to consummate the Transaction, subject to certain limitations as set forth in the Transaction Agreement. Although Horizon expects that all required antitrust and foreign investment clearances and approvals will be obtained, there can be no assurances that these regulatory clearances and approvals will be timely obtained, obtained at all, or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions, restrictions, qualifications, requirements or limitations on the Completion, including the requirement to divest assets, license or hold separate assets, or terminate existing relationships and contractual rights, or agree to other remedies, or require changes to the terms of the Transaction Agreement. These conditions or changes could result in the conditions to the Transaction not being satisfied.

Irish High Court Approvals

The Scheme of Arrangement requires the approval of the Irish High Court, which involves an application by Horizon to the Irish High Court to sanction the Scheme.

Payment of Consideration

Settlement of the Scheme Consideration to which any Horizon Shareholder is entitled will be paid to Horizon Shareholders of record within fourteen (14) days of the Completion. For further information regarding the settlement of consideration, see the section of this proxy statement entitled “Part 2—Explanatory Statement—Settlement, Delisting and Dealings.”

NO DISSENTERS’ RIGHTS

Under Irish law, holders of Horizon Shares do not have appraisal or dissenters’ rights with respect to the Transaction or any of the other transactions described in this proxy statement.

MATERIAL TAX CONSEQUENCES OF THE PROPOSED TRANSACTION

Irish Tax Considerations

This is a summary of the principal Irish tax considerations for certain beneficial owners of Horizon Shares who receive cash under the Scheme based on existing Irish taxation laws and our understanding of the practices of the Irish Revenue Commissioners as of the date hereof. Legislative, administrative or judicial changes may modify the tax consequences described in this summary. Furthermore, we can provide no assurances that the tax consequences contained in this summary will not be challenged by the Irish Revenue Commissioners or will be sustained by an Irish court if they were to be challenged. This summary deals with Horizon Shareholders who beneficially own their Horizon Shares as an investment. Particular rules not discussed below may apply to certain classes of taxpayers holding Horizon Shares, such as dealers in securities, collective investment schemes, insurance companies, trusts etc. If you are in doubt as to your tax position or are subject to tax in a jurisdiction other than Ireland, you should consult an appropriate professional adviser without delay.

The summary does not constitute tax or legal advice and the comments below are of a general nature only. Holders of Horizon Shares should consult their professional advisers on the tax implications of the Scheme under the laws of their country of residence, citizenship or domicile.

Taxation of Chargeable Gains

The current rate of tax on chargeable gains in Ireland is thirty-three percent (33%).

Non-resident shareholders

Horizon Shareholders that are neither resident nor ordinarily resident in Ireland for Irish tax purposes should not be liable for Irish capital gains tax, referred to as “Irish CGT,” on the disposal of their Horizon Shares pursuant to the Scheme unless such shares were used in or for the purposes of a trade carried on by the shareholder in Ireland through a branch or agency, or were used or held or acquired for use by or for the purposes of the branch or agency.

A Horizon Shareholder who is an individual and who is temporarily non-resident in Ireland may, under Irish anti-avoidance legislation, still be liable to Irish CGT on any chargeable gain realized on the disposal of their Horizon Shares during the period in which the individual is a non-resident.

Irish resident shareholders

Horizon Shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes or that have used their Horizon Shares in or for the purposes of a trade carried on by the shareholder in Ireland through a branch or agency, or whose Horizon Shares were used or held or acquired for use by or for the purposes of such a branch or agency (each an “Irish Holder”) will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT on the disposal of their Horizon Shares pursuant to the Scheme.

For the purpose of Irish CGT, an Irish Holder should be treated as having made a disposal of their Horizon Shares for consideration of an amount equal to the cash received pursuant to the Scheme. This may, subject to the Irish Holder’s individual circumstances and any available exemption or relief, give rise to a chargeable gain (or allowable loss) for the purposes of Irish CGT.

Any gain or loss will be calculated by reference to the difference between the amount of cash received and the Irish Holder’s Irish CGT base cost in their Horizon Shares plus incidental acquisition and disposal expenses.

Where proceeds are received in a currency other than Euro, they must be translated into Euro amounts using the foreign exchange rate on the date of the disposal to calculate the amount of the chargeable gain or allowable loss. Similarly, acquisition or disposal costs denominated in a currency other than Euro must be translated at the date of acquisition or disposal into Euro amounts.

The amount of Irish CGT, if any, payable as a consequence of the disposal of the Horizon Shares by an Irish Holder pursuant to the Scheme will depend on his or her own personal tax position. In the case of individuals, an annual exemption from Irish CGT applies (EUR (€) 1,270 for 2022). This annual exemption is not available to companies. Irish Holders are required, under Ireland’s self-assessment system, to file a tax return reporting any chargeable gains arising to them in a particular year.

Irish Holders that realize a loss on the disposal of their Horizon Shares will generally be entitled to offset such capital losses against chargeable gains realized from other sources in determining their liability to Irish CGT. Capital losses which remain unrelieved in a year may generally be carried forward and applied against chargeable gains realized in future years.

Stamp duty

No Irish stamp duty should be payable by a Horizon Shareholder in relation to the disposal of their Horizon Shares for cash pursuant to the Scheme.

Material U.S. Federal Income Tax Considerations

The following is a general discussion of the material U.S. federal income tax consequences of the Scheme to U.S. holders (as defined below) that receive cash in exchange for their Horizon Shares pursuant to the Scheme. This discussion is limited to U.S. holders who hold their Horizon Shares as “capital assets” within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (referred to hereinafter as the “Code”) (generally, property held for investment). This discussion is based on current provisions of the Code, the Treasury Regulations promulgated thereunder, judicial interpretations thereof and administrative rulings and published positions of the Internal Revenue Service (the “IRS”), each as of the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or interpretation could affect the accuracy of the statements and conclusions set forth herein.

This discussion is for general information only and does not purport to address all aspects of U.S. federal income taxation that may be relevant to particular holders of Horizon Shares in light of their particular facts and circumstances and does not apply to holders of Horizon Shares that are subject to special rules under the U.S. federal income tax laws (including, for example, banks or other financial institutions, insurance companies, regulated investment companies, real estate investment trusts, mutual funds, dealers in securities or currencies, traders in securities that elect to apply a mark-to-market method of accounting, tax-exempt entities, entities or arrangements treated as partnerships for U.S. federal income tax purposes or other flow-through entities (and investors therein), subchapter S corporations, retirement plans, individual retirement accounts or other tax-deferred accounts, U.S. holders having a “functional currency” other than the U.S. dollar, holders who hold Horizon Shares as part of a straddle, constructive sale, conversion transaction or other integrated or risk reduction transaction, holders required to accelerate the recognition of any item of gross income as a result of such income being recognized on an applicable financial statement, holders that actually or constructively hold five percent (5%) or more of the combined voting power of Horizon or of the total value of Horizon’s shares, holders that directly, indirectly or constructively own shares of Amgen common stock and holders who acquired their Horizon Shares through the exercise of an Option or otherwise as compensation or through a retirement plan). This discussion does not address any considerations under state, local or non-U.S. tax laws, any considerations under U.S. federal tax laws other than those pertaining to income tax (including estate and gift tax consequences), or considerations in respect of the Medicare contribution tax on net investment income, the alternative minimum tax or the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and any intergovernmental agreements entered in connection therewith and any laws, regulations or practices adopted in connection with any such agreement). Furthermore, this discussion does not address any tax consequences to holders who are not U.S. holders.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Horizon Shares that, for U.S. federal income tax purposes, is:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust (a) if a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Horizon Shares, the tax treatment of a person treated as a partner in such partnership generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partnership level. Such partnerships and any person that for U.S. federal income tax purposes is treated as a partner in a partnership holding Horizon Shares should consult their tax advisors regarding the tax consequences of the Scheme to them.

All holders of Horizon Shares should consult their own tax advisors to determine the particular tax consequences to them of the Scheme, including the applicability and effect of any U.S. federal, state, local, non-U.S. and other tax laws.

The receipt of cash in exchange for Horizon Shares pursuant to the Scheme is intended to be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between (i) the sum of the cash received pursuant to the Scheme and (ii) such U.S. holder’s adjusted tax basis in the Horizon Shares surrendered in exchange therefor. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the U.S. holder’s holding period for such shares exceeds one (1) year as of the effective date of the Scheme. Long-term capital gains for certain noncorporate U.S. holders, including individuals, are generally eligible for a preferential rate of federal income taxation. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of Horizon Shares at different times or at different prices, such U.S. holder must determine its tax basis, holding period and gain or loss separately with respect to each block of Horizon Shares.

Passive Foreign Investment Company Considerations

A non-U.S. corporation, such as Horizon, will be classified as a “passive foreign investment company” (referred to as a “PFIC”) for any taxable year if, after the application of certain “look-through” rules, (a) at least seventy-five percent (75%) of its gross income is “passive income” as that term is defined in the relevant provisions of the Code (e.g., dividends, interest, rents, royalties, or gains on the disposition of certain investment property) or (b) at least fifty percent (50%) of the average quarterly value of its assets consists of assets that produce, or are held for the production of, “passive income.” Horizon is not expected to be classified as a PFIC for U.S. federal income tax purposes, but this conclusion is a factual determination made annually and, thus, is subject to change.

If Horizon were classified as a PFIC for any taxable year during which a U.S. holder held Horizon Shares, such classification could result in adverse tax consequences to such U.S. holder, and different U.S. federal income tax consequences from those described above may apply to the receipt of cash by such U.S. holder in exchange for Horizon Shares. These consequences may include having gains realized on the receipt of cash in exchange for Horizon Shares treated as ordinary income rather than capital gain and being subject to interest charges on such gains. U.S. holders should consult their own tax advisors regarding the potential application of the PFIC rules to their disposition of Horizon Shares in connection with the Scheme.

Information Reporting and Backup Withholding

Payments of cash to a U.S. holder pursuant to the Scheme may be subject to information reporting and backup withholding (currently at a rate of twenty-four percent (24%)), unless such U.S. holder provides proof of an applicable exemption or furnishes its taxpayer identification number and otherwise complies with all applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a U.S. holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS.

The preceding discussion is intended only as a general summary of material U.S. federal income tax consequences of the Scheme. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of Horizon Shares should consult their own tax advisors as to the specific tax consequences of the Transaction to them, including tax reporting requirements, and the applicability and effect of any federal, state, local and non-U.S. tax laws.

DELISTING AND DEREGISTRATION OF HORIZON SHARES

Following the consummation of the Transaction, Horizon Shares will be delisted from the Nasdaq Global Select Market and deregistered under the Exchange Act and will cease to be publicly traded. As a result, Horizon would no longer file periodic or other reports with the SEC.

PARTIES TO THE TRANSACTION

Amgen

Amgen is a highly focused biotechnology company committed to unlocking the potential of biology for patients suffering from serious illnesses by discovering, developing, manufacturing and delivering innovative human therapeutics. This approach begins by using tools like advanced human genetics to unravel the complexities of disease and understand the fundamentals of human biology. Amgen focuses on areas of high unmet medical need and leverages its expertise to strive for solutions that improve health outcomes and dramatically improve people’s lives. A biotechnology pioneer since 1980, Amgen has grown to be one of the world’s leading independent biotechnology companies. Amgen is one of the 30 companies that comprise the Dow Jones Industrial Average and is also part of the Nasdaq-100 index. Amgen is incorporated in Delaware and its common stock is listed on the Nasdaq Global Select Market under the ticker “AMGN.”

Amgen’s principal executive offices are located at One Amgen Center Drive, Thousand Oaks, California, 91320-1799, USA, its telephone number is + 1 (805) 447-1000 and its website is www.amgen.com. Information on Amgen’s website is not incorporated by reference into or otherwise part of this proxy statement.

Horizon

Horizon is a global biotechnology company headquartered in Dublin, Ireland and focused on the discovery, development and commercialization of medicines that address critical needs for people impacted by rare, autoimmune and severe inflammatory diseases. Horizon has 12 marketed medicines and a pipeline with more than 20 development programs. Horizon has offices or a presence across four continents and more than 2,000 employees. Horizon is a public company registered in Ireland whose ordinary shares are listed on the Nasdaq Global Select Market under the ticker “HZNP.”

Horizon’s principal executive offices are located at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland, and its telephone number is + 353 1 772 2100 and its website is www.horizontherapeutics.com. Information on Horizon’s website is not incorporated by reference into or otherwise part of this proxy statement.

Acquirer Sub

Acquirer Sub is a private limited company incorporated in Ireland established solely for the purpose of effecting the Transaction and is a newly formed wholly owned subsidiary of Amgen. To date, Acquirer Sub has not conducted any activities other than those incidental to its formation and the execution of the Transaction Agreement and the other documents relating to the Transaction.

Acquirer Sub’s registered office is located at 2 Grand Canal Square, Dublin 2, D02 A342, Ireland, and its telephone number is +353 1 639 5000.

THE TRANSACTION AGREEMENT

The following is a summary of certain material terms of the Transaction Agreement and the conditions appendix and is qualified in its entirety by reference to (i) the complete text of the Transaction Agreement, which is incorporated into this proxy statement by reference and attached as Annex A to this proxy statement, and (ii) the complete text of the conditions appendix, which is incorporated into this proxy statement by reference and attached as Annex B to this proxy statement. This summary is not intended to provide you with any other factual information about Horizon or Amgen. You are urged to read carefully this entire proxy statement, including the Annexes and the documents incorporated by reference. You should also review “Where You Can Find More Information.”

Structure of the Transaction

Pursuant to the Transaction, Acquirer Sub will acquire the entire issued ordinary share capital of Horizon, in accordance with the terms of the Transaction Agreement, by way of the Scheme. Upon the closing of the Transaction, Horizon will be a wholly owned subsidiary of Amgen.

Closing of the Transaction

The closing of the Transaction will take place remotely at 9:00 a.m. New York City time, on a date to be selected by Amgen in consultation with Horizon as promptly as reasonably practicable following, but not later than the third business day after the satisfaction or, in the sole discretion of the applicable party, waiver (where applicable) of conditions to the closing of the Transaction (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions at the closing date). For a description of the conditions to the closing of the Transaction, see the section of this proxy statement entitled “—Conditions to the Closing of the Transaction.”

Consideration to Horizon Shareholders

At the effective time, Horizon Shareholders will be entitled to receive the Scheme Consideration. Within fourteen (14) days following the effective date, in respect of each Horizon Share subject to the Scheme of Arrangement, Amgen will pay, or cause to be paid, in respect of each holder of Horizon Shares at the record time (as specified in the Scheme of Arrangement), the Scheme Consideration in accordance with the terms and conditions of the Scheme of Arrangement.

Treatment of Horizon Options, Horizon RSUs and Horizon PSUs

Horizon equity awards will be treated as set forth in the Transaction Agreement, such that at the effective time:

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each Option that is outstanding as of immediately prior to the effective time (whether or not vested) shall be canceled and converted into the right to receive cash, without interest, in an amount equal to (a) the total number of Horizon Shares subject to such Option immediately prior to the effective time, multiplied by (b) the excess of (i) $116.50 over (ii) the exercise price payable per Horizon Share under such Option;

•

each Horizon RSU that is outstanding as of immediately prior to the effective time (whether or not vested) shall (a) if granted to a non-employee member of the Horizon Board or held by a person who, as of the Completion is a former service-provider of Horizon, be canceled and converted into the right to receive cash, without interest, in an amount equal to (i) the total number of Horizon Shares subject to such Horizon RSU immediately prior to the effective time multiplied by (ii) $116.50 and (b) if not granted to an individual described in clause (a) above, be canceled and converted into an Amgen RSU denominated in shares of Amgen common stock. The number of shares of Amgen common stock subject to each such Amgen RSU shall be equal to the product (rounded down to the nearest whole number) of (a) the total number of shares subject to such Horizon RSU immediately prior to the effective time multiplied by (b) (i) $116.50 divided by (ii) the volume weighted average of the per share closing price of Amgen common stock on the Nasdaq Global Select Market for five trading days ending on the second business day prior to the Completion. Following the effective time, each Amgen RSU shall continue to be governed by the same terms and conditions (including vesting terms) as were applicable to such Horizon RSU immediately prior to the effective time; and

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each Horizon PSU that is outstanding as of immediately prior to the effective time (whether or not vested) shall be canceled and converted into the right to receive cash, without interest, in an amount equal to (i) the total number of Horizon Shares issuable upon settlement of such PSU as determined, in accordance with the terms of such PSU, by the compensation committee of the Horizon Board prior to the effective time multiplied by (ii) $116.50.

Representations and Warranties

Horizon, Amgen and Acquirer Sub made customary representations and warranties set forth in the Transaction Agreement on behalf of themselves and their respective subsidiaries that are subject, in some cases, to specified exceptions and qualifications contained in the Transaction Agreement or in the disclosure schedules to the Transaction Agreement. The representations and warranties made by Horizon, Amgen and Acquirer Sub are also subject to and qualified by certain information included in filings Horizon and Amgen have made with the SEC.

The Transaction Agreement contains representations and warranties of Horizon regarding, among other things:

•	corporate organization, existence and good standing and requisite corporate power and authority to carry on business;

•	corporate authority to enter into the Transaction Agreement and the enforceability thereof;

•	the absence of certain material litigation, claims and actions;

•

the absence of conflicts with, or violations of, organizational documents and other agreements or obligations in connection with the execution, delivery and performance of the Transaction Agreement and the consummation of the Transaction and required governmental filings and consents;

•

the reliability and accuracy of information supplied for this proxy statement and any other documents filed or furnished to the Irish High Court, the SEC or pursuant to the Companies Act or the Irish Takeover Rules, in each case in connection with the Transaction;

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the due incorporation or organization, valid existence and good standing of its subsidiaries as well as their qualification to do business and good standing in each jurisdiction where such qualification is necessary;

•	capital structure;

•	SEC filings, financial statements contained in those filings and internal controls and procedures;

•	the absence of certain changes since December 31, 2021, that have had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

•	title to material tangible assets;

•	title and rights to, and condition of, real property;

•	ownership of or right to intellectual property, and absence of infringement;

•	data privacy and information security matters;

•	the existence of and compliance with certain material contracts;

•	the absence of undisclosed liabilities and off-balance-sheet arrangements;

•	compliance with applicable laws;

•

certain regulatory matters relating to the products, product candidates and businesses of Horizon and its subsidiaries, including compliance with the U.S. Food, Drug and Cosmetic Act of 1938, as amended;

•	compliance with anti-bribery, anti-corruption and anti-money laundering laws;

•	compliance with applicable permits;

•	certain tax matters;

•	employee compensation and benefits matters and labor matters;

•	compliance with environmental laws;

•	the existence and maintenance of insurance;

•	the absence of any pending or served legal proceedings and orders relating to the Transaction;

•	the receipt of a fairness opinion; and

•	the absence of undisclosed brokers’ fees, finders’ fees or other similar fees or commissions relating to the Transaction.

In addition, Amgen and Acquirer Sub have made representations and warranties, among other things, regarding:

•	corporate organization, existence and good standing and requisite corporate power and authority to carry on business;

•	corporate authority to enter into the Transaction Agreement and the enforceability thereof;

•	the absence of certain material litigation, claims and actions;

•

the absence of conflicts with, or violations of, organizational documents and other agreements or obligations in connection with the execution, delivery and performance of the Transaction Agreement and the consummation of the Transaction and required governmental filings and consents;

•

the reliability and accuracy of information supplied for this proxy statement and any other documents filed or furnished to the Irish High Court, the SEC, or pursuant to the Companies Act or the Irish Takeover Rules, in each case in connection with the Transaction;

•	Amgen’s ownership of Horizon shares; and

•	the availability of financing to Amgen.

Under the Transaction Agreement, the parties agreed that except for the representations and warranties contained in the Transaction Agreement, none of Horizon, Amgen or Acquirer Sub make any other representation or warranty.

Many of the representations and warranties made by each of Horizon, Amgen and Acquirer Sub are qualified by a material adverse effect standard. For the purpose of the Transaction Agreement, a “Material Adverse Effect” with respect to Amgen and Acquirer Sub means any effect, change, event or occurrence that would, individually or in the aggregate, prevent, materially delay or materially impair the ability of Amgen or Acquirer Sub to consummate the Transaction. For the purpose of the Transaction Agreement, a “Material

Adverse Effect” with respect to Horizon means: an event, change, effect, development or occurrence that, individually or together with any other event, change, effect, development or occurrence, (a) would prevent, materially delay or materially impair the ability of Horizon to consummate the Transaction or (b) has had or would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, assets, liabilities or results of operations of Horizon and its subsidiaries, taken as a whole, however, solely for the purposes of clause (b), excluding any event, change, development or occurrence to the extent resulting from or arising out of:

•	any decline in the market price or change in trading volume of Horizon shares;

•

any event, change, effect, development or occurrence directly resulting from the announcement or pendency of the Transaction (other than for purposes of any representation or warranty related to the corporate authority of Horizon to execute the Transaction Agreement and Horizon noncontravention in relation to the execution of the Transaction Agreement, but subject to corresponding disclosure schedules related to the Transaction Agreement);

•

any event, change, effect, development or occurrence in the industries and jurisdictions in which Horizon or any of its subsidiaries operates or in the U.S. or global economy generally or other general business, financial or market conditions in the U.S. or globally, except in each case to the extent that Horizon and its subsidiaries, taken as a whole, are adversely affected disproportionately relative to the other participants in such industries or the U.S. or the global economy generally, as applicable, and then only to the extent of such disproportionate impact;

•

any event, change, effect, development or occurrence arising, directly or indirectly, from or otherwise relating to fluctuations in the value of any currency, except to the extent that Horizon and its subsidiaries, taken as a whole, is adversely affected disproportionately relative to the other participants in such industries or the economy generally, as applicable, and then only to the extent of such disproportionate impact;

•

any event, change, effect, development or occurrence arising directly or indirectly from or otherwise relating to any act of terrorism, war, national or international calamity or any other similar event (other than cyberattacks), except to the extent that such event, circumstance, change or effect disproportionately affects Horizon and its subsidiaries, taken as a whole, relative to other participants in the industries in which Horizon and its subsidiaries operate or in the U.S. or global economy generally, as applicable, and then only to the extent of such disproportionate impact;

•

any epidemic, pandemic (including COVID-19), disease outbreak or other public health-related event, hurricane, tornado, flood, earthquake, tsunamis, tornadoes, mudslides, fires or other natural disaster or other force majeure event, or the escalation or worsening thereof, except to the extent that Horizon and its subsidiaries, taken as a whole, are adversely affected disproportionately relative to other participants in the industries in which Horizon and its subsidiaries operate or in the U.S. or global economy generally, as applicable, and then only to the extent of such disproportionate impact;

•	the failure of any member of Horizon and its subsidiaries to meet internal or analysts’ expectations or projections of the results of operations of Horizon and its subsidiaries;

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any adverse effect arising directly from or otherwise directly relating to any action taken by Horizon and its subsidiaries at the written direction of Amgen or any action specifically required pursuant to the terms of the Transaction Agreement to be taken by Horizon (except for any obligation to operate in the ordinary course of business);

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any event, change, effect, development or occurrence arising directly or indirectly from or otherwise relating to any change in, or any compliance with, any applicable Laws or GAAP (or interpretations of any applicable Laws or GAAP), except to the extent that the Horizon and its subsidiaries, taken as a whole, is adversely affected disproportionately relative to the other participants in such industries or the U.S. or global economy generally, as applicable, and then only to the extent of such disproportionate impact; and

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any United States Food and Drug Administration or similar (in the U.S. or globally) regulatory, manufacturing, safety or clinical event, change, effect, development or occurrence relating to any Horizon product (but excluding the loss of any manufacturing license or the loss of marketing authorization for any Horizon product).

However, the exceptions laid out in the first and seventh bullets will not prevent or otherwise affect a determination that the underlying cause of any such decline or failure (if not otherwise expressly excluded under any of the exceptions provided by the second, third, fourth, fifth, sixth, eighth, ninth and tenth bullets) is a Horizon Material Adverse Effect.

THE DESCRIPTION OF THE TRANSACTION AGREEMENT IN THIS PROXY STATEMENT HAS BEEN INCLUDED TO PROVIDE YOU WITH INFORMATION REGARDING ITS TERMS. THE TRANSACTION AGREEMENT CONTAINS REPRESENTATIONS AND WARRANTIES MADE BY AND TO THE PARTIES AS OF SPECIFIC DATES. THE STATEMENTS EMBODIED IN THOSE REPRESENTATIONS AND WARRANTIES WERE MADE FOR PURPOSES OF THE CONTRACT BETWEEN THE PARTIES AND ARE SUBJECT TO QUALIFICATIONS AND LIMITATIONS AGREED BY THE PARTIES IN CONNECTION WITH NEGOTIATING THE TERMS OF THE TRANSACTION AGREEMENT AND IN SOME CASES WERE QUALIFIED BY CONFIDENTIAL DISCLOSURES MADE BY THE PARTIES, WHICH DISCLOSURES ARE NOT REFLECTED IN THE TRANSACTION AGREEMENT. IN ADDITION, CERTAIN REPRESENTATIONS AND WARRANTIES WERE MADE AS OF A SPECIFIED DATE OR MAY HAVE BEEN USED FOR THE PURPOSE OF ALLOCATING RISK BETWEEN THE PARTIES RATHER THAN ESTABLISHING MATTERS AS FACTS.

Shareholders Meetings and Recommendations

Horizon has agreed to (i) convene or seek an order of the Irish High Court convening a meeting of its shareholders to approve the Scheme of Arrangement in accordance with the requirements of the Companies Act (the Scheme Meeting) and (ii) convene the EGM, in order to approve the resolutions required to effect the Scheme, subject to the specified exception described in “—Conditions to the Closing of the Transaction—Termination.” Additionally, the Horizon Board has, subject to the specified exceptions described in “—Third-Party Acquisition Proposals” recommended that Horizon Shareholders vote to approve the Scheme of Arrangement at the Scheme Meeting and vote to approve the resolutions required to effect the Scheme at the EGM.

Third-Party Acquisition Proposals

Horizon has agreed in the Transaction Agreement that it will not and it will cause its subsidiaries and its and their respective directors, officers and employees not to, and it will use its reasonable best efforts to cause its and its subsidiaries’ other representatives not to, directly or indirectly:

•

solicit, initiate or take any action to knowingly facilitate or knowingly encourage (including by way of furnishing information to any person in connection with) the submission of any Horizon Alternative Proposal (as defined below) or any indication, proposal or inquiry that would reasonably be expected to lead to a Horizon Alternative Proposal;

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enter into, continue or participate in any discussions or negotiations with, furnish any non-public information relating to Horizon or any of its subsidiaries to, or afford access to the business, properties, assets, personnel, books or records of Horizon or any of its subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, knowingly facilitate or knowingly encourage any effort by, any third party that would reasonably be expected to seek to make, or has made, a Horizon Alternative Proposal or any indication, proposal or inquiry that would be reasonably expected to lead to a Horizon Alternative Proposal (except Horizon may notify such a third party of the existence of the restrictions described in this section);

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(A) withdraw or qualify, amend or modify in any manner adverse to Amgen, the recommendation of the Horizon Board in favor of the Scheme (the “Scheme Recommendation”) or the comparable recommendation if Amgen should elect to implement the Transaction by way of a takeover offer, (B) fail to include the Scheme Recommendation in the document distributed to Horizon Shareholders or this proxy statement, (C) recommend, adopt or approve or publicly propose to recommend, adopt or approve any Horizon Alternative Proposal or (D) fail to reaffirm the Scheme Recommendation in a statement complying with Rule 14d-9 or Rule14e-2(a) under the Exchange Act with regard to a Horizon Alternative Proposal or in connection with such action by the close of business on the 10th business day after the commencement of such Horizon Alternative Proposal under Rule 14d-9 Rule 14e-2(a) (each of clauses A, B, C and D referred to as a “Horizon Change of Recommendation”);

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take any action to make any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations under applicable law inapplicable to any third party or any Horizon Alternative Proposal;

•	waive or release any person from any standstill agreement or any standstill provisions of any contract entered into in respect of a Horizon Alternative Proposal; or

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enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other agreement providing for or relating to a Horizon Alternative Proposal.

However, if at any time prior to the receipt of approval of the Transaction by Horizon Shareholders at the special meetings (and in no event after that time), the Horizon Board receives a written Horizon Alternative Proposal made after the date of the Transaction Agreement which has not resulted from a breach in any material respect of Horizon’s non-solicitation obligations described in this section, the Horizon Board, directly or indirectly through its representatives, may:

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contact the third party that has made such Horizon Alternative Proposal in order to inform such third party of the terms of this section and clarify the terms of such Horizon Alternative Proposal for the sole purpose of the Horizon Board informing itself about such Horizon Alternative Proposal and such third party, and

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(x) engage in negotiations or discussions with any such third party that has made such an unsolicited written Horizon Alternative Proposal and (y) furnish to such third party and its representatives and financing sources nonpublic information relating to Horizon or any of its subsidiaries pursuant to a confidentiality agreement with terms that are not materially less favorable in the aggregate to Horizon than those contained in the confidentiality agreement between Horizon and Amgen, dated November 19, 2022 (except that such confidentiality agreement need not contain a standstill or similar provision) and that does not include any restrictions that prohibit Horizon from satisfying its obligations contemplated by this section. In addition, all non-public information (to the extent that such information has not been previously provided or made available to Amgen) must be provided or made available to Amgen, as the case may be, substantially concurrently with the time it is provided or made available to such third party. Prior to and as a condition of taking any actions described in this bullet, the Horizon Board must determine in good faith, after consultation with its financial advisor and outside legal counsel, that such Horizon Alternative Proposal either constitutes or would reasonably be expected to lead to a Horizon Superior Proposal (as defined below).

Horizon must notify Amgen promptly (but in any event within thirty-six (36) hours) if any Horizon Alternative Proposal or any indication, proposal or inquiry by a third party that would reasonably be expected to lead to a Horizon Alternative Proposal, is received by Horizon. Each such notice must be provided in writing and must identify the third party making, and, to the extent applicable, the material terms and conditions (including price) of, any such Horizon Alternative Proposal, indication, proposal or inquiry. Following such initial notice,

Horizon must keep Amgen reasonably informed, on a reasonably current basis, of any material changes in the status and details of any such Horizon Alternative Proposal, indication, proposal or inquiry by a third-party and will promptly (but in no event later than thirty-six (36) hours after receipt) provide to Amgen copies of all written proposals, offers or draft agreements relating to a Horizon Alternative Proposal. Neither Horizon nor any of its subsidiaries will enter into any agreement with any person which prohibits Horizon from providing any information to Amgen in accordance with, or otherwise complying with, this section.

Subject to Amgen’s right to negotiate with Horizon to amend the Transaction Agreement in light of any Horizon Superior Proposal, prior to the approval of the Transaction by Horizon Shareholders at the special meetings (and in no event after that time), the Horizon Board may (A) in response to the receipt of a written Horizon Alternative Proposal received after the date of the Transaction Agreement that did not result from a material breach of Horizon’s obligations set forth in this section, or in response to the occurrence of a Horizon Intervening Event (as defined below), make a Horizon Change of Recommendation, or (B) in response to the receipt of a written Horizon Alternative Proposal received after the date of the Transaction Agreement that did not result from a material breach of Horizon’s obligations set forth in this section, effect a Horizon Change of Recommendation and terminate the Transaction Agreement in order to substantially concurrently enter into a definitive agreement providing for a Horizon Superior Proposal if, in each case of clause (A) and clause (B), (x) in the case of such an action taken in connection with a Horizon Alternative Proposal, the Horizon Alternative Proposal has not been withdrawn and the Horizon Board determines in good faith, after consultation with outside legal counsel and its financial advisor that such Horizon Alternative Proposal constitutes a Horizon Superior Proposal, and (y) the Horizon Board determines in good faith, after consultation with its financial advisor and outside legal counsel, that the failure to take such action would be inconsistent with its directors’ fiduciary duties under applicable law.

The Horizon Board and Horizon, as applicable, may not take any of the actions described in the previous paragraph unless prior to taking such action (i) Horizon has notified Amgen, in writing at least four (4) business days before taking such action, that Horizon intends to take such action, which notice attaches, in the case of a Horizon Change of Recommendation in response to a Horizon Superior Proposal or the termination of the Transaction Agreement (A) substantially concurrently with entry into a definitive agreement providing for a Horizon Superior Proposal or (B) to effect a Superior Proposal Termination, the most current version of each proposed contract providing for or related to such Horizon Superior Proposal (including any contract relating to financing or expense reimbursement) and the identity of the third party(ies) making the Horizon Superior Proposal or, in the case of a Horizon Intervening Event, a reasonably detailed description of the facts relating to such Horizon Intervening Event, (ii) if requested by Amgen, during such four (4) business day period, Horizon and its representatives will discuss and negotiate in good faith with Amgen (to the extent that Amgen desires to so discuss or negotiate) regarding any proposal by Amgen to amend the terms of the Transaction Agreement in response to such Horizon Superior Proposal or other potential Horizon Change of Recommendation and (iii) after such four (4) business day period, the Horizon Board determines in good faith, after consultation with its financial advisor and outside legal counsel and taking into account any proposal by Amgen to amend the terms of the Transaction Agreement, that the failure to take such action would be inconsistent with its fiduciary duties under applicable laws and, in the case of any such action in connection with a Horizon Alternative Proposal, such Horizon Alternative Proposal continues to constitute a Horizon Superior Proposal (in the event of any amendment to the financial terms or other material terms of any such Horizon Superior Proposal, a new written notification from Horizon consistent with that described in clause (i) above is required, and a new notice period under clause (i) will commence, during which notice period Horizon will be required to comply with the requirements described in this paragraph anew, except that such new notice period will be for three (3) business days (as opposed to four (4) business days)). After delivery of such written notice described in this paragraph, Horizon will promptly inform Amgen of all material developments affecting the material terms of any such Horizon Superior Proposal.

The Transaction Agreement provides that a “Horizon Alternative Proposal” means: any bona fide proposal or offer (including non-binding proposals or offers) from any person or group, other than Amgen and its controlled affiliates or any of its concert parties, relating to any (i) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of assets of Horizon or any of its subsidiaries (including equity securities of its subsidiaries) equal to twenty percent (20%) or more of the consolidated assets of Horizon, or to which twenty percent (20%) or more of the revenues or earnings of Horizon on a consolidated basis are attributable for the most recent fiscal year for which audited financial statements are then available, (ii) direct or indirect acquisition (including by scheme of arrangement or takeover offer) or issuance (whether in a single transaction or a series of related transactions) of twenty percent (20%) or more of any class of equity or voting securities of Horizon, (iii) scheme of arrangement, tender offer, takeover offer or exchange offer that, if consummated, would result in a person or group beneficially owning twenty percent (20%) or more of any class of equity or voting securities of Horizon or (iv) scheme of arrangement, merger, consolidation, share exchange, business combination, joint venture, reorganization, recapitalization or similar transaction involving Horizon or any of its subsidiaries, under which a person or group or, in the case of clause (B) below, the shareholders or equityholders of any person or group would, directly or indirectly, (A) acquire assets equal to twenty percent (20%) or more of the consolidated assets of Horizon, or to which twenty percent (20%) or more of the revenues or earnings of Horizon on a consolidated basis are attributable for the most recent fiscal year for which audited financial statements are then available or (B) immediately after giving effect to such transactions, beneficially own twenty percent (20%) or more of any class of equity or voting securities of Horizon or the surviving or resulting person (including any parent person) in such transaction.

The Transaction Agreement provides that a “Horizon Superior Proposal” means: any bona fide, written Horizon Alternative Proposal (with all references to “twenty percent (20%)” in the definition of Horizon Alternative Proposal being deemed to be references to “fifty percent (50%)”) on terms that the Horizon Board determines in good faith, after consultation with its financial advisor and outside legal counsel, (a) is more favorable to the Horizon Shareholders (in their capacity as such) from a financial point of view than the Transaction and (b) taking into account all the financial, legal, regulatory and other terms and conditions of the Horizon Alternative Proposal that the Horizon Board considers to be appropriate (including the expected timing of consummation, any governmental or other approval requirements, and the availability of necessary financing).

The Transaction Agreement provides that a “Horizon Intervening Event” means any material event, fact, change, effect, development or occurrence arising or occurring after the date of the Transaction Agreement and prior to the approval of the Transaction by Horizon Shareholders at the special meetings that (i) was not known or reasonably foreseeable, or the material consequences of which were not known or reasonably foreseeable, in each case to the Horizon Board as of or prior to the date of the Transaction Agreement and (ii) does not relate to (a) any Horizon Alternative Proposal or consequence thereof, (b) Amgen or any of its subsidiaries or (c) any change in the market price or trading volume of Horizon Shares or the fact that Horizon meets or exceeds any internal or analysts’ expectations or projections of the results of operations of Horizon and its subsidiaries, (it being understood that the underlying causes of such change or fact will not be excluded by this clause (c)).

The obligations of the parties under the Transaction Agreement are subject in all respects to the parties’ obligations under the Irish Takeover Rules.

Efforts to Consummate

Subject to the terms and conditions of the Transaction Agreement, each of Horizon and Amgen agreed to, and agreed to cause its subsidiaries to, use their respective reasonable best efforts to take, or cause to be taken, (i) all actions and to do, or cause to be done, all things necessary, proper or advisable, to the extent permitted by applicable laws, to achieve satisfaction of the closing conditions and to consummate the Transaction and the other transactions and (ii) all actions, to file, or cause to be filed, all documents and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things, necessary, proper or advisable under applicable antitrust laws to consummate and make effective the Transaction as soon as reasonably practicable, including: (A) the obtaining of all necessary clearances from applicable governmental entities and expirations or terminations of waiting periods from governmental entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain any such clearances from the applicable governmental entities or expiration or termination of a waiting period by or from, or to avoid an action or proceeding by, any governmental entity in connection with any antitrust law, (B) the obtaining of all necessary clearances from third parties and (C) the execution and delivery of any additional instruments necessary to consummate the Transaction.

In furtherance and not in limitation of the foregoing, the parties to the Transaction Agreement agree to use “reasonable best efforts” to, and cause their affiliates to use their reasonable best efforts to, promptly take all actions and steps requested or required by any governmental entity as a condition to granting any clearances, and to cause the prompt expiration or termination of any applicable waiting period and to resolve objections, if any, of the FTC or the DOJ or other governmental entities of any non-U.S. jurisdiction where filing, notification, expiration of a waiting period or consent or approval is a condition to the closing of the Transaction as agreed by the parties (each a “Required Non-U.S. Jurisdiction”), so as to obtain such clearances under the HSR Act or other antitrust laws, and to avoid the commencement of a lawsuit by the FTC, the DOJ or other governmental entities under antitrust laws, and to avoid the entry of, or to effect the dissolution of, any order in any legal proceeding which would otherwise have the effect of preventing the closing of the Transaction or delaying the closing of the Transaction beyond June 12, 2023, as may be subsequently extended to September 12, 2023 and December 12, 2023, pursuant to the Transaction Agreement (the “End Date”), including (i) negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, lease, license, divestiture or disposition of any assets, rights, product lines or businesses of Horizon or any of its subsidiaries, (ii) terminating existing relationships, contractual rights or obligations of Horizon or any of its subsidiaries, (iii) terminating any venture or other arrangement of Horizon or any of its subsidiaries, (iv) creating any relationship, contractual rights or obligations of Horizon or any of its subsidiaries, (v) effectuating any other change or restructuring of Horizon or any of its subsidiaries and (vi) otherwise taking or committing to take any actions with respect to the businesses, product lines or assets of Horizon or any of its subsidiaries (the actions referred to in clauses (i) through (vi), collectively, “Remedy Actions”); provided, however, that, notwithstanding anything to the contrary in the Transaction Agreement (including the “reasonable best efforts standard” described above), neither Amgen nor any of its affiliates will be required to proffer, consent to or agree to or effect any Remedy Action (x) with respect to any assets, categories of assets or portions of any business of Horizon or any of its subsidiaries if, in each case, any such Remedy Action would, individually or in the aggregate, reasonably be expected to be material to the business, assets or financial condition of Horizon and its subsidiaries, taken as a whole or (y) with respect to the items listed on the applicable section of the disclosure schedules to the Transaction Agreement or (z) for the avoidance of doubt, with respect to any assets, categories of assets or portions of any business of Amgen or its affiliates; provided, further, that Horizon will only be permitted to take or commit to take such Remedy Action with the prior written consent of Amgen; provided, further, that Amgen may only require Horizon to take or commit to take any such Remedy Action if such Remedy Action is binding on Horizon only in the event the closing of the Transaction occurs.

Subject to the terms and conditions of the Transaction Agreement, each of the parties to the Transaction Agreement will (and will cause their respective affiliates, if applicable, to) (i) promptly, but in no event later than fifteen (15) business days after the date of the Transaction Agreement (or such later date as may be agreed in writing among the parties), make an appropriate filing of all notification and report forms as required by the HSR Act with respect to the transactions contemplated by the Transaction Agreement and (ii) as promptly as reasonably practicable after the date of the Transaction Agreement, but in no event later than January 16, 2023 (or such later date as may be agreed in writing among the parties), make all other filings, notifications or other consents as may be required to be made or obtained by such party under foreign antitrust laws or foreign investment laws in the Required Non-U.S. Jurisdictions.

Amgen must consult in advance with Horizon, and take into account in good faith the views of Horizon, regarding the strategy for all matters with any governmental entity; provided, that, in the event of a disagreement regarding such strategy, the determination of Amgen will be final so long as consistent with its obligations under the Transaction Agreement. The parties agree that neither Horizon nor Amgen will commit to or agree with any governmental entity to stay, toll or extend any applicable waiting period under the HSR Act, or pull and refile under the HSR Act, or other applicable antitrust laws or foreign investment laws, without the prior written consent of the other party (such consent not to be unreasonably withheld, conditioned or delayed). With respect to any request, inquiry, investigation, action or legal proceeding under applicable antitrust laws, each of Horizon and Amgen agree to use its reasonable best efforts to, among other things, (i) cooperate in all respects and consult with each other in connection with any filing or submission in connection with any investigation or other inquiry, including allowing the other party to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions, in each case, as required under applicable antitrust laws, (ii) give the other parties prompt notice of the making or commencement of any request, inquiry, investigation or legal proceeding brought by a governmental entity with respect to the transactions contemplated by the Transaction Agreement under applicable antitrust laws, (iii) promptly keep the other parties informed as to the status of any such requests, (iv) promptly inform the other parties of any communication to or from the FTC, the DOJ or any other governmental entity in connection with any such request, (v) promptly furnish to the other party copies of documents, communications or materials provided to or received from any governmental entity in connection with any such request, (vi) consult in advance and cooperate with the other parties and consider in good faith the views of the other parties in connection with any substantive communication or materials to be made or submitted in connection with any such request and (vii) provide advance notice of and permit the authorized representatives of the other party to be present at each meeting or conference relating to such request and to have access to and be consulted in advance in connection with any argument, opinion or proposal to be made or submitted to any governmental entity in connection with such request. Each party must supply, as promptly as practicable, such information, documentation, other material or testimony that may be reasonably requested by any governmental entity. Amgen and Acquirer Sub must pay all filing fees under the HSR Act and for any filings required under Required Non-U.S. Jurisdictions, but Horizon will bear its own costs for the preparation of any such filings.

In the event that the latest date on which the Irish High Court or the Irish Takeover Panel would permit the closing to occur is prior to the End Date, the parties to the Transaction Agreement will use their respective reasonable best efforts to obtain the consent of the Irish High Court or the Irish Takeover Panel, as applicable, to an extension of such latest date (but not beyond the End Date). If (i) the Irish High Court or the Irish Takeover Panel requires the lapsing of the Scheme of Arrangement prior to the End Date or (ii) the condition set out in paragraph 1 of the conditions to the Scheme of Arrangement and the Transaction fails to be satisfied, the parties to the Transaction Agreement will (unless and until the Transaction Agreement is terminated pursuant to and in accordance with “—Termination”) take all reasonable actions required in order to re-initiate the Scheme of Arrangement process as promptly as practicable (it being understood that no such lapsing described in clause (i) or clause (ii) will, in and of itself, result in a termination of, or otherwise affect any rights or obligations of any party under, the Transaction Agreement).

Financing

Until the earlier to occur of the closing of the Transaction and the termination of the Transaction Agreement, Horizon will use its reasonable best efforts, and will cause each of its subsidiaries to use its reasonable best efforts, and will use its reasonable best efforts to cause its and their respective officers, employees and advisors and other representatives, including legal and accounting advisors, to use their reasonable best efforts, to provide to Amgen and its subsidiaries such assistance as may be reasonably requested by Amgen in writing that is customary in connection with the offering, arranging, obtaining, syndication, consummation, issuance or sale of the debt financing provided by that certain Bridge Credit Agreement dated December 12, 2022 and any other third party debt financing that is necessary, or that is otherwise incurred or intended to be incurred by Amgen or any of its subsidiaries, to refinance or refund any existing indebtedness for borrowed money of Horizon, Amgen or any of their respective subsidiaries in each case in connection with the Transaction (the “Financing”), including using reasonable best efforts with respect to (i) participating in and assisting with the due diligence, syndication or other marketing of the Financing, (ii) timely furnishing Amgen and its financing sources with existing historical financial and other customary information, (iii) providing to

Amgen’s legal counsel and its independent auditors customary documents and information in connection with their delivery of any customary negative assurance opinions and customary comfort letters relating to the Financing, (iv) obtaining the consents of Horizon’s independent auditors to use their audit reports on the audited historical financial statements, (v) obtaining Horizon’s independent auditors’ customary assistance with the accounting due diligence activities of the financing sources, (vi) providing customary authorization letters to prospective lenders in connection with a syndicated bank financing, (vii) assisting Amgen and its subsidiaries in obtaining or updating corporate and facility credit ratings, (viii) assisting Amgen and its subsidiaries in the negotiation of and cooperating with the preparation of any material agreement in connection with the Financing, (ix) cooperating with internal and external counsel of Amgen in connection with providing customary back-up certificates and factual information regarding any legal opinion, (x) providing customary payoff letters and other documents reasonably relating to the repayment or refinancing of any indebtedness for borrowed money of Horizon or any of its subsidiaries, (xi) procuring consents to the reasonable use of all of Horizon’s and its subsidiaries’ logos in connection with the Financing and (xii) providing any documentation required by “know your customer” and anti-money laundering rules and regulations.

In addition, in connection with any marketing efforts of the Financing by Amgen and its subsidiaries, Amgen may reasonably request Horizon to file a Current Report on Form 8-K pursuant to the Exchange Act that contains material non-public information with respect to Horizon and its subsidiaries, which Amgen, in consultation with the financing sources and upon the advice of outside counsel, reasonably determines is necessary to include in a registration statement, customary offering memorandum or other offering document for the Financing (each an “Offering Document”) in order to (i) correct any untrue statement of a material fact or an omission of a material fact necessary in order to make the statements therein not misleading or (ii) to cause such Offering Document to comply with the requirements of the Securities Act. Horizon will consider such request promptly, and if Horizon approves of such request (such approval not to be unreasonably withheld), then Horizon will promptly file such Current Report on Form 8-K in a form reasonably satisfactory to Amgen. Horizon will not be obligated, however, to effect any such filing of a Current Report on Form 8-K if in the good faith judgment of the Horizon Board it would be detrimental to Horizon and its shareholders for such Current Report on Form 8-K to be filed at such time or in the near future, in which case Horizon will not be obligated to file such Current Report on Form 8-K.

If requested by Amgen, Horizon will use its reasonable best efforts to assist Amgen or one or more of its subsidiaries in (i) commencing any of the following (as requested by Amgen): (A) one or more offers to purchase any or all of the outstanding debt issued under that certain Horizon indenture dated July 16, 2019, as supplemented (the “Indenture”) for cash (the “Offers to Purchase”); or (B) one or more offers to exchange any or all of the outstanding debt issued under the Indenture for securities issued by Amgen or any of its affiliates (the “Offers to Exchange”); and (ii) soliciting the consent of the holders of debt issued under the Indenture regarding certain proposed amendments to the Indenture (the “Consent Solicitations” and, together with the Offers to Purchase and Offers to Exchange, if any, the “Horizon Note Offers and Consent Solicitations”); provided that the closing (or effectiveness) of any such transaction will not be consummated until the closing of the Transaction and any such transaction will be funded using consideration provided by Amgen. Subject to the receipt of the requisite holder consents, in connection with any or all of the Consent Solicitations, Horizon will execute a supplemental indenture to the Indenture in accordance with the terms thereof amending the terms and provisions of the Indenture as described in the applicable Horizon Note Offers and Consent Solicitations in a form as reasonably requested by Amgen. Subject to the paragraph above, until the earlier of the closing of the Transaction and the termination of the Transaction Agreement, Horizon will use its reasonable best efforts, and will cause each of its subsidiaries to use its reasonable best efforts, and will use its reasonable best efforts to cause its and their respective Representatives to use their reasonable best efforts, to provide all reasonable and customary cooperation as may be reasonably requested by Amgen in writing to assist Amgen in connection with any Horizon Note Offers and Consent Solicitations. The consummation of any or all of the Horizon Note Offers and Consent Solicitations will not be a condition to closing of the Transaction.

Horizon will, not later than 11:00 a.m., New York City time three (3) business days prior to the expected closing of the Transaction and otherwise in accordance with the terms of that certain Horizon Credit Agreement dated on May 7, 2015, as subsequently amended (the “Horizon Credit Agreement”) and on a date determined by Horizon in consultation with Amgen, execute and deliver to the Administrative Agent (as defined in the Horizon Credit Agreement) the requisite prepayment notices to repay, in full, all loans outstanding under the Horizon Credit Agreement, contingent upon the consummation of the Transaction. Horizon and its subsidiaries must use reasonable best efforts to cooperate with any back-stop, “rollover” or termination of any existing letters of credit under the Horizon Credit Agreement or otherwise, will take all actions reasonably requested by Amgen to cause the release and discharge of all related liens and security interests under the Horizon Credit Agreement, and will take such other actions as Amgen may reasonably request in connection with such repayment, redemption or prepayment. Horizon will deliver to Amgen executed payoff letters on the closing date.

Prior to the expected closing date, Horizon will use its reasonable best efforts to cooperate with Amgen, if Amgen will so request, to effect a redemption of the 5.500% Senior Notes of Horizon due 2027 issued under the Indenture (the “Horizon Notes”) in accordance with their terms (the “Redemption”); provided that the consummation of any such Redemption will be conditional upon the closing of the Transaction. Such cooperation by Horizon will include: (i) delivery of a notice of redemption, (ii) concurrently with the deposit by Amgen with the paying agent under the Horizon Notes of an amount sufficient to satisfy and discharge the Horizon Notes, delivery of a notice of satisfaction and discharge and (iii) use of its best efforts to take all other actions necessary to facilitate the Redemption.

Conduct of Business Pending the Closing Date

From the date of the Transaction Agreement until the closing or termination of the Transaction Agreement, except as may be prohibited or required by law, applicable local COVID-19 measures, the Transaction Agreement or as set forth in the disclosure schedules to the Transaction Agreement, without Amgen’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), Horizon has agreed to use commercially reasonable efforts, and will cause each of its subsidiaries to use commercially reasonable efforts, to conduct its business in the ordinary course of business and to preserve intact Horizon and its subsidiaries’ business organization and relationships with significant customers, suppliers, licensors, licensees and other third parties and keep available the services of its present officers and employees (without any obligations to put in place any retention program).

Horizon has also agreed that, except as may be prohibited or required by law or the Transaction Agreement or as set forth in the disclosure schedules to the Transaction Agreement, without Amgen’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), Horizon will not, and will not permit any of its subsidiaries to, among other things, undertake the following actions:

•

amend its organizational documents other than, with respect to each subsidiary of Horizon, amendments that would not prohibit or hinder, impede or delay or otherwise adversely impact the consummation of the Transaction;

•

subject to the exceptions to Horizon’s non-solicitation obligations, (A) merge or consolidate with any other person, or acquire (including by merger, consolidation or acquisition of stock or assets), directly or indirectly, any interest in any corporation, partnership, other business organization or any division or business thereof or any assets, securities or property that (in the case of such assets, securities or property) constitute all or a material portion of such person or any division or business thereof, other than transactions (x) solely among Horizon and one or more of its wholly owned subsidiaries or (y) solely among Horizon’s direct and indirect wholly owned subsidiaries or (B) adopt a plan of complete or partial liquidation, dissolution, recapitalization or restructuring, other than a liquidation or dissolution of any of Horizon’s immaterial wholly owned subsidiaries;

•	(A) split, combine or reclassify any shares of its capital stock (other than transactions either solely among Horizon and one or more of its wholly owned subsidiaries or solely among Horizon’s wholly owned subsidiaries), (B) amend any term or alter any rights of any of its outstanding equity securities, (C) declare, set aside or pay any dividend or make any other distribution in respect of any equity securities other than dividends or distributions by a subsidiary of Horizon to Horizon or a wholly owned subsidiary of Horizon or (D) redeem, repurchase, cancel or otherwise acquire or offer to redeem, repurchase or otherwise acquire any of its equity securities or any equity securities of any subsidiary, other than (x) repurchases or withholding of Horizon Shares in connection with the exercise of Options or the vesting or settlement of Horizon RSUs or Horizon PSUs (including in satisfaction of any amounts required to be deducted or withheld under applicable law) in accordance with the terms of such Horizon equity awards outstanding as of the date of the Transaction Agreement or granted after the date of the Transaction Agreement (to the extent disclosed to Amgen in the schedules prepared in conjunction with the Transaction Agreement) and (y) transactions among Horizon and its wholly owned subsidiaries or among Horizon’s wholly owned subsidiaries;

•

issue, deliver or sell, or authorize the issuance, delivery or sale of, any equity securities, other than (A) the issuance of Horizon equity awards permitted by the disclosure schedule to the Transaction Agreement, the issuance of any Horizon Shares upon the exercise of Options, the issuance of any Horizon Shares in connection with any offering period in existence under the ESPP, the vesting or settlement of Horizon RSUs or Horizon PSUs, or the withholding of Horizon Shares to satisfy tax obligations pertaining to the exercise of Options or the vesting or settlement of Horizon equity awards or to satisfy the exercise price, subject to applicable law, with respect to Options or to effectuate an optionee direction upon exercise of Options that, in each case, are (x) outstanding as of the date of the Transaction Agreement and in accordance with the terms of the ESPP or Horizon equity awards (as applicable) in existence as of the date of the Transaction Agreement or (y) outstanding as of the date of the Transaction Agreement or granted after the date of the Transaction Agreement (to the extent permitted by the disclosure schedule to the Transaction Agreement) or (B) in connection with transactions (1) solely among Horizon and one or more of its wholly owned subsidiaries or (2) solely among Horizon’s wholly owned subsidiaries;

•

except as otherwise permitted in the paragraph above, (A) establish, adopt, terminate or materially amend any employee agreement or employee plan (or any plan, program or practice that would be an employee agreement or employee plan if it were in existence on the date of the Transaction Agreement), (B) increase in any manner the compensation or consulting fees, bonus, pension, welfare, fringe or other benefits, severance or termination pay of any employee of Horizon or any of its subsidiaries, (C) amend or waive any of its rights under, or accelerate the vesting under, any provision of any employee agreement or any of the material employee plans, (D) materially change any actuarial or other assumptions used to calculate funding obligations with respect to any employee plan or employee agreement that is required by applicable law to be funded or change the manner in which contributions to such plans are made or the basis on which such contributions are determined or (E) forgive any loans or issue any loans (other than routine travel advances or other routine business expenses issued or incurred in the ordinary course of business) to any employee of Horizon or any of its subsidiaries, except as may be required by GAAP, except that Horizon and its subsidiaries may: (1) make annual or quarterly bonus or commission payments for completed periods of performance based on actual performance in the ordinary course of business consistent with past practice, including bonus or commission payments pursuant to existing bonus or commission plans or contracts and payments to employees and (2) establish annual or quarterly commission or incentive compensation plans for the employee sales force in the ordinary course of business consistent with past practice;

•

except as required pursuant to the terms of an existing employee plan or employee agreement, (A) enter into (1) any change-of-control agreement with any executive officer, employee, director or independent contractor or (2) any retention agreement with any executive officer, employee, director or independent contractor, (B) enter into any employment or other agreement providing for severance or termination benefits (1) that are more favorable than the severance or termination benefits provided by the severance plans or agreements in existence as of the date of the Transaction Agreement or (2) to any executive officer, director or non-executive employee with an annual base salary greater than $250,000 or any consulting agreement with an independent contractor who is a natural person with an annual base compensation greater than $250,000, (C) except to fill vacancies due to a voluntary resignation, hire any executive officer, director or non-executive employee with an annual base salary in excess of $250,000 or (D) terminate the employment of any executive officer or non-executive employee with the title of vice president or higher, other than for cause;

•	make or authorize any capital expenditure that exceeds the amounts set out in the applicable section of the disclosure schedule to the Transaction Agreement;

•

(A) acquire any assets or properties (including intellectual property) or (B) sell or otherwise dispose of, divest or spin-off, transfer or assign any assets or properties (other than intellectual property, which is addressed in the paragraph below), except (1) sale of products of Horizon or any of its subsidiaries in the ordinary course of business, (2) assets or properties otherwise permitted pursuant to the paragraph above, (3) pursuant to dispositions of obsolete, surplus or worn out assets that are no longer useful in the conduct of the business of Horizon or any of its subsidiaries, (4) purchases of components, raw materials, drug product, inventory, marketing materials or equipment or other materials and supplies with respect to Horizon’s operations, drug product manufacturing, supply chain, marketing strategy or research and development, in each case, in the ordinary course of business, (5) intercompany assignment of assets or properties, (6) to the extent not in excess of $20,000,000 in the aggregate or (7) as permitted pursuant to the paragraph above;;

•

sell, divest, transfer, assign, license, sublicense, grant a covenant not to assert with respect to, create or incur any lien (other than a permitted lien) on, or otherwise abandon, cancel, let lapse or dispose of, any material Horizon intellectual property, except (A) solely between or among Horizon and its subsidiaries; (B) with respect to applications of registered intellectual property, in the ordinary course of prosecution in the United States Patent and Trademark Office, United States Copyright Office and foreign equivalents thereof and (C) entry into (1) standard contracts or (2) non-exclusive license agreements, or the creation or incurrence of mortgages, liens, pledges, charges or security interests, in each case, in the ordinary course of business consistent with past practice;

•

except for intercompany loans and capital contributions and sales commission advances made in the ordinary course of business consistent with past practice, lend money or make capital contributions or advances to or make investments in, any person, or incur or guarantee any indebtedness (including the issuance of any debt securities, warrants or other rights to acquire any debt security but except for short-term borrowings of not more than $15,000,000 in the aggregate, incurred in the ordinary course of business consistent with past practice and advances to employees and consultants for travel and other business related expenses in the ordinary course of business consistent with past practice);

•

commence any legal proceeding, except with respect to: (A) routine matters in the ordinary course of business (including patent infringement related to generic product filings); (B) such cases where Horizon reasonably determines in good faith that the failure to commence suit would result in a material impairment of a valuable aspect of its business; provided that Horizon consults with Amgen and considers the views and comments of Amgen with respect to such legal proceedings prior to commencement thereof or (C) a breach of the Transaction Agreement or any other agreements contemplated by the Transaction Agreement;

•

except as otherwise set forth in the Transaction Agreement, settle, release, waive or compromise or offer or propose to settle, release, waive or compromise, any legal proceeding or other claim (or threatened legal proceeding or other claim), other than (A) any legal proceeding relating to a breach of the Transaction Agreement or any other agreements contemplated thereby or (B) a settlement that results solely in a monetary obligation involving only the payment of money (without the admission of wrongdoing) by Horizon or any of its subsidiaries of not more than $2,000,000 individually or $10,000,000 in the aggregate (net of insurance proceeds) and that does not involve any license, cross license or similar agreement with respect to rights to intellectual property;

•

create or incur any lien (other than certain permitted liens) on any material assets or properties (other than intellectual property, which is addressed above), other than (A) liens created or incurred in the ordinary course of business consistent with past practice or (B) liens that may be discharged at or prior to the closing of the Transaction that are not material in an amount or effect on the business of Horizon and its subsidiaries;

•

(A) enter into any material contract other than in the ordinary course of business consistent with past practice (provided, that certain contracts described in the Transaction Agreement must not be entered into without the prior written consent of Amgen (which will not be unreasonably withheld, conditioned or delayed)) or (B) terminate, renew, extend or in any material respect modify or amend (including waiving, releasing or assigning any material right or claim thereunder) any material contract, other than in the ordinary course of business consistent with past practice;

•

make any material change in any method of financial accounting or financial accounting principles or practices, except for any such change required by reason of (or, in the reasonable good-faith judgment of Horizon, advisable under) a change in GAAP or applicable laws;

•

(A) make, change or revoke any material tax election; (B) adopt or change any material method of tax accounting; (C) enter into any material “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) with respect to taxes; (D) settle, compromise or surrender any material tax claim, audit or assessment for an amount in excess of reserves therefor on the financial statements of Horizon and its subsidiaries; (E) file any material amended tax return; (F) affirmatively surrender any right to claim a material tax refund; or (G) take or cause any action which may reasonably be expected to cause certain tax representations set forth in the Transaction Agreement to be untrue;

•

enter into any collective bargaining agreement or other agreement with any labor organization or recognize or certify any labor union, works council or other labor organization as the bargaining representative for any employees of Horizon or its subsidiaries; or

•	agree, commit or propose to do any of the otherwise prohibited actions described above.

Directors’ and Officers’ Indemnification and Insurance

For a period of not less than six (6) years after the effective date, Amgen will maintain in effect the provisions for indemnification, advancement of expenses and limitations of liability in the organizational documents of Horizon and its respective subsidiaries in favor of the current or former directors or officers of Horizon or any of their respective subsidiaries no less favorable than currently in force and, for a period of six (6) years from the effective date, will not amend, repeal or modify such provisions in any manner that would adversely affect the rights of any individuals who are entitled to such rights (unless such change is required by law and then only to the extent the change is required).

For a period of not less than six (6) years from the effective date, Amgen will cause Horizon or any applicable subsidiary to indemnify and hold harmless to the fullest extent permitted under the applicable laws and pursuant to existing arrangements and the organizational documents of Horizon and its subsidiaries each person, who is at the date of the Transaction Agreement, was previously, or during the period from the date of the Transaction Agreement through the date of the effective time, serving as a director or officer of Horizon or any of its subsidiaries, or at the request or for the benefit of Horizon or any of its subsidiaries as a director, trustee or officer of any other entity or any benefit plan maintained by Horizon or any of its subsidiaries (each referred to as an “indemnified party”), against any threatened, asserted, pending or completed legal proceeding, whether instituted by any governmental entity or any other person, arising out of or pertaining to acts or omissions occurring at or prior to the effective time that relate to any such indemnified party’s duties or service (A) as a director or officer of Horizon or the applicable subsidiary thereof at or prior to the effective time (including with respect to any acts, facts, events or omissions occurring in connection with the approval of the Transaction

Agreement, the Scheme, the Transaction and the consummation of the other transactions contemplated thereby (including the Scheme), including the consideration and approval thereof and the process undertaken in connection therewith) or (B) as a director, trustee or officer of any other entity or any benefit plan maintained by Horizon or any of its subsidiaries at or prior to the effective time (any such action referred to as a “director and officer claim”) and any losses, claims, damages, liabilities, claim expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of any thereof) relating to or resulting from a director and officer claim. For the same period, Amgen will also cause Horizon or any applicable subsidiary to promptly advance to such indemnified party any claim expenses incurred in defending, serving as a witness with respect to or otherwise participating with respect to any director and officer claim in advance of the final disposition of such director and officer claim, including payment on behalf of or advancement to the indemnified party of any claim expenses incurred by the indemnified party in connection with enforcing any rights with respect to such indemnification or advancement, in each case without the requirement of any bond or other security, but subject to the indemnifying party’s receipt of a written undertaking by or on behalf of such indemnified party.

Prior to the effective time, at Horizon’s option and expense, Horizon may purchase (and pay in full the aggregate premium for) a six (6) year prepaid “tail” insurance policy of at least the same coverage and amounts and containing terms and conditions that are no less favorable to the directors and officers of Horizon or any of its subsidiaries than the current coverage with a claims period of six (6) years from the effective time for director and officer claims arising from facts, acts, events or omissions that occurred on or prior to the effective time. However, the aggregate premium may not exceed three hundred percent (300%) of the annual amount currently paid by Horizon and its subsidiaries for such insurance (the “maximum rate”). If Horizon fails to obtain such tail insurance policy prior to the effective time, Amgen will obtain such policy. If such policy cannot be obtained or can be obtained only by paying a premium in excess of the maximum rate, Amgen is only required to obtain as much coverage as can be obtained by paying a premium equal to the maximum rate.

Employee Matters

From the effective time through the first anniversary of the effective time (the “Continuation Period”), Amgen will provide, or will cause Acquirer Sub to provide (i) each continuing Horizon employee with a base salary or hourly rate no less favorable than as provided immediately prior to the effective time, (ii) each continuing Horizon employee with a target annual or quarterly cash bonus, incentive compensation (excluding any special, retention or one-time award opportunities), and commissions opportunities (as applicable) that are no less favorable than that in effect immediately prior to the effective time, and (iii) for continuing Horizon employees as a group, employee benefits that are no less favorable in the aggregate than those provided to similarly-situated employees of Amgen and its subsidiaries. For purposes of clause (iii), any equity, defined benefit pension plans, nonqualified deferred compensation plans, retiree health or welfare benefits, post-termination health or welfare benefits and retention or change in control payments or awards will not be taken into account.

Amgen will cause Acquirer Sub to provide each continuing Horizon employee who experiences a termination of employment during the Continuation Period with severance, termination and similar benefits no less favorable than those which such employee would have been entitled to as of immediately prior to the effective time.

Amgen or any affiliate providing benefits will recognize continuing Horizon employees’ length of employment with Horizon and its subsidiaries for purposes of determining eligibility, vesting and level of benefits under their benefit plans providing benefits to continuing Horizon employees to the same extent and for the same purpose as such service was recognized under the corresponding Horizon benefit plans in which the continuing Horizon employee participated immediately prior to the effective time, except that length of employment will not be recognized (i) by any Amgen defined benefit pension plan, (ii) by any Amgen retiree medical plan or post-termination health or welfare benefit plan, (iii) by any Amgen benefit plan that is frozen or for which participation is limited to a grandfathered population or (iv) for any cash- or equity-based compensation arrangements, subject to limited exceptions. Service will not be credited if it would result in a duplication of benefits or compensation for the same period of service. Service will only be credited to the extent such service is credited for similarly situated Amgen employees.

Each continuing Horizon employee will be immediately eligible to participate, without any waiting time, in any and all Amgen benefit plans to the extent coverage under such Amgen benefit plan is replacing comparable coverage under an employee plan in which such continuing Horizon employee had already satisfied any such waiting period and participated immediately before the effective time (such plans, collectively, the “Old Plans”) and for purposes of each Amgen benefit plan providing medical, dental, pharmaceutical or vision benefits to any continuing Horizon employee, Amgen will use its reasonable best efforts to (1) cause all pre-existing condition exclusions and actively-at-work requirements of such Amgen benefit plan to be waived for such employee and his or her covered dependents, unless and to the extent the individual, immediately prior to entry in the Amgen benefit plans, was subject to such conditions under the comparable Old Plans and (2) to the extent not prohibited by the terms, or by any third-party administrator, of any new benefit plan that is a fully insured medical, dental, pharmaceutical or vision benefit plan of Amgen or any affiliate, credit each continuing Horizon employee with all deductible payments, co-payments and other out-of-pocket expenses incurred by such continuing Horizon employee and his or her covered dependents under the medical, dental, pharmaceutical or vision benefit plans of Horizon prior to the closing of the Transaction during the plan year in which the closing of the Transaction occurs for the purpose of determining the extent to which such continuing Horizon employee has satisfied the deductible, co-payments or maximum out-of-pocket requirements applicable to such continuing Horizon employee and his or her covered dependents for such plan year under any new benefit plan that is a medical, dental, pharmaceutical or vision benefit plan of Amgen or its affiliates, as if such amounts had been paid in accordance with such plan (to the extent such credit would have been given under comparable Old Plans prior to the closing of the Transaction).

Prior to the effective time, if requested by Amgen in writing, Horizon will cause any United States Tax-qualified defined contribution plan (collectively, the “Horizon 401(k) Plan”) to be terminated effective immediately prior to the effective time. Upon the distribution of the assets in the accounts under the Horizon 401(k) Plan to the participants, Amgen will permit the continuing Horizon employees who are then actively employed by Amgen or its subsidiaries to make rollover contributions of “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Code), in the form of cash, from the Horizon 401(k) Plan to the applicable tax-qualified defined contribution plans of Amgen or its subsidiaries.

As promptly as reasonably practicable following the date of the execution of the Transaction Agreement, Horizon will take all actions necessary or required under the ESPP and applicable laws to (i) limit participation in the ESPP to those employees who participated in the ESPP immediately prior to the execution and delivery of the Transaction Agreement, (ii) prevent participants from increasing their payroll deductions or purchase elections from those in effect immediately prior to the execution of the Transaction Agreement, (iii) ensure that, except for any offering period in existence under the ESPP on the date of the Transaction Agreement, no offering period will be authorized or commenced on or after the date of the Transaction Agreement, and no existing offering period will be extended and (iv) if the Completion will occur prior to the end of any existing offering period, cause the rights of participants with respect to any such offering period (and purchase period thereunder) to be determined by treating the last business day prior to the effective time as the last day of such offering period and purchase period. Horizon will terminate the Horizon ESPP in its entirety effective as of the effective time, contingent upon the effective time.

Conditions to the Closing of the Transaction

The Scheme and the closing of the Transaction are conditioned on the satisfaction (or waiver, as applicable) of among other things:

•	the approval by the Horizon Shareholders of the Scheme at the Scheme Meeting;

•	the passing of the Scheme Approval Resolution and the Articles of Association Amendment Resolution at the EGM;

•	the sanction of the Scheme of Arrangement by the Irish High Court;

•	a copy of the order of the Irish High Court sanctioning the Scheme arrangement having been delivered to the Irish Registrar of Companies;

•	the waiting period under the HSR Act having expired or having been earlier terminated;

•	the receipt of required antitrust clearances in the United States, Austria and Germany and the receipt of required foreign investment clearances in France, Germany, Denmark and Italy;

•

there not having been issued and remaining in effect an order that prevents consummation of the Transaction and the absence of any law or order that prohibits the Transaction or imposes a Burdensome Condition (as defined in the Transaction Agreement);

•	the Transaction Agreement not having been terminated in accordance with its terms;

•	the accuracy of each of the parties’ representations and warranties, subject to certain materiality and Material Adverse Effect exceptions;

•	the performance by each party, in all material respects, with all of such party’s covenants and agreements under the Transaction Agreement; and

•	the absence of a Horizon Material Adverse Effect that is continuing.

Amgen reserves the right, subject to the prior written approval of the Irish Takeover Panel (if required), to effect the Transaction by way of a takeover offer, as an alternative to the Scheme, in the circumstances described in and subject to the terms of the Transaction Agreement. In such event, such takeover offer will be implemented on terms and conditions that are at least as favorable to the Horizon Shareholders and Horizon equity award holders (except for an acceptance condition set at eighty percent (80%) of the nominal value of the Horizon Shares to which such offer relates and which are not already beneficially owned by Amgen) as those which would apply in relation to the Scheme, among other requirements.

The Transaction is also conditioned on the Scheme becoming effective and unconditional by not later than the End Date. In addition, the Scheme will lapse unless it is effective on or prior to the End Date (or such later date as Amgen and Horizon may, subject to receiving the consent of the Irish Takeover Panel and the Irish High Court, in each case if required, agree).

Survival of Representations and Warranties

None of the representations and warranties of the Transaction Agreement will survive the consummation of the Transaction or the termination of the Transaction Agreement.

Termination of the Transaction Agreement

The Transaction Agreement may be terminated at any time prior to the effective time in any of the following ways:

•	by mutual written consent of Horizon and Amgen;

•	by either Horizon or Amgen:

•

if the Transaction is implemented by way of the Scheme of Arrangement, if the Scheme Meeting has been completed and the proposal to approve the Scheme of Arrangement has not been approved by the requisite vote and/or the EGM has been completed and the Scheme Approval Resolution and the Articles of Association Amendment Proposal have not been approved by the requisite votes (a “Non Approval Termination”);

•

if the Transaction has not been consummated by 5:00 p.m., New York City time, on the End Date (except that the right to terminate the Transaction Agreement pursuant to this provision is not available to a party whose breach of any provision of the Transaction Agreement is the primary cause of the failure of the Transaction to be consummated by such date) (an “End Date Termination”);

•

if the Transaction is implemented by way of the Scheme of Arrangement, the Irish High Court declines or refuses to sanction the Scheme, unless both parties agree in writing that the decision of the Irish High Court will be appealed (it having been agreed that Horizon will make such an appeal if requested to do so in writing by Amgen and the counsel appointed by Amgen and Horizon agree that doing so is a reasonable course of action); or

•

if there is in effect any law in any jurisdiction of competent authority, or final and non-appealable order, writ, decree, judgment or injunction issued, promulgated, made, rendered or entered into by any court or other tribunal of competent jurisdiction (other than under any antitrust laws of foreign investment laws of any jurisdiction that is not (1) a Required Non-U.S. Jurisdiction or (2) under the HSR Act), that permanently restrains, enjoins or otherwise prohibits the consummation of the Transaction (except that the right to terminate the Transaction Agreement pursuant to this provision is not available to any party whose breach of any provision of the Transaction Agreement was the primary cause of such law, order, writ, decree, judgment or injunction) (a “Restraining Order Termination”);

•	by Horizon:

•

if Amgen or Acquirer Sub breaches or fails to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set out in the Transaction Agreement are inaccurate such that the breach, failure to perform or inaccuracy (1) would result in the failure of certain closing conditions and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) forty-five (45) days following written notice by Horizon (an “Amgen Breach Termination”);

•

prior to obtaining the required approvals of the Horizon Shareholders at the Scheme Meeting and the EGM, if (1) the Horizon Board authorized Horizon to terminate the Transaction Agreement in response to a Horizon Superior Proposal and (2) substantially concurrently with such termination, a Horizon Change of Recommendation will have occurred and a definitive agreement providing for the consummation of such Horizon Superior Proposal is duly executed and delivered by all parties thereto and Horizon pays Amgen the Reimbursement Payments (as defined below) (the “Superior Proposal Termination”);

•	by Amgen:

•

if Horizon breaches or fails to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set out in the Transaction Agreement are inaccurate such that the breach, failure to perform or inaccuracy (1) would result in the failure of certain closing conditions and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) forty-five (45) days following written notice by Amgen thereof (a “Horizon Breach Termination”); or

•

prior to obtaining the required approvals of the Horizon Shareholders at the Scheme Meeting and the EGM, if (1) a Horizon Change of Recommendation (as defined below) has occurred, (2) the Horizon Board fails to reaffirm the Scheme recommendation in a statement complying with Rule 14e-2(a) under the Exchange Act with regard to a Horizon Alternative Proposal or in connection with such action by the close of business on the 10th business day after the commencement of such Horizon Alternative Proposal under Rule 14e-2(a) or (3) Horizon has materially breached the provisions described in “—Third-Party Acquisition Proposals” and such breach cannot be cured.

Expenses

Except as otherwise provided in the Transaction Agreement, all costs and expenses incurred in connection with the Transaction will be paid by the party incurring such cost or expense, except the following: (i) the Irish Takeover Panel’s document review fees will be paid by Amgen, (ii) the costs associated with the filing, printing, publication and posting of the Rule 2.7 Announcement will be borne by Amgen, (iii) the costs associated with the filing, printing, publication and proposing of the Scheme Document, proxy statement and any other materials required to be proposed to Horizon Shareholders pursuant to SEC rules, the Companies Act or the Irish Takeover Rules will be borne by Horizon, (iv) the filing fees incurred in connection with notifications with any governmental entities under any antitrust laws, will be borne by Amgen and (v) the cost incurred in connection with soliciting proxies in connection with the Scheme Meeting and the EGM will be borne by Horizon.

Reverse Termination Payment and Reimbursement Payment

The Transaction Agreement provides that, in the event of a termination of the Transaction Agreement as described in this section (each a “Specified Termination”), Amgen will pay Horizon (or an entity designated by Horizon) $974,415,054 (the “Reverse Termination Payment”) in immediately available funds within seven (7) business days thereafter; provided that Horizon will not be entitled to receive the Reverse Termination Payment if Horizon’s breach of the Transaction Agreement is the primary cause of such Specified Termination. The Reverse Termination Payment is owed when there is a valid termination of the Transaction Agreement if:

•

by Amgen or Horizon pursuant to an End Date Termination, if, on the date of such termination, each of the conditions has been satisfied or, to the extent permitted by applicable laws, waived, (other than (Y) certain closing conditions specified in the Transaction Agreement or (Z) where the Transaction is implemented by a takeover offer, any other condition that by its nature can only be satisfied by no later than the latest date upon which the takeover offer may be declared unconditional in all respects);

•

by Amgen or Horizon pursuant to a Restraining Order Termination pursuant to or in connection with (1) the HSR Act or (2) any other antitrust law or foreign investment laws in any Required Non-U.S. Jurisdiction; or

•

by Horizon pursuant to an Amgen Breach Termination with respect to the consents and regulatory approvals section of the Transaction Agreement in connection with (1) the HSR Act or (2) any other antitrust law or foreign investment laws in any Required Non-U.S. Jurisdiction.

The Transaction Agreement also provides that, in the event of a termination of the Transaction Agreement as described in this section, Horizon will reimburse Amgen for an amount equal to the documented, specific, quantifiable third party costs and expenses incurred, directly or indirectly, by Amgen or its subsidiaries, or on their behalf, for the purposes of, in preparation for or in connection with the Transaction, including third party costs and expenses incurred in connection with exploratory work carried out in contemplation of and in connection with the Transaction, legal, financial and commercial due diligence, the arrangement of financing and the engagement of third party representatives to assist in the process, subject to a cap of $278,404,301 (being equal to one percent (1%) of the aggregate value of the total consideration payable with respect to the Horizon Shares in connection with the Transaction) (the “Reimbursement Payment”), in immediately available funds within seven (7) business days following Horizon’s receipt of invoices or written documentation supporting Amgen’s request for a Reimbursement Payment. The reimbursement payment is owed if one of the following events occurs:

•	The Transaction Agreement is terminated by Amgen pursuant to a Change of Recommendation Termination;

•	The Transaction Agreement is terminated by Horizon pursuant to a Superior Proposal Termination; or

•	all of the following occur:

•	the Transaction Agreement is terminated (x) by Amgen pursuant to a Horizon Breach Termination as a result of a material breach or failure to perform any covenant or agreement in this Agreement that first occurred following the making of a Horizon Alternative Proposal of the type referenced in the next paragraph below or (y) by Amgen or Horizon pursuant to a Non Approval Termination but if such termination is by Horizon at such time Amgen would be permitted to terminate the Transaction Agreement;

•

prior to the Scheme Meeting, a Horizon Alternative Proposal is publicly disclosed or announced and not withdrawn (or, in the case of a Horizon Breach Termination as a result of a material breach or failure to perform any covenant or agreement in the Transaction Agreement, was made publicly or privately to the Horizon Board), or any person will have publicly announced an intention (whether or not conditional) to make a Horizon Alternative Proposal that has not been withdrawn (it being understood that, for purposes of this paragraph, references to “twenty percent (20%)” in the definition of Horizon Alternative Proposal will be deemed to refer to “fifty percent (50%)”); and

•

(x) a Horizon Alternative Proposal is consummated within twelve (12) months after such termination or (y) a definitive agreement providing for a Horizon Alternative Proposal is entered into within twelve (12) months after such termination and is subsequently consummated.

The parties to the Transaction Agreement acknowledged and agreed that in no event will Amgen or Horizon be required to pay, as applicable, the Reverse Termination Payment or the Reimbursement Payment on more than one occasion, whether or not the Reverse Termination Payment or the Reimbursement Payment may be payable pursuant to more than one provision of the Transaction Agreement at the same or at different times and upon the occurrence of different events.

Amendment and Waiver

The Transaction Agreement may not be amended except by an instrument in writing signed by each of the parties, except that following approval of the Scheme by the Horizon Shareholders there will be no further amendment which by applicable law would require further approval by the Horizon Shareholders without such further approval nor will there be any amendment or change not permitted under applicable law. No delay or omission by either party to the Transaction Agreement in exercising any right, power or remedy provided by law or under the Transaction Agreement will operate as a waiver. Furthermore, certain provisions of the Transaction Agreement may not be amended without the prior written consent of sources of financing for the Transaction.

Specific Performance; Third-Party Beneficiaries

The parties agreed in the Transaction Agreement that irreparable harm would occur and that the parties would not have any adequate remedy at law for any breach of any of the provisions of the Transaction Agreement or in the event that any provisions of the Transaction Agreement were not performed in accordance with their specific terms. Except where the Transaction Agreement is validly terminated, as described above, each party is entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of the Transaction Agreement and to specifically enforce the terms and provisions of the Transaction Agreement, without proof of actual damages, and each party agreed to waive any requirement for the securing or posting of any bond in connection with such remedy.

The Transaction Agreement is not intended to confer upon any person other than Horizon and Amgen any rights or remedies with the exception of the rights of the specified directors, officers and employees to certain indemnification and insurance and certain rights provided to the financing sources of Amgen in the Transaction Agreement.

Legal Proceedings Relating to the Transaction

In January 2023, two individual lawsuits (captioned Stein v. Horizon Therapeutics plc, et al., No. 23-cv-00058 (S.D.N.Y. filed January 4, 2023) and O’Dell v. Horizon Therapeutics plc, et al., No. 23-cv-00082

(S.D.N.Y. filed January 5, 2023)) challenging the Transaction were filed in U.S. federal court. Additionally, in January 2023, Horizon received four demands from purported Horizon Shareholders challenging the Transaction. The complaints and demands generally allege that certain disclosures in the Preliminary Proxy Statement (filed on December 30, 2022) were false or misleading, and assert claims against Horizon and the Horizon Board for violations of Sections 14(a) and 20(a) of the Exchange Act. The plaintiffs seek, among other things, an injunction against the consummation of the Transaction and an award of costs and expenses, including a reasonable allowance for attorneys’ and experts’ fees.

FINANCING RELATING TO THE TRANSACTION

The Scheme Consideration will be funded by Amgen from (i) its own cash resources, (ii) borrowings under its existing and new credit facilities, including as described herein, (iii) proceeds from the sale of debt securities or (iv) any combination of the foregoing.

PJT Partners LP, lead financial advisor to Amgen, is satisfied that sufficient resources are available to satisfy in full the Scheme Consideration payable to Horizon Shareholders under the terms of the Transaction.

Bridge Credit Agreement

On December 12, 2022, Amgen entered into the Bridge Credit Agreement. Under the Bridge Credit Agreement, the lenders party thereto committed to provide Amgen with an unsecured bridge credit facility in an aggregate principal amount of $28.5 billion (the “Bridge Credit Facility”). The commitments are intended to be available to finance the Scheme Consideration, fees and expenses related thereto and the repayment of certain existing indebtedness of Horizon. The commitments under the Bridge Credit Agreement were reduced by $4.0 billion upon the execution of the Term Loan Credit Agreement described below.

Term Loan Credit Agreement

On December 22, 2022, Amgen entered into the Term Loan Credit Agreement. Under the Term Loan Credit Agreement, the lenders party thereto have committed to provide Amgen with an unsecured term loan financing consisting of (i) a $2.0 billion 18-month term loan tranche (the “18-Month Tranche”) and (ii) a $2.0 billion three (3)-year term loan tranche (the “3-Year Tranche” and together with the 18-Month Tranche, the “Term Loan Credit Facility” and together with the Bridge Credit Facility, the “Credit Facilities”), in an aggregate principal amount of $4.0 billion. The Term Loan Credit Facility is available to finance the payment of the Scheme Consideration, fees and expenses related thereto and the repayment of certain existing indebtedness of Horizon.

Summary of Terms of the Credit Agreements

The Bridge Credit Facility will mature on the date that is 364 days after the date on which the first advance is made under the Bridge Credit Facility. The Term Loan Credit Facility will mature on (i) in the case of advances made under the 18-Month Tranche, on the date that is eighteen (18) months following the funding date of such advances and (ii) in the case of advances made under the 3-Year Tranche, the date that is three (3) years following the funding date of such advances.

Advances under the Bridge Credit Agreement will bear interest at an annual rate of, at Amgen’s option, either (i) term SOFR plus 0.10%, plus between 0.875% and 2.125%, depending on the rating of its senior long-term unsecured debt and the number of days elapsed between the initial funding day and the day of determination or (ii) the highest of (A) Citibank’s base commercial lending rate, (B) the overnight federal funds rate plus 1/2 of 1.00% and (C) one-month adjusted term SOFR plus 1.00%, plus between 0.000% and 1.125%, depending on the rating of Amgen’s senior long-term unsecured debt and the number of days elapsed between the initial funding day and the day of determination. Amgen is also required to pay, commencing on the 90th day after the effective date, a ticking fee of 0.125% per annum that will accrue on the aggregate undrawn commitments under the Bridge Credit Agreement.

Advances under the Term Loan Credit Agreement will bear interest at an annual rate of, at Amgen’s option, either (i) term SOFR plus 0.10%, plus between 0.875% and 1.375%, depending on the rating of its senior long-term unsecured debt or (ii) the highest of (A) Citibank’s base commercial lending rate, (B) the overnight federal funds rate plus 1/2 of 1.00% and (C) one-month adjusted term SOFR plus 1.00%, plus between 0.000% and 0.375%, depending on the rating of Amgen’s senior long-term unsecured debt. Amgen is also required to pay, commencing March 12, 2023, a ticking fee of 0.125% per annum that will accrue on the aggregate undrawn commitments under the Term Loan Credit Agreement.

The availability of advances under each of the Credit Agreements is subject to the satisfaction of certain conditions set forth in each Credit Agreement. The commitments under each Credit Agreement automatically terminate on the earlier of (a) the date on which the Transaction has been completed and the other purposes of the respective Credit Facility have been achieved without the making of any advances under the relevant Credit Facility and (b) the time after certain mandatory cancellation events occur, including the abandonment of the Transaction.

The commitments under the Bridge Credit Facility were reduced by $4.0 billion upon the execution of the Term Loan Credit Agreement and will be further reduced by the net cash proceeds received by Amgen or its subsidiaries in connection with debt and equity issuances and non-ordinary course asset dispositions, with certain exceptions specified in the Bridge Credit Agreement. The Credit Agreements contain customary affirmative and negative covenants, including limitations on mergers, consolidations and sales of assets, limitations on liens and sales and leasebacks, limitations on transactions with affiliates, limitations on subsidiary indebtedness and limitations on material changes to the nature of the business of Amgen and its subsidiaries. In addition, each of the Credit Agreements requires maintenance of a minimum consolidated interest coverage ratio of EBITDA to total interest expense, on a consolidated basis.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Stock Ownership of Certain Beneficial Owners

The following table sets forth the name, address (where required) and beneficial ownership of each person (including any “group” as defined in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of more than five percent (5%) of Horizon Shares, based on filings made under Section 13 of the Exchange Act as of January 19, 2023 and based on 228,391,421 Horizon Shares outstanding as of that date.

	Number and Percentage of Shares Beneficially Owned
Name and Address of Beneficial Owner	Ordinary Shares	Percentage
5% or Greater Stockholders:
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	20,138,694	8.9%

Fidelity Management & Research Company LLC(2) 245 Summer Street Boston, MA 02210	15,871,040	7.0%

BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	13,008,024	5.7%

(1)

This information is based solely on a Schedule 13G/A filed on February 10, 2022 with the SEC. According to the Schedule 13G/A filed by The Vanguard Group, includes sole voting power with respect to 0 ordinary shares, shared voting power with respect to 188,746 ordinary shares, sole dispositive power with respect to 19,680,656 ordinary shares and shared dispositive power with respect to 458,038 ordinary shares.

(2)

This information is based solely on a Schedule 13G/A filed on February 9, 2022 with the SEC. According to the Schedule 13G/A filed by Fidelity Management & Research Company LLC, includes sole voting power with respect to 2,395,765 ordinary shares, shared voting power with respect to 0 ordinary shares, sole dispositive power with respect to 15,871,040 ordinary shares and shared dispositive power with respect to 0 ordinary shares.

(3)

This information is based solely on a Schedule 13G/A filed on February 3, 2022 with the SEC. According to the Schedule 13G/A filed by BlackRock, Inc., includes sole voting power with respect to 11,311,702 ordinary shares, shared voting power with respect to 0 ordinary shares, sole dispositive power with respect to 13,008,024 ordinary shares and shared dispositive power with respect to 0 ordinary shares.

Stock Ownership of Directors and Executive Officers

The following table sets forth, as of January 19, 2023, based on 228,391,421 ordinary shares outstanding as of that date, the beneficial ownership of Horizon ordinary shares (including rights to acquire shares within sixty (60) days of that date) by (i) each Horizon director, (ii) each Horizon named executive officer and (iii) all current directors and executive officers (including named executive officers) as a group. No shares have been pledged as security by any of the Horizon directors or executive officers named below.

Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, Horizon believes the persons named in this table have sole voting and investment power with respect to all ordinary shares reflected in this table. The business address of each of Horizon’s directors and named executive officers is 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland.

	Number and Percentage of Shares Beneficially Owned

Name of Beneficial Owner	Ordinary Shares	Percentage
Directors (Other than Timothy P. Walbert)
William F. Daniel(1)	185,791	*
Michael Grey(2)	188,433	*
Jeff Himawan, Ph.D.(3)	141,239	*
Susan Mahony, Ph.D.(4)	16,617	*
Gino Santini(5)	187,563	*
James Shannon, M.D.(6)	95,071	*
H. Thomas Watkins(7)	246,118	*
Pascale Witz(8)	128,310	*
Named Executive Officers:
Timothy P. Walbert(9)	3,266,753	1.4%
Paul W. Hoelscher(10)	187,207	*
Andy Pasternak(11)	56,338	*
Jeffrey W. Sherman, M.D., FACP(12)	401,114	*
Barry J. Moze(13)	280,766	*
Brian Beeler(14)	35,060	*
All current executive officers and directors as a group (15 persons)(15)	5,071,631	2.2%

*	Represents beneficial ownership of less than one percent.
(1)

Includes (a) 29,881 ordinary shares, (b) 47,670 ordinary shares held by Goodbody Trustees Limited, of which Mr. Daniel has beneficial ownership, and (c) 108,240 ordinary shares that Mr. Daniel has the right to acquire from us within sixty (60) days of January 19, 2023 pursuant to the exercise of stock options.

(2)

Includes (a) 15,448 ordinary shares, (b) 48,031 ordinary shares held by Goodbody Trustees Limited, of which Mr. Grey has beneficial ownership, (c) 10,000 ordinary shares held by the Grey Family Trust, of which Mr. Grey has beneficial ownership, and (d) 114,954 ordinary shares that Mr. Grey has the right to acquire from us within sixty (60) days of January 19, 2023 pursuant to the exercise of stock options.

(3)

Includes (a) 7,960 ordinary shares, (b) 46,873 ordinary shares held by Goodbody Trustees Limited, of which Dr. Himawan has beneficial ownership, and (c) 86,406 ordinary shares that Dr. Himawan has the right to acquire from us within sixty (60) days of January 19, 2023 pursuant to the exercise of stock options.

(4)	Includes 16,617 ordinary shares held by Goodbody Trustees Limited, of which Dr. Mahony has beneficial ownership.
(5)

Includes (a) 53,954 ordinary shares, (b) 18,655 ordinary shares held by Goodbody Trustees Limited, of which Mr. Santini has beneficial ownership, and (c) 114,954 ordinary shares that Mr. Santini has the right to acquire from us within sixty (60) days of January 19, 2023 pursuant to the exercise of stock options.

(6)

Includes (a) 19,272 ordinary shares, (b) 23,638 ordinary shares held by Goodbody Trustees Limited, of which Dr. Shannon has beneficial ownership, and (c) 52,161 ordinary shares that Dr. Shannon has the right to acquire from us within sixty (60) days of January 19, 2023 pursuant to the exercise of stock options.

(7)

Includes (a) 25,211 ordinary shares, (b) 10,000 ordinary shares held by T-H Family Limited Partnership, of which Mr. Watkins is a general/managing partner, (c) 55,953 ordinary shares held by Goodbody Trustees Limited, of which Mr. Watkins has beneficial ownership, and (d) 154,954 ordinary shares that Mr. Watkins has the right to acquire from us within sixty (60) days of January 19, 2023 pursuant to the exercise of stock options.

(8)

Includes (a) 14,289 ordinary shares, (b) 29,628 ordinary shares held by Goodbody Trustees Limited, of which Ms. Witz has beneficial ownership, and (c) 84,393 ordinary shares that Ms. Witz has the right to acquire from us within sixty (60) days of January 19, 2023 pursuant to the exercise of stock options.

(9)

Includes (a) 358,042 ordinary shares, (b) 258,451 ordinary shares held by the Timothy P. Walbert Living Trust, of which Mr. Walbert is a beneficial owner, (c) 49,656 ordinary shares owned by Mr. Walbert’s spouse, (d) 107,739 ordinary shares held by the Timothy P. Walbert Gift Trust, of which Mr. Walbert has beneficial ownership, (e) 100,300 ordinary shares held by the Keli B. Walbert Gift Trust, of which Mr. Walbert has beneficial ownership, and (f) 2,392,565 ordinary shares that Mr. Walbert has the right to acquire from us within sixty (60) days of January 19, 2023 pursuant to the exercise of stock options.

(10)

Includes (a) 1,049 ordinary shares, (b) 119,485 ordinary shares held by the Paul William Hoelscher Revocable Trust, of which Mr. Hoelscher is a beneficial owner, and (c) 66,673 ordinary shares held in a limited liability company in which Mr. Hoelscher and his wife have shared voting power.

(11)	56,338 ordinary shares.
(12)

Includes (a) 2,376 ordinary shares, (b) 83,109 ordinary shares held by the Jeffrey W. Sherman Living Trust, of which Dr. Sherman is a beneficial owner, (c) 84,430 ordinary shares held by the Jeffrey W. Sherman 2020 Gift Trust, of which Dr. Sherman is a beneficial owner, (d) 66,730 ordinary share held by the Mary B. Sherman Gift Trust, of which Dr. Sherman’s spouse is the beneficial owner, and (e) 164,469 ordinary shares that Dr. Sherman has the right to acquire from us within sixty (60) days of January 19, 2023 pursuant to the exercise of stock options.

(13)

Includes (a) 43,974 ordinary shares held by the Barry J. Moze Living Trust, of which Mr. Moze is a beneficial owner, (b) 74,611 ordinary shares held by the Barry J. Moze Gift Trust, of which Mr. Moze is a beneficial owner, and (c) 162,181 ordinary shares that Mr. Moze has the right to acquire from us within sixty (60) days of January 19, 2023 pursuant to the exercise of stock options. Mr. Moze retired from Horizon January 6, 2022.

(14)	35,060 ordinary shares. Mr. Beeler’s employment terminated effective January 6, 2022.
(15)

Includes (a) 1,780,034 ordinary shares, (b) 14,129 ordinary shares that can be acquired within sixty (60) days of January 19, 2023 pursuant to outstanding stock unit awards, and (c) 3,277,468 ordinary shares that can be acquired within sixty (60) days of January 19, 2023 pursuant to the exercise of stock options.

HORIZON SHAREHOLDER VOTE ON SPECIFIED COMPENSATORY ARRANGEMENTS

Advisory Vote on Golden Parachute Compensation

In accordance with Section 14A of the Exchange Act, Horizon is providing its shareholders with the opportunity to cast a non-binding, advisory vote at the EGM on the compensation that may be paid or become payable to its named executive officers in connection with the Transaction and the agreements and understandings pursuant to which such compensation may be paid or become payable. As required by those rules, Horizon is asking its shareholders to vote on the adoption of the following resolution:

“RESOLVED, that the compensation that may be paid or become payable to Horizon’s named executive officers in connection with the Transaction, as disclosed in the table in the section of the proxy statement entitled “The Transaction—Quantification of Payments and Benefits to Horizon’s Named Executive Officers,” including the associated narrative discussion, are hereby APPROVED.”

Required Vote

The vote on executive compensation payable in connection with the Transaction is a vote separate and apart from the vote to approve the Transaction. Accordingly, you may vote to approve the executive compensation and vote not to approve the Transaction and vice versa. Because the vote is advisory in nature only, it will not be binding on Horizon or Amgen.

The affirmative vote of holders of a majority of Horizon Shares present or represented by proxy at the EGM and entitled to vote thereon is required to approve, on a non-binding, advisory basis, specified compensatory arrangements between Horizon and its named executive officers relating to the Transaction.

Recommendation

The Horizon Board recommends that you vote “FOR” the proposal to approve, on a non-binding advisory basis, the specified compensatory arrangements between Horizon and its named executive officers relating to the Transaction.

IN CONSIDERING THE RECOMMENDATION OF THE HORIZON BOARD, YOU SHOULD BE AWARE THAT CERTAIN DIRECTORS AND EXECUTIVE OFFICERS OF HORIZON HAVE INTERESTS IN THE PROPOSED TRANSACTION THAT ARE DIFFERENT FROM, OR IN ADDITION TO, ANY INTERESTS THEY MIGHT HAVE AS SHAREHOLDERS.

FUTURE SHAREHOLDER PROPOSALS

Horizon held its 2022 annual general meeting of shareholders on April 28, 2022. Horizon will hold an annual general meeting of shareholders in the year 2023 only if the Transaction has not already been completed.

Horizon Shareholders may submit proposals on matters appropriate for shareholder action at shareholder meetings in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in Horizon’s proxy materials relating to its 2023 Annual General Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and, pursuant to Rule 14a-8, such proposals must have been received by Horizon no later than November 17, 2022. However, if the Scheme has not been completed, and Horizon’s 2023 Annual General Meeting of Shareholders is not held between March 29, 2023 and May 28, 2023, the deadline will then be a reasonable time prior to the time that Horizon begins to print and mail its proxy materials. Such proposals should be delivered to 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland, Attention: Company Secretary.

Horizon’s Memorandum and Articles of Association provide that shareholder nominations of persons to be elected to the Horizon Board at an annual general meeting and the proposal of other business to be considered by the shareholders at an annual general meeting must be made following written notice to Horizon’s Company Secretary which is executed by a shareholder and accompanied by certain background and other information specified in Horizon’s Memorandum and Articles of Association. Such written notice and information must have been received by Horizon’s Company Secretary at its registered office (i) no earlier than the close of business on October 18, 2022, which was 150 days prior to the first anniversary of the date the proxy statement related to the 2022 Annual General Meeting was first released to shareholders for the Annual General Meeting and (ii) no later than the close of business on December 17, 2022, which was ninety (90) days prior to the first anniversary of the date the proxy statement related to the 2022 Annual General Meeting was first released to shareholders. Each submission relating to the nomination of persons to be elected to the Horizon Board must:

•	set forth the name, age, business address and residence address of each individual whom the shareholder proposes to nominate for election or re-election as a director;

•	set forth the principal occupation or employment of such nominee;

•	set forth the class and number of Horizon Shares which are owned of record and beneficially by such nominee;

•	set forth the date or dates on which such ordinary shares were acquired and the investment intent of such acquisition;

•	include a completed and signed questionnaire, representation and agreement required by article 98.4 of the Articles of Association;

•

include such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required pursuant to Regulation 14A under the Exchange Act and the rules and regulations promulgated thereunder (including such proposed nominee’s written consent to being named as a nominee and to serving as a director if elected); and

•	include the information required by article 98.3 of the Articles of Association.

Horizon’s Articles of Association provide that other resolutions may only be proposed at a general meeting of Horizon if (i) it is proposed by or at the direction of the Horizon Board; (ii) it is proposed at the direction of the Irish High Court; (iii) it is requisitioned in writing by shareholders of record holding such aggregate number of ordinary shares as is prescribed by, and the requisition is made in accordance with, Section 178 of the Companies Act or (iv) the chairman of the meeting decides, in his or her absolute discretion, that the proposal may properly be regarded as within the scope of the relevant meeting. In addition, if the 2023 Annual General Meeting of Shareholders is held in 2023 because the Transaction has not already been completed, the proxy solicited by the Horizon Board for such meeting will confer discretionary voting authority with respect to (i) any proposal presented by a shareholder at that meeting for which Horizon has not been provided with notice by January 31, 2023 and (ii) if Horizon has received notice of such proposal by January 31, 2023, if the 2023 Proxy Statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act. On any other business which may properly come before the annual general meeting, or any adjournment thereof, and whether procedural or substantive in nature (including without limitation any motion to amend a resolution or adjourn the meeting) not specified in the proxy statement related to the 2023 Annual General Meeting of Shareholders, the proxy will act at his/her discretion.

In addition to satisfying the foregoing requirements under the Articles of Association, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees at the 2023 Annual General Meeting of Shareholders other than Horizon’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 27, 2023.

HOUSEHOLDING OF PROXY STATEMENT

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are Horizon Shareholders will be “householding” proxy materials. A single copy of this proxy statement or other materials related to the special meetings will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement or materials related to the special meetings, please notify your broker or us. Direct your written request to Company Secretary, at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland, or contact the Company Secretary at +353 1 7722 100 (Ireland). Shareholders who currently receive multiple copies of the proxy materials or other materials relating to the Shareholder meetings at their addresses and would like to request “householding” of their communications should contact their brokers. In addition, Horizon will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of proxy materials to a shareholder at a shared address to which a single copy of the materials was delivered.

WHERE YOU CAN FIND MORE INFORMATION

Horizon files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy statements and other information regarding issuers that file electronically with the SEC. The SEC’s Internet site can be found at http://www.sec.gov. Horizon also maintains an Internet site that contains the reports, proxy statements and other information that it files with the SEC. Horizon’s Internet site can be found at www.horizontherapeutics.com. Information found on, or accessible through, Horizon’s website is not a part of and is not incorporated into, this proxy statement.

The SEC allows incorporation by reference of the information that Horizon files with it, which means that Horizon can disclose important information to you by referring you to another document that it has filed with the SEC. Information in this proxy statement supersedes information incorporated by reference that Horizon filed with the SEC prior to the date of this proxy statement. Horizon incorporates by reference the following information or documents that it has filed with the SEC:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on March 1, 2022;

•

Quarterly Reports on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC on May 4, 2022, the quarter ended June 30, 2022, filed with the SEC on August 3, 2022, and the quarter ended September 30, 2022 filed with the SEC on November 2, 2022;

•

Definitive Proxy Statement on Schedule 14A filed with the SEC on March 17, 2022 (to the extent incorporated by reference into Part III of Horizon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021);

•	Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on May 2, 2022, May 4, 2022 and December 12, 2022; and

•

Current Report on Form 8-K filed with the SEC on September 19, 2014 (which evidences the registration of Horizon Shares under Section 12(b) of the Exchange Act and includes therein a description of the Horizon Shares).

Any information in any of the foregoing documents will automatically be deemed to be modified or superseded to the extent that information in this proxy statement or in a later filed document that is incorporated or deemed to be incorporated herein by reference modifies or replaces such information.

Horizon also incorporates by reference any future filings (other than current reports or portions of current reports furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits filed on such form that are related to such items) made with the SEC by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and prior to the special meetings. Information in such future filings updates and supplements the information provided in this proxy statement. Any statements in any such future filings will automatically be deemed to modify and supersede any information in any document that Horizon previously filed with the SEC that is incorporated or deemed to be incorporated herein by reference to the extent that statements in the later filed document modify or replace such earlier statements.

Horizon will furnish without charge to each Horizon Shareholder to whom a proxy statement is delivered, upon written or oral request, a copy of any or all of the documents incorporated by reference, including exhibits to these documents. Any such request may be made by writing or telephoning us at the following address or phone number:

Horizon Therapeutics plc

Attention: Company Secretary

70 St. Stephen’s Green

Dublin 2, D02 E2X4, Ireland

+353 1 7722 100 (Ireland)

The information contained in Parts 2, 3 and 4 of this proxy statement is not required to be included pursuant to the rules and regulations of the SEC but is included solely to comply with the requirements of the Irish Companies Act 2014 and the Irish Takeover Rules in order to provide the information required under such laws to Horizon Shareholders.

PART 2—EXPLANATORY STATEMENT

The information contained in Parts 2, 3 and 4 of this proxy statement is not required to be included pursuant to the rules and regulations of the U.S. Securities and Exchange Commission but is included solely to comply with the requirements of the Irish Companies Act 2014 and the Irish Takeover Rules in order to provide the information required under such laws to Horizon Shareholders.

(IN COMPLIANCE WITH SECTION 452 OF THE IRISH COMPANIES ACT 2014)

To Scheme Shareholders (as defined in the section of this proxy statement entitled “Part 3 – Scheme of Arrangement”) and, for information purposes only, to Equity Award Holders.

PROPOSED ACQUISITION OF HORIZON THERAPEUTICS PLC BY PILLARTREE LIMITED BY MEANS OF A SCHEME OF ARRANGEMENT UNDER CHAPTER 1 OF PART 9 OF THE IRISH COMPANIES ACT 2014

1	INTRODUCTION

On December 12, 2022, Amgen, Acquirer Sub and Horizon announced that they had agreed to the terms of a recommended Transaction for cash of Horizon by Acquirer Sub, by way of a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act.

Capitalized terms used but not defined in this “Part 2—Explanatory Statement” have the meanings ascribed to such terms in “Part 3—The Scheme of Arrangement.”

The section of this proxy statement entitled “The Transaction—Recommendation of the Horizon Board and Horizon’s Reasons for the Transaction” sets forth the reasons why the Horizon Board, which has been so advised by Morgan Stanley & Co. LLC (“Morgan Stanley”) as to the financial terms of the Transaction, considers the terms of the Transaction to be fair and reasonable and why the Horizon Board unanimously recommends that all Horizon Shareholders vote in favour of the Transaction and the Scheme at both the Scheme Meeting and the EGM. In considering the recommendation of the Horizon Board, Horizon Shareholders should be aware that directors and executive officers of Horizon have interests in the Transaction that are in addition to, or different from, the interests they might have as shareholders generally. See the section of this proxy statement entitled “Part 2—Explanatory Statement—Interests of Certain Persons in the Transaction.” In providing its advice to the Horizon Board, Morgan Stanley has taken into account the commercial assessments of the Horizon Board.

2	THE TRANSACTION

The Transaction will be effected by way of a scheme of arrangement between Horizon and the Horizon Shareholders pursuant to Chapter 1 of Part 9 of the Companies Act. The Scheme is set out in full under “Part 3—The Scheme of Arrangement.” Under the terms of the Scheme (which will be subject to the conditions set out at Annex B to this proxy statement), Amgen will pay, or cause to be paid, the Scheme Consideration to Horizon Shareholders in consideration for the transfer to Acquirer Sub of their Scheme Shares.

The Scheme involves an application by Horizon to the Irish High Court to sanction the Scheme. If the Scheme becomes effective, all Scheme Shares will be automatically transferred to Acquirer Sub and/or its nominee(s) in accordance with the terms of the Scheme. As a result of the Scheme, Horizon will become a wholly owned subsidiary of Amgen. The Scheme and the Transaction are subject to a number of conditions (summarised in paragraph 3 below and set out in full at Annex B to this proxy statement).

The Scheme will require, among other things, approval by Horizon Shareholders as of the Voting Record Time at the Scheme Meeting, approval by Horizon Shareholders as of the Voting Record Time at the EGM and the sanction of the Scheme at the Court Hearing.

Provided the Conditions are satisfied or, to the extent applicable and lawful, waived, the Scheme will become effective upon delivery to the Registrar of Companies of a copy of the Court Order of the Irish High Court sanctioning the Scheme. Upon the Scheme becoming effective, it will be binding on all Horizon Shareholders, irrespective of whether or not they attended or voted at the Scheme Meeting or the EGM. It is expected that the Scheme will become effective and that the Transaction will be completed during the first half of 2023, subject to satisfaction or waiver of the Conditions.

3	THE CONDITIONS

The Conditions to the Transaction and the Scheme are set out in full at Annex B to this proxy statement. In summary, the completion of the Transaction and the Scheme is subject to the satisfaction (or waiver, to the extent permitted) of all of the following conditions on or before the sanction of the Scheme by the Irish High Court pursuant to Chapter 1 of Part 9 of the Companies Act:

•	the approval by the Horizon Shareholders of the Scheme at the Scheme Meeting;

•	the passing of the Scheme Approval Resolution and the Articles of Association Amendment Resolution at the EGM;

•	a copy of the order of the Irish High Court sanctioning the Scheme having been delivered to the Irish Registrar of Companies;

•	the waiting period applicable under the HSR Act having expired or having been earlier terminated;

•	the receipt of required antitrust clearances in the United States, Austria and Germany and the receipt of required foreign investment clearances in France, Germany, Denmark and Italy;

•

there not having been issued and remaining in effect an order that prevents consummation of the Transaction and the absence of any law or order that prohibits the Transaction or imposes a Burdensome Condition (as defined in the Transaction Agreement);

•	the Transaction Agreement not having been terminated in accordance with its terms;

•	the accuracy of each of the parties’ representations and warranties, subject to certain materiality and Material Adverse Effect (as defined in the Transaction Agreement) exceptions;

•	the performance by each party, in all material respects, with all of such party’s covenants and agreements under the Transaction Agreement; and

•	the absence of a Horizon Company Material Adverse Effect (as defined in the Transaction Agreement) that is continuing.

The Transaction is also conditioned on the Scheme becoming effective and unconditional by not later than June 12, 2023 (or either of (i) September 12, 2023 or (ii) December 12, 2023, if extended (or further extended, as the case may be)) under the terms of the Transaction Agreement), or such earlier date as may be specified by the Irish Takeover Panel, or such later date as Amgen and Horizon may, subject to receiving the consent of the Irish Takeover Panel and the Irish High Court, in each case if required, agree. See the section of this proxy statement entitled “The Transaction Agreement — Conditions to the Closing of the Transaction” for further information.

4	CONSENTS AND SPECIAL MEETINGS

The Scheme Meeting is being held at the direction of the Irish High Court to seek the approval of the Scheme by Horizon Shareholders as of the Voting Record Time. The EGM is being convened to seek the approval of Horizon Shareholders as of the Voting Record Time with respect to certain resolutions that are necessary or desirable to effect and to implement the Scheme, as described below.

Whether or not a Horizon Shareholder votes in favour of the Scheme at the Scheme Meeting and/or votes in favour of the resolutions at the EGM, if the Scheme becomes effective all Horizon Shares will be transferred to

Acquirer Sub and/or its nominee(s) in accordance with the terms of the Scheme and Amgen will issue and deliver, or cause to be delivered the Scheme Consideration to the Horizon Shareholders.

Before the Irish High Court’s sanction of the Scheme can be sought, the Scheme will require approval by the Horizon Shareholders as of the Voting Record Time at the Scheme Meeting and the passing of the requisite resolutions at the EGM. The Scheme Meeting will start at 10:30 a.m. (Irish time) and the EGM will start at 10:45 a.m. (Irish time), or, if the Scheme Meeting has not concluded by 10:45 a.m. (Irish time), as soon as possible after the conclusion of the Scheme Meeting on February 24, 2023 (or any adjournment thereof).

Notices of the Scheme Meeting and the EGM are set out at the front of this proxy statement. Entitlement to notice of and/or to vote at each meeting will be determined by reference to the Register of Members at the Voting Record Time. See the sections of this proxy statement entitled “Part 1—The Transaction and the Special Meetings—The Special Meetings of Horizon’s Shareholders—Voting Your Ordinary Shares” and “Part 1—The Transaction and the Special Meetings—The Special Meetings of Horizon’s Shareholders—Voting Ordinary Shares Held in Street Name.”

As of the Voting Record Time, Horizon held 384,366 ordinary shares in treasury.

As of the Voting Record Time, exclusive of the Horizon Shares held in treasury, there were 228,391,421 Horizon Shares issued and outstanding and there were 21 registered members whose names appeared in the Register of Members.

4.1	Scheme Meeting

The Scheme Meeting has been convened for 10:30 a.m. (Irish time) on February 24, 2023 to enable the Scheme Shareholders to consider and, if thought fit, approve the Scheme. At the Scheme Meeting, voting will be by poll and not a show of hands, and each holder of Scheme Shares as of the Voting Record Time who is present (in person or by proxy) will be entitled to one vote for each Scheme Share held as of the Voting Record Time. In order to conduct business at the Scheme Meeting a quorum must be present. The presence (in person or by proxy) of shareholders holding not less than a majority of the issued and outstanding Scheme Shares, each being a holder of Scheme Shares as of the Voting Record Time, a proxy for a holder of Scheme Shares as of the Voting Record Time or a duly authorized representative of a corporate holder of Scheme Shares as of the Voting Record Time, will constitute a quorum for the transaction of business at the Scheme Meeting.

In order for the resolution at the Scheme Meeting to pass, it requires the approval at the Scheme Meeting by a majority in number of the Scheme Shareholders present and voting, either in person or by proxy, representing at least three-fourths (75%) in value of the Scheme Shares, voted at such meeting, either in person or by proxy.

It is important that, for the Scheme Meeting, as many votes as possible are cast so that the Irish High Court may be satisfied that there is a fair representation of the opinion of Scheme Shareholders as of the Voting Record Time when it is considering whether to sanction the Scheme. You are therefore strongly urged to complete and return your proxy card for the Scheme Meeting as soon as possible.

4.2	EGM

In addition to the Scheme Meeting, the EGM has been convened for 10:45 a.m. (Irish time) on February 24, 2023, or, if the Scheme Meeting has not concluded by 10:45 a.m. (Irish time), as soon as possible after the conclusion of the Scheme Meeting (or any adjournment thereof). A quorum must be present in order to conduct any business at the EGM. The presence (in person or by proxy) of Horizon Shareholders holding not less than a majority of the issued and outstanding Horizon Shares, each being a holder of Horizon Shares as of the Voting Record Time, a proxy for a holder of Horizon Shares as of the Voting Record Time or a duly authorized representative of a corporate holder of Horizon Shares as of the Voting Record Time, will constitute a quorum for the transaction of business at the EGM. The proposals to be voted upon by the Horizon Shareholders at the EGM are set out in full under the section of this proxy statement entitled “Part 1—The Transaction and the

Special Meetings—The Special Meetings of Horizon’s Shareholders.” The Articles of Association Resolution, as described therein, is a “special resolution,” which means that it requires the approval of at least seventy-five percent (75%) of the votes cast by the holders of Horizon Shares as of the Voting Record Time present and voting (in person or by proxy). The remaining resolutions are “ordinary resolutions,” which means that they require the approval of a majority of the votes cast by the holders of Horizon Shares as of the Voting Record Time present and voting (in person or by proxy). The Transaction is conditioned on the approval of the Scheme Approval Resolution and the Articles of Association Resolution. The Transaction is not conditioned on the approval of the Compensation Resolution or the Adjournment Resolution.

4.3	Horizon Court Hearing

Subject to the approval of the resolutions proposed at the special meetings (with the exception of the Compensation Resolution and the Adjournment Resolution to be proposed at the EGM) and the prior satisfaction of the Conditions (other than those Conditions which by their nature cannot be satisfied prior to the hearing by the Irish High Court of the application to sanction the Scheme), the Court Hearing is expected to take place in the first half of 2023. Each Horizon Shareholder is entitled to be represented by counsel or a solicitor (at his or her own expense), or to appear in person, at the Court Hearing to support or oppose the sanctioning of the Scheme.

4.4	Forms of Proxy

Horizon Shareholders as of the Voting Record Time are being sent a form of proxy card for the Scheme Meeting and the EGM. Scheme Shareholders are strongly urged to complete and return their proxy cards as soon as possible and, in any event, no later than 11:59 p.m. (Eastern time in the U.S.) on February 23, 2023. The proxy cards for the Scheme Meeting and the EGM may also be handed by a Horizon Shareholder to the Chairman of the Scheme Meeting or the EGM, as applicable, before the start of the applicable special meetings on February 24, 2023 and will still be valid.

4.5	Voting Your Ordinary Shares

Horizon Shareholders may vote by proxy or in person at each special meeting. Horizon recommends that Horizon Shareholders submit the proxy even if they plan to attend either or both special meetings. If a Horizon Shareholder votes by proxy, that Horizon Shareholder may change its vote, among other ways, if he, she or it attends and votes at the Scheme Meeting or the EGM, as applicable. Completion and return of a form of proxy will not preclude a Horizon Shareholder from attending and voting in person at the Scheme Meeting or the EGM, or any adjournments thereof, as applicable, if that Horizon Shareholder wishes to do so. Any alteration to the form of proxy must be initialed by the person who signs it.

If a Horizon Shareholder owns shares in his or her or its own name, such Horizon Shareholder is considered, with respect to those shares, the “shareholder of record.” If the Horizon Shareholder’s Horizon Shares are held in a stock brokerage account or by a bank or other nominee, such shareholder is considered the beneficial owner of shares held in “street name.”

Horizon shareholders of record may use the enclosed proxy cards to tell the person named as proxy how to vote such shareholder’s shares. The Horizon Shares listed on the Horizon shareholder of record’s proxy cards will include, if applicable, shares held in a book-entry account at Computershare Shareowner Services LLC, Horizon’s transfer agent.

If a Horizon Shareholder properly completes, signs and dates either or both proxy cards, the Horizon Shares held by such Horizon Shareholder will be voted in accordance with his, her or its instructions. The named proxies will vote all Horizon Shares at the meeting for which proxies have been properly submitted and not revoked. If a Horizon Shareholder signs and returns his, her or its proxy cards appointing the Chairman of the applicable special meeting as his, her or its proxy but does not mark the proxy card to tell the proxy how to vote on a voting item, such shares will be voted in respect of such voting item at the discretion of the Chairman of the Scheme Meeting or EGM, as the case may be.

Horizon Shareholders may also vote over the Internet at www.proxyvote.com or by telephone at 1-800-690-6903 anytime up to 11:59 p.m. (Eastern time in the U.S.) on February 23, 2023. Voting instructions are printed on the proxy cards or voting information form you received. Either method of submitting a proxy will enable your shares to be represented and voted at the special meetings. Horizon Shareholders may also hand their applicable completed and signed proxy cards to the Chairman of the applicable special meeting before the start of the applicable special meeting.

4.6	Voting Ordinary Shares Held in Street Name

If Horizon Shares are held in an account through a bank, broker or other nominee, the holder must likewise instruct the bank, broker or other nominee how to vote his, her or its shares by following the instructions that the bank, broker or other nominee provides to such holder along with this proxy statement. The bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote Horizon Shares, so Horizon Shareholders should carefully read the materials provided to them by their bank, broker or other nominee.

If a Horizon Shareholder who holds shares through a bank, broker or other nominee does not provide a signed voting instruction form to his, her or its bank, broker or other nominee, such shareholder’s shares will not be voted on any proposal on which the banks, brokers or other nominees do not have discretionary authority to vote. This is referred to as a “broker non-vote.” In these cases, the bank, broker or other nominee will not be able to vote a holder’s shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals at either special meeting.

Accordingly, if a Horizon Shareholder who holds shares through a bank, broker or other nominee fails to provide a signed voting instruction form to his, her or its bank, broker or other nominee, his, her or its shares held through such bank, broker or other nominee will not be voted at either special meeting.

5	STRUCTURE OF THE SCHEME

It is proposed that, pursuant to the provisions of the Scheme, all Scheme Shares will be transferred to Acquirer Sub and/or its nominee(s) in accordance with the terms of the Scheme. Please see the section of this proxy statement entitled “The Transaction Agreement—Structure of the Transaction.”

6	OPINION OF FINANCIAL ADVISOR TO HORIZON

Please see the section of this proxy statement entitled “The Transaction—Opinion of Morgan Stanley & Co. LLC.”

7	AMGEN’S INTENTIONS REGARDING HORIZON

Amgen believes there is a compelling strategic rationale for undertaking the Transaction, which would enable the Combined Group following Completion to deliver first-in-class medicines to many more patients suffering from serious illness. Amgen recognizes the skills, knowledge and experience of Horizon’s employees and is excited to work with them to further enhance the therapeutic offerings, and grow the value, of the Combined Group in the longer term.

In the period prior to the Completion, to the extent permitted by applicable antitrust rules, Amgen intends to engage with Horizon’s senior management in integration planning, involving a review of Horizon’s business. While the parameters of the review have not yet been finalized, Amgen expects that it will involve evaluating the best way in which to further develop, as part of the Combined Group following the Completion, the three existing strategic goals of Horizon, which are to (i) maximize the value of its on-market rare disease medicines through commercial execution and clinical investment, (ii) expand its R&D pipeline through significant internal investment and external business development and (iii) build a global presence in targeted international markets.

In addition, the review will also involve assessing how best to combine the operations of Amgen and Horizon in order to achieve some of the expected benefits of the Transaction (including the cost synergies described in “Part 1—The Transaction—Amgen’s Reasons for the Transaction”). The review would aim to identify and assess integration benefit opportunities, and to ascertain those areas in which a reduction in the number of employees of the Combined Group may be appropriate. Amgen has not yet carried out the review referred to above and, except as described below, has not reached any conclusions as to its likely outcome nor made any decisions in relation to specific actions that may be taken in relation to the integration of Amgen and Horizon.

Amgen understands the importance of innovation to Horizon’s business, and intends to continue to invest in and develop its R&D capabilities as part of the Combined Group following the Completion, with a view to ensuring in particular that Horizon’s existing pipeline of preclinical and clinical development programmes can continue to expand.

7.1	Management and Employees

Amgen attributes significant value to Horizon’s management and employees, whose ongoing contribution will be key to growing the value of the enlarged business of Amgen in the longer term.

Amgen will safeguard the existing employment rights, including pension rights, of Horizon management and employees in accordance with applicable law. Amgen does not envisage any material change in the conditions of employment of the management and employees of the Combined Group as a result of the Transaction. Under the Transaction Agreement, Amgen has given certain assurances in relation to the continuation of certain existing compensation and employment benefit arrangements of Horizon employees following the Transaction, further details of which are provided in “The Transaction Agreement – Employee Matters.”

While Amgen has not yet carried out the review of Horizon’s business referred to above and has not reached any conclusions as to its likely outcome or made any decisions in relation to any specific actions that may be taken as a result of this evaluation in relation to employees of the Combined Group, Amgen currently anticipates that there will be some operational and administrative restructuring of Horizon required following the Completion. This will also facilitate the integration of the two businesses as part of the Combined Group. In particular, certain central corporate and support functions, including those relating to Horizon’s status as a listed company, may no longer be required on a standalone basis or may be reduced in scope. No decisions have been made as to the number of employees or the roles and locations that may be affected. Amgen also currently anticipates that there may be opportunities for the Combined Group to realize cost efficiencies from leveraging Amgen’s global scale, systems and processes across various functions.

7.2	Headquarters, Locations of Business and Fixed Assets

Following the Completion, the global headquarters of the Combined Group will be located at Amgen’s current global headquarters in Thousand Oaks, California.

Amgen will, as part of its review of Horizon’s business referred to above, evaluate the consolidation of some or all of Horizon’s locations of business into Amgen’s global headquarters in Thousand Oaks, California and other locations of Amgen across the United States and worldwide, including functions currently undertaken at Horizon’s current global headquarters in Dublin.

No material changes are envisaged by Amgen with respect to the redeployment of Horizon’s fixed asset base.

7.3	Delisting and Deregistration of Horizon Shares

As further described in the section of this proxy statement entitled “Delisting and Deregistration of Horizon Shares,” following the consummation of the Transaction, Horizon Shares will be delisted from the Nasdaq Global Select Market and deregistered under the Exchange Act and will cease to be publicly traded.

7.4	Management Incentivization

As further described in the section of this proxy statement entitled “The Transaction Agreement—Employee Matters,” the Transaction Agreement generally requires Amgen to provide certain compensation that is no less favorable than immediately prior to the Effective Time and benefits that are in the aggregate no less favorable than similarly situated Amgen employees both for one (1) year following the Effective Time to all Horizon employees, including executive officers, who remain employed following the Effective Time. Otherwise, Amgen has not entered into, and has not had discussions or proposals to enter into, any form of incentivization arrangements, with members of Horizon’s management.

8	BOARD, MANAGEMENT AND EMPLOYEES

8.1	Generally

Upon the Scheme becoming effective, all of the non-executive directors of Horizon intend to resign from the Horizon Board and one or more persons nominated by Amgen will be appointed to the Horizon Board.

8.2	Indemnification and Insurance

Information in relation to existing and future indemnification and insurance arrangements to Horizon’s directors and executive officers is set out in paragraph 10.3 below.

8.3	Employment and Benefits Matters

From the Effective Time through the first anniversary of the Effective Time (the “Continuation Period”), Amgen will provide, or cause Acquirer Sub to provide (i) each continuing Horizon employee with a base salary or hourly rate no less favorable than as provided immediately prior to the Effective Time, (ii) each continuing Horizon employee with a target annual or quarterly cash bonus, incentive compensation (excluding any special, retention or one-time award opportunities) and commissions opportunities (as applicable) that are no less favorable than those provided immediately prior to the Effective Time and (iii) for continuing Horizon employees as a group, employee benefits that are no less favorable in the aggregate than those provided to similarly situated employees of Amgen and its subsidiaries. For purposes of clause (iii), any equity, defined benefit pension plans, non-qualified deferred compensation plans, retiree health or welfare benefits, post-termination health or welfare benefits and retention or change-in-control payments or awards will not be taken into account.

Amgen will cause Acquirer Sub to provide each continuing Horizon employee who experiences a termination of employment during the Continuation Period with severance, termination and similar benefits no less favorable than those to which such employee would have been entitled under any Horizon severance plan, policy, program, agreement or arrangement and in which such continuing Horizon employee was eligible to participate as of immediately prior to the Effective Time.

Amgen or any affiliate providing benefits will recognize continuing Horizon employees’ length of employment with Horizon and its subsidiaries for purposes of determining eligibility, vesting and level of benefits under their benefit plans providing benefits to continuing Horizon employees to the same extent and for the same purpose as such service was recognized under the corresponding Horizon benefit plans in which the continuing Horizon employee participated immediately prior to the Effective Time, except that length of employment will not be recognized (i) by any Amgen defined benefit pension plan, (ii) by any Amgen retiree medical plan or post-termination health or welfare benefit plan, (iii) by any Amgen benefit plan that is frozen or for which participation is limited to a grandfathered population or (iv) for any cash- or equity-based compensation arrangements, subject to limited exceptions. Service will not be credited if it would result in a duplication of benefits or compensation for the same period of service. Service will only be credited to the extent such service is credited for similarly situated Amgen employees.

Each continuing Horizon employee will be immediately eligible to participate, without any waiting time, in any and all Amgen benefit plans to the extent coverage under such Amgen benefit plan is replacing comparable coverage under an employee plan in which such continuing Horizon employee had already satisfied any such waiting period and participated immediately before the Effective Time (such plans, collectively, the “Old Plans”), and for purposes of each Amgen benefit plan providing medical, dental, pharmaceutical or vision benefits to any continuing Horizon employee, Amgen will use its reasonable best efforts to (1) cause all pre-existing condition exclusions and actively-at-work requirements of such Amgen benefit plan to be waived for such employee and his or her covered dependents, unless and to the extent the individual, immediately prior to entry in the Amgen benefit plans, was subject to such conditions under the comparable Old Plans and (2) to the extent not prohibited by the terms, or by any third party administrator, of any new benefit plan that is a fully insured medical, dental, pharmaceutical or vision benefit plan of Amgen or any affiliate, credit each continuing Horizon employee with all deductible payments, co-payments and other out-of-pocket expenses incurred by such continuing Horizon employee and his or her covered dependents under the medical, dental, pharmaceutical or vision benefit plans of Horizon prior to the closing of the Transaction during the plan year in which the closing of the Transaction occurs for the purpose of determining the extent to which such continuing Horizon employee has satisfied the deductible, co-payments or maximum out-of-pocket requirements applicable to such continuing Horizon employee and his or her covered dependents for such plan year under any new benefit plan that is a medical, dental, pharmaceutical or vision benefit plan of Amgen or its affiliates, as if such amounts had been paid in accordance with such plan (to the extent such credit would have been given under comparable Old Plans prior to the closing of the Transaction).

Prior to the Effective Time, if requested by Amgen in writing, Horizon must cause any United States tax-qualified defined contribution plan (collectively, the “Horizon 401(k) Plan”) to be terminated effective immediately prior to the Effective Time. In the event that Amgen requests that the Horizon 401(k) Plan be terminated, Horizon must provide Amgen with evidence that such plan has been terminated (the form and substance of which will be subject to review and approval by Amgen) not later than the day immediately preceding the Effective Time. Upon the distribution of the assets in the accounts under the Horizon 401(k) Plan to the participants, Amgen will permit the continuing Horizon employees who are then actively employed by Amgen or its subsidiaries to make rollover contributions of “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Internal Revenue Code of 1986, as amended (the “Code”)), in the form of cash, from the Horizon 401(k) Plan to the applicable tax-qualified defined contribution plans of Amgen or its subsidiaries.

In connection with the execution of the Transaction Agreement, Horizon took actions under the Horizon 2020 Employee Share Purchase Plan (the “ESPP”) and applicable laws to (i) limit participation in the ESPP to those employees who participated in the ESPP immediately prior to the execution and delivery of the Transaction Agreement, (ii) prevent participants from increasing their payroll deductions or purchase elections from those in effect immediately prior to the execution and delivery of the Transaction Agreement, (iii) ensure that, except for any offering period in existence under the ESPP on the date of the Transaction Agreement, no offering period will be authorized or commenced on or after the date of the Transaction Agreement, and no existing offering period will be extended and (iv) if the Effective Time will occur prior to the end of any offering period in existence under the ESPP on the date of the Transaction Agreement, cause the rights of participants in the ESPP with respect to any such offering period (and purchase period thereunder) then underway under the ESPP to be determined by treating the last business day prior to the Effective Time as the last day of such offering period and purchase period. Horizon must terminate the ESPP in its entirety effective as of the Effective Time, contingent upon the Effective Time. Prior to the Effective Time, Horizon must take all actions (including, if appropriate, amending the terms of the ESPP) that are necessary to give effect to the transactions contemplated by this paragraph.

9	HORIZON EQUITY AWARD HOLDERS

This section describes the treatment of Horizon equity awards. As is required under the Irish Takeover Rules, appropriate proposals will be made by Amgen to holders of Horizon share awards in connection with the Scheme.

Pursuant to the terms of the Transaction Agreement, the outstanding Horizon share awards will be treated as follows:

•

each Horizon option to purchase Horizon Shares (each an “Option”) that is outstanding as of immediately prior to the Effective Time (whether or not vested) shall be canceled and converted into the right to receive cash, without interest, in an amount equal to (a) the total number of Horizon Shares subject to such Option immediately prior to the Effective Time, multiplied by (b) the excess of (i) $116.50 over (ii) the exercise price payable per Horizon Share under such Option;

•

each Horizon restricted stock unit award subject to time-based vesting (each an “RSU” or a “Horizon RSU”) that is outstanding as of immediately prior to the Effective Time (whether or not vested) shall (a) if granted to a non-employee member of the Horizon board of directors (the “Horizon Board”) or held by a person who, as of the completion of the Transaction, is a former service-provider of Horizon, be canceled and converted into the right to receive cash, without interest, in an amount equal to (i) the total number of Horizon Shares subject to such RSU immediately prior to the Effective Time multiplied by (ii) $116.50 and (b) if not granted to an individual described in clause (a) above, be canceled and converted into a restricted stock unit (each an “Amgen RSU”) denominated in shares of Amgen’s common stock, par value $0.0001 per share (“Amgen common stock”). The number of shares of Amgen common stock subject to each such Amgen RSU shall be equal to the product (rounded down to the nearest whole number) of (a) the total number of shares subject to such RSU immediately prior to the Effective Time multiplied by (b) (i) $116.50 divided by (ii) the volume weighted average of the per share closing price of Amgen common stock on the Nasdaq Global Select Market for five trading days ending on the second business day prior to the Completion. Following the Effective Time, each Amgen RSU shall continue to be governed by the same terms and conditions (including vesting terms) as were applicable to such Horizon RSU immediately prior to the Effective Time; and

•

each Horizon restricted stock unit award with performance-based vesting or delivery requirements (each a “PSU” or a “Horizon PSU”) that is outstanding as of immediately prior to the Effective Time (whether or not vested) shall be canceled and converted into the right to receive cash, without interest, in an amount equal to (i) the total number of Horizon Shares issuable upon settlement of such PSU as determined, in accordance with the terms of such PSU, by the compensation committee of the Horizon Board prior to the Effective Time multiplied by (ii) $116.50.

The ESPP allows Horizon’s regular full-time employees, including Horizon’s executive officers, to purchase Horizon Shares at the lower of: (i) 85% of the fair market value on the Offering Date (as defined in the ESPP); or (ii) 85% of the fair market value on the applicable Purchase Date (as defined in the ESPP), with the objective of allowing employees to profit when the value of Horizon Shares increases over time.

The most recent purchase date under the current ESPP offering occurred on December 1, 2022, and the next Purchase Date under the current Offering (as defined in the ESPP) is scheduled to occur on June 1, 2023. Under the terms of the Transaction Agreement, (i) following the date of the Transaction Agreement, participation shall be limited to those employees who participated in the ESPP immediately prior to the execution and delivery of the Transaction Agreement, (ii) no participant may increase the percentage of his or her payroll deduction election from the percentage in effect on the date of the Transaction Agreement, (iii) no new Offering shall be authorized or commence on or after the date of the Transaction Agreement, (iv) the last day and final Purchase Date of the current Offering under the ESPP shall be the earlier of (x) the last business day prior to the Effective Time or (y) June 1, 2023 and (v) the ESPP shall terminate as of the Effective Time, contingent upon the occurrence of the Effective Time.

Pursuant to Horizon’s Employee Severance Benefit Plan (the “Severance Plan”), a qualifying termination of employment is defined as (i) a voluntary resignation under the terms of a reduction in force or (ii) an involuntary termination other than for “cause” or for performance reasons. In the event of a qualifying termination within eighteen (18) months following a change in control, employees covered by the Severance Plan are eligible to receive full acceleration of vesting for outstanding unvested time-based equity awards. In order to receive the vesting acceleration, or any other benefits under the Severance Plan, an employee is also required to execute a release of claims in favor of Horizon.

10	HORIZON DIRECTORS & EXECUTIVE OFFICERS AND THE EFFECT OF THE SCHEME ON THEIR INTERESTS

10.1	Interests of Certain Persons in the Transaction

In considering the recommendation of the Horizon Board with respect to the Transaction Agreement, you should be aware that some of Horizon’s directors and executive officers have interests in the Transaction that are in addition to, or different from, any interests of Horizon Shareholders generally. These interests are described in more detail below, and, with respect to the named executive officers of Horizon, are quantified in the table below. The Horizon Board was aware of these interests and considered them when it adopted the Transaction Agreement and approved the Transaction.

Treatment of Equity Awards

Equity awards held by Horizon’s directors and executive officers will be treated in the Transaction as set forth in paragraph 9 above.

The following table sets forth (i) the number of Horizon Shares underlying the Horizon Options, Horizon RSUs and Horizon PSUs, whether vested or unvested, held by each Horizon executive officer and director as of January 13, 2023, the latest practicable date to determine these numbers before the filing of this proxy statement and (ii) the value of such equity awards as of such date, determined in each case by multiplying (a) the number of Horizon Shares subject to the Horizon equity award (assuming, in the case of Horizon PSUs, performance at target levels) by (b) $116.50, less the applicable exercise price for Options. For information regarding the beneficial ownership of Horizon Shares held by each of Horizon’s directors and named executive officers and all of Horizon’s directors and executive officers as a group, see the section of this proxy statement entitled “Security Ownership of Management and Certain Beneficial Owners.” Each of Horizon’s directors and executive officers shall be entitled to receive, for each Horizon Share he or she holds, the same consideration in the same manner as other Horizon Shareholders shall receive for a Horizon Share in connection with the Transaction. In addition, for information regarding the treatment in connection with the Transaction of the purchase rights granted to Horizon’s executive officers under the ESPP, see the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction—Treatment of Purchase Rights Under the Employee Share Purchase Plan”.

Name	Options (#)	Value ($)	Horizon RSUs (#)	Value ($)	Horizon PSUs (#)	Value ($)
Directors
William F. Daniel	108,240	$11,065,800	3,913	$455,865	—	$—
Michael Grey	114,954	$11,560,269	3,913	$455,865	—	$—
Jeff Himawan, Ph.D.	86,406	$8,797,501	3,913	$455,865	—	$—
Susan Mahony, Ph.D.	—	$—	3,913	$455,865	—	$—
Gino Santini	114,954	$11,560,269	3,913	$455,865	—	$—
James Shannon, M.D.	52,161	$5,386,883	3,913	$455,865	—	$—
H. Thomas Watkins	154,954	$15,728,669	3,913	$455,865	—	$—
Pascale Witz	84,393	$8,749,003	3,913	$455,865	—	$—
Executive Officers(1)
Timothy P. Walbert	2,392,565	$215,218,933	155,417	$18,106,081	241,125	$28,091,063
Brian K Beeler	—	$—	—	$—	—	$—
Sean M. Clayton	—	$—	65,384	$7,617,236	22,997	$2,679,151

Name	Options (#)	Value ($)	Horizon RSUs (#)	Value ($)	Horizon PSUs (#)	Value ($)
Aaron L. Cox	—	—	48,181	$5,613,087	72,413	$8,436,115
Michael A. DesJardin	4,372	$435,863	45,459	$5,295,794	70,935	$8,263,928
Paul W. Hoelscher	—	—	17,991	$2,095,952	32,012	$3,729,398
Barry J. Moze	162,181	$15,303,339	9,314	$1,085,081	25,611	$2,983,682
Andy Pasternak	—	—	50,510	$5,884,415	78,814	$9,181,831
Jeffrey W. Sherman, M.D. FACP	164,469	$15,519,295	40,407	$4,707,416	63,053	$7,345,675
Elizabeth H.Z. Thompson, Ph.D.	—	—	39,637	$4,617,711	42,122	$4,907,213

(1)

Paul W. Hoelscher, Barry J. Moze and Brian K. Beeler were named executive officers for Horizon’s most recently completed fiscal year. All three have terminated their employment prior to the date on which the Transaction Agreement was executed. Messrs. Hoelscher and Moze have outstanding Horizon share awards and Mr. Beeler has no outstanding Horizon share awards.

Treatment of Purchase Rights Under the Employee Share Purchase Plan

The ESPP allows Horizon’s regular full-time employees, including Horizon’s executive officers, to purchase up to $25,000 per year of Horizon Shares at the lower of: (i) 85% of the fair market value on the applicable Offering Date (as defined in the ESPP); or (ii) 85% of the fair market value on the applicable purchase date, with the objective of allowing employees to profit when the value of Horizon Shares increases over time.

The most recent Purchase Date under the current ESPP Offering occurred on December 1, 2022, and the next Purchase Date under the current ESPP Offering is scheduled to occur on June 1, 2023. Under the terms of the Transaction Agreement, (i) following the date of the Transaction Agreement, participation has been and will be limited to those employees who participated in the ESPP immediately prior to the date of the Transaction Agreement, (ii) no participant has been or will be allowed to increase the percentage of his or her payroll deduction election from the percentage in effect on the date of the Transaction Agreement, (iii) no new ESPP Offering will be authorized or commence on or after the date of the Transaction Agreement, (iv) the last day and final purchase date of the current ESPP Offering will be the earlier of (x) the last business day prior to the Effective Time or (y) June 1, 2023, and (v) the ESPP shall terminate as of the Effective Time, contingent upon the occurrence of the Effective Time.

Severance Entitlements

Each Horizon executive officer is a party to an executive employment agreement with Horizon or a related corporation, which provides for the severance benefits described below if Horizon terminates an executive officer’s employment without “cause,” or if the executive officer terminates his or her employment for “good reason” (such terms as defined in the employment agreement and each such termination, a “qualifying termination”). In the event of a qualifying termination within three (3) months prior to or eighteen (18) months following a change in control (including the Transaction), the executive is entitled to receive: (i) a severance payment equal to the executive’s base salary then in effect, payable in substantially equal installments over eighteen (18) months (or thirty-six (36) months in the case of Mr. Walbert); (ii) a lump sum payment equal to a severance multiple of the executive’s target annual bonus for the year of termination; (iii) in the event the executive officer timely elects continued coverage, reimbursement of premiums to continue benefits coverage under the Consolidated Omnibus Reconciliation Act of 1985, as amended (COBRA), for up to eighteen (18) months (or thirty-six (36) months in the case of Mr. Walbert) and (iv) full acceleration of time-based vesting equity awards. The severance multiples are three (3) for Mr. Walbert and one and one half (1.5) for the other executive officers.

As provided under their employment agreements, in the event of a termination of employment due to death or disability, each executive officer is entitled to receive a pro-rata bonus for the performance period in which the termination occurs, based on actual performance through the date of termination, and payable in a single lump sum within thirty (30) days after termination.

All severance benefits (other than due to death or complete disability) provided to Horizon’s executive officers pursuant to their employment agreements are contingent upon the executive’s execution of a standard release of claims in Horizon’s favor.

Retention Bonuses

In December 2022, Horizon granted retention bonus awards to certain employees, including two executive officers: Elizabeth H.Z. Thompson, Horizon’s Executive Vice President, Research and Development, and Sean Clayton, Horizon’s Executive Vice President, General Counsel. The aggregate amount of such retention bonus awards granted to all employees (including those awarded to Dr. Thompson and Mr. Clayton) was $20 million. Such retention bonus awards are payable in two installments (i) fifty percent (50%) upon the Completion Date and (ii) the remaining fifty percent (50%) on the six (6) month anniversary of the Completion Date, subject in each case to continued employment through such date (provided that certain employees, including Dr. Thompson and Mr. Clayton, instead received payment of their bonus awards in December 2022, subject to a claw-back right that lapses in accordance with the same conditions). In the event of a recipient employee’s (i) termination without “cause,” (ii) termination due to death or disability or (iii) resignation for “good reason” (each as defined in the agreements governing such retention bonuses) at any time while a portion of the retention bonus award or the claw-back right, as applicable, is outstanding, such outstanding portion of the retention bonus award shall vest and be paid, or the remaining claw-back right will lapse, as applicable, in connection with such termination or resignation.

Short-term Acceleration of Certain Payments

In December 2022, Horizon took the following steps to eliminate or mitigate the potential impact of Section 280G of the Code on past or future payments to certain executive officers: accelerating into December 2022 (a) the vesting and settlement of RSU awards and/or PSU awards that would otherwise have vested and settled in January 2023 and/or (b) the payment of annual bonus amounts in respect of fiscal year 2022.

Make-Whole Payments

Horizon intends to enter into tax reimbursement agreements with certain employees, including certain executive officers (excluding the Chief Executive Officer or other named executive officers), pursuant to which Horizon would agree to make tax reimbursement payments to such employees to the extent such employees are subject, in connection with the transactions, to an excise tax imposed by Section 4999 of the Code in an amount that generally shall place them in the same after-tax position that they would have been in if no excise tax had applied and no tax reimbursement payment had been made. Under the terms of the Transaction Agreement, the maximum potential tax reimbursement payments to all affected employees shall not exceed $30 million in the aggregate. The amount of any such tax reimbursement payment and the employees who receive tax reimbursement shall be based on a number of factors, including the aggregate reimbursement limit described above, and is uncertain as of the date of this proxy statement.

Employee Benefits Matters

As further described in the section of this proxy statement entitled “The Transaction Agreement—Employee Matters,” the Transaction Agreement generally requires Amgen to provide certain compensation that is no less favorable than immediately prior to the Effective Time and benefits that are in the aggregate no less favorable than similarly situated Amgen employees both for one (1) year following the Effective Time to all Horizon employees, including executive officers, who remain employed following the Effective Time.

Director and Officer Indemnification Insurance

Pursuant to the terms of the Transaction Agreement, Horizon’s directors and officers shall be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability and fiduciary liability insurance policies following the Transaction. Such indemnification and insurance coverage is further described in paragraph 10.3.

10.2	Continuing Directors

Upon the Scheme becoming effective, all of the directors of Horizon intend to resign from the Horizon Board and one or more persons nominated by Amgen will be appointed to the Horizon Board.

10.3	Indemnification and Insurance

Horizon is party to indemnification agreements with each of its directors and executive officers that require Horizon, among other things, to indemnify the directors and executive officers against certain liabilities that may arise by reason of their status or service as directors or officers, to the extent permitted by law. In addition, pursuant to the terms of the Transaction Agreement, certain directors and officers of Horizon will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability and fiduciary liability insurance policies following the Transaction. Such indemnification and insurance coverage is further described in the Transaction Agreement.

10.4	Quantification of Payments and Benefits to Horizon’s Named Executive Officers

The table below sets forth the information required by Item 402(t) of Regulation S-K regarding the amount of payments and benefits that each of Horizon’s named executive officers may receive in connection with the Transaction. While Brian K. Beeler, Horizon’s former Executive Vice President and General Counsel, was a named executive officer for Horizon’s most recently completed fiscal year, he terminated employment prior to the date on which the Transaction Agreement was executed and is not entitled to any payments or benefits that are based on or otherwise relate to the Transaction. In addition, Barry J. Moze, Horizon’s former Executive Vice President and Chief Administrative Officer, and Paul W. Hoelscher, Horizon’s former Executive Vice President and Chief Financial Officer, were each named executive officers for Horizon’s most recently completed fiscal year. Although Mr. Moze and Mr. Hoelscher each terminated employment prior to the date on which the Transaction Agreement was executed, each still holds outstanding Horizon share awards and are entitled to certain equity vesting acceleration that is based upon or otherwise relates to the Transaction.

Assumptions

Unless otherwise noted, the estimates set forth in the table below assume the following:

•	the value of the vesting acceleration of the named executive officer’s unvested Horizon awards is calculated using the Scheme Consideration;

•	the effective time of the Transaction occurs on June 12, 2023 (which is the assumed date solely for purposes of this golden parachute compensation disclosure);

•	the consummation of the Transaction constitutes a change in control for purposes of the applicable compensation plan or agreement;

•	the named executive officer’s base salary and target bonus will remain unchanged from those in place on January 13, 2023;

•	the named executive officer’s outstanding equity award holdings will remain unchanged from those in place on January 13, 2023 through the assumed effective time of the Transaction;

•

each named executive officer (other than Messrs. Beeler, Hoelscher, or Moze, each of whom previously terminated his employment) experiences a termination without cause or resigns with good reason immediately following completion of the Transaction; and

•	for purposes of unvested Horizon PSUs as of the anticipated effective time of the Transaction, achievement of the applicable performance goals at the target level of performance.

The amounts set forth in the table below are based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including assumptions above and described in footnotes to the table. The amounts below do not reflect certain compensation actions that may occur before the Effective Time. The actual amounts payable to Horizon’s named executive officers, if any, will depend on whether the named executive officer incurs a qualifying termination, the date of termination of the named executive officer’s employment (if applicable), the closing date of the Transaction, the value of shares of Amgen common stock on the termination date, the manner of termination and the terms of the plans or agreements in effect at such time.

Golden Parachute Compensation

Name	Cash ($)(1)	Equity ($)(2)	Pension/ NQDC ($)(3)	Perquisites/ Benefits ($)(4)	Total ($)
Timothy P. Walbert	$9,057,044	$46,197,143	$—	$78,827	$55,333,014
Brian K. Beeler	$—	$—	$—	$—	$—
Paul W. Hoelscher	$—	$5,825,350	$—	$—	$5,825,350
Barry J. Moze	$—	$4,068,763	$—	$—	$4,068,763
Andy Pasternak	$1,846,577	$15,066,246	$—	$39,414	$16,952,237
Jeffrey W. Sherman, M.D., FACP	$1,503,406	$12,053,090	$—	$27,270	$13,583,766

(1)

The cash payments to Mr. Walbert consist of (a) base salary continuation for a period of thirty-six (36) months following his termination and (b) a lump sum cash payment equal to three (3) times his target annual bonus amount as of the date of termination.

The cash payments to each other named executive officer consist of (a) base salary continuation for a period of eighteen (18) months following the named executive officer’s termination and (b) a lump sum cash payment equal to 1.5 times the named executive officer’s target annual bonus amount as of the date of termination.

The cash severance payments are “double-trigger” benefits that would be payable upon a termination without cause or resignation with good reason that occurs, in each case, during the three (3) months prior to or eighteen (18) months following the Effective Time. For more information, please see the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction—Severance Entitlements.”

Name	Severance Payment – Base Salary ($)	Severance Payment – Target Annual Bonus ($)
Timothy P. Walbert	$3,937,845	$5,119,194
Brian K. Beeler	$—	$—
Paul W. Hoelscher	$—	$—
Barry J. Moze	$—	$—
Andy Pasternak	$1,086,222	$760,355
Jeffrey W. Sherman, M.D., FACP	$939,629	$563,777

(2)

The amounts in this column represent the cash value of (i) the “single-trigger” vesting acceleration that the named executive officer shall receive with respect to his unvested Horizon PSUs, pursuant to the terms of the Transaction Agreement, as further described in the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction—Treatment of Equity Awards” and (ii) the

“double-trigger” vesting acceleration the named executive officer may become entitled to receive with respect to their Horizon RSUs upon a termination without cause or resignation with good reason that occurs, in each case, during the three (3) months prior to or eighteen (18) months following the Completion Date, as further described in the section of this proxy statement entitled “The Transaction—Interests of Certain Persons in the Transaction—Severance Entitlements” (other than with respect to Mr. Hoelscher and Mr. Moze, as further described below in this paragraph). All Options held by Horizon’s named executive officers are fully vested and therefore will not be subject to any “single-trigger” vesting acceleration. Mr. Hoelscher is currently providing advisory services to Horizon and Horizon may terminate his advisory services without cost or liability after May 16, 2023 at which time the vesting of his RSUs would accelerate in full. Mr. Moze’s RSU vesting acceleration will be “single-trigger” pursuant to the terms of the Transaction Agreement. The estimated value of each such benefit is shown in the table below.

Name	Options ($)	RSUs ($)	PSUs ($)	Total ($)
Timothy P. Walbert	$—	$18,106,081	$28,091,063	$46,197,143
Brian K. Beeler	$—	$—	$—	$—
Paul W. Hoelscher	$—	$2,095,952	$3,729,398	$5,825,350
Barry J. Moze	$—	$1,085,081	$2,983,682	$4,068,763
Andy Pasternak	$—	$5,888,415	$9,181,831	$15,066,246
Jeffrey W. Sherman, M.D., FACP	$—	$4,707,416	$7,345,675	$12,053,090

(3)

None of Horizon’s named executive officers is eligible to receive any non-qualified deferred compensation plan enhancements in connection with the Transaction or a termination of employment following the Transaction. Any non-qualified deferred compensation account balances under Horizon’s non-qualified deferred compensation plan shall be paid within ninety (90) days following the Transaction. None of Horizon’s named executive officers participates in a defined benefit pension plan.

(4)

The amounts in this column represent the estimated value of continued health benefits (medical, dental and vision) for Mr. Walbert for thirty-six (36) months and for each other named executive officer for eighteen (18) months. Benefits continuation is a “double-trigger” benefit payable only upon a termination without cause or resignation with good reason that occurs, in each case, during the three (3) months prior to or eighteen (18) months following the Effective Time.

11	TAXATION

This is a summary of the principal Irish tax considerations for certain beneficial owners of Horizon Shares who receive cash under the Scheme based on Irish taxation laws and the practices of the Irish Revenue Commissioners currently in force in Ireland (which may be subject to change). It deals with Horizon Shareholders who beneficially own their Horizon Shares as an investment. Particular rules not discussed below may apply to certain classes of taxpayers holding Horizon Shares, such as dealers in securities, collective investment schemes, insurance companies, trusts etc. The summary does not constitute tax or legal advice and the comments below are of a general nature only. Holders of Horizon Shares should consult their professional advisers on the tax implications of the Scheme under the laws of their country of residence, citizenship and / or domicile. If you are in doubt as to your tax position or are subject to tax in a jurisdiction other than Ireland, you should consult an appropriate professional adviser without delay.

Taxation of Chargeable Gains

The current rate of tax on chargeable gains in Ireland is thirty-three percent (33%).

Non-resident shareholders

Horizon Shareholders that are neither resident nor ordinarily resident in Ireland for Irish tax purposes should not be liable for Irish capital gains tax, referred to as “Irish CGT,” on the disposal of their Horizon Shares pursuant to the Scheme unless such shares were used in or for the purposes of a trade carried on by the Horizon Shareholder in Ireland through a branch or agency, or were used or held or acquired for use by or for the purposes of the branch or agency.

A Horizon Shareholder who is an individual and who is temporarily non-resident in Ireland may, under Irish anti-avoidance legislation, still be liable to Irish CGT on any chargeable gain realized on the disposal of their Horizon Shares during the period in which the individual is a non-resident.

Irish resident shareholders

Horizon Shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes or that have used their Horizon Shares in or for the purposes of a trade carried on by the Horizon Shareholder in Ireland through a branch or agency, or whose Horizon Shares were used or held or acquired for use by or for the purposes of such a branch or agency (each an “Irish Holder”) will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT on the disposal of their Horizon Shares pursuant to the Scheme.

For the purpose of Irish CGT an Irish Holder should be treated as having made a disposal of their Horizon Shares for consideration of an amount equal to the cash received pursuant to the Scheme. This may, subject to the Irish Holder’s individual circumstances and any available exemption or relief, give rise to a chargeable gain (or allowable loss) for the purposes of Irish CGT.

Any gain or loss will be calculated by reference to the difference between the amount of cash received and the Irish Holder’s Irish CGT base cost in their Horizon Shares plus incidental acquisition and disposal expenses.

Where proceeds are received in a currency other than Euro, they must be translated into Euro amounts using the foreign exchange rate on the date of the disposal to calculate the amount of the chargeable gain or allowable loss. Similarly, acquisition or disposal costs denominated in a currency other than Euro must be translated at the date of acquisition or disposal into Euro amounts.

The amount of Irish CGT, if any, payable as a consequence of the disposal of the Horizon Shares by an Irish Holder pursuant to the Scheme will depend on his or her own personal tax position. In the case of individuals, an annual exemption from Irish CGT applies (EUR (€) 1,270 for 2022). This annual exemption is not available to companies. Irish Holders are required, under Ireland’s self-assessment system, to file a tax return reporting any chargeable gains arising to them in a particular year.

Irish Holders that realize a loss on the disposal of their Horizon Shares will generally be entitled to offset such capital losses against chargeable gains realized from other sources in determining their liability to Irish CGT. Capital losses which remain unrelieved in a year may generally be carried forward and applied against chargeable gains realized in future years.

Stamp Duty

No Irish stamp duty should be payable by a Horizon Shareholder in relation to the disposal of their Horizon Shares for cash pursuant to the Scheme.

Any holder of Horizon Shares who has any doubt about his or her own taxation position or who is subject to taxation in any jurisdiction other than Ireland is strongly recommended to consult his or her independent professional adviser immediately.

Please refer to the section of this proxy statement entitled “Material Tax Consequences of the Proposed Transaction” for a description of the material U.S. and Irish tax consequences of the Transaction.

12	SETTLEMENT, DELISTING AND DEALINGS

Following the consummation of the Transaction, Horizon Shares will be delisted from Nasdaq Global Select Market and deregistered under the Exchange Act. The last day of dealings in Horizon Shares on the Nasdaq Global Select Market is currently expected to be on or about the effective date. No transfers of Horizon Shares (other than transfers to Acquirer Sub and/or its nominee(s)) will be registered after the Scheme Record Time.

Amgen will appoint the Paying Agent to effect the technical implementation of the settlement of the Scheme Consideration to Horizon Shareholders.

Following the Effective Time, it is intended that Horizon will be re-registered as a private company limited by shares.

12.1	Scheme Consideration

Subject to the Scheme becoming effective, settlement of the consideration to which any Horizon Shareholder is entitled under the Transaction will be effected within fourteen (14) days of the effective date whereupon the Paying Agent appointed by Amgen will deliver, or cause to be delivered the cheques for the Scheme Consideration to the persons entitled thereto, unless otherwise properly directed by the person entitled thereto.

12.2	General

(a)

Amgen has confirmed that, except as provided for in the Scheme or otherwise with the consent of the Panel, any payment to which a Horizon Shareholder is entitled to receive from Amgen will be implemented in full without regard to any lien, right of set-off, counterclaim or other analogous right to which Amgen may be, or claim to be, entitled against any such Horizon Shareholder.

(b)	All documents and remittances sent to Horizon Shareholders (or in accordance with their directions) will be dispatched at their own risk.

It is intended that all cheques issued by the Paying Agent will be drawn on a clearing bank in the United States.

12.3	Certain Effects of the Scheme

At the Completion, which is expected in the first half of 2023, Horizon will become a wholly owned subsidiary of Amgen.

13	OVERSEAS SHAREHOLDERS

As regards overseas shareholders of Horizon (“Overseas Shareholders”), the Transaction may be affected by the laws of the relevant jurisdictions. Such Overseas Shareholders should inform themselves about and observe any applicable legal requirements. It is the responsibility of Overseas Shareholders to satisfy themselves as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.

This explanatory statement has been prepared for the purposes of complying with the laws of Ireland and the United States and the Irish Takeover Rules and the rules of the SEC, respectively (to the extent applicable), and the information disclosed may be different from that which would have been disclosed if this document had been prepared in accordance with the laws of jurisdictions outside Ireland and the United States.

Overseas Shareholders are encouraged to consult their local tax advisor.

14	ACTION TO BE TAKEN

Please refer to the section of this proxy statement entitled “Part 1—The Transaction and the Special Meetings—The Special Meetings of Horizon’s Shareholders” for a summary of the actions to be taken.

15	FURTHER INFORMATION

The terms of the Scheme are set out in full in Part 3—The Scheme of Arrangement of this proxy statement. Your attention is drawn to the conditions and further terms of the Transaction set out in the remaining parts of this proxy statement, all of which form part of this proxy statement.

PART 3—THE SCHEME OF ARRANGEMENT

THE SCHEME OF ARRANGEMENT

THE HIGH COURT, 2023 No. 5 COS

IN THE MATTER OF

HORIZON THERAPEUTICS PLC

AND IN THE MATTER OF

THE COMPANIES ACT 2014

SCHEME OF ARRANGEMENT

(UNDER CHAPTER 1 OF PART 9 OF THE COMPANIES ACT 2014)

BETWEEN

HORIZON THERAPEUTICS PLC

AND

THE HOLDERS OF THE SCHEME SHARES

(AS HEREINAFTER DEFINED)

PRELIMINARY

A.	In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Acquirer Sub”	Pillartree Limited, a private limited company incorporated under the laws of Ireland (with registration number: 730855) having its registered office at 6th Floor, 2 Grand Canal Square, Dublin 2, D02 A342, Ireland and a wholly owned Subsidiary of Amgen;

“Amgen”	Amgen Inc., a Delaware corporation;

“Amgen Group”	Amgen and all its Subsidiaries from time to time;

“Antitrust Law”	the Sherman Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914, the HSR Act and all other federal, state and foreign applicable Laws in effect from time to time that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolisation or restraint of trade;

“Business Day”	any day other than a Saturday, a Sunday or a day on which banks in Ireland or in New York are authorised or required by applicable Laws to be closed;

“Circular”	the proxy statement dated January 23, 2023 sent to Horizon Shareholders (and for information only, to Equity Award Holders) of which this Scheme forms a part;

“Companies Act”	the Companies Act 2014, as amended;

“Conditions”	the conditions to the Scheme and the Transaction set out in Appendix 3 of the Rule 2.7 Announcement and “Condition” means any one of the Conditions;

“Court Hearing”	the hearing by the Irish High Court of the motion to sanction the Scheme under Section 453 of the Companies Act;

“Court Order”	the order or orders of the Irish High Court sanctioning the Scheme under Section 453 of the Companies Act;

“Designated Shares”	any (i) Horizon Shares held from time to time by Amgen, any other member of the Amgen Group and / or any nominee of any member of the Amgen Group and (ii) any Treasury Shares;

“Effective Date”	the date on which the Scheme becomes effective in accordance with clause 7 of this Scheme of Arrangement;

“Effective Time”	the time on the Effective Date at which the Scheme becomes effective in accordance with clause 7 of this Scheme of Arrangement;

“EGM”	the extraordinary general meeting of Horizon Shareholders (and any adjournment thereof) to be convened in connection with the Scheme on February 24, 2023 at 10:45 a.m. (Irish time) or, if later, immediately after the conclusion of the Scheme Meeting (it being understood that if the Scheme Meeting is adjourned, the EGM shall be correspondingly adjourned);

“End Date”	means June 12, 2023; provided, however, that in the event that on the original End Date, one or more of paragraphs 3.1, 3.2 or 3.3 of the Conditions (with respect to paragraph 3.3, only if the failure of such Condition to have been satisfied as of such date is an Order or Law under any Antitrust Law or Foreign Investment Law in connection with or in respect of any matter involving Antitrust Law or Foreign Investment Law) have not been satisfied, and on such date, all of the other Conditions (other than (a) the paragraphs 2.3 and 2.4 of the Conditions or (b) any other Condition that by its nature can only be satisfied on the Effective

Date) have been satisfied or waived (or remain capable of being satisfied or waived), then the End Date shall be automatically extended without further action by the Parties until September 12, 2023 (the “First Extended End Date”) (and in the case of such extension, any reference to the End Date in this Scheme shall be a reference to the First Extended End Date); provided, further, that in the event that on the First Extended End Date, one or more of paragraphs 3.1, 3.2 or 3.3 of the Conditions (with respect to paragraph 3.3, only if the failure of such Condition to have been satisfied as of such date is an Order or Law under any Antitrust Law or Foreign Investment Law in connection with or in respect of any matter involving Antitrust Law or Foreign Investment Law) have not been satisfied, and on such date, all of the other Conditions (other than (a) the Conditions set out in paragraphs 2.3 and 2.4 of the Conditions or (b) any other Condition that by its nature can only be satisfied on the Effective Date) have been satisfied or waived (or remain capable of being satisfied or waived), then the First Extended End Date shall be automatically extended without further action by the Parties until December 12, 2023 (the “Second Extended End Date”) (and in the case of such extension, any reference to the End Date in this Scheme shall be a reference to the Second Extended End Date);

“Equity Award Holders”	holders of certain equity awards issued by Horizon;

“Foreign Investment Laws”	all applicable Laws (other than Antitrust Laws) in effect from time to time that are designed or intended to prohibit, restrict or regulate actions by foreigners to acquire interests in or control over domestic equities, securities, entities, assets, land or other holdings for reasons of national security or other public policy;

“Forms of Proxy”	the BLUE form of proxy for the Scheme Meeting and the YELLOW form of proxy for the EGM, as the context may require;

“Governmental Entity”	any United States, Irish or other foreign or supranational, federal, state or local governmental commission, board, body, division, ministry, political subdivision, bureau or other regulatory authority or agency, including courts and other judicial bodies, or any competition, antitrust, foreign investment or supervisory body, central bank, public international organization or other governmental, trade or regulatory agency or body, securities exchange or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction, including, the Irish Takeover Panel, the Irish High Court and the SEC;

“Holder”	in relation to any Horizon Share, the Member whose name is entered in the Register of Members as the holder of that share and “Joint Holders” means the Members whose names are entered in the Register of Members as the joint holders of that share and includes any person(s) entitled by transmission;

“Horizon”	Horizon Therapeutics plc, a public limited company incorporated under the laws of Ireland (with registration number 507678) having its registered office at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland;

“Horizon Shareholders”	Holders of Horizon Shares;

“Horizon Shares”	the ordinary shares issued in the capital of Horizon with a nominal value of US$0.0001 per share;

“HSR Act”	the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976;

“Irish High Court”	the High Court of Ireland;

“Laws”	any federal, state, local, foreign or supranational law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, executive order or agency requirement of any Governmental Entity;

“Members”	the members of Horizon as entered in its Register of Members at any relevant date, and “Member” will be interpreted accordingly;

“Order”	any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Entity or arbitrator (in each case, whether temporary, preliminary or permanent);

“Parties”	Horizon, Amgen and Acquirer Sub, and “Party” shall mean Horizon, Amgen or Acquirer Sub (as the context requires);

“Paying Agent”	the bank or trust company appointed by Amgen and Acquirer Sub (and reasonably acceptable to Horizon) to act as paying agent for the payment of the Scheme Consideration;

“Register of Members”	the register of members maintained by Horizon pursuant to the Companies Act;

“Registrar of Companies”	the Registrar of Companies in Dublin, Ireland (being the “Registrar” as defined in Section 2 of the Companies Act);

“Restricted Jurisdiction”	any jurisdiction in relation to which Horizon, Amgen or Acquirer Sub (as the case may be) is advised that, the release, publication or distribution of the Circular or related Forms of Proxy in whole or in part would or might infringe the laws of that jurisdiction or would or might require compliance with any governmental or other consent or any registration, filing or other formality that Horizon is unable to comply with or regards as unduly onerous to comply with;

“Restricted Overseas Shareholder”	a Horizon Shareholder (including an individual, partnership, unincorporated syndicate, limited liability company, unincorporated organisation, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any Horizon Shareholder whom Horizon believes to be in, or resident in, a Restricted Jurisdiction;

“Rule 2.7 Announcement”	the announcement made by Amgen and Horizon on December 12, 2022, pursuant to Rule 2.7 of the Irish Takeover Panel Act, 1997, Takeover Rules, 2022;

“Scheme Consideration”	US$116.50 per Scheme Share to be paid pursuant to the Scheme to Scheme Shareholders;

“Scheme Meeting”	the meeting of the Scheme Shareholders or, if applicable, any class or classes of the Scheme Shareholders (including, but not limited to, as may be directed by the Irish High Court pursuant to Section 450(5) of the Companies Act) (and any adjournment of any such meeting or meetings) convened by order of the Irish High Court to consider and vote on the Scheme Meeting Resolution, including any adjournments thereof;

“Scheme Meeting Resolution”	the resolution to be considered and voted on at the Scheme Meeting proposing that the Scheme, with or without amendment (but subject to such amendment being acceptable to Horizon and Amgen, except for a technical or procedural amendment which is required for the proper implementation of the Scheme and does not have a substantive consequence on the implementation of the Scheme), be agreed to;

“Scheme Record Time”	11.59 p.m. (Eastern time in the U.S.) on the last Business Day before the Effective Date;

“Scheme Shareholder”	each Holder of Scheme Shares;

“Scheme Shares”	the Horizon Shares in issue at the Scheme Record Time but excluding any Designated Shares;

“Scheme” or “Scheme of Arrangement”	this scheme of arrangement under Chapter 1 of Part 9 of the Companies Act between Horizon and Horizon Shareholders as set out in Part 3 (The Scheme of Arrangement) of the Circular and on such other terms and in such form not being inconsistent therewith as the Parties mutually agree in writing, including any revision thereof as may be so agreed between the Parties with or subject to any modifications, additions or conditions approved or imposed by the Irish High Court;

“SEC”	The United States Securities and Exchange Commission;

“Subsidiary”	has the meaning as in Section 7 of the Companies Act;

“Transaction”	the proposed acquisition by Acquirer Sub of Horizon (as described in the Rule 2.7 Announcement and the Circular and provided for in the Transaction Agreement);

“Transaction Agreement”	the transaction agreement dated December 11, 2022, and entered into between Horizon and Amgen and Acquirer Sub;

“Treasury Shares”	any shares held in Horizon by Horizon or any Subsidiary of Horizon;

“US$” or “U.S. dollars”	U.S. dollars, the lawful currency of the United States of America; and

“Voting Record Time”	5:00 p.m. (Eastern time in the U.S.) on January 19, 2023,

and references to clauses are to clauses of this Scheme.

B.

The authorised share capital of Horizon on the date hereof is €40,000 and US$60,000 divided into 40,000 deferred shares of €1.00 each and 600,000,000 Horizon Shares. As of January 13, 2023 (being the last practicable date prior to the publication of the Circular), there were 228,384,218 Horizon Shares issued and outstanding (excluding any Treasury Shares) all of which are validly issued and fully paid up and 40,000 deferred shares.

C.

The purpose of the Scheme is to provide for the transfer of the Scheme Shares to Acquirer Sub (and / or its nominee(s)) in consideration for Amgen paying or procuring the payment of the Scheme Consideration (without interest and less any applicable withholding taxes) to the Scheme Shareholders.

D.	As of January 13, 2023 (being the last practicable date prior to the publication of the Circular), no member of the Amgen Group held any Horizon Shares.

E.	Amgen and Acquirer Sub have each agreed to submit to the terms of the Scheme. Each of Amgen and Acquirer Sub undertake to the Irish High Court to be bound by and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme. Amgen and Acquirer Sub will appear by solicitor and / or counsel at the Court Hearing to formally provide this undertaking to the Irish High Court.

THE SCHEME

1	Transfer of Scheme Shares

1.1

Pursuant to Chapter 1 of Part 9 of the Companies Act and upon and with effect from the Effective Time, Acquirer Sub (and / or its nominee(s)) shall acquire all of the Scheme Shares (including the legal and beneficial interest therein) fully paid, free from all options, liens, equities, charges, encumbrances, rights of pre-emption and any other third party rights and other interests and together with all and any rights at the date of this Scheme or thereafter attached thereto including voting rights and the right to receive and retain in full all dividends and other distributions (if any) and any return of capital (whether by reduction of share capital or share premium account or otherwise) announced, declared, paid or made in respect of the Scheme Shares by reference to a record date on or after the Effective Date.

1.2

For the purposes of such acquisition, the Scheme Shares shall be transferred to Acquirer Sub (and / or its nominee(s)) and such transfer shall be effected by means of a form of transfer or other instrument or instruction of transfer, and to give effect to such transfer(s) any person may be appointed by Acquirer Sub as attorney and / or agent and / or otherwise and shall be authorised as such attorney and / or agent and / or otherwise on behalf of the relevant Scheme Shareholder or Scheme Shareholders concerned to:

1.2.1

execute and deliver as transferor a form of transfer or other instrument or instruction of transfer (whether as a deed or otherwise) of such Scheme Shares in favour of Acquirer Sub (and / or its nominee(s)) on behalf of the Scheme Shareholder;

1.2.2	give a good receipt in respect of consideration received in respect of any such transfer; and

1.2.3

give such instructions and do all other things which he or she may consider necessary or expedient in connection with such sale, and may without the need for any further action being required to give effect thereto, and every form, instrument or instruction executed or delivered or other such thing so done shall be as effective as if it had been executed, delivered or done by the Scheme Shareholder to which such form, instrument, instruction or thing relates.

2	Scheme Consideration for the transfer of the Scheme Shares

2.1

In consideration for the transfer of the Scheme Shares pursuant to clause 1.1, Acquirer Sub shall pay the Scheme Consideration (without interest and less any applicable withholding taxes) to each Scheme Shareholder in accordance with clause 3.

2.2

If, prior to the Effective Date, any dividend and / or other distribution and / or other return of capital is proposed, authorised, declared, paid or made or becomes payable by Horizon in respect of the Horizon Shares, Acquirer Sub reserves the right to reduce the consideration payable under the terms of the Scheme by an amount up to the amount of that dividend and / or other distribution and / or return of capital except where the Scheme Shares are or will be acquired pursuant to the Scheme on a basis which entitles Acquirer Sub to receive the dividend, distribution or return of capital and to retain it. If any such dividend and / or other distribution or return of capital occurs, any reference in this Scheme to the consideration payable under the Scheme will be deemed to be a reference to the consideration as so reduced. The exercise of those rights shall not be regarded as constituting any revision or variation of the terms of the Scheme. Any exercise by Acquirer Sub of those rights shall be the subject of an announcement. To the extent that Acquirer Sub exercises those rights, Horizon Shareholders will be entitled to receive and retain that dividend, distribution or return of capital.

2.3

None of Amgen, Acquirer Sub or Horizon or their respective agents shall be liable to any Scheme Shareholder for any cash payment, dividend or distribution with respect to Scheme Shares delivered to a public official in compliance with any law relating to abandoned property, escheat or law permitting attachment of money or property or similar law.

3	Settlement of Scheme Consideration

3.1

Amgen will appoint the Paying Agent to effect the technical implementation of the settlement of the Scheme Consideration. For this purpose, Amgen shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the Scheme Shareholders cash in an amount equal to the aggregate Scheme Consideration. Such deposit shall be made promptly and in any event in sufficient time to allow Amgen to comply with clause 3.2.

3.2

Not later than fourteen (14) days after the Effective Date, Amgen shall deliver or procure the delivery to the persons entitled thereto, cheques for the Scheme Consideration payable to them in accordance with clause 2.1, or payment shall otherwise be made in accordance with any dividend mandate in place pursuant to clause 3.3. All payments shall be made in US dollars.

3.3

Each mandate in force on the Effective Date relating to the payment of dividends or other distributions on any Scheme Shares and other instructions given to Horizon by Holders shall, unless notice of revocation of such instructions is received by the Paying Agent prior to the Scheme Record Time, be deemed to be an effective mandate or instruction to Amgen to pay and despatch any amount payable to any Scheme Shareholder under the Scheme in accordance with such mandate.

3.4

All despatches of cheques pursuant to clause 3.2 shall be effected by sending each cheque by first class post / mail (or international standard post / mail, if overseas) in pre-paid envelopes addressed to the persons entitled thereto at their respective addresses as appearing in the Register of Members at the Scheme Record Time or, in the case of Joint Holders, at the address as appearing in the said register at such time of that one of the Joint Holders whose name stands first in such register in respect of such joint holding at the Scheme Record Time. None of Amgen, Acquirer Sub or Horizon or any person or nominee appointed by Amgen or Acquirer Sub or their respective agents shall be responsible for any loss or delay in transition or delivery of any cheque sent in accordance with this clause 3 which shall be sent entirely at the risk of the persons entitled thereto.

3.5

All cheques drawn in accordance with this clause 3 shall be in U.S. dollars drawn on a US clearing bank and shall be made payable to the persons respectively entitled to the moneys represented thereby (except that, in the case of Joint Holders, Amgen reserves the right to make such cheques payable to that one of the Joint Holders whose name stands first in the Register of Members in respect of such joint holding at the Scheme Record Time), and the despatch of any such cheque in accordance with 3.2 shall be a complete discharge of Amgen’s and Acquirer Sub’s obligations (as applicable) under this Scheme to pay, or procure the payment of, the monies represented thereby.

3.6

In the absence of bad faith or wilful default, none of Amgen, Acquirer Sub or Horizon, any person or nominee appointed by Amgen, Acquirer Sub or Horizon or their respective agents shall have any liability for any loss or damage arising as a result of sale or transfer (including as a result of the timing or terms of such sale or transfer) or any instrument of transfer executed and / or delivered or any other thing done for or on behalf of any Scheme Shareholder pursuant to this Scheme.

3.7	The provisions of this clause 3 shall take effect subject to any condition or prohibition imposed by law.

4	Overseas Shareholders

4.1	The provisions of clauses 1, 2 and 3 shall be subject to any prohibition or condition imposed by law.

4.2

Notwithstanding the provisions of clause 4.1, Horizon retains the right to permit the release, publication or distribution of the Circular and / or the Forms of Proxy to any Restricted Overseas Shareholder who

satisfies Horizon (acting in its absolute discretion) that doing so will not infringe the laws of the relevant Restricted Jurisdiction or require compliance with any governmental or other consent or any registration, filing or other formality that Horizon is unable to comply with or which Horizon regards as unduly onerous to comply with.

5	Certificates for Scheme Shares

With effect from the Effective Date all certificates representing Scheme Shares shall cease to have effect as documents of title to the shares comprised therein and every holder thereof shall be bound at the request of Horizon to deliver up such certificate(s) to Horizon or as it may direct.

6	Authority pending registration of transfer

With effect from the Effective Time and until the Register of Members is updated to reflect the transfer of the Scheme Shares pursuant to clause 1:

6.1

each Scheme Shareholder irrevocably appoints Acquirer Sub (or such of its nominee(s) as are directed by Acquirer Sub) to exercise on its behalf any votes and any or all other rights and privileges (including, without limitation, the right to requisition the convening of a general meeting of Horizon or of any class of shareholders of Horizon) attaching to the Scheme Shares;

6.2

each Scheme Shareholder authorises Horizon and / or its agents to send any notice, circular, warrant, document or other communication which may be required to be sent to such Scheme Shareholder as a member of Horizon in respect of their Scheme Shares to Acquirer Sub and / or such of its nominee(s) as are directed by Acquirer Sub at Acquirer Sub’s registered office;

6.3

each Scheme Shareholder irrevocably appoints Acquirer Sub (or such of its nominee(s) as are directed by Acquirer Sub) and / or any one or more of its directors or agents to sign on behalf of such Scheme Shareholder such documents, and to do such things, as may, in the opinion of Acquirer Sub and / or any one or more of its directors or agents, to be necessary or desirable in connection with the exercise of any votes or other rights or privileges attaching to the relevant Scheme Shares (including, without limitation, an authority to sign any consent to short notice of a general or separate class meeting of Horizon as attorney or agent for, and on behalf of, such Scheme Shareholder and / or to attend and / or execute a form of proxy in respect of such Scheme Shares appointing any person nominated by Acquirer Sub and / or any one or more of its directors or agents to attend general and separate class meetings of Horizon (or any adjournment thereof), and to exercise or refrain from exercising the votes attaching to the Scheme Shares on such Scheme Shareholder’s behalf); and

6.4	each Scheme Shareholder irrevocably undertakes from the Effective Time:

6.4.1	not to exercise any votes or any other rights attaching to the relevant Scheme Shares without the prior written consent of Acquirer Sub and

6.4.2	not to appoint a proxy or representative for, or to attend any general meeting or separate class meeting, of Horizon.

7	The Effective Date

7.1	This Scheme shall become effective on delivery to the Registrar of Companies of the Court Order.

7.2

Unless the Scheme shall have become effective on or before the End Date or such earlier date as may be specified by the Irish Takeover Panel, or such later date as Horizon and Amgen may, with the consent of the Irish Takeover Panel (if required) or the Irish High Court (if required) agree, it shall not proceed and all undertakings given to the Irish High Court in respect of the Scheme shall be deemed to have lapsed with immediate effect.

7.3	Horizon and Amgen have agreed (pursuant to the Transaction Agreement) that in certain circumstances the necessary actions to seek sanction of this Scheme may not be taken.

8	Modification

Horizon, Acquirer Sub and Amgen may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or any condition that the Irish High Court may approve or impose. Any such modification or addition may require the consent of the Irish Takeover Panel.

9	Costs

Horizon is authorised and permitted to pay all of the costs and expenses relating to the negotiation, preparation, approval and implementation of this Scheme.

10	Governing Law

The Scheme shall be governed by and construed in accordance with the laws of Ireland and Horizon and the Scheme Shareholders hereby agree that the Irish High Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding or to settle any dispute which may arise in relation thereto and the sanction thereof.

Dated: January 23, 2023

PART 4—ADDITIONAL INFORMATION

(as required by the Irish Takeover Rules)

Capitalized terms used but not defined in this “Part 4—Additional Information” have the meanings ascribed to such terms in “Part 3—The Scheme of Arrangement.”

1	Responsibility

1.1

The directors of Horizon accept responsibility for the recommendation and the related opinions of the directors of Horizon contained in this proxy statement and the information contained in this proxy statement other than that relating to Amgen, Acquirer Sub, the directors of Amgen and Acquirer Sub and members of their immediate families, related trusts and persons connected with them including the Horizon Amgen Statements (as defined below), but not for the statements made by Amgen in respect of Horizon (the “Amgen Horizon Statements”) (for which the directors of Amgen accept responsibility). To the best of the knowledge and belief of the directors of Horizon (who have taken all reasonable care to ensure that such is the case), the information contained in this proxy statement for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

1.2

The directors of Amgen and the directors of Acquirer Sub accept responsibility for the information contained in this proxy statement relating to Amgen, Acquirer Sub, the directors of Amgen and Acquirer Sub and members of their immediate families, related trusts and persons connected with them including the Amgen Horizon Statements, but not for the statements made by Horizon in respect of Amgen (the “Horizon Amgen Statements”) (for which the directors of Horizon accept responsibility). To the best of the knowledge and belief of the directors of Amgen and Acquirer Sub (who have taken all reasonable care to ensure that such is the case), the information contained in this proxy statement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

2	Directors and Registered Office

2.1	The directors of Amgen are:

Names

Wanda M. Austin

Robert A. Bradway

Michael V. Drake

Brian J. Druker

Robert A. Eckert

Greg C. Garland

Charles M. Holley, Jr.

S. Omar Ishrak

Tyler Jacks

Ellen J. Kullman

Amy E. Miles

Ronald D. Sugar

R. Sanders Williams

Amgen’s principal executive offices are located at One Amgen Center Drive, Thousand Oaks, CA 91320-1799, United States.

2.2	The directors of Acquirer Sub are:

Names

David Reese

Peter Griffith

Cathal Elliott

Acquirer Sub’s registered office is at 6th Floor, 2 Grand Canal Square, Dublin 2, D02 A342, Ireland.

2.3	The directors of Horizon are:

Names

William F. Daniel

Michael Grey

Jeff Himawan, Ph.D.

Susan Mahony, Ph.D.

Gino Santini

James Shannon, M.D.

Timothy P. Walbert

H. Thomas Watkins

Pascale Witz

Horizon’s registered office is at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland.

3	Market Quotations

The following table shows the closing price of a Horizon Share as derived from the Nasdaq Global Select Market (i) on the first dealing day in each of the six (6) months prior to the date of this proxy statement; (ii) on November 28, 2022 (the last Business Day prior to the commencement of the offer period); and (iii) at the close of business on the latest practicable date prior to the posting of this proxy statement.

Date	Horizon Share Price (US$)
July 1, 2022	80.84
August 1, 2022	80.88
September 1, 2022	60.82
October 3, 2022	64.26
November 1, 2022	63.18
November 28, 2022	78.00
December 1, 2022	100.88
January 3, 2023	113.50
January 13, 2023	113.24

For the purposes of Rule 24.3(e) of the Irish Takeover Panel Act, 1997, Takeover Rules, 2022 (the “Irish Takeover Rules”), the Scheme Consideration represents a premium of approximately 49.4% to the closing price of a Horizon Share on November 28, 2022 (being the last Business Day prior to the commencement of the offer period).

4	Shareholders and Dealings and Arrangements

4.1	For the purposes of this “Part 4—Additional Information”:

(a)	two or more persons are deemed to be acting in concert if they co-operate on the basis of an agreement, either express or tacit, either oral or written, aimed at:

(i)	either:

(A)	the acquisition by any one or more of them of securities in the relevant company concerned; or

(B)	the doing, or the procuring of the doing, of any act that will or may result in an increase in the proportion of securities in the relevant company concerned held by any one or more of them; or

(ii)	either:

(A)	acquiring control of the relevant company concerned; or

(B)	frustrating the successful outcome of an offer made for the purpose of the acquisition of control of the relevant company concerned;

and ‘acting in concert’ and ‘concert parties’ shall be construed accordingly;

(b)

arrangement includes any indemnity or option arrangement and any agreement or understanding, formal or informal, of whatever nature, between two or more persons relating to relevant securities which may be an inducement to deal or refrain from dealing in such securities;

(c)	control means the holding, whether directly or indirectly, of securities in a company that confer in aggregate thirty percent (30%) or more of the voting rights in that company;

(d)	derivative includes any financial product whose value, in whole or in part, is determined directly or indirectly by reference to the price of an underlying security;

(e)	disclosure date means January 13, 2023 (being the latest practicable date before the posting of this proxy statement);

(f)

disclosure period means the period commencing on November 29, 2021 (being the date twelve (12) months before November 29, 2022, (the date of the commencement of the offer period)) and ending on the disclosure date;

(g)

exempt fund manager means a discretionary fund manager which has been recognized by the Irish Takeover Panel as an exempt fund manager for the purposes of the Irish Takeover Rules, has been notified in writing of that fact by the Irish Takeover Panel and has not been notified by the Irish Takeover Panel of the withdrawal of such recognition;

(h)

exempt principal trader means a principal trader which is recognized by the Irish Takeover Panel as an exempt principal trader for the purposes of the Irish Takeover Rules, has been notified in writing of that fact by the Irish Takeover Panel and has not been notified by the withdrawal of such recognition;

(i)	interest in or interested in a relevant security means:

(i)	for the purpose of determining whether a person has an “interest in a relevant security” or is “interested in a relevant security”;

(A)	that person shall be deemed to have an “interest,” or to be “interested,” in a relevant security if and only if he or she has a long position in that security; and

(B)	a person who has only a short position in a relevant security shall be deemed not to have an interest, nor to be interested, in that security;

(j)	long position and short position:

(i)	a person shall be deemed to have a long position in a relevant security for the purposes of paragraph 4.1(i) if he or she directly or indirectly:

(A)	owns that security; or

(B)	has the right or option to acquire that security or to call for its delivery; or

(C)	is under an obligation to take delivery of that security; or

(D)	has the right to exercise or control the exercise of the voting rights (if any) attaching to that security, or to the extent that none of sub-paragraphs (A) to (D) above apply to that person, if he or she:

(E)	will be economically advantaged if the price of that security increases; or

(F)	will be economically disadvantaged if the price of that security decreases, irrespective of:

(I)

how any such ownership, right, option, obligation, advantage or disadvantage arises and including, for the avoidance of doubt and without limitation, where it arises by virtue of an agreement to purchase, option or derivative; and

(II)	whether any such ownership, right, option, obligation, advantage or disadvantage is absolute or conditional and, where applicable, whether it is in the money or otherwise,

provided that a person who has received an irrevocable commitment to accept an offer (or to procure that another person accept an offer) shall not, by virtue only of sub-paragraph (B) or (C) above, be treated as having an interest in the relevant securities that are the subject of the irrevocable commitment;

(k)	a person shall be deemed to have a short position in a relevant security for the purposes of paragraph 4.1(i) if he or she directly or indirectly:

(i)	has the right or option to dispose of that security or to put it to another person; or

(ii)	is under an obligation to deliver that security to another person; or

(iii)

is under an obligation either to permit another person to exercise the voting rights (if any) attaching to that security or to procure that such voting rights are exercised in accordance with the directions of another person, or to the extent that none of sub-paragraphs (A) to (C) above apply to that person, if he or she:

(iv)	will be economically advantaged if the price of that security decreases; or

(v)	will be economically disadvantaged if the price of that security increases, irrespective of:

(A)

how any such right, option, obligation, advantage or disadvantage arises and including, for the avoidance of doubt and without limitation, where it arises by virtue of an agreement to sell, option or derivative; and

(B)	whether any such right, option, obligation, advantage or disadvantage is absolute or conditional and, where applicable, whether it is in the money or otherwise;

(l)	relevant Horizon securities in relation to Horizon shall have the meaning assigned by Rule 2.1 of Part A of the Irish Takeover Rules, meaning:

(i)	securities of Horizon which are the subject of the Scheme or which confer voting rights;

(ii)	equity share capital of Horizon; and

(iii)	securities or any other instruments of Horizon conferring on their holders rights to convert into or to subscribe for any new securities of the foregoing categories;

(m)	relevant period means the period commencing on November 29, 2022 and ending on the disclosure date;

(n)	relevant securities means relevant securities of Amgen and / or (as the case may be) Acquirer Sub or relevant Horizon securities and relevant security shall be construed appropriately; and

(o)	relevant securities of Amgen or Acquirer Sub in relation to Amgen or Acquirer Sub, as applicable, shall have the meaning assigned by Rule 2.1 of Part A of the Irish Takeover Rules, meaning:

(i)	in the case of Amgen:

(A)	equity share capital of Amgen; and

(B)	securities or other instruments of Amgen conferring on their holders rights to convert into or to subscribe for any securities of the foregoing category;

or

(ii)	in the case of Acquirer Sub:

(A)	equity share capital of Acquirer Sub; and

(B)	securities or other instruments of Acquirer Sub conferring on their holders rights to convert into or to subscribe for any securities of the foregoing category;

4.2	Interests and short positions in relevant Horizon securities

(a)

As at the close of business on the disclosure date, the directors of Horizon (including persons connected with them (within the meaning of the Companies Act)) were interested in the following relevant Horizon securities (excluding options and other equity awards which are disclosed in paragraph (b) below):

Horizon Shares

Name	Number of Horizon Shares
William F. Daniel	77,551
Michael Grey	73,479
Jeff Himawan, Ph.D.	54,833
Susan Mahony, Ph.D.	16,617
Gino Santini	72,609
James Shannon, M.D.	42,910
Timothy P. Walbert	883,649
H. Thomas Watkins	96,157
Pascale Witz	43,917

(b)

As at the close of business on the disclosure date, the following options or equity awards over Horizon Shares had been granted to the following directors of Horizon (including persons connected with them within the meaning of the Companies Act) under the Horizon share plans (being, collectively, the 2011 Equity Incentive Plan, as amended, the Amended and Restated 2014 Equity Incentive Plan, the 2014 Non-Employee Equity Plan, as amended, the Amended and

Restated 2018 Equity Incentive Plan, the 2020 Employee Share Purchase Plan and the Amended and Restated 2020 Equity Incentive Plan, as amended, including any sub-plans thereto) and remain outstanding:

Horizon Options

Name	Number of Horizon Shares under Option	Exercise Price per Horizon Share (US$)	Expiration Date
William F. Daniel	40,000	12.29	04/15/2024
	20,000	15.96	06/27/2024
	8,548	28.53	05/06/2025
	23,092	15.23	05/03/2026
	31,153	15.12	05/03/2027
	32,161	13.87	05/03/2028
Michael Grey	20,000	15.96	06/27/2024
	8,548	28.53	05/06/2025
	23,092	15.23	05/03/2026
	31,153	15.12	05/03/2027
	32,161	13.87	05/03/2028
Jeff Himawan, Ph.D.	23,092	15.23	05/03/2026
	31,153	15.12	05/03/2027
	32,161	13.87	05/03/2028
Susan Mahony, Ph.D.	—	—	—
Gino Santini	20,000	15.96	06/27/2024
	8,548	28.53	05/06/2025
	23,092	15.23	05/03/2026
	31,153	15.12	05/03/2027
	32,161	13.87	05/03/2028
James Shannon, M.D.	20,000	12.19	08/02/2027
	32,161	13.87	05/03/2028
Timothy P. Walbert	742,565	22.14	03/23/2025
	1,650,000	28.53	05/06/2025
	1,300	16.65	11/02/2025
	325	18.91	02/25/2026
	1,300	17.19	02/21/2027
H. Thomas Watkins	40,000	12.29	04/15/2024
	20,000	15.96	06/27/2024
	8,548	28.53	05/06/2025
	23,092	15.23	05/03/2026
	31,153	15.12	05/03/2027
	32,161	13.87	05/03/2028
	1,100	18.57	02/23/2025
	1,100	18.91	02/25/2026
	1,300	17.19	02/21/2027
Pascale Witz	52,232	12.19	08/02/2027
	32,161	13.87	05/03/2028

Other Equity Awards

Name	Number of Horizon Shares subject to equity awards(1)
William F. Daniel	3,913
Michael Grey	3,913
Jeff Himawan, Ph.D.	3,913
Susan Mahony, Ph.D.	3,913
Gino Santini	3,913
James Shannon, M.D.	3,913
Timothy P. Walbert	746,152
H. Thomas Watkins	4,825
Pascale Witz	3,913

(1)	Consists of restricted stock units (“Horizon RSUs”) performance stock units, assuming maximum payout (“Horizon PSUs”) and employee stock purchase plan (“ESPP”) rights.

(c)

Save as described in paragraphs 4.2(a) and 4.2(b) above, as at the close of business on the disclosure date, no director of Horizon (including persons connected with them (within the meaning of the Companies Act)) was interested, or held any short positions, in any relevant Horizon securities.

(d)	As at the close of business on the disclosure date, neither Horizon nor any subsidiary or associated company of Horizon was interested, or held any short positions, in any relevant Horizon securities.

(e)

As at the close of business on the disclosure date, no trustee of any pension scheme in which Horizon or any subsidiary of Horizon participates were interested, or held any short positions, in any relevant Horizon securities.

(f)

As at the close of business on the disclosure date, Morgan Stanley & Co. LLC (financial advisor to Horizon) and persons (other than an exempt fund manager or an exempt principal trader) controlling, controlled by, or under the same control as Morgan Stanley & Co. LLC, were interested, or held any short positions, in the following relevant Horizon securities:

Name	Type of relevant Horizon securities	Number of Horizon Shares
Calvert Research and Management	Ordinary shares	57,620
Eaton Vance Management	Ordinary shares	34,720

(g)

As at the close of business on the disclosure date, neither J.P. Morgan Securities LLC (financial advisor to Horizon) nor any person (other than an exempt fund manager or an exempt principal trader) controlling, controlled by, or under the same control as J.P. Morgan Securities LLC, was interested, or held any short positions, in any relevant Horizon securities.

(h)

As at the close of business on the disclosure date, no partner or member of the professional staff of Matheson LLP (Irish legal advisor to Horizon) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Horizon or who has been engaged in those affairs since November 29, 2020 was interested, or held any short positions, in any relevant Horizon securities.

(i)

As at the close of business on the disclosure date, no partner or member of the professional staff of Cooley LLP (U.S. legal advisor to Horizon) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Horizon or who has been engaged in those affairs since November 29, 2020 was interested, or held any short positions, in any relevant Horizon securities.

(j)

As at the close of business on the disclosure date, neither Alliance Advisors LLC (proxy solicitor of Horizon) nor any person controlling, controlled by, or under the same control as Alliance Advisors LLC, was interested, or held any short positions, in any relevant Horizon securities.

(k)

As at the close of business on the disclosure date, no fund manager (other than an exempt fund manager) connected with Horizon was interested, or held any short positions, in any relevant Horizon securities.

(l)

Neither Horizon nor, so far as the directors of Horizon are aware, any person acting in concert with Horizon has any arrangement with any other person in relation to relevant Horizon securities, or held any short positions, in any relevant Horizon securities.

(m)

As at the close of business on the disclosure date, other than as disclosed in this paragraph 4.2, no other person acting in concert (including deemed to be acting in concert) with Horizon was interested, or held any short positions, in any relevant Horizon securities.

(n)

As at the close of business on the disclosure date, neither Amgen, Acquirer Sub, nor any subsidiary or associated company of Amgen or Acquirer Sub was interested, or held any short positions, in any relevant Horizon securities.

(o)

As at the close of business on the disclosure date, the following director of Amgen (including persons connected with him (within the meaning of the Companies Act)) was interested in the following relevant Horizon securities:

Name	Number of Horizon Shares
Robert A. Eckert*	86

*	Transactions by Robert A. Eckert were made via a trust pursuant to which Robert A. Eckert may be deemed to have ownership and voting power in respect of the underlying securities.

Save as described above, as at the close of business on the disclosure date, no director of Amgen or Acquirer Sub (including persons connected with them (within the meaning of the Companies Act)) was interested, or held any short positions, in any relevant Horizon securities.

(p)

As at the close of business on the disclosure date, no partner or member of the professional staff of PJT Partners LP (lead financial advisor to Amgen) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Amgen or Acquirer Sub or who has been engaged in those affairs since November 29, 2020 was interested, or held any short positions, in any relevant Horizon securities.

(q)

As at the close of business on the disclosure date, neither Citigroup Global Markets Inc. (financial advisor to Amgen) nor any person (other than an exempt fund manager or an exempt principal trader) controlling, controlled by, or under the same control as Citigroup Global Markets Inc., was interested, or held any short positions, in any relevant Horizon securities.

(r)

As at the close of business on the disclosure date, neither BofA Securities, Inc. (financial advisor to Amgen) nor any person (other than an exempt fund manager or an exempt principal trader) controlling, controlled by, or under the same control as BofA Securities, Inc., was interested, or held any short positions, in any relevant Horizon securities.

(s)

As at the close of business on the disclosure date, no partner or member of the professional staff of William Fry LLP (Irish legal advisor to Amgen and Acquirer Sub) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Amgen or Acquirer Sub or who has been engaged in those affairs since November 29, 2020 was interested, or held any short positions, in any relevant Horizon securities

(t)

As at the close of business on the disclosure date, no partner or member of the professional staff of Sullivan & Cromwell LLP (U.S. legal advisor to Amgen and Acquirer Sub) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Amgen or Acquirer Sub or who has been engaged in those affairs since November 29, 2020 was interested, or held any short positions, in any relevant Horizon securities.

(u)

As at the close of business on the disclosure date, neither Daniel J. Edelman Ireland Limited, Daniel J. Edelman Inc. (public relations advisors to Amgen) nor any person controlling, controlled by, or under the same control as Daniel J. Edelman Ireland Limited or Daniel J. Edelman Inc., was interested, or held any short positions, in any relevant Horizon securities.

(v)

As at the close of business on the disclosure date, no trustee of any pension scheme (other than an industry-wide scheme) in which Amgen, Acquirer Sub or any subsidiary of Amgen or Acquirer Sub participates was interested, or held any short positions, in any relevant Horizon securities.

(w)

As at the close of business on the disclosure date, no fund manager (other than an exempt fund manager) connected with Amgen or Acquirer Sub was interested, or held any short positions, in any relevant Horizon securities.

(x)

Save as disclosed in this paragraph 4.2, as at the close of business on the disclosure date, no other person acting in concert (including deemed to be acting in concert) with Amgen or Acquirer Sub was interested, or held any short positions in any relevant Horizon securities.

(y)

As at the close of business on the disclosure date, no person with whom Amgen, Acquirer Sub nor, so far as the directors of Amgen are aware, any person acting in concert with Amgen or Acquirer Sub, has any arrangement, was interested, or held any short positions, in any relevant Horizon securities.

4.3	Dealings in relevant Horizon securities

(a)	The dealings during the disclosure period in relevant Horizon securities by directors of Horizon or persons connected with them (within the meaning of the Companies Act) were as follows:

Horizon Shares

Name	Nature of Transaction	Date	Number	Price per Share (US$)
William F. Daniel	—	—	—	—
Michael Grey	—	—	—	—
Jeff Himawan, Ph.D.	Gift	12/30/2022	2,230	113.80
Susan Mahony, Ph.D.	—	—	—	—
Gino Santini	—	—	—	—
James Shannon, M.D.	—	—	—	—
Timothy P. Walbert	Sale ESPP** Sale Sale Sale Sale Sale Sale ESPP*** ESPP**	11/30/2021 12/01/2021 12/31/2021 01/31/2022 02/28/2022 03/30/2022 05/02/2022 05/31/2022 06/01/2022 12/01/2022	50,000 162 50,000 100,000 50,000 50,000 25,000 25,000 721 170	102.40 76.58 108.10 91.85 91.04 105.26 96.04 92.48 76.24 76.07	* * * * * * *

Name	Nature of Transaction	Date	Number	Price per Share (US$)
H Thomas Watkins	—	—	—	—
Pascale Witz	—	—	—	—

*	Represents a weighted average price.
**	Represents a transaction of a concert party.
***	Represents transactions of concert parties.

Horizon RSUs and Horizon PSUs

Name	Nature of Transaction	Date	Number	Price Per Unit (US$)
William F. Daniel	RSU grant RSUs vesting RSUs withheld for taxes	04/28/2022 04/29/2022 04/29/2022	3,913 3,084 1,139	0.00 98.56 98.56
Michael Grey	RSU grant RSUs vesting RSUs withheld for taxes	04/28/2022 04/29/2022 04/29/2022	3,913 3,084 1,139	0.00 98.56 98.56
Jeff Himawan, Ph.D.	RSU grant RSUs vesting RSUs withheld for taxes	04/28/2022 04/29/2022 04/29/2022	3,913 3,084 1,139	0.00 98.56 98.56
Susan Mahony, Ph.D.	RSU grant RSUs vesting RSUs withheld for taxes	04/28/2022 04/29/2022 04/29/2022	3,913 2,565 1,658	0.00 98.56 98.56
Gino Santini	RSU grant RSUs vesting RSUs withheld for taxes	04/28/2022 04/29/2022 04/29/2022	3,913 2,565 1,658	0.00 98.56 98.56
James Shannon, M.D.	RSU grant RSUs vesting RSUs withheld for taxes	04/28/2022 04/29/2022 04/29/2022	3,913 2,565 1,658	0.00 98.56 98.56
Timothy P. Walbert

RSU grant*

PSU grant

PSU grant

PSU grant

RSU grant

RSU grant*

PSU grant*

PSU grant*

PSU grant*

RSUs vesting*

RSUs withheld for taxes*

RSUs vesting*

RSUs withheld for taxes*

RSUs vesting*

RSUs withheld for taxes*

PSUs vesting

PSUs withheld for taxes

PSUs vesting

PSUs withheld for taxes

RSUs vesting

RSUs withheld for taxes

PSUs vesting

PSUs withheld for taxes

01/04/2022

01/04/2022

01/04/2022

01/04/2022

01/04/2022

01/04/2022

01/04/2022

01/04/2022

01/04/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

			428 22,139 36,899 14,759 73,796 21,424 4,285 10,713 6,427 448 190 340 144 180 76 7,655 6,090 19,320 15,367 32,253 25,782 58,186 46,278	0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 101.84 101.84 101.84 101.84 101.84 101.84 101.84 101.84 101.84 101.84 101.84 101.84 101.84 101.84

Name	Nature of Transaction	Date	Number	Price Per Unit (US$)

RSUs vesting

RSUs withheld for taxes

RSUs vesting

RSUs withheld for taxes

PSUs vesting

PSUs withheld for taxes

PSUs vesting

PSUs withheld for taxes

PSUs vesting

PSUs withheld for taxes

RSUs vesting*

RSUs withheld for taxes*

RSUs vesting*

RSUs withheld for taxes*

PSUs vesting

PSUs withheld for taxes

RSUs vesting*

RSUs withheld for taxes*

RSUs vesting*

RSUs withheld for taxes*

RSU grant*

RSU grant*

PSU grant*

PSU grant*

PSU grant*

RSU grant

PSU grant

PSU grant

PSU grant

RSUs vesting*

RSUs withheld for taxes*

RSUs vesting

RSUs withheld for taxes

PSUs vesting

PSUs withheld for taxes

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/05/2022

01/21/2022

01/21/2022

02/01/2022

02/01/2022

12/30/2022

12/30/2022

01/04/2023

01/04/2023

01/04/2023

01/04/2023

01/04/2023

01/04/2023

01/04/2023

01/04/2023

01/04/2023

01/05/2023

01/05/2023

01/05/2023

01/05/2023

01/05/2023

01/05/2023

32,336

25,719

19,454

15,474

19,401

15,432

5,254

4,179

25,881

20,585

1,814

1,572

2,593

2,064

11,327

9,009

5,320

3,767

15,185

6,729

643

20,697

10,349

5,174

5,174

71,290

35,645

17,823

17,823

882

263

117,581

52,090

102,414

45,371

101.84

101.84

101.84

101.84

101.84

101.84

101.84

101.84

101.84

101.84

101.84

101.84

101.84

101.84

86.42

94.33

94.33

94.33

113.80

113.80

0.00

0.00

0.00

0.00

0.00

0.00

0.00

0.00

0.00

113.24

113.24

113.24

113.24

113.24

113.24

H. Thomas Watkins	RSU grant* RSUs vesting* RSUs withheld for taxes RSUs vesting* RSUs withheld for taxes* RSUs vesting* RSUs withheld for taxes* RSU grant RSUs vesting RSUs grant* RSUs vest RSUs withheld for taxes	01/04/2022 01/05/2022 01/05/2022 01/05/2022 01/05/2022 01/05/2022 01/05/2022 04/28/2022 04/29/2022 01/04/2023 01/05/2023 01/05/2023	285 117 63 94 51 51 28 3,913 4,223 643 319 112	0.00 101.84 101.84 101.84 101.84 101.84 101.84 0.00 98.56 0.00 113.24 113.24
Pascale Witz	RSU grant RSUs vesting RSUs withheld for taxes	04/28/2022 04/29/2022 04/29/2022	3,913 2,565 1,658	0.00 98.56 98.56

*	Represents transaction of a concert party.

Horizon Options

Name	Nature of Transaction	Date	Number	Price Per Share (US$)
William F. Daniel	—	—	—	—
Michael Grey	—	—	—	—
Jeff Himawan, Ph.D.	—	—	—	—
Susan Mahony, Ph.D.	—	—	—	—
Gino Santini	—	—	—	—
James Shannon, M.D.	—	—	—	—
Timothy P. Walbert	Exercise Exercise Exercise Exercise Exercise Exercise Exercise Exercise Exercise Exercise Exercise Exercise Exercise	12/31/2021 01/14/2022 01/28/2022 02/11/2022 02/25/2022 03/11/2022 03/25/2022 04/08/2022 04/22/2022 05/06/2022 05/11/2022 05/20/2022 06/03/2022	25,000 25,000 25,000 25,000 25,000 25,000 25,000 25,000 25,000 7,400 17,600 25,000 25,000	108.08 90.02 90.00 97.41 92.51 100.93 109.37 112.38 106.59 90.86 90.00 90.00 92.37	* * * * * * * * * * * * *
H. Thomas Watkins	—	—	—	—
Pascale Witz	—	—	—	—

*	Represents a weighted average price.

(b)	During the disclosure period Horizon has redeemed or purchased relevant Horizon securities as follows:

Number of Horizon Shares Redeemed	Date of Redemption	Maximum Price Per Unit (US$)	Minimum Price Per Unit (US$)
200,000	09/22/2022	64.70	62.19
200,000	09/23/2022	64.91	62.70
200,000	09/26/2022	63.61	61.44
200,000	09/27/2022	63.01	61.34
200,000	09/28/2022	64.17	61.49
200,000	09/29/2022	63.16	61.46
199,934	09/30/2022	64.27	62.74
200,000	10/03/2022	63.84	62.33
200,000	10/04/2022	64.12	62.16
199,904	10/05/2022	64.67	61.86
200,000	10/06/2022	66.20	64.38
200,000	10/07/2022	67.55	65.75
200,000	10/11/2022	68.36	66.20
200,000	10/12/2022	66.77	64.46
200,000	10/10/2022	65.47	64.39
200,000	10/13/2022	65.40	63.20
200,000	10/14/2022	64.03	61.03
200,000	10/17/2022	64.17	60.52
199,964	10/18/2022	65.00	62.33
117,615	10/19/2022	64.09	63.28

(c)	Other than as set forth in paragraph 4.3(b), during the disclosure period, there were no dealings in relevant Horizon securities by Horizon or any subsidiary or associated company of Horizon.

(d)

The dealings during the relevant period in relevant Horizon securities by Morgan Stanley & Co. LLC (financial advisor to Horizon) or persons (other than exempt principal traders or exempt fund managers) controlling, controlled by, or under the same control as Morgan Stanley & Co. LLC were as follows:

Name	Date	Nature of Transaction	Number	High Price Per Unit (US$)*	Low Price Per Unit (US$)*
Morgan Stanley Canada Limited	11/30/2022	Purchase	18	100	100
Morgan Stanley Canada Limited	11/30/2022	Sale	18	100	100
Morgan Stanley Europe SE	12/28/2022	Purchase	1,846	114	113
Morgan Stanley Europe SE	12/28/2022	Sale	1,846	114	113
Morgan Stanley Europe SE	12/27/2022	Purchase	338	113	113
Morgan Stanley Europe SE	12/27/2022	Sale	338	113	113
Morgan Stanley Europe SE	12/22/2022	Purchase	6,037	113	113
Morgan Stanley Europe SE	12/22/2022	Sale	6,037	113	113
Morgan Stanley Europe SE	12/21/2022	Purchase	746	113	113
Morgan Stanley Europe SE	12/21/2022	Sale	746	113	113
Morgan Stanley Europe SE	12/20/2022	Purchase	2,469	113	113
Morgan Stanley Europe SE	12/20/2022	Sale	2,469	113	113
Morgan Stanley Europe SE	12/19/2022	Purchase	5,967	113	113
Morgan Stanley Europe SE	12/19/2022	Sale	5,967	113	113
Morgan Stanley Europe SE	12/16/2022	Purchase	4,514	113	113
Morgan Stanley Europe SE	12/16/2022	Sale	4,514	113	113
Morgan Stanley Europe SE	12/15/2022	Purchase	2,834	113	113
Morgan Stanley Europe SE	12/15/2022	Sale	2,834	113	113
Morgan Stanley Europe SE	12/14/2022	Purchase	247	113	113
Morgan Stanley Europe SE	12/14/2022	Sale	247	113	113
Morgan Stanley Europe SE	12/13/2022	Purchase	1,175	113	113
Morgan Stanley Europe SE	12/13/2022	Sale	1,175	113	113
Morgan Stanley Europe SE	12/12/2022	Purchase	5,919	112	111
Morgan Stanley Europe SE	12/12/2022	Sale	5,919	112	111
Morgan Stanley Europe SE	12/09/2022	Purchase	903	97	97
Morgan Stanley Europe SE	12/09/2022	Sale	903	97	97
Morgan Stanley Europe SE	12/08/2022	Purchase	6,287	99	97
Morgan Stanley Europe SE	12/08/2022	Sale	6,287	99	97
Morgan Stanley Europe SE	12/07/2022	Purchase	2,588	98	96
Morgan Stanley Europe SE	12/07/2022	Sale	2,588	98	96
Morgan Stanley Europe SE	12/06/2022	Purchase	24,719	99	97
Morgan Stanley Europe SE	12/06/2022	Sale	24,719	99	97
Morgan Stanley Europe SE	12/05/2022	Purchase	34,751	102	98
Morgan Stanley Europe SE	12/05/2022	Sale	34,751	102	98
Morgan Stanley Europe SE	12/02/2022	Purchase	2,638	105	104
Morgan Stanley Europe SE	12/02/2022	Sale	2,638	105	104
Morgan Stanley Europe SE	12/01/2022	Purchase	20,854	103	100
Morgan Stanley Europe SE	12/01/2022	Sale	20,854	103	100
Morgan Stanley Europe SE	11/30/2022	Purchase	55,936	103	100
Morgan Stanley Europe SE	11/30/2022	Sale	55,936	103	100
Morgan Stanley Europe SE	11/29/2022	Purchase	47	79	79
Morgan Stanley Europe SE	11/29/2022	Sale	47	79	79

The dealings during the period from August 29, 2022 to November 28, 2022 in relevant Horizon securities by Morgan Stanley & Co. LLC (financial advisor to Horizon) or persons (other than exempt principal traders or exempt fund managers) controlling, controlled by, or under the same control as Morgan Stanley & Co. LLC were as follows:

Name	Date Range	Nature of Transaction	Number		High Price Per Unit (US$)*		Low Price Per Unit (US$)*
Morgan Stanley Canada Limited	10/28/2022 to 11/28/2022	Purchase	79,016		71		62
Morgan Stanley Canada Limited	10/28/2022 to 11/28/2022	Sale	79,016		71		62
Morgan Stanley Canada Limited	09/27/2022 to 10/27/2022	Purchase	—		—		—
Morgan Stanley Canada Limited	09/27/2022 to 10/27/2022	Sale	—		—		—
Morgan Stanley Canada Limited	08/29/2022 to 09/26/2022	Purchase	201		63		59
Morgan Stanley Canada Limited	08/29/2022 to 09/26/2022	Sale	201		63		59
Morgan Stanley Uruguay Ltda.	10/28/2022 to 11/28/2022	Purchase	—		—		—
Morgan Stanley Uruguay Ltda.	10/28/2022 to 11/28/2022	Sale	119		77		76
Morgan Stanley Uruguay Ltda.	09/27/2022 to 10/27/2022	Purchase	176		0		0
Morgan Stanley Uruguay Ltda.	09/27/2022 to 10/27/2022	Sale	32		64		63
Morgan Stanley Uruguay Ltda.	08/29/2022 to 09/26/2022	Purchase	4,304		65		0
Morgan Stanley Uruguay Ltda.	08/29/2022 to 09/26/2022	Sale	4,431		62		60
Morgan Stanley Uruguay Ltda.	10/28/2022 to 11/28/2022	Purchase	1,192	+	41	**	40	**
Morgan Stanley Uruguay Ltda.	10/28/2022 to 11/28/2022	Sale	—		—		—
Morgan Stanley Uruguay Ltda.	09/27/2022 to 10/27/2022	Purchase	316	+	34	**	33	**
Morgan Stanley Uruguay Ltda.	09/27/2022 to 10/27/2022	Sale	1,760	+	0	**	0	**
Morgan Stanley Uruguay Ltda.	08/29/2022 to 09/26/2022	Purchase	44,300	+	34	**	31	**
Morgan Stanley Uruguay Ltda.	08/29/2022 to 09/26/2022	Sale	43,033	+	34	**	0	**
Morgan Stanley Mexico, Casa de Bolsa, S.A. de C.V.	10/28/2022 to 11/28/2022	Purchase	—		—		—
Morgan Stanley Mexico, Casa de Bolsa, S.A. de C.V.	10/28/2022 to 11/28/2022	Sale	—		—		—
Morgan Stanley Mexico, Casa de Bolsa, S.A. de C.V.	09/27/2022 to 10/27/2022	Purchase	—		—		—
Morgan Stanley Mexico, Casa de Bolsa, S.A. de C.V.	09/27/2022 to 10/27/2022	Sale	—		—		—

Name	Date Range	Nature of Transaction	Number	High Price Per Unit (US$)*	Low Price Per Unit (US$)*
Morgan Stanley Mexico, Casa de Bolsa, S.A. de C.V.	08/29/2022 to 09/26/2022	Purchase	—	—	—
Morgan Stanley Mexico, Casa de Bolsa, S.A. de C.V.	08/29/2022 to 09/26/2022	Sale	—	—	—
Morgan Stanley Europe SE	10/28/2022 to 11/28/2022	Purchase	83,555	79	63
Morgan Stanley Europe SE	10/28/2022 to 11/28/2022	Sale	83,555	79	63
Morgan Stanley Europe SE	09/27/2022 to 10/27/2022	Purchase	39,364	68	61
Morgan Stanley Europe SE	09/27/2022 to 10/27/2022	Sale	39,364	68	61
Morgan Stanley Europe SE	08/29/2022 to 09/26/2022	Purchase	52,355	68	59
Morgan Stanley Europe SE	08/29/2022 to 09/26/2022	Sale	52,355	68	59

The dealings during the period from November 29, 2021 to August 28, 2022 in relevant Horizon securities by Morgan Stanley & Co. LLC (financial advisor to Horizon) or persons (other than exempt principal traders or exempt fund managers) controlling, controlled by, or under the same control as Morgan Stanley & Co. LLC were as follows:

Name	Date Range	Nature of Transaction	Number	High Price Per Unit (US$)*	Low Price Per Unit (US$)*
Morgan Stanley Canada Limited	05/28/2022 to 08/28/2022	Purchase	61	90	80
Morgan Stanley Canada Limited	05/28/2022 to 08/28/2022	Sale	61	90	80
Morgan Stanley Canada Limited	02/27/2022 to 05/27/2022	Purchase	79	105	91
Morgan Stanley Canada Limited	02/27/2022 to 05/27/2022	Sale	79	105	91
Morgan Stanley Canada Limited	11/29/2021 to 02/26/2022	Purchase	19,555	104	87
Morgan Stanley Canada Limited	11/29/2021 to 02/26/2022	Sale	19,555	104	87
Morgan Stanley Uruguay Ltda.	05/28/2022 to 08/28/2022	Purchase	1,689	85	0
Morgan Stanley Uruguay Ltda.	05/28/2022 to 08/28/2022	Sale	1,476	93	0
Morgan Stanley Uruguay Ltda.	02/27/2022 to 05/27/2022	Purchase	2,213	116	0
Morgan Stanley Uruguay Ltda.	02/27/2022 to 05/27/2022	Sale	1,549	109	0
Morgan Stanley Uruguay Ltda.	11/29/2021 to 02/26/2022	Purchase	694	110	88
Morgan Stanley Uruguay Ltda.	11/29/2021 to 02/26/2022	Sale	1,545	108	0

Name	Date Range	Nature of Transaction	Number		High Price Per Unit (US$)*		Low Price Per Unit (US$)*
Morgan Stanley Uruguay Ltda.	05/28/2022 to 08/28/2022	Purchase	14,759	+	45	**	0	**
Morgan Stanley Uruguay Ltda.	05/28/2022 to 08/28/2022	Sale	16,895	+	46	**	0	**
Morgan Stanley Uruguay Ltda.	02/27/2022 to 05/27/2022	Purchase	15,476	+	54	**	0	**
Morgan Stanley Uruguay Ltda.	02/27/2022 to 05/27/2022	Sale	22,127	+	54	**	0	**
Morgan Stanley Uruguay Ltda.	11/29/2021 to 02/26/2022	Purchase	14,831	+	61	**	0	**
Morgan Stanley Uruguay Ltda.	11/29/2021 to 02/26/2022	Sale	6,301	+	62	**	46	**
Morgan Stanley Mexico, Casa de Bolsa, S.A. de C.V.	05/28/2022 to 08/28/2022	Purchase	—		—		—
Morgan Stanley Mexico, Casa de Bolsa, S.A. de C.V.	05/28/2022 to 08/28/2022	Sale	—		—		—
Morgan Stanley Mexico, Casa de Bolsa, S.A. de C.V.	02/27/2022 to 05/27/2022	Purchase	17,800		2,131	***	1,757	***
Morgan Stanley Mexico, Casa de Bolsa, S.A. de C.V.	02/27/2022 to 05/27/2022	Sale	17,800		2,131	***	1,757	***
Morgan Stanley Mexico, Casa de Bolsa, S.A. de C.V.	11/29/2021 to 02/26/2022	Purchase	34,000		2,125	***	1,847	***
Morgan Stanley Mexico, Casa de Bolsa, S.A. de C.V.	11/29/2021 to 02/26/2022	Sale	34,000		2,125	***	1,847	***
Morgan Stanley Europe SE	05/28/2022 to 08/28/2022	Purchase	375,484		93		59
Morgan Stanley Europe SE	05/28/2022 to 08/28/2022	Sale	375,484		93		59
Morgan Stanley Europe SE	02/27/2022 to 05/27/2022	Purchase	196,683		117		83
Morgan Stanley Europe SE	02/27/2022 to 05/27/2022	Sale	196,683		117		83
Morgan Stanley Europe SE	11/29/2021 to 02/26/2022	Purchase	188,547		110		84
Morgan Stanley Europe SE	11/29/2021 to 02/26/2022	Sale	188,547		110		84

*	Represents high and low price during the given dates.
**	Price per unit (Brazilian Real).
***	Price per unit (Mexican Peso).
+	Represents BRA Depository receipts.

Save as described above, there were no dealings in relevant Horizon securities by Morgan Stanley & Co. LLC (financial advisor to Horizon) or persons (other than exempt principal traders or exempt fund managers) controlling, controlled by, or under the same control as Morgan Stanley & Co. LLC.

(e)

During the relevant period, there were no dealings in relevant Horizon securities by J.P. Morgan Securities LLC (financial advisor to Horizon) or persons (other than exempt principal traders or exempt fund managers) controlling, controlled by, or under the same control as J.P. Morgan Securities LLC.

(f)

During the relevant period, there were no dealings in relevant Horizon securities by any trustee of any pension scheme in which Horizon or any subsidiary of Horizon participates (other than an industry-wide pension scheme).

(g)

During the relevant period, there were no dealings in relevant Horizon securities by any partner or member of the professional staff of Matheson LLP (Irish legal advisor to Horizon) who is actively engaged in relation to the Transaction or who is otherwise customarily engaged in the affairs of Horizon or who has been engaged in those affairs since November 29, 2020.

(h)

The dealing during the relevant period in relevant Horizon securities by partners or member of the professional staff of Cooley LLP (U.S. legal advisor to Horizon) who are actively engaged in relation to the Transaction or who are customarily engaged in the affairs of Horizon or who has been engaged in those affairs since November 29, 2020, was as follows:

Name	Date	Nature of Transaction	Number of Horizon Shares	Price per Share (US$)
Stacey Bradford*	12/02/2022	Sale	12	104.02

*	Represents a transaction by a trust.

Save as described above, there were no dealings in any relevant Horizon securities by partners or member of the professional staff of Cooley LLP (U.S. legal advisor to Horizon) who are actively engaged in relation to the Transaction or who are customarily engaged in the affairs of Horizon or who has been engaged in those affairs since November 29, 2020.

(i)

During the relevant period, there were no dealings in relevant Horizon securities by Alliance Advisors LLC (proxy solicitor to Horizon) or persons controlling, or controlled by, or under the same control as Alliance Advisors LLC.

(j)	During the relevant period, there were no dealings in relevant Horizon securities by any fund manager (other than an exempt fund manager) connected with Horizon.

(k)

Save as disclosed in this paragraph 4.3, during the relevant period, there were no dealings in relevant Horizon securities by any person that has an arrangement with Horizon or any person acting in concert with Horizon.

(l)

Save as disclosed in this paragraph 4.3, during the relevant period, there were no dealings in relevant Horizon securities by any other person acting in concert (or deemed to be acting in concert) with Horizon.

(m)	During the disclosure period, there were no dealings in relevant Horizon securities by Amgen or Acquirer Sub or any subsidiary or associated company of Amgen or Acquirer Sub.

(n)	The dealings during the disclosure period in relevant Horizon securities by directors of Amgen or persons connected with them (within the meaning of the Companies Act) were as follows:

Name	Date	Nature of Transaction	Number of Horizon Shares	Price per Share (US$)
Charles M. Holley, Jr.*	12/21/21	Purchase	3	104.12
	1/14/22	Purchase	4	93.90
	1/27/22	Purchase	1	84.89
	3/4/22	Sale	4	98.68
	4/20/22	Sale	2	115.04
	6/8/22	Purchase	5	87.86
	7/21/22	Purchase	2	83.35
	7/26/22	Purchase	3	83.90
	8/4/22	Sale	13	81.79
	8/4/22	Sale	1	82.62
	8/4/22	Sale	2	82.48
	8/4/22	Sale	1	82.62
	8/8/22	Purchase	8	67.17
	8/8/22	Purchase	3	67.00
	8/10/22	Purchase	1	70.78
	8/10/22	Purchase	5	70.56
	8/10/22	Purchase	7	70.49
	9/2/22	Sale	6	59.17
	9/30/22	Sale	75	63.25
Robert A. Eckert*	8/5/22	Purchase	14	67.80

*

Transactions by Robert A. Eckert and Charles M. Holley, Jr. were respectively made via trusts pursuant to which each of Robert A. Eckert and Charles M. Holley, Jr., respectively, may be deemed to have ownership and voting power in respect of the underlying securities.

Save as described above, there were no dealings in any relevant Horizon securities by directors of Amgen or Acquirer Sub or persons connected with them (within the meaning of the Companies Act).

(o)

During the disclosure period, there were no dealings in relevant Horizon securities by any partner or member of the professional staff of PJT Partners LP (lead financial advisor to Amgen) who is actively engaged in relation to the Transaction or who is otherwise customarily engaged in the affairs of Amgen or Acquirer Sub since November 29, 2020.

(p)

During the disclosure period, there were no dealings in relevant Horizon securities by Citigroup Global Markets Inc. (financial advisor to Amgen) or persons (other than exempt principal traders or exempt fund managers) controlling, controlled by, or under the same control as Citigroup Global Markets Inc.

(q)

During the disclosure period, there were no dealings in relevant Horizon securities by BofA Securities, Inc. (financial advisor to Amgen) or persons (other than exempt principal traders or exempt fund managers) controlling, controlled by, or under the same control as BofA Securities, Inc.

(r)	During the disclosure period, there were no dealings in relevant Horizon securities by any partner or member of the professional staff of William Fry LLP (Irish legal advisor to Amgen and

Acquirer Sub) who is actively engaged in relation to the Transaction or who is otherwise customarily engaged in the affairs of Amgen or Acquirer Sub since November 29, 2020.

(s)

During the disclosure period, there were no dealings in relevant Horizon securities by any partner or member of the professional staff of Sullivan & Cromwell LLP (U.S. legal advisor to Amgen and Acquirer Sub) who is actively engaged in relation to the Transaction or who is otherwise customarily engaged in the affairs of Amgen or Acquirer Sub since November 29, 2020.

(t)

During the disclosure period, there were no dealings in relevant Horizon securities by Daniel J. Edelman Ireland Limited, Daniel J. Edelman Inc. (public relations advisors to Amgen) or persons controlling, controlled by, or under the same control as Daniel J. Edelman Ireland Limited or Daniel J. Edelman Inc.

(u)

During the disclosure period, there were no dealings in relevant Horizon securities by any trustee of any pension scheme (other than an industry-wide pension scheme) in which Amgen, Acquirer Sub or any subsidiary of Amgen or Acquirer Sub participates.

(v)	During the disclosure period, there were no dealings in relevant Horizon securities by any fund manager (other than an exempt fund manager) connected with Amgen or Acquirer Sub.

(w)

During the disclosure period, there were no dealings in relevant Horizon securities by any person that had an arrangement with Amgen or Acquirer Sub or with any person acting in concert with Amgen or Acquirer Sub.

(x)

Save as disclosed in this paragraph 4.3, as at the close of business on the disclosure date, no other person acting in concert (including deemed to be acting in concert) with Amgen or Acquirer Sub dealt in any relevant Horizon securities during the disclosure period.

4.4	Interests and short positions in relevant securities of Amgen or Acquirer Sub

(a)	As at the close of business on the disclosure date, Horizon held no interest or short position in any relevant securities of Amgen or Acquirer Sub.

(b)

As at the close of business on the disclosure date, no director of Horizon (including persons connected with them (within the meaning of the Companies Act)) was interested, or held any short positions, in any relevant securities of Amgen or Acquirer Sub.

4.5	Dealings in relevant securities of Amgen or Acquirer Sub

(a)	During the disclosure period, there were no dealings in relevant securities of Amgen or Acquirer Sub by Horizon.

(b)

During the disclosure period, there were no dealings in relevant securities of Amgen or Acquirer Sub by any director of Horizon (including persons connected with them (within the meaning of the Companies Act)).

5	Material Contracts

5.1

Save as disclosed in this paragraph 5.1, neither Horizon nor any of its subsidiaries has since November 29, 2020 entered into any contracts (other than contracts entered into in the ordinary course of business) that are, or may be, material save for:

(a)

Transaction Agreement: On December 11, 2022, Horizon entered into the Transaction Agreement with Amgen and Pillartree Limited, for the purposes of implementing the Transaction. Further details regarding the Transaction Agreement, as amended, are set forth in this proxy statement.

(b)

Confidentiality Agreement: On November 18, 2022, Horizon entered into a confidentiality agreement with Amgen, with respect to the disclosure of confidential information of Horizon to Amgen for the purposes of Amgen’s consideration of the Transaction.

(c)

Commercial Supply Agreement Amendment: On May 31, 2022, AGC Biologics A/S (formerly known as CMC Biologics A/S) and Horizon Therapeutics Ireland DAC entered into amendment no. 4 to commercial supply agreement, the original agreement having been entered into between the parties on February 14, 2018. Under the terms of the commercial supply agreement, as amended, Horizon Therapeutics Ireland DAC has agreed to purchase certain minimum annual order quantities of TEPEZZA drug substance. In addition, Horizon Therapeutics Ireland DAC must provide AGC Biologics S/A with rolling forecasts of TEPEZZA drug substance requirements, with a portion of the forecast being a firm and binding order. At June 30, 2022, Horizon Therapeutics Ireland DAC had binding purchase commitments with AGC Biologics for TEPEZZA drug substance of €94.9 million ($99.3 million converted at Euro-to-Dollar exchange rate as of June 30, 2022 of 1.0462), to be delivered through June 2024.

(d)

Credit Agreement Amendment: On May 7, 2015, Horizon Therapeutics USA, Inc. (formerly Horizon Pharma, Inc.) (“HPI”), Horizon and certain of its subsidiaries entered into a credit agreement with Citibank, N.A., as administrative and collateral agent, and the lenders from time to time party thereto providing for (i) a five-year $400.0 million term loan facility; (ii) an uncommitted accordion facility subject to the satisfaction of certain financial and other conditions; and (iii) one or more uncommitted refinancing loan facilities with respect to loans thereunder. On March 15, 2021, HPI borrowed $1,600.0 million aggregate principal amount of loans (the “Incremental Loans”) pursuant to an amendment to the credit agreement, dated as of May 7, 2015, by and among HPI, Horizon, certain subsidiaries of Horizon party thereto as subsidiary guarantors, the lenders party thereto from time to time and Citibank, N.A., as administrative agent and collateral agent (as amended, the “Credit Agreement”). The Incremental Loans were incurred as a separate class of term loans under the Credit Agreement with the same terms of the previously outstanding $418.0 million senior secured term loans (the “December 2019 Refinancing Loans”) except as described below. The Credit Agreement provides for (i) the Incremental Loans, (ii) the December 2019 Refinancing Loans, (iii) a $275.0 million revolving credit facility, (iv) one or more uncommitted additional incremental loan facilities subject to the satisfaction of certain financial and other conditions and (v) one or more uncommitted refinancing loan facilities with respect to loans thereunder. The Credit Agreement allows for Horizon and certain other subsidiaries of Horizon to become borrowers under incremental or refinancing facilities.

The obligations under the Credit Agreement (including obligations in respect of the Incremental Loans) and any swap obligations and cash management obligations owing to a lender (or an affiliate of a lender) thereunder are guaranteed by Horizon and each of Horizon’s existing and subsequently acquired or formed direct and indirect subsidiaries (including Viela Bio, Inc. (“Viela”) and its subsidiaries) (other than certain immaterial subsidiaries, subsidiaries whose guarantee would result in material adverse tax consequences and subsidiaries whose guarantee is prohibited by applicable law). The obligations under the Credit Agreement (including obligations in respect of the Incremental Loans) and any such swap and cash management obligations are secured, subject to customary permitted liens and other agreed upon exceptions, by a perfected security interest in (i) all tangible and intangible assets of HPI and the guarantors, except for certain customary excluded assets and (ii) all of the capital stock owned by HPI and guarantors thereunder (limited, in the case of the stock of certain non-U.S. subsidiaries of HPI, to sixty-five percent (65%) of the capital stock of such subsidiaries). HPI and the guarantors under the Credit Agreement are individually and collectively referred to herein as a “Loan Party” and the “Loan Parties”, as applicable.

HPI is permitted to make voluntary prepayments of the loans under the Credit Agreement at any time without payment of a premium, except that with respect to the Incremental Loans, a one percent (1%) premium will apply to a repayment of the Incremental Loans in connection with a repricing of, or any amendment to the Credit Agreement in a repricing of, such loans effected on or prior to the date that is six (6) months following March 15, 2021. HPI is required to make mandatory prepayments of loans under the Credit Agreement (without payment of a premium) with (a) net cash proceeds from certain non-ordinary course asset sales (subject to reinvestment rights and other exceptions), (b) casualty proceeds and condemnation awards (subject to reinvestment rights and other exceptions), (c) net cash proceeds from issuances of debt (other than certain permitted debt) and (d) fifty percent (50%) of Horizon’s excess cash flow (subject to decrease to twenty-five percent (25%) or zero percent (0%) if Horizon’s first lien leverage ratio is less than 2.25:1 and 1.75:1, respectively). The Incremental Loans will amortize in equal quarterly installments in an aggregate annual amount equal to one percent (1%) of the original principal amount thereof, with any remaining balance payable on March 15, 2028, the final maturity date of the Incremental Loans.

The Incremental Loans bear interest at a rate, at HPI’s option, equal to the London Inter-Bank Offered Rate (“LIBOR”), plus 2.00% per annum (subject to a 0.50% LIBOR floor) or the adjusted base rate plus 1.00% per annum, with a step-down to LIBOR plus 1.75% per annum or the adjusted base rate plus 0.75% per annum at the time Horizon’s leverage ratio is less than or equal to 2.00 to 1.00. The adjusted base rate is defined as the greatest of (a) LIBOR (using one (1)-month interest period) plus 1.00%, (b) the prime rate, (c) the federal funds rate plus 0.50% and (d) 1.00%.

The Credit Agreement contains customary representations and warranties and customary affirmative and negative covenants, including, among other things, restrictions on indebtedness, liens, investments, mergers, dispositions, prepayment of other indebtedness and dividends and other distributions.

Events of default under the Credit Agreement include: (i) the failure by HPI to timely make payments due under the Credit Agreement; (ii) material misrepresentations or misstatements in any representation or warranty by any Loan Party when made; (iii) failure by any Loan Party to comply with the covenants under the Credit Agreement and other related agreements; (iv) certain defaults under a specified amount of other indebtedness of Horizon’s or its subsidiaries; (v) insolvency or bankruptcy-related events with respect to Horizon or any of its material subsidiaries; (vi) certain undischarged judgments against Horizon or any of its restricted subsidiaries; (vii) certain ERISA-related events reasonably expected to have a material adverse effect on Horizon and its restricted subsidiaries taken as a whole; (viii) certain security interests or liens under the loan documents ceasing to be, or being asserted by Horizon or its restricted subsidiaries not to be, in full force and effect; (ix) any loan document or material provision thereof ceasing to be, or any proceeding being instituted asserting that such loan document or material provision is not, in full force and effect; and (x) the occurrence of a change of control. If one or more events of default occurs and continues beyond any applicable cure period, the administrative agent may, with the consent of the lenders holding a majority of the loans and commitments under the facilities, or will, at the request of such lenders, terminate the commitments of the lenders to make further loans and declare all of the obligations of the Loan Parties under the Credit Agreement to be immediately due and payable.

(e)

Third Supplemental Indenture: On July 16, 2019, Horizon Pharma USA, Inc. (“HPUSA”), a Delaware corporation and an indirect wholly-owned subsidiary of Horizon, completed its previously-announced private placement of $600 million aggregate principal amount of 5.500% senior notes due 2027 to several investment banks acting as initial purchasers, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), who subsequently resold the notes to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act and in offshore transactions to certain non-U.S. persons in reliance on Regulation S under the Securities Act.

Horizon used the net proceeds from the offering, together with approximately $65 million in cash on hand, to redeem or prepay $625 million of its outstanding debt, consisting of (i) the outstanding $225 million principal amount of its 6.625% senior notes due 2023 (the “2023 Notes”), (ii) the outstanding $300 million principal amount of its 8.75% Senior Notes due 2024 (together with the 2023 Notes, the “Existing Notes”) and (iii) $100 million of the outstanding principal amount of senior secured term loans under the Credit Agreement, as well as to pay the related premiums and fees and expenses, excluding accrued interest, associated with such redemption and prepayment. On July 10, 2019, Horizon delivered notice to redeem the Existing Notes with a redemption date of August 9, 2019. On July 16, 2019, Horizon irrevocably deposited sufficient funds with U.S. Bank, National Association (as trustee) to redeem the Existing Notes on August 9, 2019.

The description of the notes and the guarantees thereof by Horizon and certain of its subsidiaries is incorporated herein by reference to Horizon’s Current Report on Form 8-K, filed on July 12, 2019. The notes were issued pursuant to an indenture, dated as of July 16, 2019 (the “Indenture”), among the HPUSA, Horizon, certain subsidiaries of Horizon party thereto as subsidiary guarantors and U.S. Bank National Association, as trustee. On March 15, 2021, Viela (which is a subsidiary of HPUSA) and U.S. Bank National Association (as trustee under the Indenture) entered into a third supplemental indenture pursuant to which Viela unconditionally guaranteed all of HPUSA’s obligations under the Notes and the Indenture on the terms set out therein.

(f)

Agreement and Plan of Merger: On January 31, 2021, HPI, Teiripic Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of HPI (“Purchaser”), Viela, and solely for purposes of Sections 6.7 and 9.12 of the Merger Agreement (as defined below), Horizon, entered into a definitive agreement and plan of merger (the “Merger Agreement”), pursuant to which HPI, through Purchaser, undertook a tender offer to acquire all of the outstanding shares of Viela’s common stock, par value $0.001 per share, at a price of $53.00 per share in cash, without interest, subject to any applicable withholding taxes. On March 15, 2021, Horizon completed its acquisition of Viela.

(g)

Second Amendment to Supply Agreement: On August 3, 2015, Horizon Therapeutics Ireland DAC (as successor in interest to Crealta Pharmaceuticals LLC) and NOF Corporation entered into an exclusive supply agreement for the PEGylation agent used in the manufacture of KRYSTEXXA. Under the agreement, Horizon Therapeutics Ireland DAC is obligated to purchase a certain minimum quantity of the PEGylation agent over specified periods of time and Horizon is required to use NOF as its exclusive supplier for the PEGylation agent, subject to certain exceptions if NOF is unable to supply the PEGylation agent. The agreement expires in October 2024. Either Horizon Therapeutics Ireland DAC or NOF may also terminate the agreement upon a material breach, if not cured within a specified period of time, or in the event of the other party’s insolvency. On January 22, 2021, the parties entered into a second amendment to the supply agreement pursuant to which, among other things, the parties amended Horizon Therapeutics Ireland DAC’s existing minimum purchase requirements under the existing exclusive supply agreement.

6	Directors and Service Contracts

6.1	The following are particulars of the service contracts of the directors of Horizon with Horizon or any of its subsidiaries:

Timothy P. Walbert has served as Horizon’s President, Chief Executive Officer and director of Horizon since June 2008 and served as Horizon’s Chairman since March 2010 pursuant to the terms of an amended and restated employment agreement between Mr. Walbert and Horizon Pharma, Inc. and Horizon Pharma USA, Inc. dated July 27, 2010 (as amended), of indefinite duration.

Mr. Walbert’s employment agreement contains customary termination provisions, including termination by Horizon “for cause”, provided notice is given within 2 months of the occurrence of the cause relied on for his termination. Mr. Walbert’s employment agreement may be terminated at any time by Horizon or Mr. Walbert.

Mr. Walbert’s current salary is $1,312,615.00 per annum (“Base Salary”), subject to annual review. Mr. Walbert is eligible to receive an annual discretionary bonus, with a target amount of fifty percent (50%) of Mr. Walbert’s base salary, subject to standard deductions and withholdings, based on the board of director’s determination, in good faith and subject to the terms of his service agreement, taking account of his individual achievements and Horizon’s performance objectives as set by the compensation committee. The bonus is subject to annual review. Mr. Walbert is entitled to participate in Horizon’s various equity incentive arrangements.

If Mr. Walbert’s employment shall be terminated by death or disability Horizon shall pay all earned but unpaid Base Salary, any earned but unpaid discretionary bonuses for any prior period at such time as bonuses would have been paid if Mr. Walbert remained employed, all accrued but unpaid business expenses, and all accrued but unused vacation time earned through the date of termination at the rate in effect at the time of termination (the “Accrued Amounts”), less standard deductions and withholdings. Mr. Walbert shall also be eligible to receive a pro-rated bonus for the year of termination, as determined by the Horizon board of directors or the compensation committee of the Horizon board of directors based on actual performance and the period of the year he was employed (the “Pro-rata Bonus”), less standard deductions and withholdings, to be paid as a lump sum within thirty (30) days after the date of termination.

If Mr. Walbert’s employment is terminated by Horizon for “cause”, or if Mr. Walbert terminates his employment without good reason, Horizon shall pay the Mr. Walbert’s Base Salary, accrued but unpaid business expenses and accrued and unused vacation benefits earned through the date of termination at the rate in effect at the time of termination, less standard deductions and withholdings.

If Horizon terminates Mr. Walbert’s employment without cause or Mr. Walbert terminates his employment for good reason Horizon shall pay the Accrued Amounts subject to standard deductions and withholdings, to be paid as a lump sum no later than thirty (30) days after the date of termination. In addition, subject to certain limitations and upon Mr. Walbert’s furnishing to Horizon an executed waiver and release of claims (the “Release”) within the applicable time period, but in no event later than forty-five (45) days following termination of employment and permitting such Release to become effective in accordance with its terms (the “Release Effective Date”), and subject to Mr. Walbert entering into no later than the Release Effective Date a non-competition agreement to be effective during the Non Change in Control Severance Period (as defined below), and continuing to abide by its terms during the Non Change in Control Severance Period, Mr. Walbert shall be entitled to:

(a)

the equivalent of Mr. Walbert’s Base Salary in effect at the time of termination for a period of twenty-four (24) months following the date of termination (the “Non Change in Control Severance Period”), less standard deductions and withholdings, to be paid during the Non Change in Control Severance Period according to Horizon’s regular payroll practices, subject to any delay in payment contemplated by Mr. Walbert’s agreement;

(b)

two (2) times Mr. Walbert’s target Bonus in effect at the time of termination, or if none, two (2) times the last target Bonus in effect for Mr. Walbert, less standard deductions and withholdings, to be paid in a lump sum no later than ten (10) days after the Release Effective Date; and

(c)

in the event Mr. Walbert timely elects continued coverage under COBRA, Horizon will continue to pay the same portion of Mr. Walbert’s COBRA health insurance premium as the percentage of health insurance premiums that it paid during Mr. Walbert’s employment, including any amounts that Horizon paid for benefits to the qualifying family members of Mr. Walbert, following the date of termination up until the earlier of either (i) the last day of the Non Change in Control Severance Period or, (ii) the date on which Mr. Walbert begins full-time employment with another company or business entity which offers comparable health insurance coverage to Mr. Walbert (such period, the “Non Change in Control COBRA Payment Period”). Notwithstanding the foregoing, if Horizon determines, in its sole discretion, that Horizon cannot provide the COBRA premium benefits without potentially incurring financial costs or penalties under applicable law (including, without limitation, Section 2716 of the Public Health Service Act), Horizon shall in lieu thereof pay Mr. Walbert a taxable cash amount, which payment shall be made regardless of whether Mr. Walbert or his qualifying family members elect COBRA continuation coverage (the “Health Care Benefit Payment”). The Health Care Benefit Payment shall be paid in monthly or bi-weekly installments on the same schedule that the COBRA premiums would otherwise have been paid to the insurer. The Health Care Benefit Payment shall be equal to the amount that Horizon otherwise would have paid for COBRA insurance premiums (which amount shall be calculated based on the premium for the first month of coverage), and shall be paid until the expiration of the Non Change in Control COBRA Payment Period.

If Horizon (or its successor) terminates Mr. Walbert’s employment without cause or Mr. Walbert terminates his employment for good reason within the period commencing three (3) months immediately prior to a change in control of Horizon and ending eighteen (18) months immediately following a change in control of Horizon, Mr. Walbert shall receive the Accrued Amounts subject to standard deductions and withholdings, to be paid as a lump sum no later than thirty (30) days after the date of termination. In addition, subject to the limitations stated in this Agreement and upon Mr. Walbert’s furnishing to Horizon (or its successor) an executed Release within the applicable time period set forth therein, but in no event later than forty-five (45) days following termination of employment and permitting such Release to become effective in accordance with its terms, and subject to Mr. Walbert entering into no later than the Release Effective Date a non-competition agreement to be effective during the Change in Control Severance Period (as defined below) and continuing to abide by its terms during the Change in Control Severance Period, then in lieu of (and not additional to) the benefits otherwise accruing where termination occurs otherwise than in the event of a change of control, Mr. Walbert shall be entitled to:

(a)

the equivalent of Mr. Walbert’s Base Salary in effect at the time of termination will continue to be paid for a period of thirty-six (36) months following the date of termination (the “Change in Control Severance Period”), less standard deductions and withholdings, to be paid during the Change in Control Severance Period according to Horizon’s regular payroll practices;

(b)

three (3) times Mr. Walbert’s target Bonus in effect at the time of termination, or if none, three (3) times the last target Bonus in effect for Mr. Walbert, less standard deductions and withholdings, to be paid in a lump sum within ten (10) days following the later of (i) the Release Effective Date, or (ii) the effective date of the change in control of Horizon; and

(c)

in the event Mr. Walbert timely elects continued coverage under COBRA, Horizon will continue to pay the same portion of Mr. Walbert’s COBRA health insurance premium as the percentage of health insurance premiums that it paid during Mr. Walbert’s employment, including any amounts that Horizon paid for benefits to the qualifying family members of Mr. Walbert, following the date of termination up until the earlier of either (i) the date thirty-six (36) months following the date of termination or, (ii) the date on which Mr. Walbert begins full-time employment with another company or business entity which offers comparable health insurance coverage to Mr. Walbert (such period, the “Change in Control COBRA Payment Period”). Notwithstanding the foregoing, if Horizon determines, in its sole discretion, that Horizon cannot provide the COBRA premium benefits without potentially incurring financial costs or penalties under applicable law (including, without limitation, Section 2716 of the Public Health Service Act), Horizon shall in lieu thereof pay Mr. Walbert the Health Care Benefit Payment, which payment shall be made regardless of whether Mr. Walbert or his qualifying family members elect COBRA continuation coverage. The Health Care Benefit Payment shall be paid in monthly or bi-weekly installments on the same schedule that the COBRA premiums would otherwise have been paid to the insurer. The Health Care Benefit Payment shall be equal to the amount that Horizon otherwise would have paid for COBRA insurance premiums (which amount shall be calculated based on the premium for the first month of coverage), and shall be paid until the expiration of the Change in Control COBRA Payment Period.

In the event that Mr. Walbert’s employment is terminated without cause or for good reason and the next following paragraph does not apply, the vesting of any equity awards granted to Mr. Walbert that vest solely subject to Mr. Walbert’s continued services to Horizon (the “Time-Based Vesting Equity Awards”) shall be deemed vested and immediately exercisable (if applicable) by Mr. Walbert with respect to such number of shares as determined in accordance with their applicable vesting schedules as if Mr. Walbert had provided an additional eighteen (18) months of services as of the date of termination. Treatment of any performance based vesting stock unit awards or other performance based vesting equity awards granted to Mr. Walbert will in all cases be governed solely by the terms of the equity award plan or agreement under which they were granted and will not be eligible to accelerate vesting pursuant to the foregoing provision.

In the event that Mr. Walbert’s employment is terminated without cause or for good reason within the three (3) months immediately preceding or during the eighteen (18) months immediately following a change in control of the Horizon, the vesting of any Time-Based Vesting Equity Awards granted to Mr. Walbert shall be fully accelerated such that on the effective date of such termination one hundred percent (100%) of any Time-Based Vesting Equity Awards granted to Mr. Walbert prior to such termination shall be fully vested and immediately exercisable (if applicable) by Mr. Walbert. Treatment of any performance based vesting stock unit awards or other performance based vesting equity awards granted to Mr. Walbert will in all cases be governed solely by the terms of the equity award plan or agreement under which they were granted and will not be eligible to accelerate vesting pursuant to the foregoing provision.

6.2

Save as disclosed in “The Transaction—Interests of Certain Persons in the Transaction,” no proposal exists in connection with the Transaction that any payment or other benefit will be made or given by Amgen or Acquirer Sub to any director of Horizon as compensation for loss of office or as consideration for or in connection with his retirement from office.

7	Irish Taxation

Your attention is drawn to “Material Tax Consequences Of The Proposed Transaction—Irish Tax Considerations” of this proxy statement. If you are in any doubt as to your own position with respect to Irish taxation, or if you require more detailed information or if you are subject to taxation in any jurisdiction other than Ireland, you should consult an independent financial advisor immediately.

8	U.S. Federal Income Tax Consequences

Your attention is drawn to “Material Tax Consequences Of The Proposed Transaction—Material U.S. Federal Income Tax Considerations” of this proxy statement. If you are in any doubt as to your own position with respect to U.S. federal income tax, or if you require more detailed information or if you are subject to taxation in any jurisdiction, you should consult an independent financial advisor immediately.

9	Material Changes

9.1

Save as disclosed in Horizon’s reports as filed or furnished with the SEC under the Exchange Act from time to time, the directors of Horizon are not aware of any material change in the financial or trading position of Horizon since December 31, 2021 (the date to which the last published audited accounts of Horizon were prepared).

9.2

Save as disclosed in this proxy statement there has been no material change in information previously published by Amgen, Acquirer Sub or Horizon in connection with the Transaction since December 12, 2022 (being the date on which the Rule 2.7 Announcement was made).

10	Consents

Morgan Stanley & Co. LLC has given and not withdrawn its written consent to the inclusion in this proxy statement of the references to its name in the form and context in which they appear and to the inclusion of its fairness opinion in this proxy statement.

J.P. Morgan Securities LLC has given and not withdrawn its written consent to the inclusion in this proxy statement of the references to its name in the form and context in which they appear.

PJT Partners LP has given and not withdrawn its written consent to the inclusion in this proxy statement of the references to its name in the form and context in which they appear.

Citigroup Global Markets Inc. has given and not withdrawn its written consent to the inclusion in this proxy statement of the references to its name in the form and context in which they appear.

BofA Securities, Inc. has given and not withdrawn its written consent to the inclusion in this proxy statement of the references to its name in the form and context in which they appear.

11	Appraisal Rights

If Horizon Shareholders approve the Scheme at the Scheme Meeting and the resolutions required to implement the Scheme at the EGM, the Irish High Court sanctions the Scheme and the Court Order is delivered to the Registrar of Companies, then the Scheme will be binding on all Horizon Shareholders, including those Horizon Shareholders who did not attend the Scheme Meeting and/or the EGM and who did not vote or who voted against the relevant resolutions at the Scheme Meeting and/or the EGM. If Horizon Shareholders approve the Scheme and the High Court sanctions the Scheme, no Horizon Shareholder will have “dissenters” or “appraisal” rights under Irish Law or otherwise have any right to seek a court appraisal of the value of the Horizon Shares. If the Scheme becomes effective, all Horizon Shareholders who hold Horizon Shares will receive the same Scheme Consideration per Horizon Share.

12	Sources and Bases of Information

In this proxy statement, unless otherwise stated or the context otherwise requires, the following sources and bases have been used:

12.1	the historical share prices are sourced from the Nasdaq Global Select Market for Horizon;

12.2

the value of the whole of the existing issued share capital of Horizon is based upon the entire issued ordinary share capital (excluding Treasury Shares of 384,366), namely 228,384,218 Horizon Shares as of January 13, 2023, the latest practicable date prior to the posting of this proxy statement;

12.3	references to the arrangements in place between Amgen and Horizon regarding expense reimbursements are sourced from the terms of the expenses reimbursement provisions within the Transaction Agreement;

12.4

the value of the entire issued and to be issued share capital (fully diluted share capital) of Horizon is based on the following numbers as at January 13, 2023, the latest practicable date prior to the filing of this proxy statement:

(a)	the number of issued Horizon Shares, as set out in paragraph 12.2 above;

(b)

1,810,200 Horizon Shares subject to outstanding Horizon PSUs (calculated by reference to the number of Horizon Shares issuable upon settlement of the Horizon PSUs assuming performance criteria are achieved at maximum levels);

(c)	4,392,422 Horizon Shares subject to outstanding Horizon RSUs;

(d)	4,799,051 Horizon Shares subject to outstanding Horizon options; and

(e)	full exercise of the outstanding options and vesting of outstanding Horizon RSUs and Horizon PSUs at maximum performance levels;

12.5	save where otherwise stated, financial and other information concerning Amgen and Horizon has been extracted from published sources or from audited financial results of Amgen and Horizon; and

12.6	references to the arrangements in place between Amgen and Horizon regarding a transaction agreement are sourced from the Transaction Agreement.

13	Concert Parties

13.1	For the purpose of the Irish Takeover Rules, each of the following persons is regarded as acting in concert with Amgen and Acquirer Sub in connection with the Transaction:

(a)	the directors of Amgen and Acquirer Sub;

(b)	the subsidiaries and associated companies of Amgen and Acquirer Sub;

(c)

partners and members of the professional staff of Sullivan & Cromwell LLP (U.S. legal advisor to Amgen and Acquirer Sub), having its principal executive offices at 125 Broad Street, New York, NY 10004, United States, actively engaged in relation to the Transaction or who are customarily engaged in the affairs of Amgen or Acquirer Sub or who have been engaged in those affairs since November 29, 2020;

(d)

partners and members of the professional staff of William Fry LLP (Irish legal advisor to Amgen and Acquirer Sub), having its address at 2 Grand Canal Square, Dublin 2, D02 A342, Ireland, actively engaged in relation to the Transaction or who are customarily engaged in the affairs of Amgen or Acquirer Sub or who have been engaged in those affairs since November 29, 2020;

(e)

partners and members of the professional staff of PJT Partners LP (lead financial advisor to Amgen), having its principal executive offices at 280 Park Avenue, New York, NY 10017, United States, actively engaged in relation to the Transaction or who are customarily engaged in the affairs of Amgen or Acquirer Sub or who have been engaged in those affairs since November 29, 2020;

(f)

Citigroup Global Markets Inc. (financial advisor to Amgen), having its principal executive offices at 388 Greenwich St. FL 18, New York, NY, 10013, United States, and any persons (other than exempt market makers or exempt fund managers) controlling, controlled by, or under the same control as Citigroup Global Markets Inc.;

(g)

BofA Securities, Inc. (financial advisor to Amgen), having its principal executive offices at 1 Bryant Park, New York, NY 10036, United States, and any persons (other than exempt market makers or exempt fund managers) controlling, controlled by, or under the same control as BofA Securities, Inc.; and

(h)

Daniel J. Edelman Ireland Limited and Daniel J. Edelman Inc. (public relations advisors to Amgen), having their principal executive offices at Harcourt Centre, 2 Harcourt St, Saint Kevin’s, Dublin 2 and at 250 Hudson St. FL 9, New York, NY, 10013, United States, and any persons controlling, controlled by, or under the same control as Daniel J. Edelman Ireland Limited and Daniel J. Edelman Inc.

13.2	For the purpose of the Irish Takeover Rules, each of the following persons is regarded as acting in concert with Horizon in connection with the Transaction:

(a)	the directors of Horizon;

(b)	the subsidiaries and associated companies of Horizon;

(c)

Morgan Stanley & Co. LLC (financial advisor to Horizon) having its principal executive offices at 1585 Broadway, New York, NY 10036, United States and any persons (other than exempt principal traders or exempt fund managers) controlling, controlled by, or under the same control of Morgan Stanley & Co. LLC;

(d)

J.P. Morgan Securities LLC (financial advisor to Horizon) having its principal executive offices at 277 Park Avenue, New York, NY, 10172 United States and any persons (other than exempt principal traders or exempt fund managers) controlling, controlled by, or under the same control of J.P. Morgan Securities LLC;

(e)

partners and members of the professional staff of Matheson LLP (Irish legal advisor to Horizon), having its principal executive offices at 70 Sir John Rogerson’s Quay, Dublin Docklands, Dublin 2, D02 R296, Ireland, actively engaged in relation to the Transaction or who are customarily engaged in the affairs of Horizon or who have been engaged in those affairs since November 29, 2020;

(f)

partners and members of the professional staff of Cooley LLP (U.S. legal advisor to Horizon), having its principal executive offices at 10265 Science Center Drive, San Diego, CA 92121 United States, actively engaged in relation to the Transaction or who are customarily engaged in the affairs of Horizon or who have been engaged in those affairs since November 29, 2020; and

(g)

Alliance Advisors LLC (proxy solicitor to Horizon), having its principal executive offices at 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003 United States, and any persons controlling, controlled by or under the same control as Alliance Advisors LLC.

14	Other Information

14.1

Save as disclosed in “The Transaction—Interests of Certain Persons in the Transaction,” no agreement, arrangement or understanding (including any compensation arrangement) having any connection with or dependence upon the Transaction exists between Amgen, Acquirer Sub, any person acting in concert with Amgen or Acquirer Sub and any of the directors or recent directors of Horizon or any of the holders or recent holders of, or any persons interested or recently interested in, relevant Horizon securities. In this paragraph 14.1, “recent” means within the disclosure period.

14.2	No arrangement exists between Amgen, Acquirer Sub and/or any other person acting in concert with Amgen or Acquirer Sub and any other person.

14.3	No arrangement exists between Horizon and/or any other person acting in concert with Horizon and any other person.

14.4

No agreement, arrangement or understanding exists whereby ownership of any Horizon Shares acquired in pursuance of the Transaction will be transferred to any other person, but Amgen reserves the right to transfer any Horizon Shares to any other member of its group.

14.5

Save as disclosed in “The Transaction—Interests of Certain Persons in the Transaction,” the emoluments of the directors of Amgen will not be affected by the Transaction or automatically as a consequence of the Transaction.

14.6

For the purposes of this paragraph 14, arrangement includes any indemnity or option arrangement and any agreement or understanding, formal or informal, of whatever nature, between two or more persons relating to relevant securities which may be an inducement to deal or refrain from dealing.

14.7

See the section of this proxy statement entitled “The Transaction” for a description of agreements and arrangements to which Amgen and/or Acquirer Sub is a party and which relate to circumstances in which Amgen and/or Acquirer Sub may or may not invoke a condition to the Transaction and the consequences of its doing so, including details of fees payable as a result. Save as disclosed in those sections of this proxy statement, there are no such agreements or arrangements.

15	Documents Available for Inspection

15.1

Copies of the following documents will be available from the date of this proxy statement (except in the case of the letter and documents referred to in paragraph 15.1(t), which will be available from the date on which they are provided to the holders of Horizon equity awards) until completion of the Transaction online at https://www.amgen.com/horizon-offer and https://ir.horizontherapeutics.com/information:

(a)	the Rule 2.4 announcement made by Horizon on November 29, 2022;

(b)	the Rule 2.7 Announcement;

(c)	this proxy statement dated January 23, 2023;

(d)	the Memorandum and Articles of Association of Horizon;

(e)	the charter documents of Amgen;

(f)	the constitution of Acquirer Sub;

(g)	Horizon’s annual report on Form 10-K for the fiscal year ended December 31, 2021;

(h)	Horizon’s annual report on Form 10-K for the fiscal year ended December 31, 2020;

(i)

Horizon’s quarterly reports on Form 10-Q in respect of the quarters ended March 31, 2022 filed with the SEC on May 4, 2022, June 30, 2022 filed with the SEC on August 3, 2022 and September 30, 2022 filed with the SEC on November 2, 2022;

(j)	Amgen’s annual report on Form 10-K for the fiscal year ended December 31, 2021;

(k)	Amgen’s annual report on Form 10-K for the fiscal year ended December 31, 2020;

(l)

Amgen’s quarterly reports on Form 10-Q in respect of the quarters ended March 31, 2022 filed with the SEC on April 28, 2022, June 30, 2022 filed with the SEC on August 5, 2022 and September 30, 2022 filed with the SEC on November 4, 2022;

(m)	the letters of consent referred to in paragraph 10 above;

(n)	the Transaction Agreement;

(o)	Form of Proxy—Scheme Meeting;

(p)	Form of Proxy—EGM;

(q)	the confidentiality agreement entered into on November 18, 2022 between Horizon and Amgen;

(r)	the bridge credit agreement entered into on December 12, 2022 between Amgen, Citibank N.A., Bank of America, N.A. and other banks from time to time party thereto;

(s)

the term loan credit agreement entered into on December 22, 2022 between Amgen, Citibank N.A., Bank of America, N.A., Goldman Sachs Bank USA and Mizuho Bank, Ltd. and other banks from time to time party thereto;

(t)	the letter and associated documents provided to the holders of Horizon equity awards in accordance with Rule 15 of the Irish Takeover Rules;

(u)

pursuant to Rule 26.3 (viii) of the Irish Takeover Rules a full list of the dealings which have been disclosed by Morgan Stanley & Co. LLC in aggregate form in paragraph 4.3 of this Part 4—Additional Information;

(v)	the Rule 8.1 disclosure made by Amgen on December 13, 2022; and

(w)	the Rule 8.1 disclosure made by Horizon on December 13, 2022.

16	Financial Information Relating to Acquirer Sub and Amgen

As Acquirer Sub was incorporated on December 6, 2022, no financial information is available or has been published in respect of it. Save for any costs incurred, or agreements entered into, in connection with the Transaction, Acquirer Sub has not traded prior to the date of this document.

As required by Rule 24.3(a)(i) of the Irish Takeover Rules, Amgen’s audited consolidated financial statements as of and for the financial years ended December 31, 2021 and December 31, 2020, each of which can be found on Amgen’s website at https://investors.amgen.com/financials/annual-reports, and Amgen’s unaudited condensed consolidated financial statements as of and for the quarterly periods ended March 31, 2022, June 30, 2022 and September 30, 2022, each of which can be found on Amgen’s website at https://investors.amgen.com/financials/sec-filings (the “Amgen Financial Statements”) are incorporated into this proxy statement by reference pursuant to Rule 24.15 of the Irish Takeover Rules. Amgen will furnish without charge to each person to whom this proxy statement is delivered, upon written or oral request, a copy of any or all of the Amgen Financial Statements, including exhibits to these documents. A hard copy of the Amgen Financial Statements will not be sent to any person unless requested pursuant to this process. Any Horizon Shareholder may request a hard copy of the Amgen Financial Statements by application to:

William Fry LLP

2 Grand Canal Square

Dublin 2

D02 A342

Ireland

+353 1 639 5000

Any such request must include the identity of the Horizon Shareholder and any hard copy documents will be posted to the address of the Horizon Shareholder provided in such application.

17	Amgen’s Current Trading and Prospects

Amgen is a highly focused biotechnology company committed to unlocking the potential of biology for patients suffering from serious illnesses by discovering, developing, manufacturing and delivering innovative human therapeutics. This approach begins by using tools like advanced human genetics to unravel the complexities of disease and understand the fundamentals of human biology. Amgen focuses on areas of high unmet medical need and leverages its expertise to strive for solutions that improve health outcomes and dramatically improve people’s lives. A biotechnology pioneer since 1980, Amgen has grown to be one of the world’s leading independent biotechnology companies. Amgen is one of the 30 companies that comprise the Dow Jones Industrial Average and is also part of the Nasdaq-100 index.

On November 3, 2022, Amgen announced its financial results for the third quarter ended September 30, 2022, the principal highlights of which are set out below.

•

Total revenues decreased 1% to $6.7 billion in comparison to the third quarter of 2021, resulting from a 1% decline in global product sales, which reflected 8% volume growth offset primarily by 5% lower net selling price and 2% negative impact from foreign exchange.

•

Volumes grew double-digits for a number of products including LUMAKRAS®/LUMYKRAS™ (sotorasib), Repatha® (evolocumab), EVENITY® (romosozumab-aqqg), Parsabiv® (etelcalcetide), and Vectibix® (panitumumab).

•

GAAP earnings per share (EPS) increased from $3.31 to $3.98 driven by a decrease in operating expenses due to a $0.4 billion licensing-related upfront payment to Kyowa Kirin Co., Ltd. in Q3 2021 and lower weighted-average shares outstanding in Q3 2022.

•	GAAP operating income increased from $2.4 billion to $2.7 billion and GAAP operating margin increased 5.0 percentage points to 42.6%.

The information set forth above is only a summary and should be read in conjunction with Amgen’s audited consolidated financial statements as of and for the financial years ended December 31, 2021 and December 31, 2020, which have been incorporated in this proxy statement by reference.

18	Security Ownership of Certain Beneficial Owners of Amgen and Acquirer Sub

The following table shows the number of shares of Amgen common stock owned by each person or entity known to Amgen to be the beneficial owners of more than 5% of Amgen common stock based on a review of publicly available statements of beneficial ownership filed with the SEC on Schedules 13F, 13D and 13G through January 13, 2023.

	Amgen Shares Beneficially Owned
Name of Beneficial Owner	Number of Amgen Shares	Percent of Total(1)
The Vanguard Group(2)	47,459,511	8.89%
BlackRock Inc.(3)	46,870,708	8.78%
State Street Corporation(4)	29,073,061	5.45%

(1)	The “Percent of Total” reported in this column has been calculated based on 533,579,206 shares of Amgen common stock outstanding as of October 31, 2022.
(2)	The amounts shown were provided by The Vanguard Group pursuant to a Schedule 13F filed with the SEC on November 14, 2022.
(3)	The amounts shown were provided by BlackRock, Inc. pursuant to a Schedule 13F filed with the SEC on November 14, 2022.
(4)	The amounts shown were provided by State Street Corporation pursuant to a Schedule 13F filed with the SEC on November 15, 2022.

Acquirer Sub is a direct wholly owned subsidiary of Amgen.

19	Governing Law

The Scheme shall be governed by, and construed in accordance with, the laws of Ireland and the Scheme and matters related to the sanction thereof shall be subject to the jurisdiction of the Irish High Court.

20	Irish Takeover Rules and Irish Takeover Panel

The Transaction is subject to the provisions of the Irish Takeover Rules and the jurisdiction of the Irish Takeover Panel.

ANNEX A

Execution Version

TRANSACTION AGREEMENT

dated as of December 11, 2022

among

AMGEN INC.

PILLARTREE LIMITED

and

HORIZON THERAPEUTICS PLC

-

-A-i-

(continued)

-A-ii-

TRANSACTION AGREEMENT

THIS TRANSACTION AGREEMENT (this “Agreement”), dated as of December 11, 2022 is by and among AMGEN INC., a Delaware corporation (“Parent”), PILLARTREE LIMITED, a private limited company incorporated under the laws of Ireland (with registration number: 730855) having its registered office at 6th Floor, 2 Grand Canal Square, Dublin 2, Ireland and a wholly owned Subsidiary of Parent (“Acquirer Sub”), and HORIZON THERAPEUTICS PLC, a public limited company incorporated under the laws of Ireland (with registration number 507678) having its registered office at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland (the “Company”).

A. Parent has agreed to make a proposal to cause Acquirer Sub to acquire the Company on the terms set out in the Rule 2.7 Announcement;

B. This Agreement sets out certain matters relating to the conduct of the Acquisition that have been agreed by the Parties; and

C. The Parties intend that the Acquisition will be implemented by way of the Scheme, although this may, subject to the consent (where required) of the Irish Takeover Panel, be switched to a Takeover Offer in accordance with the terms set out in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, the Parties agree as follows:

SECTION 1. INTERPRETATION

1.1 Definitions.

As used in this Agreement the following words and expressions have the following meanings:

“Acquirer Sub” has the meaning ascribed to it in the Preamble.

“Acquisition” means the proposed offer by Acquirer Sub to acquire the entire issued and to be issued, ordinary share capital of the Company in accordance with the terms of this Agreement, to be effected by means of the Scheme or, should Parent elect, and subject to the terms of this Agreement and the consent of the Irish Takeover Panel (if required), by means of a Takeover Offer, and, where the context admits, any subsequent revision, variation, extension or renewal thereof.

“Acting in Concert” has the meaning given to that term in the Irish Takeover Panel Act.

“Affiliate” means, in relation to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such first person (as used in this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise and the terms “controlled” and “controlling” shall have correlative meanings).

“Agreement” has the meaning ascribed to it in the Preamble.

“Alternative Financing” has the meaning ascribed to it in Section 7.6(b).

“Anti-Corruption Laws” means the FCPA; the Anti-Kickback Act of 1986, the UK Bribery Act of 2010, the relevant Laws in Ireland relating to bribery or corruption including the Criminal Justice (Corruption Offences) Act 2018 of Ireland or any applicable Laws of similar effect, and the related regulations and published interpretations thereunder.

“Antitrust Laws” means the Sherman Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914, the HSR Act and all other federal, state and foreign applicable Laws in effect from time to time that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.

“Balance Sheet” has the meaning ascribed to it in Section 6.1(f).

“Benefits Continuation Period” has the meaning ascribed to it in Section 7.4(a).

“Burdensome Condition” has the meaning ascribed to it in Section 7.2(c).

“Business Day” means any day, other than a Saturday, Sunday or a day on which banks in Ireland or in New York are authorized or required by applicable Laws to be closed.

“Cap” means an amount equal to one percent of the aggregate value of the total Consideration payable with respect to the Company Shares in connection with the Acquisition (excluding, for clarity, any interest in such share capital of the Company held by Parent or any Concert Parties of Parent) as ascribed by the terms of the Acquisition as set out in the Rule 2.7 Announcement.

“Change of Recommendation Termination” has the meaning ascribed to it in Section 9.1(a)(iii)(B).

“Claim Expenses” has the meaning ascribed to it in Section 7.3(a).

“Clearance Date” means the Business Day next succeeding the date upon which the later occurring of (i) the Irish Takeover Panel confirming that (x) it has no comments on the Proxy Statement and/or the Scheme Document or (y) its comments on the Proxy Statement and/or the Scheme Document have been adequately responded to or resolved and (ii) in respect of the SEC, (x) the SEC review period has expired with no comments or (y) the SEC confirming that its comments on the Proxy Statement have been adequately responded to or resolved.

“Clearances” means all consents, clearances, approvals, permissions, licenses, variances, exemptions, authorizations, acknowledgements, permits, nonactions, Orders and waivers to be obtained from, and all registrations, applications, notices and filings to be made with or provided to, any Governmental Entity in connection with the implementation of the Scheme or the Acquisition.

“Code” means the United States Internal Revenue Code of 1986.

“Company” has the meaning ascribed to it in the Preamble.

“Company Alternative Proposal” means any bona fide proposal or offer (including non-binding proposals or offers) from any Person or Group, other than Parent, its controlled Affiliates or any of its Concert Parties, relating to any (i) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of assets of the Company or any of its Subsidiaries (including equity securities of Subsidiaries) equal to 20% or more of the consolidated assets of the Company, or to which 20% or more of the revenues or earnings of the Company on a consolidated basis are attributable for the most recent fiscal year for which audited financial statements are then available, (ii) direct or indirect acquisition (including by scheme of arrangement or takeover offer) or issuance (whether in a single transaction or a series of related transactions) of 20% or more of any class of equity or voting securities of the Company, (iii) scheme of arrangement, tender offer, takeover offer or exchange offer that, if consummated, would result in a Person or Group beneficially owning 20% or more of any class of equity or voting securities of the Company, or (iv) scheme of arrangement, merger, consolidation, share exchange, business combination, joint venture, reorganization, recapitalization or similar transaction involving the Company or any of its Subsidiaries, under which a Person or Group or, in the case of clause (B) below, the shareholders or equityholders of any Person or Group would, directly or indirectly, (A) acquire assets equal to 20% or more of the consolidated assets of the Company, or to which 20% or more of the revenues or earnings of the Company on a consolidated basis are attributable for the most recent fiscal year for which audited financial statements are then available, or (B) immediately after giving effect to such transactions, beneficially own 20% or more of any class of equity or voting securities of the Company or the surviving or resulting Person (including any parent Person) in such transaction.

“Company Alternative Proposal NDA” has the meaning ascribed to it in Section 5.2(b).

“Company Approval Time” has the meaning ascribed to it in Section 5.2(b).

“Company Board” means the board of directors of the Company.

“Company Breach Termination” has the meaning ascribed to it in Section 9.1(a)(iii)(A).

“Company Capitalization Date” has the meaning ascribed to it in Section 6.1(c)(i).

“Company Change of Recommendation” has the meaning ascribed to it in Section 5.2(a)(iii).

“Company Contracts” means a Contract of any member of the Company Group.

“Company Credit Agreement” means the Credit Agreement, dated as of May 7, 2015, by and among Horizon Therapeutics USA, Inc., a Delaware corporation, the Company, the subsidiary guarantors party thereto, the lenders party thereto from time to time and Citibank, N.A., as Administrative Agent and Collateral Agent (as amended by Amendment No. 1, dated as of October 25, 2016, Amendment No. 2, dated as of March 29, 2017, Amendment No. 3, dated as of October 23, 2017, Amendment No. 4, dated as of October 19, 2018, Amendment No 5., dated as of March 11, 2019, Amendment No. 6, dated as of May 22, 2019, Amendment No. 7, dated as of December 18, 2019, the Incremental Amendment and Lender Joinder Agreement, dated as of August 17, 2020 and Amendment No. 9, dated as of March 15, 2021).

“Company Deferred Shares” means the deferred ordinary shares of the Company, nominal value €1.00 per share.

“Company Disclosure Schedule” has the meaning ascribed to it in Section 6.1.

“Company Employees” means the employees of the Company or any Subsidiary of the Company as of immediately prior to the Effective Time.

“Company Equity Award Holder Proposal” means the proposal of Parent to the Company Equity Award Holders to be made in accordance with this Agreement (including Section 4), Rule 15 of the Irish Takeover Rules and the terms of the Company Share Plans.

“Company Equity Award Holders” means the holders of the Company Equity Awards.

“Company Equity Awards” means the Company Options, the Company RSU Awards and the Company PSU Awards.

“Company ESPP” means the Company’s 2020 Employee Share Purchase Plan.

“Company Group” means the Company and its Subsidiaries.

“Company Intellectual Property” means the Owned Intellectual Property and the Licensed Intellectual Property.

“Company Intervening Event” means any material event, fact, change, effect, development or occurrence arising or occurring after the date of this Agreement and prior to the Company Approval Time that (i) was not known or reasonably foreseeable, or the material consequences of which were not known or reasonably foreseeable, in each case to the Company Board as of or prior to the date of this Agreement, and (ii) does not relate to (a) any Company Alternative Proposal or consequence thereof, (b) Parent or any of its Subsidiaries or (c) any change in the market price or trading volume of the Company Shares or the fact that the Company meets or exceeds any internal or analysts’ expectations or projections of the results of operations of the Company Group (it being understood that the underlying causes of such change or fact shall not be excluded by this clause (c)).

“Company Irrecoverable VAT” has the meaning ascribed to it in Section 9.2(e)(i)(A).

“Company IT Assets” means computers, Software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines, and all other information technology equipment, and all associated documentation, in each case, used or held for use by a member of the Company Group.

“Company Material Adverse Effect” means any event, change, effect, development or occurrence that, individually or together with any other event, change, effect, development or occurrence, (a) would prevent, materially delay or materially impair the ability of the Company to consummate the Acquisition or (b) has had or would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, assets, liabilities or results of operations of the Company Group, taken as a whole; provided that, solely for the purposes of clause (b), no event, change, effect, development or occurrence to the extent resulting from or arising out of any of the following shall be deemed to constitute a Company Material Adverse Effect or shall be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect: (i) any decline in the market price or change in trading volume of the Company Shares; (ii) any event, change, effect, development or occurrence directly resulting from the announcement or pendency of the Transactions (other than for purposes of any representation or warranty contained in Section 6.1(u)(ii) and Section 6.1(v) but subject to corresponding disclosures in the Company Disclosure Schedule); (iii) any event, change, effect, development or occurrence in the industries and jurisdictions in which the Company Group operates or in the U.S. or global economy generally or other general business, financial or market conditions in the U.S. or globally, except in each case to the extent that the Company Group, taken as a whole, is adversely affected disproportionately relative to the other participants in such industries or the U.S. or the global economy generally, as applicable, and then only to the extent of such disproportionate impact; (iv) any event, change, effect, development or occurrence arising directly or indirectly from or otherwise relating to fluctuations in the value of any currency, except to the extent that the Company Group, taken as a whole, is adversely affected disproportionately relative to the other participants in such industries or the economy generally, as applicable, and then only to the extent of such disproportionate impact; (v) any event, change, effect, development or occurrence arising directly or indirectly from or otherwise relating to any act of terrorism, war, national or international calamity or any other similar event (other than cyberattacks), except to the extent that such event, circumstance, change or effect disproportionately affects the Company Group, taken as a whole, relative to other participants in the industries in which the Company Group operates or in the U.S or global economy generally, as applicable, and then only to the extent of such disproportionate impact; (vi) any epidemic, pandemic (including COVID-19), disease outbreak or other public health-related event, hurricane, tornado, flood, earthquake, tsunamis, tornadoes, mudslides, fires or other natural disaster or other force majeure event, or the escalation or worsening thereof, except to the extent that the Company Group, taken as a whole, is adversely affected disproportionately relative to other participants in the industries in which the Company Group operates or in the U.S. or global economy generally, as applicable, and then only to the extent of such disproportionate impact; (vii) the failure of any member of the Company Group to meet internal or analysts’ expectations or projections of the results of operations of the Company Group; (viii) any adverse effect arising directly from or otherwise directly relating to any action taken by the Company Group at the written direction of Parent or any action specifically required pursuant to the terms of this Agreement to be taken by the Company (except for any obligation to operate in the ordinary course of business); (ix) any event, change, effect, development or occurrence arising directly or indirectly from or otherwise relating to any change in, or any compliance with, any applicable Laws or GAAP (or interpretations of any applicable Laws or GAAP), except to the extent that the Company Group, taken as a whole, is adversely affected disproportionately relative to the other participants in such industries or the U.S. or global economy generally, as applicable, and then only to the extent of such disproportionate impact; or (x) any FDA or similar (in the U.S. or globally) regulatory, manufacturing, safety or clinical event, change, effect, development or occurrence relating to any Company Product (but excluding the loss of any manufacturing license or the loss of marketing authorization for any Company Product); it being understood that the exceptions in clauses (i) and (vii) shall not prevent or otherwise affect a determination that the underlying cause of any such decline or failure referred to therein (if not otherwise expressly excluded under any of the exceptions provided by clauses (ii) through (vi) or (viii) through (x) hereof) is a Company Material Adverse Effect.

“Company Memorandum and Articles of Association” has the meaning ascribed to it in Section 6.1(a).

“Company Note Offers and Consent Solicitations” has the meaning ascribed to it in Section 7.8(b).

“Company Notes” means the 5.500% Senior Notes of the Company due 2027 issued under the Indenture.

“Company Options” means all options to purchase Company Shares granted pursuant to Company Share Plans.

“Company Product” means all products or product candidates that are being researched, tested, developed, commercialized, manufactured, sold or distributed by any member of the Company Group and all products or product candidates, if any, with respect to which any member of the Company Group has royalty rights.

“Company PSU Awards” means all restricted stock units payable in Company Shares or whose value is determined with reference to the value of Company Shares with performance-based vesting or delivery requirements granted pursuant to the Company Share Plans.

“Company Related Parties” has the meaning ascribed to it in Section 9.2(h)(i).

“Company RSU Awards” means all restricted stock units payable in Company Shares or whose value is determined with reference to the value of Company Shares granted pursuant to the Company Share Plans other than any Company PSU Award.

“Company SEC Documents” has the meaning ascribed to it in Section 6.1(d)(i).

“Company Share Award” means the Company PSU Awards and the Company RSU Awards.

“Company Share Plans” means, collectively, the 2011 Equity Incentive Plan, as amended, the Amended and Restated 2014 Equity Incentive Plan, the 2014 Non-Employee Equity Plan, as amended, the Amended and Restated 2018 Equity Incentive Plan, the 2020 Employee Share Purchase Plan, and the Amended and Restated 2020 Equity Incentive Plan, as amended, including any sub-plans thereto.

“Company Shareholder Approval” means (i) the approval of the Scheme by a majority in number of members of each class of the Company Shareholders (including as may be directed by the Irish High Court pursuant to Section 450(5) of the Irish Companies Act) representing, at the relevant voting record time, at least 75% in value of the Company Shares of that class held by the Company Shareholders who are members of that class and that are present and voting either in person or by proxy, at the Scheme Meeting (or at any adjournment or postponement of such meeting) and (ii) the Required EGM Resolutions being duly passed by the requisite majorities of the Company Shareholders at the EGM (or at any adjournment or postponement of such meeting).

“Company Shareholders” means the registered holders of Company Shares.

“Company Shares” means the ordinary shares of the Company, nominal value US$0.0001 per share.

“Company Superior Proposal” means any bona fide, written Company Alternative Proposal (with all references to “20%” in the definition of the Company Alternative Proposal being deemed to be references to “50%”) on terms that the Company Board determines in good faith, after consultation with its financial advisor and outside legal counsel, (a) is more favorable to the Company Shareholders (in their capacity as such) from a financial point of view than the Acquisition and (b) is reasonably expected to be consummated in accordance with its terms, in the case of each of clauses (a) and (b), taking into account all the financial, legal, regulatory and other terms and conditions of the Company Alternative Proposal that the Company Board considers to be appropriate (including the expected timing of consummation, any governmental or other approval requirements, and availability of necessary financing).

“Company Supplemental Indenture” has the meaning ascribed to it in Section 7.8(b).

“Completion” means the completion of the Acquisition.

“Completion Date” has the meaning ascribed to it in Section 8.1(a).

“Concert Parties” means such Persons as are deemed to be Acting in Concert with Parent pursuant to Rule 3.3 of Part A of the Irish Takeover Rules.

“Conditions” means the conditions to the Scheme and the Acquisition set out in Appendix 3 of the Rule 2.7 Announcement attached hereto, and “Condition” means any one of the Conditions.

“Confidentiality Agreement” means the confidentiality agreement between the Company and Parent dated November 18, 2022.

“Consent Solicitations” has the meaning ascribed to it in Section 7.8(b).

“Consideration” means US$116.50 in cash per each Company Share.

“Continuing Employee” means each Company Employee who is employed by the Company as of immediately prior to the Effective Time and who continues to be employed by Acquirer Sub or Parent (or any Affiliate thereof) following the Effective Time.

“Contract” means any written or oral contract, agreement, lease, license or other legally binding obligation, understanding, instrument, commitment or undertaking of any nature.

“Court Order” means the Order or Orders of the Irish High Court sanctioning the Scheme under Section 453 of the Irish Companies Act.

“COVID-19” means SARS-CoV-2 or COVID-19, and any variants or evolutions thereof or epidemics, pandemics or disease outbreaks thereof.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shutdown, closure, sequester or other Law, order, directive, guideline or recommendation by any Governmental Entity or public health agency in connection with or in response to COVID-19, and all guidelines and requirements, such as social distancing, cleaning, and other similar or related measures of the United States Occupational Safety and Health Administration and the Centers for Disease Control and Prevention or other similar U.S. or non U.S. Governmental Entity in connection with or in response to COVID-19.

“D&O Claim” has the meaning ascribed to it in Section 7.3(a).

“D&O Indemnified Parties” has the meaning ascribed to it in Section 7.3(a).

“D&O Indemnifying Parties” has the meaning ascribed to it in Section 7.3(a).

“Data Security Requirements” means, to the extent governing the Company’s or any member of the Company Group’s Processing of Personal Information, as applicable: (i) Privacy and Security Laws (including as and to the extent applicable, the Health Insurance Portability and Accountability Act of 1996 and the EU General Data Protection Regulation), (ii) externally published policies (including website privacy policies) and other written notices relating to privacy, data transparency or security, and (iii) contractual requirements relating to the privacy or security of Personal Information by which any member of the Company Group is bound.

“Debt Agreement” means that certain Bridge Credit Agreement, to be dated as of December 12, 2022, among Parent, Citibank N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Citibank, N.A. and Bank of America, N.A. as lead arrangers and book runners, and the other banks from time to time party thereto, an executed copy of which has been provided to the Company on the date of this Agreement.

“Debt Offer Documents” has the meaning ascribed to it in Section 7.8(b).

“Effective Date” means the date on which the Scheme becomes effective in accordance with its terms or, if the Acquisition is implemented by way of a Takeover Offer, the date on which the Takeover Offer has become (or has been declared) unconditional in all respects in accordance with the provisions of the Takeover Offer Document and the Irish Takeover Rules.

“Effective Time” means the time on the Effective Date at which the Court Order is delivered to the Registrar of Companies or, if the Acquisition is implemented by way of a Takeover Offer, the time on the Effective Date at which the Takeover Offer becomes (or is declared) unconditional in all respects in accordance with the provisions of the Takeover Offer Document and the Irish Takeover Rules.

“EGM” means the extraordinary general meeting of the Company Shareholders (and any adjournment or postponement thereof) to be convened in connection with the Scheme, expected to be held as soon as the preceding Scheme Meeting shall have been concluded (it being understood that if the Scheme Meeting is adjourned or postponed, the EGM shall be correspondingly adjourned or postponed).

“EGM Resolutions” means, collectively, the following resolutions to be proposed at the EGM: (i) an ordinary resolution to approve the Scheme and to authorize the Company Board to take all such action as it considers necessary or appropriate to implement the Scheme; and (ii) a special resolution amending the Company Memorandum and Articles of Association in accordance with Section 4.3 of this Agreement (the resolutions described in the foregoing clauses (i) and (ii), the “Required EGM Resolutions”); (iii) an ordinary resolution that any motion by the chairperson of the Company Board to adjourn or postpone the EGM, or any adjournments or postponements thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme or any of the Required EGM Resolutions to be approved; and (iv) any other resolutions as the Company reasonably determines to be (A) required under applicable Laws or (B) otherwise necessary or desirable for the purposes of implementing the Acquisition as have been approved by Parent (such approval not to be unreasonably withheld, conditioned or delayed).

“Employee Agreement” means each employment, equity incentive, severance, separation, or other written individual agreement or contract that provides for any salary, bonus, commissions, incentive compensation or other compensation, equity, or benefits (including, any offer letter) between the Company or any member of the Company Group and any individual service provider, and with respect to which a member of the Company Group could reasonably be expected to have any liability.

“Employee Plan” means any bonus, vacation, deferred compensation, incentive compensation, equity plan, severance pay, termination pay, death and disability benefits, hospitalization, medical, life or other insurance, flexible benefits, supplemental unemployment benefits, profit-sharing, pension or retirement plan, policy, program, contract, agreement or arrangement and each other employee compensation or benefit plan, policy, program, contract, agreement or arrangement sponsored, maintained, contributed to or required to be contributed to by any member of the Company Group or with respect to which any member of the Company Group could reasonably be expected to have any liability, whether written or unwritten, excluding, in all cases, any Employee Agreement.

“End Date” means June 12, 2023; provided, however, that in the event that on the original End Date, one or more of paragraphs 3.1, 3.2 or 3.3 of the Conditions (with respect to paragraph 3.3, only if the failure of such Condition to have been satisfied as of such date is an Order or Law under any Antitrust Law or Foreign Investment Law in connection with or in respect of any matter involving Antitrust Law or Foreign Investment Law) have not been satisfied, and on such date, all of the other Conditions (other than (a) the paragraphs 2.3 and 2.4 of the Conditions or (b) any other Condition that by its nature can only be satisfied on the Sanction Date or, in the alternative to (a) and (b) where the Acquisition is implemented by Takeover Offer, any other condition that by its nature can only be satisfied by no later than the latest date upon which the Takeover Offer may be declared unconditional in all respects) have been satisfied or waived (or remain capable of being satisfied or waived), then the End Date shall be automatically extended without further action by the Parties until September 12, 2023 (the “First Extended End Date”) (and in the case of such extension, any reference to the End Date in this Agreement shall be a reference to the First Extended End Date); provided, further, that in the event that on the First Extended End Date, one or more of the paragraphs 3.1, 3.2 or 3.3 of the Conditions (with respect to paragraph 3.3, only if the failure of such Condition to have been satisfied as of such date is an Order or Law under any Antitrust Law or Foreign Investment Law in connection with or in respect of any matter involving Antitrust Law or Foreign Investment Law) have not been satisfied, and on such date, all of the other Conditions (other than (a) the Conditions set out in paragraphs 2.3 and 2.4 of the Conditions or (b) any other Condition that by its nature can only be satisfied on the Sanction Date or, in the alternative to (a) and (b) where the Acquisition is implemented by Takeover Offer, any other condition that by its nature can only be satisfied by no later than the latest date upon which the Takeover Offer may be declared unconditional in all respects) have been satisfied or waived (or remain capable of being satisfied or waived), then the First Extended End Date shall be automatically extended without further action by the Parties until December 12, 2023 (the “Second Extended End Date”) (and in the case of such extension, any reference to the End Date in this Agreement shall be a reference to the Second Extended End Date).

“End Date Termination” has the meaning ascribed to it in Section 9.1.

“Environmental Law” means each applicable Law relating to (i) pollution, protection of human health or worker health or the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or (ii) the exposure to, or the use, storage, recycling, treatment, generation, manufacture, distribution, transportation, processing, handling, labeling, production, release, threatened releases, emissions, discharges or disposal of, Hazardous Substances.

“Equitable Exceptions” means (i) applicable bankruptcy, insolvency, examinership, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) general equitable principles, whether considered in a proceeding at law or equity.

“Equity Award Exchange Ratio” has the meaning ascribed to it in Section 4.1(b)(i).

“Equity Securities” means, with respect to any Person, (i) any shares of capital or capital stock (including any ordinary shares) or other voting securities of, or other ownership interest in, such Person, (ii) any securities of such Person convertible into or exchangeable for cash or shares of capital or capital stock or other voting securities of, or other ownership interests in, such Person or any of its Subsidiaries, (iii) any warrants, calls, options or other rights to acquire from such Person, or other obligations of such Person to issue, any shares of capital or capital stock or other voting securities of, or other ownership interests in, or securities convertible into or exchangeable for shares of capital or capital stock or other voting securities of, or other ownership interests in, such Person or any of its Subsidiaries, or (iv) any restricted shares, stock appreciation rights, restricted units, performance units, contingent value rights, “phantom” stock or similar securities or rights issued by or with the approval of such Person that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital or capital stock or other voting securities of, other ownership interests in, or any business, products or assets of, such Person or any of its Subsidiaries.

“ERISA” means the United States Employee Retirement Income Security Act of 1974.

“Exchange Act” means the United States Securities Exchange Act of 1934.

“FCPA” means the United States Foreign Corrupt Practices Act of 1977.

“FDA” means the United States Food and Drug Administration.

“FDCA” means the United States Food, Drug and Cosmetic Act of 1938.

“Filing” means any registration, petition, statement, application, schedule, form, declaration, notice, notification, report, submission or other filing.

“Financing” means the debt financing provided by the Debt Agreement and any other third party debt financing that is necessary, or that is otherwise incurred or intended to be incurred by Parent or any of the Subsidiaries of Parent, to refinance or refund any existing Indebtedness for borrowed money of the Company, Parent or any of their respective Subsidiaries in each case in connection with the Transactions, or to fund the Consideration payable by Acquirer Sub in the Scheme or (as the case may be) the Takeover Offer, including the offering or private placement of debt securities or the incurrence of credit facilities.

“Financing Amounts” has the meaning ascribed to it in Section 6.2(g)(i).

“Financing Information” has the meaning ascribed to it in Section 7.8(a)(ii).

“Financing Sources” means (i) the Persons that have committed to provide or arrange or otherwise entered into agreements in connection with the Financing, including the parties to any joinder agreements, engagement letters, indentures or credit agreements entered into pursuant thereto or relating thereto, but excluding in each case, for clarity, the Parties and their Subsidiaries, (ii) the Affiliates of the Persons set forth in clause (i) above and (iii) the Representatives and the respective successors and assigns of the Persons set forth in clauses (i) and (ii) above.

“Foreign Investment Laws” means all applicable Laws (other than Antitrust Laws) in effect from time to time that are designed or intended to prohibit, restrict or regulate actions by foreigners to acquire interests in or control over domestic equities, securities, entities, assets, land or other holdings for reasons of national security or other public policy.

“GAAP” means U.S. generally accepted accounting principles.

“GMP Regulations” means the applicable Laws and guidances for current Good Manufacturing Practices promulgated by the FDA under the FDCA or PHS Act, applicable EU or EU Member State Law, or under the European Union guidelines to Good Manufacturing Practice for medicinal products and any other applicable Governmental Entity in each jurisdiction where any member of the Company Group or a Third Party acting on its behalf is undertaking a clinical trial or any manufacturing activities as of or prior to the Completion.

“Government Official” means (i) any official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Entity, (ii) any political party, party official or candidate for political office or (iii) any company, business, enterprise or other entity owned or controlled by any Person described in the foregoing clause (i) or (ii) of this definition.

“Governmental Authorization” means any: (a) permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Entity or pursuant to any Law; or (b) right under any Contract with any Governmental Entity.

“Governmental Entity” means any United States, Irish or other foreign or supranational, federal, state or local governmental commission, board, body, division, ministry, political subdivision, bureau or other regulatory authority or agency, including courts and other judicial bodies, or any competition, antitrust, foreign investment or supervisory body, central bank, public international organization or other governmental, trade or regulatory agency or body, securities exchange or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction, including, the Irish Takeover Panel, the Irish High Court and the SEC.

“Group” means a “group” as defined in Section 13(d) of the Exchange Act.

“Hazardous Substance” means any substance, material or waste that is listed, defined, designated or classified as hazardous, toxic, radioactive, dangerous or a “pollutant” or “contaminant” or words of similar meaning under any Environmental Law or that is otherwise regulated by any Governmental Entity with jurisdiction over the environment or natural resources, including petroleum or any derivative, byproduct or waste thereof, radon, radioactive material, asbestos or asbestos-containing material, urea formaldehyde, foam insulation or polychlorinated biphenyls.

“Healthcare Laws” means all Laws relating to the research, development, testing, approval, manufacturing, production, holding, preparation, propagation, compounding, conversion, pricing, marketing, promotion, sale, distribution, import, export, coverage, or reimbursement of Company Products including: Title XVIII of the Social Security Act, 42 U.S.C. §§ 1395-1395lll (the Medicare statute); Title XIX of the Social Security Act, 42 U.S.C. §§ 1396-1396w-5 (the Medicaid statute); the Federal Health Care Program Anti-Kickback Statute, 42 U.S.C. § 1320a-7b(b); the False Claims Act, 31 U.S.C. §§ 3729-3733; the Program Fraud Civil Remedies Act, 31 U.S.C. §§ 3801-3812; the Anti-Kickback Act of 1986, 41 U.S.C. §§ 51-58; the Civil Monetary Penalties Law, 42 U.S.C. §§ 1320a-7a and 1320a-7b; the Exclusion Laws, 42 U.S.C. § 1320a 7; the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009); the FDCA; the Public Health Service Act; Directive 2001/83/EC on the Community code relating to medicinal products for human use; Regulation 726/2004 laying down Community procedures for the authorization and supervision of medicinal products for human and veterinary use and establishing a European Medicines Agency; any similar international, federal, state and local Laws that address the subject matter of the foregoing; and the Patient Protection and Affordable Care Act of 2010.

“Historical Financial Statements” has the meaning ascribed to it in Section 7.8(a)(i).

“HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“In-bound License” has the meaning ascribed to it in Section 6.1(h)(iv).

“Indebtedness” means, with respect to any Person, without duplication, all outstanding obligations of such Person (a) for borrowed money, (b) as evidenced by bonds, debentures, notes or similar instruments, (c) pursuant to securitization or factoring programs or arrangements, for net cash payment obligations of such Person under swaps, options, forward sales contracts, derivatives and other hedging Contracts, financial instruments or arrangements that will be payable upon termination thereof (assuming termination on the date of determination), (d) for letters of credit, bank guarantees, performance bonds and other similar Contracts or arrangements entered into by or on behalf of such Person, to the extent drawn, or (e) pursuant to guarantees and arrangements having the economic effect of a guarantee of any obligation or undertaking of any other Person contemplated by the foregoing clauses (a) through (d) of this definition, in each case including all interest, premiums, prepayment fees, penalties, commitment or other fees, reimbursements, expenses and other payments due with respect thereto.

“Indenture” means that certain Indenture, dated July 16, 2019, between Horizon Therapeutics USA, Inc. and U.S. Bank National Association, as supplemented by the First Supplemental Indenture, dated November 19, 2019, the Second Supplemental Indenture dated April 23, 2020, and the Third Supplemental Indenture dated March 15, 2021.

“Insurance Policies” has the meaning ascribed to it in Section 6.1(s).

“Intellectual Property” means any and all rights in or associated with any of the following, whether or not registered, arising in the United States or any other jurisdiction throughout the world: (i) trademarks, service marks, trade names, trade dress, logos, symbols, brand names, slogans, Internet domain names, Internet account names (including social networking and media names) and other indicia of origin, together with all common law rights and goodwill associated therewith or symbolized thereby, and all registrations and applications relating to the foregoing; (ii) patents and pending patent applications, and all divisions, continuations, continuations-in-part, reissues and reexaminations, and any extensions thereof; (iii) works of authorship (whether or not copyrightable), registered and unregistered copyrights (including those in Software), all registrations and applications to register the same, and all renewals, extensions, reversions and restorations thereof, including moral rights of authors and common law rights thereto, and technical database rights; (iv) trade secrets, rights in technology, confidential or proprietary information and other know-how, including inventions (whether or not patentable or reduced to practice), concepts, methods, processes, protocols, assays, formulations, formulae, technical, research, clinical and other technical data, technical databases, designs, specifications, schematics, drawings, algorithms, models and methodologies; (v) rights in Software; and (vi) other similar types of proprietary or industrial rights or other intellectual property.

“Ireland” or “Republic of Ireland” means Ireland, excluding Northern Ireland, and the word “Irish” shall be construed accordingly.

“Irish Companies Act” means the Companies Act 2014 of Ireland, all enactments which are to be read as one with, or construed or read together as one with, the Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force.

“Irish High Court” means the High Court of Ireland.

“Irish Takeover Panel Act” means the Irish Takeover Panel Act 1997.

“Irish Takeover Rules” means the Irish Takeover Panel Act 1997, Irish Takeover Rules, 2022.

“Irrecoverable VAT” means in relation to any Person, any amount in respect of VAT which that Person (or a member of the same VAT Group as that Person) has incurred and in respect of which neither that Person nor any other member of the same VAT Group as that Person is entitled to a refund (by way of credit or repayment) from any relevant Tax Authority pursuant to and determined in accordance with applicable VAT Laws.

“knowledge” means in relation to the Company, the actual knowledge, after reasonable inquiry of their direct reports, of the Persons listed in Section 1.1(a) of the Company Disclosure Schedule. With respect to matters involving Intellectual Property, reasonable inquiry does not require that the Persons listed in Section 1.1(a) of the Company Disclosure Schedule to conduct or have conducted or obtain or have obtained any freedom-to-operate opinions or similar opinions of counsel or any Intellectual Property clearance searches, and no knowledge of any Intellectual Property of any other Person that would have been revealed by such inquiries, opinions or searches will be imputed to such Persons.

“Law” means any federal, state, local, foreign or supranational law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, executive order or agency requirement of any Governmental Entity.

“Lease” has the meaning ascribed to it in Section 6.1(g).

“Leased Real Property” has the meaning ascribed to it in Section 6.1(g).

“Legal Proceeding” means any action, suit, charge, complaint, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding) or hearing commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Entity or any arbitrator or arbitration panel that have the applicable jurisdiction.

“Licensed Intellectual Property” means any and all Intellectual Property owned by a Third Party and licensed (including sublicensed or granted a covenant not to sue) to any member of the Company Group.

“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property or asset.

“Marketing Material” has the meaning ascribed to it in Section 7.8(a)(i).

“Material Contract” has the meaning ascribed to it in Section 6.1(j).

“Maximum Premium” has the meaning ascribed to it in Section 7.3(b).

“Nasdaq” means the Nasdaq Global Select Market, or any successor stock market or exchange operated by Nasdaq, Inc., or any successor thereto.

“New Plans” has the meaning ascribed to it in Section 7.4(c).

“Non Approval Termination” has the meaning ascribed to it in Section 9.1(a)(i)(A).

“Northern Ireland” means the counties of Antrim, Armagh, Derry, Down, Fermanagh and Tyrone on the island of Ireland.

“Offering Document” has the meaning ascribed to it in Section 7.8.

“Offers to Exchange” has the meaning ascribed to it in Section 7.8(b).

“Offers to Purchase” has the meaning ascribed to it in Section 7.8(b).

“Old Plans” has the meaning ascribed to it in Section 7.4(c).

“Option Consideration” has the meaning ascribed to it in Section 4.1(a).

“Order” means any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Entity or arbitrator (in each case, whether temporary, preliminary or permanent).

“Organizational Documents” means articles of association, articles of incorporation, certificate of incorporation, constitution, by-laws, limited liability company agreement, operating agreement or other equivalent organizational document, as appropriate.

“Out-bound License” has the meaning ascribed to it in Section 6.1(h)(iv).

“Owned Intellectual Property” means any and all Intellectual Property owned or purported to be owned by any member of the Company Group.

“Owned Real Property” has the meaning ascribed to it in Section 6.1(g).

“Parent” has the meaning ascribed to it in the Preamble.

“Parent Breach Termination” has the meaning ascribed to it in Section 9.1(a).

“Parent Common Stock” has the meaning ascribed to it in Section 4.1(b)(i).

“Parent Financing Information” has the meaning ascribed to it in Section 3.4(b)(i).

“Parent Group” means Parent and its Subsidiaries.

“Parent Material Adverse Effect” means any effect, change, event or occurrence that would, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent or Acquirer Sub to consummate the Transactions.

“Parent Parties” means Parent and Acquirer Sub and “Parent Party” means either Parent or Acquirer Sub (as the context requires).

“Parent Payment Events” has the meaning ascribed to it in Section 9.2(b).

“Parent Related Parties” has the meaning ascribed to it in Section 9.2(h)(i).

“Parent RSU” has the meaning ascribed to it in Section 4.1(b)(i).

“Parties” means the Company and the Parent Parties and “Party” means either the Company, on the one hand, or Parent or the Parent Parties (whether individually or collectively), on the other hand (as the context requires).

“Permitted Liens” means (i) any Lien for Taxes (A) not yet due and payable or (B) which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established in accordance with GAAP, (ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Liens, (iii) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation, (iv) gaps in the chain of title that are required to be recorded, evident from the records of the applicable Governmental Entity maintaining such records, easements, rights-of-way, covenants, restrictions and other encumbrances of record as of the date of this Agreement that do not materially detract from the value or the use of the property subject thereto, (v) statutory landlords’ liens and liens granted to landlords under any lease, (vi) any purchase money security interests, equipment leases or similar financing arrangements, (vii) any Liens which are reflected on the Balance Sheet, or the notes thereto, or incurred in connection with the Company Credit Agreement, (viii) any non-exclusive licenses in the ordinary course of business, or (ix) any Liens that are not material to the Company and its Subsidiaries, taken as a whole.

“Person” means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality of such government or political subdivision.

“Personal Information” means any information Processed by or on behalf of any of the Company Group that constitutes “personal information,” “personal data,” “personally identifiable information,” “protected health information,” or other analogous term as defined under applicable Privacy and Security Laws.

“Privacy and Security Laws” means applicable Laws that govern the Processing, privacy or security of Personal Information.

“Process” or “Processing” means, with respect Personal Information, the use, collection, receipt, processing, aggregation, storage, recording, retention, organization, adaption, alteration, transfer (including cross-border transfer), retrieval, consultation, disclosure, dissemination, erasure, destruction, anonymization or combination of such Personal Information.

“Proxy Statement” has the meaning ascribed to it in Section 3.1(a).

“PSU Consideration” has the meaning ascribed to it in Section 4.1(b)(ii).

“Redemption” has the meaning ascribed to it in Section 7.9(b).

“Registered IP” means all Intellectual Property that are registered or issued under the authority of any Governmental Entity or Internet domain name registrar, including all issued patents, registered copyrights, registered mask works, and registered trademarks, service marks and trade dress, registered domain names, and all pending applications for patents, trademarks and service marks.

“Registrar of Companies” means the Registrar of Companies in Dublin, Ireland.

“Regulatory Agency” means any Governmental Entity that is concerned with the quality, identity, strength, purity, safety, efficacy, testing, manufacturing, labeling, storage, distribution, marketing, sale, pricing, import or export of any of the Company Products.

“Regulatory Information Service” means a regulatory information service as defined in the Irish Takeover Rules.

“Regulatory Permits” means authorization (i) under the FDCA or the Public Health Service Act and (ii) of any applicable Regulatory Agency, in each case, as necessary for the lawful operation of the business of the Company or any of its Subsidiaries.

“Reimbursement Amount” means an amount equal to the documented, specific, quantifiable Third Party costs and expenses incurred, directly or indirectly, by Parent or its Subsidiaries, or on their behalf, for the purposes of, in preparation for, or in connection with the Acquisition, including Third Party costs and expenses incurred in connection with exploratory work carried out in contemplation of and in connection with the Acquisition, legal, financial and commercial due diligence, the arrangement of financing and the engagement of Third Party Representatives to assist in the process.

“Reimbursement Payment” has the meaning ascribed to it in Section 9.2(a).

“Remedy Actions” has the meaning ascribed to it in Section 7.2(c).

“Representatives” means, in relation to any Person, the directors, officers, employees, agents, investment bankers, financial advisors, legal advisors, accountants, brokers, finders, consultants or other representatives of such Person.

“Required Non-U.S. Jurisdiction” has the meaning ascribed to it in Section 7.2(d).

“Resolutions” means the EGM Resolutions or the Scheme Meeting Resolution, as the context requires, which will be set out in the Scheme Document.

“Restraining Order Termination” has the meaning ascribed to it in Section 9.1(a).

“Reverse Termination Payment” has the meaning ascribed to it in Section 9.2(a).

“RSU Cash Consideration” has the meaning ascribed to it in Section 4.1(b)(i).

“Rule 2.7 Announcement” means the announcement to be made by the Parties pursuant to Rule 2.7 of the Irish Takeover Rules for the purposes of the Acquisition, in the form agreed to by or on behalf of the Parties.

“Sanction Date” has the meaning ascribed to it in Appendix 3 of the Rule 2.7 Announcement.

“Scheme” means the proposed scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act to effect the Acquisition pursuant to this Agreement, on such terms and in such form as is consistent with the terms agreed to by the Parties as set out in the Rule 2.7 Announcement, including any revision thereof as may be agreed between the Parties in writing, and, if required, by the Irish High Court.

“Scheme Barrister” has the meaning ascribed to it in Section 3.1(b).

“Scheme Document” means a document (or relevant sections of the Proxy Statement) (including any amendments or supplements thereto) to be distributed to the Company Shareholders and, for information only, to the Company Equity Award Holders containing (i) the Scheme, (ii) the notice or notices of the Scheme Meeting and EGM, (iii) an explanatory statement as required by Section 452 of the Irish Companies Act with respect to the Scheme, (iv) such other information as may be required or necessary pursuant to the Irish Companies Act, the Exchange Act or the Irish Takeover Rules and (v) such other information as the Company and Parent shall agree.

“Scheme Meeting” means the meeting or meetings of the Company Shareholders or, if applicable, the meeting or meetings of any class or classes of Company Shareholders (and, in each case, any adjournment or postponement thereof) convened by order of the Irish High Court pursuant to Section 450 of the Irish Companies Act to consider and, if thought fit, approve the Scheme (with or without amendment).

“Scheme Meeting Resolution” means the resolution to be proposed at the Scheme Meeting for the purposes of approving and implementing the Scheme.

“Scheme Recommendation” means the unanimous recommendation of the Company Board that Company Shareholders vote in favor of the Resolutions (or, subject to this Agreement, if Acquirer Sub effects the Acquisition as a Takeover Offer, the unanimous recommendation of the Company Board that Company Shareholders accept the Takeover Offer).

“Scheme Record Time” means time specified as the scheme record time in the Scheme.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933.

“Security Incident” means any breach of security, phishing incident, ransomware, malware attack or any other incident involving the unauthorized or unlawful Processing of Personal Information that would require notification to any Person under Data Security Requirements.

“Severance Arrangements” has the meaning ascribed to it in Section 7.4(b).

“Significant Subsidiary” means a significant subsidiary as defined in Rule l-02(w) of Regulation S-X of the Securities Act.

“Software” means all (i) computer programs and other software including any and all software implementations of algorithms, models, methodologies, assemblers, applets, compilers, development tools, design tools and user interfaces, whether in source code or object code form, (ii) technical databases and compilations, including all technical data and collections of technical data, whether machine readable or otherwise, (iii) updates, upgrades, modifications, improvements, enhancements, derivative works, new versions, new releases and corrections to or based on any of the foregoing, and (iv) all documentation, including development, diagnostic, support, user and training documentation, related to the foregoing.

“Specified Termination” has the meaning ascribed to it in Section 9.2(c).

“Standard Contracts” has the meaning ascribed to it in Section 6.1(h)(iv).

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such Person. For purposes of this Agreement, a Subsidiary shall be considered a “wholly owned Subsidiary” of a Person if such Person directly or indirectly owns all of the securities or other ownership interests (excluding any securities or other ownership interests held by an individual director or officer required to hold such securities or other ownership interests pursuant to applicable Laws) of such Subsidiary.

“Superior Proposal Termination” has the meaning ascribed to it in Section 9.1(a)(ii)(B).

“Takeover Offer” means an offer in accordance with Section 3.6 for the entire issued share capital of the Company (other than any Company Shares beneficially owned by Parent or Acquirer Sub and any Company Shares held by any member of the Company Group) including any amendment or revision thereto pursuant to this Agreement, the full terms of which would be set out in the Takeover Offer Document or (as the case may be) any revised offer documents.

“Takeover Offer Document” means, if, following the date of this Agreement, Parent elects to implement the Acquisition by way of the Takeover Offer in accordance with Section 3.6, the document to be sent to the Company Shareholders and others jointly by Parent and Acquirer Sub containing, among other things, the Takeover Offer, the Conditions (except as Parent determines pursuant to and in accordance with Section 3.6 not to be appropriate in the case of a Takeover Offer) and certain information about Parent, Acquirer Sub and the Company and, where the context so requires, includes any form of acceptance, election, notice or other document reasonably required in connection with the Takeover Offer.

“Tax” or “Taxes” means any and all taxes imposed by or payable to any federal, state, provincial, local or non-U.S. Tax Authority, and includes all U.S. federal, state, local and non-U.S. gross or net income, gain, profits, windfall profits, franchise, gross receipts, estimated, capital, documentary, transfer, ad valorem, premium, customs duty, capital stock, severances, stamp, payroll, sales, employment, unemployment compensation, social security, disability, use, property, withholding or backup withholding, excise, production, value added and occupancy taxes, together with all interest, penalties and additions imposed with respect thereto.

“Tax Authority” means any Governmental Entity responsible for the assessment, collection or enforcement of laws relating to Taxes (including the United States Internal Revenue Service and the Irish Revenue Commissioners and any similar state, local, or non-U.S. revenue agency).

“Tax Return” means all returns and reports (including elections, declarations, disclosures, schedules, estimates, claims for refunds and information returns) filed or required to be filed with a Tax Authority relating to Taxes, including all attachments thereto and any amendments or supplements thereof.

“Third Party” means any Person or Group, other than the Company or any of its Affiliates, in the case of Parent and Acquirer Sub, or other than Parent or any of its Affiliates, in the case of the Company, and the Representatives of such Persons, in each case, acting in such capacity.

“Transaction Litigation” has the meaning ascribed to it in Section 7.10.

“Transactions” means the transactions contemplated by this Agreement, including the Acquisition.

“U.S.” or “United States” means the United States, its territories and possessions, any State of the United States and the District of Columbia, and all other areas subject to its jurisdiction.

“VAT” means any tax imposed by any member state of the European Union in conformity with the directive of the Council of the European Union on the common system of value added tax (2006/112/EC) and any tax similar to or replacing the same.

“VAT Group” means a group as defined in Section 15 of the Value Added Tax Consolidation Act 2010 and any similar VAT grouping arrangement in any other jurisdiction.

“Willful Breach” means a material breach of this Agreement that is the consequence of an act or omission by a Party with the actual knowledge that the taking of such act or such omission to take action would be a material breach of this Agreement.

1.2 Construction.

(a) The following rules of interpretation shall apply to this Agreement: (i) the words “hereof,” “hereby,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) the table of contents and captions in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof; (iii) references to Sections are to Sections of this Agreement unless otherwise specified; (iv) all schedules annexed to this Agreement or referred to in this Agreement, including the Company Disclosure Schedule, are incorporated in and made a part of this Agreement as if set out in full in this Agreement; (v) any capitalized term used in any schedule annexed to this Agreement, including the Company Disclosure Schedule, but not otherwise defined therein shall have the meaning set out in this Agreement; (vi) any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular, and references to any gender shall include all genders; (vii) whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import; (viii) “writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (ix) references to any applicable Law shall be deemed to refer to such applicable Law as amended from time to time and to any rules or regulations promulgated thereunder; (x) references to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; (xi) references to any Person include the successors and permitted assigns of that Person; (xii) references “from” or “through” any date mean, unless otherwise specified, “from and including” or “through and including,” respectively; (xiii) references to “dollars” and “$” means U.S. dollars; (xiv) the term “made available” and words of similar import mean that the relevant documents, instruments or materials were (A) with respect to Parent, posted and made available to Parent on the Company due diligence data site (or in any “clean room” or as otherwise provided on an “outside counsel only” basis) at least one day prior to the date of this Agreement; or (B) filed or furnished to the SEC at least one Business Day prior to the date of this Agreement and not subject to any redactions or omissions; (xv) the word “extent” in the phrase “to the extent” means the degree to which a subject or other theory extends and such phrase shall not mean “if”; (xvi) any reference to an Irish legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than Ireland, be deemed to include a reference to what most nearly approximates in that jurisdiction to the Irish legal term, (xvii) references to times are to New York City times unless otherwise specified; (xviii) unless otherwise indicated, the word “or” shall not be exclusive (i.e., “or” shall be deemed to mean “and/or”); and (xix) the Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

SECTION 2. RULE 2.7 ANNOUNCEMENT AND SCHEME DOCUMENT

2.1 Rule 2.7 Announcement.

(a) Each Party confirms that its respective board of directors (or a duly authorized committee thereof) has approved the contents and release of the Rule 2.7 Announcement.

(b) Following the execution of this Agreement, the Company and Parent shall jointly, in accordance with, and for the purposes of, the Irish Takeover Rules, procure the release of the Rule 2.7 Announcement to a Regulatory Information Service by no later than 11:59 a.m., New York City time, on December 12, 2022, or such later time as may be agreed between the Parties in writing.

(c) The obligations of the Parties under this Agreement, other than the obligations under Section 2.1(a), shall be conditional on the release of the Rule 2.7 Announcement to a Regulatory Information Service.

(d) The Company confirms that, as of the date of this Agreement, the Company Board unanimously considers that the terms of the Scheme as contemplated by this Agreement are fair and reasonable and that the Company Board has unanimously resolved to recommend to the Company Shareholders that they vote in favor of the Resolutions. The recommendation of the Company Board that the Company Shareholders vote in favor of the Resolutions, and the related opinion of the financial advisors to the Company Board, are set out in the Rule 2.7 Announcement and, subject to Section 5.2, shall be incorporated in the Scheme Document and to the extent required by the Irish Takeover Rules, any other document sent to the Company Shareholders in connection with the Acquisition.

(e) The Conditions are hereby incorporated in and shall constitute a part of this Agreement.

2.2 The Scheme. Subject to Section 3.6:

(a) the Company agrees that, unless this Agreement has been terminated in accordance with Section 9, it will propose the Scheme to the Company Shareholders in the manner set out in Section 3 and, subject to the satisfaction or, in the sole discretion of the applicable Party, waiver (where permissible under the provisions of the Rule 2.7 Announcement or the Scheme Document) of the Conditions (with the exception of paragraphs 2.3 and 2.4 of the Conditions and any other Conditions that by their nature are to be satisfied on the Sanction Date, but subject to the satisfaction or waiver (where permissible under the provisions of the Rule 2.7 Announcement or the Scheme Document) of such Conditions), will, in the manner set out in Section 3, apply to the Irish High Court for the sanction of the Scheme so as to facilitate the implementation of the Acquisition;

(b) each of Parent and Acquirer Sub agrees that it will participate in the Scheme and agrees to be bound by its terms, as proposed by the Company to the Company Shareholders, and that it shall, subject to the satisfaction or, in the sole discretion of the applicable Party, waiver (where permissible under the provisions of the Rule 2.7 Announcement or the Scheme Document) of the Conditions, effect the Acquisition through the Scheme on the terms set out in this Agreement and the Scheme; and

(c) each of the Parties agrees that it will perform all of the obligations required of it in respect of the Acquisition on the terms set out in this Agreement or the Scheme, and each will, subject to the terms and conditions of this Agreement, including Section 7.2, use its reasonable best efforts to take such other steps as are within its power and are reasonably required of it for the proper implementation of the Scheme, including those required of it pursuant to this Agreement in connection with the Completion.

2.3 Change in Shares. If at any time during the period between the date of this Agreement and the earlier of (i) the Effective Time and (ii) the termination of this Agreement pursuant to and in accordance with Section 9, the outstanding Company Shares shall have been changed into, or exchanged for, a different number of shares or a different class, by reason of any subdivision, reclassification, reorganization, recapitalization, split, combination, contribution or exchange of shares, or a stock dividend or dividend payable in any other securities shall be declared with a record date within such period, or any similar event shall have occurred, the Consideration and any payments to be made under Section 4 and any other number or amount contained in this Agreement which is based upon the price or number of Company Shares shall be correspondingly adjusted to provide the holders of Company Shares the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Section 2.3 shall be construed to permit any Party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

2.4 Company Equity Award Holder Proposal.

(a) Subject to the posting of the Scheme Document to the Company Shareholders in accordance with Section 3.1, the Parties agree that the Company Equity Award Holder Proposal will be made to Company Equity Award Holders in respect of their respective holdings of Company Options or Company Share Awards in accordance with Rule 15 of the Irish Takeover Rules and the terms of the Company Share Plans.

(b) The Company Equity Award Holder Proposal shall be sent as a joint letter from the Company and Parent and the Parties shall reasonably agree to the final form of the letter to be issued in respect of the Company Equity Award Holder Proposal and all other documentation necessary to effect the Company Equity Award Holder Proposal.

(c) Except as required by applicable Laws, the Irish High Court or the Irish Takeover Panel, no Party shall amend the Company Equity Award Holder Proposal after it is sent without the consent of each other Party (such consent not to be unreasonably withheld, conditioned or delayed).

SECTION 3. IMPLEMENTATION OF THE SCHEME

3.1 Responsibilities of the Company in Respect of the Scheme.

The Company shall:

(a) (i) be responsible for the preparation of the proxy statement to be sent to the Company Shareholders in connection with the matters to be submitted at the Scheme Meeting and the EGM (such proxy statement, as amended or supplemented, the “Proxy Statement”) and the Scheme Document (which shall be on terms consistent with the Rule 2.7 Announcement) and all other documentation necessary to effect the Scheme and to convene the EGM and Scheme Meeting, including any materials required to be filed with the SEC in connection with the foregoing, (ii) provide Parent with drafts of the Proxy Statement and the Scheme Document and afford Parent a reasonable opportunity to review and comment on the Proxy Statement and the Scheme Document and such other documents and shall consider such comments in good faith and (iii) subject to the foregoing clauses (i) and (ii), as promptly as reasonably practicable after the date of this Agreement (but in no event later than December 30, 2022), cause the preliminary Proxy Statement and the Scheme Document to be filed with the SEC and the Irish Takeover Panel (in accordance with Rule 41.1(b) of the Irish Takeover Rules).

(b) for the purpose of implementing the Scheme, instruct an Irish qualified barrister (of senior counsel standing) (the “Scheme Barrister”) and provide Parent and its Representatives with the opportunity to attend any meetings with the Scheme Barrister to discuss matters pertaining to the Scheme and any material issues arising in connection with it (except to the extent the Scheme Barrister is to advise on matters relating to the fiduciary duties of the directors of the Company or their responsibilities under the Irish Takeover Rules, a Company Alternative Proposal or the termination of this Agreement pursuant to and in accordance with Section 9);

(c) as promptly as reasonably practicable, notify Parent upon the receipt of any comments from the Irish Takeover Panel or the SEC on, or any request from the Irish Takeover Panel or the SEC for amendments or supplements to, the Proxy Statement, the Scheme Document, the Company Equity Award Holder Proposal and the related forms of proxy and provide Parent with copies of all material written correspondence between it and its Representatives and the Irish Takeover Panel or the SEC relating to such documents;

(d) use its reasonable best efforts to respond to and resolve all Irish Takeover Panel and SEC comments with respect to the Proxy Statement and the Scheme Document as promptly as reasonably practicable after receipt thereof;

(e) as promptly as reasonably practicable, notify Parent of any other matter of which it becomes aware which would reasonably be expected to materially delay or prevent filing of the Proxy Statement or the Scheme Document with the SEC and the Irish Takeover Panel, as applicable, or implementation of the Scheme as the case may be;

(f) prior to filing or sending any amendment or supplement to the Proxy Statement or the Scheme Document requested by the Irish Takeover Panel or the SEC, or responding in writing to any comments of the Irish Takeover Panel or the SEC with respect thereto, the Company shall provide Parent with a reasonable opportunity to review and comment on such document or response and consider in good faith such comments;

(g) cause the Proxy Statement to be mailed as promptly as reasonably practicable after the date on which the SEC confirms that it will not review the Proxy Statement (which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company on or prior to the 10th calendar day after filing the Proxy Statement) or that it has no further comments on the Proxy Statement;

(h) to the extent that clearance of the Proxy Statement or the Scheme Document by the Irish Takeover Panel might require that waivers or derogations in respect of the Takeover Rules be sought and obtained from the Irish Takeover Panel, make a submission for (and use reasonable best efforts to have approved) such waiver or derogation as promptly as reasonably practicable after having provided Parent with a reasonable opportunity to review and comment on such submission and considering in good faith such comments;

(i) provide Parent with drafts of any and all pleadings, affidavits, orders, originating notices of motion or other originating pleadings or notices of motion and other filings prepared by the Company for submission to the Irish High Court in connection with the Scheme prior to their filing, and afford Parent reasonable opportunities to review and comment on all such documents and consider in good faith such comments;

(j) as promptly as reasonably practicable (taking into account any requirements of the Irish Takeover Panel with respect to the Scheme Document and the SEC review (if any) with respect to the Proxy Statement, that must be satisfied prior to the release of the Scheme Document), but in any event not later than 4:30 p.m. on the Wednesday in the week falling immediately after the Clearance Date, the Company shall file the originating notice of motion, the notice of motion for entry to the commercial division of the Irish High Court and any ancillary court papers with the Central Office of the Irish High Court for the purpose of commencing the court application to seek directions under Section 450(5) of the Irish Companies Act as to the appropriate meetings to be held and to order that the Scheme Meeting be convened and, thereafter, as promptly as reasonably practicable, make all necessary applications to the Irish High Court in connection with the implementation of the Scheme (including the application for directions under Section 450(5) of the Irish Companies Act as to the appropriate meetings to be held and to order that the Scheme Meeting be convened as promptly as is reasonably practicable so as to be held within 35 calendar days of such directions), and to use its reasonable best efforts to ensure that the hearing of such proceedings occurs as promptly as is reasonably practicable in order to facilitate sending the Scheme Document and seek such directions of the Irish High Court as it considers necessary or desirable in connection with such Scheme Meeting and thereafter comply with such directions;

(k) procure the publication of the requisite advertisements and sending of the Scheme Document (in a form acceptable to the Irish Takeover Panel), Proxy Statement and the related forms of proxy for the use at the Scheme Meeting and EGM (the form of which shall be agreed between the Parties, acting reasonably) (i) to the Company Shareholders on the register of members of the Company on the record date as agreed with the Irish High Court, as promptly as reasonably practicable after securing approval of the Irish High Court to send such documents, and (ii) to the holders of the Company Options and the Company Share Awards as of such date, for information only, as promptly as reasonably practicable after securing approval of the Irish High Court to send such documents, and thereafter shall publish or post such other documents and information (the form of which shall be agreed between the Parties, acting reasonably) as the Irish High Court or the Irish Takeover Panel may approve or direct from time to time;

(l) unless the Company Board has effected a Company Change of Recommendation pursuant to and in accordance with Section 5.2, procure that the Proxy Statement and the Scheme Document include the Scheme Recommendation;

(m) include in the Scheme Document a notice convening the EGM to be held immediately following the Scheme Meeting to consider and, if thought fit, approve the EGM Resolutions;

(n) prior to the Scheme Meeting, keep Parent reasonably informed on a reasonably current basis (in each case to the extent the Company reasonably has access to such information) of the number of proxy votes received in respect of the Resolutions, and in any event provide such number promptly upon the request of Parent or its Representatives and, unless the Company Board has effected a Company Change of Recommendation pursuant to and in accordance with Section 5.2, use commercially reasonable efforts to solicit proxies as may be necessary to pass the Resolutions at the Scheme Meeting or the EGM;

(o) unless this Agreement has been terminated pursuant to and in accordance with Section 9.1, hold the Scheme Meeting and EGM on the date set out in the Scheme Document, or such later date as may be agreed in writing by the Parties (such agreements not to be unreasonably withheld, conditioned or delayed), and in such a manner as shall be approved, if necessary, by the Irish High Court or the Irish Takeover Panel, and propose the Resolutions without any amendments, unless such amendments have been agreed to in writing by Parent, such agreement not to be unreasonably withheld, conditioned or delayed;

(p) subject to the terms of this Agreement, afford all such cooperation and assistance as may reasonably be requested of it by Parent in respect of the preparation and verification of any document or in connection with any Clearance or confirmation required for the implementation of the Scheme, including the provision to Parent in a timely manner of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as Parent may reasonably request;

(q) assume responsibility for the information contained in the Scheme Document, the Proxy Statement or any other document sent to the Company Shareholders or filed with the Irish High Court or in any announcement issued in connection with the Acquisition, other than information contained in any such document or announcement relating to Parent or Acquirer Sub;

(r) review and provide comments (if any) in a reasonably timely manner on all documentation submitted to it by or on behalf of Parent or Acquirer Sub;

(s) following the Scheme Meeting and EGM, assuming the Resolutions are duly passed (including by the requisite majorities required under Section 453 of the Irish Companies Act in the case of the Scheme

Meeting) and all other Conditions are satisfied or, in the sole discretion of the applicable Party, waived (where permissible under the terms of the Rule 2.7 Announcement or the Scheme Document) (with the exception of paragraphs 2.3 and 2.4 of the Conditions and any other Conditions that are by their nature to be satisfied on the Sanction Date, but subject to the satisfaction or waiver (where permissible under the provisions of the Rule 2.7 Announcement or the Scheme Document) of such Conditions), take all necessary steps on the part of the Company to prepare and issue, serve and lodge all such court documents as are required to seek the sanction of the Irish High Court to the Scheme as soon as possible thereafter;

(t) give such undertakings as are required by the Irish High Court in connection with the Scheme as are reasonably necessary or desirable to implement the Scheme; and

(u) keep Parent reasonably informed as to the performance of the obligations and responsibilities required of the Company pursuant to the Scheme.

3.2 Responsibilities of Parent and Acquirer Sub in Respect of the Scheme.

Parent and Acquirer Sub shall:

(a) either (i) instruct counsel or a solicitor to appear on its behalf at the Scheme Meeting and undertake to the Irish High Court to be bound by the terms of the Scheme insofar as it relates to Parent or Acquirer Sub, or (ii) provide a written undertaking to the Irish High Court to be bound by the terms of the Scheme insofar as it relates to Parent or Acquirer Sub;

(b) if, and to the extent that, it or any of its Concert Parties owns or is interested in the Company Shares, exercise all of its rights and, insofar as lies within its powers, procure that each of its Concert Parties shall exercise all of their respective rights, in respect of such Company Shares so as to implement, and otherwise support the implementation of, the Scheme, including by voting (and, in respect of interests in the Company held via contracts for difference or other derivative instruments, insofar as lies within its powers, procuring that instructions are given to the holder of the underlying Company Shares to vote) in favor of the Resolutions or, if required by Law, the Irish High Court or the Irish Takeover Rules, refraining from voting, at any Scheme Meeting or EGM as the case may be;

(c) once the Scheme becomes effective, keep the Company reasonably informed as to the performance of the obligations and responsibilities required of Parent and Acquirer Sub pursuant to the Scheme;

(d) subject to the terms of this Agreement (including Section 7.2 hereof) and the Scheme, afford all such cooperation and assistance as may reasonably be requested of it by the Company in respect of the preparation and verification of any document or in connection with any Clearance or confirmation required for the implementation of the Scheme, including the provision to the Company in a timely manner of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as the Company may reasonably request (including for the purposes of preparing the Scheme Document);

(e) assume responsibility for the information relating to it or any of its Subsidiaries contained in the Scheme Document, the Proxy Statement or any other document sent to the Company Shareholders or filed with the Irish High Court or in any announcement issued in connection with the Transactions;

(f) review and provide comments (if any) in a reasonably timely manner on the Scheme Document, the Proxy Statement or any other document to be sent to the Company Shareholders or filed with the Irish High Court in connection with the Transaction submitted to it by the Company;

(g) to the extent that clearance of the Proxy Statement or the Scheme Document by the Irish Takeover Panel might require that waivers or derogations in respect of the Takeover Rules be sought and obtained from the

Irish Takeover Panel in relation to matters that relate to Parent and/or any of its Concert Parties, make a submission for (and use reasonable best efforts to have approved) such waiver or derogation as promptly as practicable after having provided the Company with a reasonable opportunity to review and comment on such submission and considering in good faith such comments; and

(h) as promptly as practicable, notify the Company of any other matter of which it becomes aware which would reasonably be expected to materially delay or prevent filing of the Proxy Statement or the Scheme Document with the SEC and the Irish Takeover Panel, as applicable, or implementation of the Scheme, as the case may be.

3.3 Mutual Responsibilities of the Parties.

(a) If any of the Parties becomes aware of any information that, pursuant to the Irish Takeover Rules, the Irish Companies Act, the Securities Act or the Exchange Act, should be disclosed in an amendment or supplement to the Scheme Document or the Proxy Statement, then such Party shall promptly inform the other Party thereof and the Parties shall cooperate with each other in submitting or filing such amendment or supplement with the Irish Takeover Panel, the SEC or the Irish High Court, as applicable, and, if required, in sending such amendment or supplement to the Company Shareholders and, for information only, if required, to the Company Equity Award Holders. Each of the Parties agrees to promptly (i) correct any information provided by it specifically for inclusion or incorporation by reference in the Scheme Document or the Proxy Statement, as applicable, if and to the extent that such information shall have become false or misleading in any material respect and (ii) supplement the information provided by it specifically for inclusion or incorporation by reference in the Scheme Document or the Proxy Statement, as applicable, to include any information that shall become necessary in order to make the statements in the Scheme Document or the Proxy Statement, as applicable, in light of the circumstances under which they were made, not misleading. The Company further agrees to cause the Scheme Document or the Proxy Statement, as applicable, as so corrected or supplemented promptly to be filed with the Irish Takeover Panel and the SEC and to be sent to the Company Shareholders and for information only, if required, to the Company Equity Award Holders, in each case as and to the extent required by applicable Laws. For purposes of this Section 3.3(a), any information concerning the Company Group will be deemed to have been provided by the Company, and any information concerning the Parent Group will be deemed to have been provided by Parent or Acquirer Sub.

(b) Each Party shall provide the other Party with reasonable prior notice of any proposed material oral communication with the SEC, the Irish Takeover Panel or the Irish High Court and, except to the extent prohibited by the SEC, the Irish Takeover Panel or the Irish High Court, afford the other Party reasonable opportunity to participate therein, other than with respect to any such communication to the extent related to a Company Alternative Proposal or the termination of this Agreement pursuant to and in accordance with Section 9.

(c) Each Party shall promptly provide to each other Party, on request, a copy of any record, memorandum, agreement, contract, notice, certificate, article, letter, email, written communication, presentation, report, valuation, written consent or other document within the Party’s possession or power of procurement, which that other Party is required to publish on a website pursuant to the Irish Takeover Rules.

3.4 Dealings with the Irish Takeover Panel.

(a) Each of the Parties will (x) give the other reasonable prior notice of any proposed meeting or material substantive discussion or correspondence between it or its Representatives with the Irish Takeover Panel, or any amendment to be proposed to the Scheme in connection therewith, and, except to the extent any such correspondence relates to a Company Alternative Proposal or the termination of this Agreement pursuant to and in accordance with Section 9, afford the other reasonable opportunities to review and make comments and suggestions with respect to the same and consider in good faith such comments and suggestions, and (y) except to the extent any such meeting, discussion, correspondence or submission relates to a Company Alternative Proposal or the termination of this Agreement pursuant to and in accordance with Section 9, keep the other reasonably informed of all such meetings, discussions or correspondence that it or its Representative(s) have with the Irish Takeover Panel and not participate in any meeting or discussion with the Irish Takeover Panel concerning this Agreement or the Transactions unless it consults with the other Party in advance, and, unless prohibited by the Irish Takeover Panel, gives such other Party the opportunity to attend and provide copies of all written submissions it makes to the Irish Takeover Panel and copies (or, where verbal, a verbal or written summary of the substance) of the Irish Takeover Panel responses thereto provided always that any correspondence or other information required to be provided under this Section 3.4 may be redacted:

(i) to remove references concerning the valuation of the businesses of the Company;

(ii) to prevent the exchange of confidential information as required by applicable Laws (provided that the redacting Party shall use its reasonable best efforts to cause such information to be provided in a manner that would not result in such confidentiality concerns); and

(iii) as necessary to address reasonable privilege concerns (provided that the redacting Party shall use its reasonable best efforts to cause such information to be provided in a manner that would not result in such privilege concerns).

(b) The Company undertakes, if so reasonably requested by Parent to, as promptly as reasonably practicable, provide its written consent to Parent and to the Irish Takeover Panel in respect of any application made by Parent to the Irish Takeover Panel:

(i) to redact any commercially sensitive or confidential information specific to Parent’s financing arrangements for the Acquisition (“Parent Financing Information”) from any documents that Parent is required to publish on a website pursuant to Rule 26.3(v)(b)(xi) of the Irish Takeover Rules;

(ii) for a derogation from the requirement under the Irish Takeover Rules to disclose Parent Financing Information in the Scheme Document, any supplemental document or other document sent to the Company Shareholders or the Company Equity Award Holders pursuant to the Irish Takeover Rules;

(iii) for a derogation from Rule 16.1 or 20.1 of the Irish Takeover Rules to permit Parent to implement, and to pay fees to lenders in connection with, its Financing and syndication arrangements with respect to its Financing, and to provide information to lenders and prospective lenders on such terms as the Irish Takeover Panel may permit; and

(iv) for a derogation from the disclosure requirements of Rule 24.4 of the Irish Takeover Rules, seeking consent to the aggregation of dealings for purposes of disclosure in the Scheme Document and seeking consent to the aggregation on a bi-weekly basis of changes in information announced pursuant to Rule 2.12 of the Irish Takeover Rules.

(c) Parent undertakes, if so requested by the Company to, as promptly as practicable, provide its written consent to the Company and to the Irish Takeover Panel in respect of any application made by the Company to the Irish Takeover Panel (i) to permit entering into and effecting the equity, retention, bonus and/or benefit arrangements contemplated by Section 5.1 of the Company Disclosure Schedule, and (ii) with respect to any matter set forth on Section 5.1 of the Company Disclosure Schedule.

(d) Subject to the terms and conditions of this Agreement, Parent and the Company undertake, if so requested by the other Party to, as promptly as reasonably practicable, issue its written consent to the other Party and to the Irish Takeover Panel in respect of any application reasonably requesting any derogation, permission or consent from the Irish Takeover Panel in connection with the Irish Takeover Rules, which consent shall also constitute consent for all purposes of this Agreement.

(e) Notwithstanding the foregoing provisions of this Section 3.4, neither the Company nor Parent shall be required to take any action pursuant to the foregoing provisions (a) through (d) if such action is prohibited by the Irish Takeover Panel (unless the Irish Takeover Panel decision is successfully appealed by either the Company or Parent).

(f) Nothing in this Agreement shall in any way limit the Parties’ obligations under the Irish Takeover Rules.

3.5 No Scheme Amendment by the Company. Except as required by applicable Laws, the Irish High Court and/or the Irish Takeover Panel, and, where applicable, with the consent of the Irish High Court and/or the Irish Takeover Panel, the Company shall not take any of the following actions after sending the Scheme Document to the Company Shareholders, in each case, without the prior written consent of Parent (such consent not to unreasonably withheld, conditioned or delayed):

(a) amend the Scheme;

(b) adjourn or postpone (or propose an adjournment or postponement of) the Scheme Meeting or the EGM; provided, however, that the Company may, without the consent of, but after consultation with, Parent, adjourn or postpone (or propose to adjourn or postpone) the Scheme Meeting or EGM if (i) in the case of adjournment, such adjournment was requested by the Company Shareholders (but only to the extent the proposal for such adjournment was not proposed by the Company or any of its Affiliates or their respective Representatives), (ii) reasonably necessary to ensure that any required supplement or amendment to the Scheme Document or Proxy Statement is provided to the Company Shareholders or to permit dissemination of information which is material to the Company Shareholders voting at the Scheme Meeting or the EGM (but only for so long as the Company Board determines in good faith, after having consulted with outside counsel, as is reasonably necessary or advisable to give the Company Shareholders sufficient time to evaluate any such disclosure or information), or (iii) as of the time the Scheme Meeting or EGM is scheduled (as set out in the Scheme Document or Proxy Statement), there are insufficient Company Shares represented (either in person or by proxy) (A) to constitute a quorum necessary to conduct the business of the Scheme Meeting or the EGM (but only until a meeting can be held at which there are a sufficient number of Company Shares represented to constitute a quorum) or (B) voting for the approval of the applicable Resolutions (but only until a meeting can be held at which there are a sufficient number of votes of the Company Shareholders to approve the applicable Resolutions); provided, further, that, notwithstanding the foregoing, other than any adjournments or postponements required by applicable Laws, including adjournments or postponements to the extent reasonably necessary or advisable to ensure that any required supplement or amendment to the Proxy Statement is provided or made available to the Company Shareholders or to permit dissemination of information which is material to shareholders voting at the Scheme Meeting and EGM and to give the Company Shareholders sufficient time to evaluate any such supplement or amendment or other information, no such adjournment or postponement pursuant to clause (i) or (iii) shall, without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), be for a period exceeding 10 Business Days and the Company may not adjourn or postpone the Scheme Meeting or the EGM pursuant to clause (i) or (iii) more than two times; or

(c) amend the Resolutions (in each case, in the form set out in the Scheme Document).

3.6 Switching to a Takeover Offer.

(a) Subject to the terms of this Section 3.6, in the event that Parent reasonably determines that a competitive situation (as that term is defined in the Irish Takeover Rules) exists or, based on facts known at the time, may reasonably be expected to arise in connection with the Acquisition, Parent may elect (subject to receiving the Irish Takeover Panel’s consent, if required) to implement the Acquisition by way of the Takeover Offer (rather than the Scheme), whether or not the Scheme Document has been posted.

(b) If Parent elects to implement the Acquisition by way of the Takeover Offer, the Company undertakes to provide Parent and its Representatives as promptly as reasonably practicable with all such information about the Company Group (including directors and their connected persons) as may reasonably be required for inclusion in the Takeover Offer Document and to provide all such other assistance as may reasonably be required by the Irish Takeover Rules in connection with the preparation of the Takeover Offer Document, including reasonable access to, and ensuring the provision of reasonable assistance by, its management and Representatives.

(c) If Parent elects to implement the Acquisition by way of a Takeover Offer, the Company agrees:

(i) that the Takeover Offer Document will contain provisions consistent with the terms and conditions set out in the Rule 2.7 Announcement, the relevant Conditions and such other further terms and conditions as agreed (including any modification thereto) between Parent and the Irish Takeover Panel; provided, however, that the terms and conditions of the Takeover Offer shall be at least as favorable to the Company Shareholders and the Company Equity Award Holders as those which would apply in relation to the Scheme (except for the 80% acceptance condition contemplated by paragraph 9 of the Conditions);

(ii) to reasonably co-operate and consult with Parent in the preparation of the Takeover Offer Document or any other document or filing which is required for the purposes of implementing the Acquisition; and

(iii) that, subject to the obligations of the Company Board under the Irish Takeover Rules, and unless the Company Board has made a Company Change of Recommendation pursuant to and in accordance with Section 5.2, the Takeover Offer shall incorporate a recommendation to the Company Shareholders from the Company Board to accept the Takeover Offer and such recommendation shall not subsequently be withdrawn, adversely modified or qualified except as contemplated by Section 5.2.

(d) If Parent elects to implement the Acquisition by way of the Takeover Offer in accordance with Section 3.6(a), the Parties mutually agree:

(i) to prepare and file with, or submit to, the SEC, the Irish Takeover Panel and the Irish High Court, all documents, amendments and supplements required to be filed therewith or submitted thereto pursuant to the Irish Takeover Rules, the Securities Act, the Exchange Act, or otherwise by applicable Laws in connection with the Takeover Offer and to make any applications or initiate any appearances as may be required by or desirable to the Irish High Court for the purpose of discontinuing, cancelling or terminating the Irish High Court proceedings initiated in connection with the Scheme and, unless the Company Board has made a Company Change of Recommendation, each Party shall have reasonable opportunities to review and make comments on all such documents, amendments and supplements and, following good faith consideration of such comments by the other Party and approval of such documents, amendments and supplements by the other Party, which approval shall not be unreasonably withheld, conditioned or delayed, file or submit, as the case may be, such documents, amendments and supplements with or to the SEC, the Irish Takeover Panel and the Irish High Court (as applicable);

(ii) to provide the other Party with any comments received from the SEC, the Irish Takeover Panel or the Irish High Court on any documents filed by it with the SEC, the Irish Takeover Panel or the Irish High Court promptly after receipt thereof, other than with respect to any such documents to the extent related to a Company Alternative Proposal; and

(iii) to provide the other Party with reasonable prior notice of any proposed material oral communication with the SEC, the Irish Takeover Panel or the High Court and, except to the extent prohibited by the SEC, the Irish Takeover Panel or the High Court, afford the other Party reasonable opportunity to participate therein, other than with respect to any such communication to the extent related to a Company Alternative Proposal.

(e) If the Takeover Offer is consummated, Parent shall cause Acquirer Sub (or their respective designees) to effect as promptly as practicable, following it becoming entitled under the Irish Companies Act to do so, a compulsory acquisition of any Company Shares under Section 457 of the Irish Companies Act not acquired in the Takeover Offer for the same consideration per share as provided for in the Takeover Offer.

(f) For clarity and except as may be required by the Irish Takeover Rules (and without limiting any other provision of this Agreement), nothing in this Section 3.6 shall require the Company to provide Parent with any information with respect to, or to otherwise take or fail to take any action in connection with the Company’s consideration of or response to, any actual or potential Company Alternative Proposal.

SECTION 4. EQUITY AWARDS

4.1 The Company Equity Awards.

(a) Company Options. Each Company Option that is outstanding as of immediately prior to the Effective Time (whether or not vested) shall, as of the Effective Time, by virtue of the occurrence of the Effective Time and without any further action on the part of the holder thereof, Parent, or the Company, be canceled and converted into the right to receive cash, without interest, in an amount equal to the product of (i) the total number of Company Shares subject to such Company Option immediately prior to the Effective Time, multiplied by (ii) the excess of (A) the Consideration over (B) the exercise price payable per Share under such Company Option, which amount shall be paid in accordance with Section 8.2 (the “Option Consideration”). No holder of a Company Option that has an exercise price per Share that is equal to or greater than the Consideration shall be entitled to any payment with respect to any such canceled Company Option before or after the Effective Time, and any such Company Option shall be canceled and shall cease to exist as of the Effective Time and no consideration shall be delivered in exchange therefor.

(b) Company Share Awards.

(i) Each Company RSU Award that is outstanding as of immediately prior to the Effective Time (whether or not vested) shall, by virtue of the occurrence of the Effective Time and without any further action on the part of the holder thereof, Parent, or the Company (A) if granted to a non-employee member of the Company Board or held by a person who, as of the Completion Date, is a former service-provider of the Company, be canceled and converted into the right to receive a cash, without interest, amount equal to (w) the total number of Company Shares subject to such Company RSU Award immediately prior to the Effective Time multiplied by (x) the Consideration, which amount shall be paid in accordance with Section 8.2 (the “RSU Cash Consideration”) and (B) if not granted to an individual described in clause (A), be canceled and converted into a restricted stock unit (each, a “Parent RSU”) denominated in shares of common stock, $0.0001 par value, of Parent (“Parent Common Stock”). The number of shares of Parent Common Stock subject to each such Parent RSU shall be equal to the product (rounded down to the nearest whole number) of (y) the number of shares of Company Shares subject to such Company RSU Award immediately prior to the Effective Time multiplied by (z) the Equity Award Exchange Ratio. Except as specifically provided above, following the Effective Time, each such Parent RSU shall continue to be governed by the same terms and conditions (including vesting terms) as were applicable to the applicable Company RSU Award immediately prior to the Effective Time. For purposes of this Agreement, the term “Equity Award Exchange Ratio” means (1) the Consideration divided by (2) the volume weighted average of the per share closing price of Parent Common Stock on the Nasdaq (as reported in the Eastern Edition of The Wall Street Journal or, if not reported thereby, another authoritative source) for five (5) trading days ending on the second Business Day prior to the Completion.

(ii) Each Company PSU Award that is outstanding as of immediately prior to the Effective Time (whether or not vested) shall by virtue of the occurrence of the Effective Time without any further action on the part of the holder thereof, Parent, or the Company be canceled and converted into the right to receive a cash amount, without interest, equal to (A) the total number of Company Shares issuable in settlement of such Company PSU Award as set forth below (“PSU Achievement”) multiplied by (B) the Consideration, which amount shall be paid in accordance with Section 8.2 (the “PSU Consideration”). PSU Achievement shall be determined in accordance with the terms of the applicable Company PSU Award, as determined by the Company Board or the compensation committee of the Company Board prior to the Effective Time, in consultation with, but not subject to the approval of, Parent.

4.2 Further Actions. Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof administering the Company Share Plans) shall take all actions, including by adopting any resolutions, obtaining any consents or approvals or otherwise, reasonably necessary to effectuate the transactions contemplated by this Section 4.

4.3 Amendment of Articles. The Company shall procure that a special resolution be proposed to the Company Shareholders at the EGM proposing that the Company Memorandum and Articles of Association be amended so that any Company Shares allotted following Scheme Record Time will either be subject to the terms of the Scheme or acquired by Parent for the same consideration per Company Share as shall be payable to the Company Shareholders under the Scheme (depending upon the timing of such allotment); provided, however, that nothing in such amendment to the Company Memorandum and Articles of Association shall prohibit the sale (whether on a stock exchange or otherwise) of any Company Shares issued on the exercise of Company Options or vesting or settlement of Company Share Awards, as applicable, following the EGM but prior to the Scheme Record Time approved by the Irish High Court, it being always acknowledged that each and every Company Share will be bound by the terms of the Scheme.

SECTION 5. THE COMPANY CONDUCT

5.1 Conduct of Business by the Company.

(a) From the date of this Agreement until the earlier of the Completion and termination of this Agreement pursuant to and in accordance with Section 9, except (w) as prohibited or required by applicable Laws, including Irish Takeover Rules or Nasdaq rules, (x) for any necessary or advisable actions taken in good faith to comply with or implement applicable local COVID-19 Measures, (y) as set out in Section 5.1 or 7.4(f) of the Company Disclosure Schedule, or (z) as otherwise required or expressly contemplated by this Agreement, unless Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts (1) to conduct its business in the ordinary course of business and (2) to preserve intact its business organization and relationships with significant customers, suppliers, licensors, licensees and other Third Parties and keep available the services of its present officers and employees (without any obligation to put in place any retention program); provided, however, that no action taken by the Company or its Subsidiaries with respect to matters explicitly permitted by an exception to any of Section 5.1(b)(i) through (xviii) will be a breach of this sentence.

(b) Without limiting the generality of the foregoing, from the date of this Agreement until the earlier of the Completion and termination of this Agreement pursuant to and in accordance with Section 9, except (A) as prohibited or required by applicable Laws, including Irish Takeover Rules or Nasdaq rules, (B) as set out in Section 5.1 of the Company Disclosure Schedule, or (C) as otherwise required or expressly contemplated by this Agreement, without Parent’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), the Company shall not, and shall cause each of its Subsidiaries not to:

(i) in the case of the Company and each of its Subsidiaries, amend its Organizational Documents other than, with respect to each Subsidiary, amendments to Organizational Documents that would not prohibit or hinder, impede or delay or otherwise adversely impact the consummation of the Transactions;

(ii) (A) subject to the provisions in Section 5.2, merge or consolidate with any other Person, or acquire (including by merger, consolidation, or acquisition of stock or assets), directly or indirectly, any interest in any corporation, partnership, other business organization or any division or business thereof or any assets, securities or property that (in the case of such assets, securities or property) constitute all or a material portion of such Person or any division or business thereof, other than transactions (x) solely among the Company and one or more of its wholly owned Subsidiaries or (y) solely among the Company’s direct and indirect wholly owned Subsidiaries, or (B) adopt a plan of complete or partial liquidation, dissolution, recapitalization or restructuring, other than a liquidation or dissolution of any of the Company’s immaterial wholly owned Subsidiaries;

(iii) (A) split, combine or reclassify any shares of its capital stock (other than transactions (1) solely among the Company and one or more of its wholly owned Subsidiaries or (2) solely among the Company’s wholly owned Subsidiaries), (B) amend any term or alter any rights of any of its outstanding Equity Securities, (C) declare, set aside or pay any dividend or make any other distribution (whether in cash, stock, property or any combination thereof) in respect of any Equity Securities, other than dividends or distributions by a Subsidiary of the Company to the Company or a wholly owned Subsidiary of the Company or (D) redeem, repurchase, cancel or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any of its Equity Securities or any Equity Securities of any Subsidiary of the Company, other than (x) repurchases or withholding of Company Shares in connection with the exercise of Company Options or the vesting or settlement of Company Share Awards (including in satisfaction of any amounts required to be deducted or withheld under applicable Laws) in accordance with the terms of such Company Equity Awards outstanding as of the date of this Agreement (in accordance with their existing terms as of the date of this Agreement) or granted after the date of this Agreement (to the extent permitted by Section 5.1 of the Company Disclosure Schedule) and (y) transactions among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries;

(iv) issue, deliver or sell, or authorize the issuance, delivery or sale of, any Equity Securities, other than (A) the issuance of Company Equity Awards permitted by Section 5.1 of the Company Disclosure Schedule, the issuance of any Company Shares upon the exercise of Company Options, the issuance of any Company Shares in connection with any offering period in existence under the Company ESPP, the vesting or settlement of Company Share Awards, or the withholding of Company Shares to satisfy Tax obligations pertaining to the exercise of Company Options or the vesting or settlement of Company Equity Awards or to satisfy the exercise price, subject to applicable Law, with respect to Company Options or to effectuate an optionee direction upon exercise of Company Options that, in each case, are (x) outstanding as of the date of this Agreement and in accordance with the terms of the Company ESPP or Company Equity Awards (as applicable) in existence as of the date of this Agreement, or (y) granted after the date of this Agreement (to the extent permitted by Section 5.1 of the Company Disclosure Schedule), or (B) in connection with transactions (1) solely among the Company and one or more of its wholly owned Subsidiaries or (2) solely among the Company’s wholly owned Subsidiaries;

(v) except as otherwise permitted under Section 5.1(b)(iv), (A) establish, adopt, terminate or materially amend any Employee Agreement or Employee Plan (or any plan, program, or practice that would be an Employee Agreement or an Employee Plan if it were in existence on the date of this Agreement), (B) increase in any manner the compensation or consulting fees, bonus, pension, welfare, fringe or other benefits, severance or termination pay of any employee of the Company or any of its Subsidiaries, (C) amend or waive any of its rights under, or accelerate the vesting under, any provision of any Employee Agreement or any of the material Employee Plans (or any plan, program, arrangement, practice or agreement that would be an Employee Agreement or an Employee Plan if it were in existence on the date of this Agreement), (D) materially change any actuarial or other assumptions used to calculate funding obligations with respect to any Employee Plan or Employee Agreement that is required by applicable Law to be funded or change the manner in which contributions to such plans are made or the basis on which such contributions are determined or (E) forgive any loans or issue any loans (other than routine travel advances or other routine business expenses issued or incurred in the ordinary course of business) to any employee of the Company or any of its Subsidiaries, except as may be required by GAAP, except that the Company Group may: (1) make annual or quarterly bonus or commission payments for completed periods of performance based on actual performance in the ordinary course of business consistent with past practice, including bonus or commission payments pursuant to existing bonus or commission plans or Contracts and payments to employees; and (2) establish annual or quarterly commission or incentive compensation plans for employee sales force in the ordinary course of business consistent with past practice;

(vi) except as required pursuant to the terms of an existing Employee Plan or Employee Agreement, (A) enter into (1) any change-of-control agreement with any executive officer, employee, director or independent contractor or (2) any retention agreement with any executive officer, employee, director or independent contractor, (B) enter into any employment or other agreement providing for severance or termination benefits (1) that are more favorable than the severance or termination benefits provided by the severance plans or agreements in existence as of the date of this Agreement or (2) to any executive officer, director or non-executive employee with an annual base salary greater than $250,000 or any consulting agreement with an independent contractor who is a natural Person with an annual base compensation greater than $250,000, (C) except to fill vacancies due to a voluntary resignation, hire any executive officer, director or non-executive employee with an annual base salary in excess of $250,000 or (D) terminate the employment of any executive officer or non-executive employee with the title of vice president or higher, other than for cause;

(vii) make or authorize any capital expenditure that exceeds the amounts set out for the respective periods set forth in paragraph 19 of Section 5.1 of the Company Disclosure Schedule;

(viii) (A) acquire any assets or properties (including Intellectual Property), or (B) sell or otherwise dispose of, divest or spin-off, transfer, or assign any assets or properties (other than Intellectual Property, which is addressed in Section 5.1(b)(ix)), except (1) sale of the Company Group products in the ordinary course of business, (2) assets or properties otherwise permitted pursuant to Section 5.1(b)(vii), (3) pursuant to dispositions of obsolete, surplus or worn out assets that are no longer useful in the conduct of the business of the Company Group, (4) purchases of components, raw materials, drug product, inventory, marketing materials or equipment or other materials and supplies with respect to the Company’s operations, drug product manufacturing, supply chain, marketing strategy or research and development, in each case, in the ordinary course of business, (5) intercompany assignment of assets or properties, (6) to the extent not in excess of $20,000,000 in the aggregate, or (7) as permitted under clause (vii);

(ix) sell, divest, transfer, assign, license, sublicense, grant a covenant not to assert with respect to, create or incur any Lien (other than a Permitted Lien) on, or otherwise abandon, cancel, let lapse or dispose of, any material Company Intellectual Property, except (A) solely between or among the Company Group; (B) with respect to applications of Registered IP, in the ordinary course of prosecution in the United States Patent and Trademark Office, United States Copyright Office, and foreign equivalents thereof, and (C) entry into (1) Standard Contracts or (2) non-exclusive license agreements, or the creation or incurrence of mortgages, liens, pledges, charges or security interests, in each case, in the ordinary course of business consistent with past practice;

(x) except for intercompany loans and capital contributions and sales commission advances made in the ordinary course of business consistent with past practice, lend money or make capital contributions or advances to or make investments in, any Person, or incur or guarantee any Indebtedness (including the issuance of any debt securities, warrants or other rights to acquire any debt security but except for short-term borrowings of not more than $15,000,000 in the aggregate, incurred in the ordinary course of business consistent with past practice and advances to employees and consultants for travel and other business related expenses in the ordinary course of business consistent with past practice);

(xi) commence any Legal Proceeding, except with respect to: (A) routine matters in the ordinary course of business (including patent infringement related to generic product filings); (B) such cases where the Company reasonably determines in good faith that the failure to commence suit would result in a material impairment of a valuable aspect of its business (provided that the Company consults with Parent and considers the views and comments of Parent with respect to such Legal Proceedings prior to commencement thereof); or (C) a breach of this Agreement or any other agreements contemplated hereby;

(xii) except as set forth in Section 7.10, settle, release, waive or compromise, or offer or propose to settle, release, waive or compromise, any Legal Proceeding or other claim (or threatened Legal Proceeding or other claim), other than (A) any Legal Proceeding relating to a breach of this Agreement or any other agreements contemplated hereby, or (B) a settlement that results solely in a monetary obligation involving only the payment of monies (without the admission of wrongdoing) by the Company Group of not more than $2,000,000 individually or $10,000,000 in the aggregate (net of insurance proceeds) and that does not involve any license, cross license or similar agreement with respect to rights to Intellectual Property;

(xiii) create or incur any Lien (other than a Permitted Lien) on any material assets or properties (other than Intellectual Property, which is addressed in Section 5.1(b)(ix)) other than (A) Liens created or incurred in the ordinary course of business consistent with past practice or (B) Liens that may be discharged at or prior to the Completion that are not material in amount or effect on the business of the Company Group;

(xiv) (A) enter into any Material Contract other than in the ordinary course of business consistent with past practice (provided, that no Contract of the type described in Sections 6.1(j)(ii), 6.1(j)(v) or 6.1(j)(xiv) shall be entered into without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed)) or (B) terminate, renew, extend or in any material respect modify or amend (including waiving, releasing or assigning any material right or claim thereunder) any Material Contract, other than in the ordinary course of business consistent with past practice; provided, that, for purposes of this Section 5.1(b)(xiv), “Material Contracts” shall include any Company Contract that requires by its terms the payment or delivery of cash or other consideration by or to a member of the Company Group in an amount having an expected value in excess of $25,000,000 in any single fiscal year after 2022;

(xv) make any material change in any method of financial accounting or financial accounting principles or practices, except for any such change required by reason of (or, in the reasonable good-faith judgment of the Company, advisable under) a change in GAAP or applicable Laws;

(xvi) (A) make, change or revoke any material Tax election; (B) adopt or change any material method of Tax accounting; (C) enter into any material “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local, or non-U.S. Law) with respect to Taxes; (D) settle, compromise or surrender any material Tax claim, audit or assessment for an amount in excess of reserves therefor on the financial statements of the Company and its Subsidiaries; (E) file any material amended Tax Return; (F) affirmatively surrender any right to claim a material Tax refund; or (G) take or cause any action which may reasonably be expected to cause the representations set forth in Section 6.1(p)(vi) or Section 6.1(p)(vii) to be untrue;

(xvii) enter into any collective bargaining agreement or other agreement with any labor organization or recognize or certify any labor union, works council or other labor organization as the bargaining representative for any employees of any member of the Company Group; or

(xviii) agree, commit or propose to do any of the foregoing.

Notwithstanding the foregoing, nothing contained herein shall give to Parent or Acquirer Sub, directly or indirectly, rights to control or direct the operations of the Company Group prior to the Effective Time. Prior to the Effective Time, the Company and each of the members of the Company Group shall exercise, consistent with the terms and conditions hereof, complete control and supervision of their respective operations.

5.2 Non-Solicitation and Company Change of Recommendation.

(a) No Solicitation or Negotiation. Subject to any actions which the Company is required to take so as to comply with the requirements of the Irish Takeover Rules, from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement pursuant to and in accordance with Section 9, except as otherwise set out in this Section 5.2, the Company shall not, and it shall cause its Subsidiaries and its and their respective directors, officers and employees not to, and it shall use reasonable best efforts to cause its and its Subsidiaries’ other Representatives not to, directly or indirectly:

(i) solicit, initiate or take any action to knowingly facilitate or knowingly encourage (including by way of furnishing information to any Person in connection with) the submission of any Company Alternative Proposal or any indication, proposal or inquiry that would reasonably be expected to lead to a Company Alternative Proposal;

(ii) enter into, continue or participate in any discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries to, or afford access to the business, properties, assets, personnel, books or records of the Company or any of its Subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, knowingly facilitate or knowingly encourage any effort by, any Third Party that would reasonably be expected to seek to make, or has made, a Company Alternative Proposal or any indication, proposal or inquiry that would reasonably be expected to lead to a Company Alternative Proposal (except to notify such Person as to the existence of the provisions of this Section 5.2);

(iii) (A) withdraw or qualify, amend or modify in any manner adverse to Parent, the Scheme Recommendation or the recommendation contemplated by Section 3.6(b), if applicable, (B) fail to include the Scheme Recommendation in the Scheme Document or the Proxy Statement, (C) recommend, adopt or approve or publicly propose to recommend, adopt or approve any Company Alternative Proposal or (D) fail to reaffirm the Scheme Recommendation in a statement complying with Rule 14d-9 or Rule 14e-2(a) under the Exchange Act with regard to a Company Alternative Proposal or in connection with such action by the close of business on the 10th Business Day after the commencement of such Company Alternative Proposal under Rule 14d-9 or Rule 14e-2(a) (clauses (A) through (D) of the foregoing in this clause (iii), a “Company Change of Recommendation”);

(iv) take any action to make any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations under applicable Laws inapplicable to any Third Party or any Company Alternative Proposal;

(v) waive or release any Person from any standstill agreement or any standstill provisions of any Contract entered into in respect of a Company Alternative Proposal; or

(vi) enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other agreement providing for or relating to a Company Alternative Proposal (other than a Company Alternative Proposal NDA).

Nothing contained herein shall prevent the Company Board from (x) complying with Rule 14e-2(a) or Rule 14d-9 under the Exchange Act with regard to a Company Alternative Proposal, so long as any action taken or statement made to so comply is consistent with this Section 5.2 or (y) making any required disclosure to the Company Shareholders if the Company Board determines in good faith, after consultation with outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with applicable Laws; provided that any Company Change of Recommendation involving or relating to a Company Alternative Proposal may only be made in accordance with Sections 5.2(b), 5.2(c), 5.2(d) and 5.2(e). For clarity, a “stop, look and listen” disclosure or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act shall not constitute a Company Change of Recommendation.

Additionally, the Company shall, and shall cause its Subsidiaries and its and their respective directors, officers and employees to, and shall use reasonable best efforts to cause its and its Subsidiaries’ other Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party conducted prior to the date of this Agreement with respect to any Company Alternative Proposal or with respect to any indication, proposal or inquiry that would reasonably be expected to lead to a Company Alternative Proposal. The Company will promptly (and in each case within 36 hours from the date of this Agreement) request from each Person (and such Person’s Representatives) that has executed a confidentiality agreement during the past six months in connection with its consideration of a Company Alternative Proposal to return or destroy (as provided in the terms of such applicable confidentiality agreement) all confidential information concerning the Company or any of its Subsidiaries and shall promptly (and in each case within 36 hours from the date of this Agreement) terminate all physical and electronic data access previously granted to each such Person.

(b) Responding to Company Alternative Proposals. Notwithstanding Section 5.2(a), if at any time prior to the receipt of the Company Shareholder Approval (the “Company Approval Time”) (and in no event after the Company Approval Time), the Company Board receives a written Company Alternative Proposal made after the date of this Agreement which has not resulted from a breach in any material respect of this Section 5.2, the Company Board, directly or indirectly through its Representatives, may (i) contact the Third Party that has made such Company Alternative Proposal in order to inform such Third Party of the terms of this Section 5.2 and clarify the terms of such Company Alternative Proposal for the sole purpose of the Company Board informing itself about such Company Alternative Proposal and such Third Party, and (ii) (x) engage in negotiations or discussions with any such Third Party that has made such an unsolicited written Company Alternative Proposal, (y) furnish to such Third Party and its Representatives and financing sources nonpublic information relating to the Company or any of its Subsidiaries pursuant to a confidentiality agreement with terms that are not materially less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (except that such confidentiality agreement need not contain a standstill or similar provision) and that does not include any restrictions that prohibits the Company from satisfying its obligations contemplated by this Section 5.2(b) (such agreement, a “Company Alternative Proposal NDA”) provided that all such non-public information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, substantially concurrently with the time it is provided or made available to such Third Party; provided, further, that prior to and as a condition of taking any actions described in this Section 5.2(b), the Company Board determines in good faith, after consultation with its financial advisor and outside legal counsel, that such Company Alternative Proposal either constitutes or would reasonably be expected to lead to a Company Superior Proposal.

(c) Notice. The Company shall notify Parent promptly (but in any event within 36 hours) if any Company Alternative Proposal, or any indication, proposal or inquiry by a Third Party that would reasonably be expected to lead to a Company Alternative Proposal, is received by the Company. Each such notice shall be provided in writing and shall identify the Third Party making, and, to the extent applicable, the material terms and conditions (including price) of, any such Company Alternative Proposal or any such indication, proposal or inquiry by a Third Party. Following such initial notice, the Company shall keep Parent reasonably informed, on a reasonably current basis, of any material changes in the status and details of any such Company Alternative Proposal or any such indication, proposal or inquiry and shall promptly (but in no event later than 36 hours after receipt) provide to Parent copies of all written proposals, offers or draft agreements relating to a Company Alternative Proposal. Neither the Company nor any of its Subsidiaries will enter into any agreement with any Person which prohibits the Company from providing any information to Parent in accordance with, or otherwise complying with, this Section 5.2.

(d) Fiduciary Exception to the Company Change of Recommendation Provision. Notwithstanding anything to the contrary in this Agreement, but subject to Section 5.2(e), prior to the Company Approval Time (and in no event after the Company Approval Time), the Company Board may (A) in response to the receipt of a written Company Alternative Proposal received after the date hereof that did not result from a material breach of the Company’s obligations set forth in this Section 5.2, or in response to the occurrence of a Company Intervening Event, make a Company Change of Recommendation, or (B) in response to the receipt of a written Company Alternative Proposal received after the date hereof that did not result from a material breach of the

Company’s obligations set forth in this Section 5.2, effect a Company Change of Recommendation and terminate this Agreement in accordance with Section 9.1(a)(ii)(B) in order to substantially concurrently enter into a definitive agreement providing for a Company Superior Proposal if, in each case of clause (A) and clause (B), (x) in the case of such an action taken in connection with a Company Alternative Proposal, the Company Alternative Proposal has not been withdrawn and the Company Board determines in good faith, after consultation with outside legal counsel and its financial advisor that such Company Alternative Proposal constitutes a Company Superior Proposal and (y) the Company Board determines in good faith, after consultation with its financial advisor and outside legal counsel, that the failure to take such action would be inconsistent with its directors’ fiduciary duties under applicable Laws.

(e) Last Look. The Company Board and the Company, as applicable, shall not take any of the actions contemplated by Section 5.2(d) unless prior to taking such action (i) the Company has notified Parent, in writing at least four Business Days before taking such action, that the Company intends to take such action, which notice attaches, in the case of a Company Change of Recommendation pursuant to Section 5.2(d)(A) in response to a Company Superior Proposal or the termination of this Agreement pursuant to Section 5.2(d)(B) and Section 9.1(a)(ii)(B), the most current version of each proposed Contract providing for or related to such Company Superior Proposal (including any Contract relating to financing or expense reimbursement), the identity of the Third Party(ies) making the Company Superior Proposal or, in the case of a Company Intervening Event, a reasonably detailed description of the facts relating to such Company Intervening Event, (ii) if requested by Parent, during such four Business Day period, the Company and its Representatives shall have discussed and negotiated in good faith with Parent (to the extent that Parent desires to so discuss or negotiate) regarding any proposal by Parent to amend the terms of this Agreement in response to such Company Superior Proposal or other potential Company Change of Recommendation and (iii) after such four Business Day period, the Company Board determines in good faith, after consultation with its financial advisor and outside legal counsel and taking into account any proposal by Parent to amend the terms of this Agreement, that the failure to take such action would be inconsistent with its fiduciary duties under applicable Laws and, in the case of any such action in connection with a Company Alternative Proposal, such Company Alternative Proposal continues to constitute a Company Superior Proposal (it being understood and agreed that in the event of any amendment to the financial terms or other material terms of any such Company Superior Proposal, a new written notification from the Company consistent with that described in clause (i) of this Section 5.2(e) shall be required, and a new notice period under clause (i) of this Section 5.2(e) shall commence, during which notice period the Company shall be required to comply with the requirements of this Section 5.2(e) anew, except that such new notice period shall be for three Business Days (as opposed to four Business Days)). After delivery of such written notice pursuant to this Section 5.2(e), the Company shall promptly inform Parent of all material developments affecting the material terms of any such Company Superior Proposal.

SECTION 6. REPRESENTATIONS AND WARRANTIES

6.1 Company Representations and Warranties. Subject to Section 10.8 and except as disclosed (i) in any publicly available Company SEC Document filed on or after January 1, 2020 and prior to the date of this Agreement or (ii) in the disclosure schedule delivered by the Company to Parent immediately prior to the execution of this Agreement (the “Company Disclosure Schedule”), the Company represents and warrants to Parent and Acquirer Sub as follows:

(a) Qualification, Organization, Subsidiaries, etc. The Company is duly incorporated and validly existing under the Laws of Ireland. The Company has all requisite corporate power and authority required to own or lease all of its properties or assets and to carry on its business as now conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Prior to the date of this Agreement, the Company has made available to Parent true and complete copies of the Memorandum and

Articles of Association of the Company as in effect as of the date of this Agreement (the “Company Memorandum and Articles of Association”).

(b) Subsidiaries.

(i) Each Subsidiary of the Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing (except to the extent such concept is not applicable under applicable Laws of such Subsidiary’s jurisdiction of incorporation or organization, as applicable) under the Laws of its jurisdiction of incorporation or organization and has all corporate or other organizational powers and authority, as applicable, required to own, lease and operate its properties and assets and to carry on its business as now conducted, except for those jurisdictions where failure to be so organized, validly existing and in good standing or to have such power has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each such Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has made available true and correct copies of the Organizational Documents of the Company’s Significant Subsidiaries that, in each case, are in full force and effect as of the date of this Agreement.

(ii) All of the outstanding Equity Securities of each Subsidiary of the Company have been validly issued and are fully paid and nonassessable (except to the extent such concepts are not applicable under applicable Laws of such Subsidiary’s jurisdiction of incorporation or organization, as applicable) and are owned by the Company or one of its wholly-owned Subsidiaries, directly or indirectly, free and clear of any Lien (other than Permitted Liens and any restrictions imposed by applicable Laws) and free of preemptive rights, rights of first refusal, subscription rights or similar rights of any Person and transfer restrictions (other than Permitted Liens and transfer restrictions under applicable Laws or under the Organizational Documents of such Subsidiary). Except for the Equity Securities of its Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other Equity Securities of any Person.

(c) Capitalization.

(i) The authorized capital of the Company consists of 600,000,000 Company Shares, and 40,000 Company Deferred Shares. As of December 9, 2022 (the “Company Capitalization Date”), there were outstanding (A) 226,962,593 Company Shares, (B) 40,000 Company Deferred Shares, (C) Company Options to purchase an aggregate of 4,997,294 Company Shares, (D) Company RSU Awards (other than the Company PSU Awards) providing for the issuance of up to an aggregate of 3,581,805 Company Shares and (E) Company PSU Awards providing for the issuance of up to an aggregate of 1,909,313 Company Shares, determined assuming the maximum number of shares to be issued under the Company PSU Awards. As of December 9, 2022, (X) 21,101,438 additional Company Shares were reserved for issuance pursuant to the Company Share Plans (excluding the Company ESPP), and (Y) 2,046,575 additional Company Shares were reserved for issuance pursuant to the Company ESPP. Except as set out in this Section 6.1(c) and for changes since the Company Capitalization Date resulting from (x) the exercise or vesting and settlement of the Company Equity Awards outstanding on such date (in accordance with their existing terms in effect as of the date of this Agreement) or issued on or after such date to the extent permitted by Section 5.1 (as qualified by or permitted under the Company Disclosure Schedule) or (y) the issuance of Equity Securities of the Company on or after the date of this Agreement to the extent permitted by Section 5.1 (as qualified by or permitted under the Company Disclosure Schedule) and Section 7.5 (with respect to an offering period in existence under the Company ESPP), there are no issued, reserved for issuance or outstanding Equity Securities of the Company.

(ii) All outstanding Company Shares have been, and all Company Shares that may be issued pursuant to any Company Share Plan, any employee stock option or other compensation plan or arrangement will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights and Liens other than Permitted Liens. No Subsidiary of the Company owns any Equity Securities of the Company. There are no outstanding bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Company have the right to vote. As of the date of this Agreement, other than the Company Shares underlying the Company RSU Awards or Company PSU Awards, there are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Equity Securities of the Company or its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to any agreement with respect to the voting of any Equity Securities of the Company.

(iii) Each Company Option (A) was granted in compliance with all applicable Laws and all of the terms and conditions of the Company Share Plan pursuant to which it was issued, (B) has an exercise price per Company Share equal to or greater than the fair market value of a Company Share on the date of such grant, (C) has a grant date identical to the date on which the Company Board or the compensation committee thereof actually awarded such Company Option and (D) does not trigger any liability for the holder thereof under Section 409A of the Code.

(d) SEC Filings; Financial Statements; Internal Controls and Procedures.

(i) Since January 1, 2021, the Company has timely filed or furnished all reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) required to be filed or furnished by the Company with the SEC (the “Company SEC Documents”). As of their respective dates, the Company SEC Documents complied as to form, in all material respects with the requirements of the Securities Act, the Exchange Act or the Sarbanes-Oxley Act, as the case may be, the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents and the rules and regulations of Nasdaq. Except to the extent that information contained in any Company SEC Document has been revised, amended, modified or superseded (prior to the date of this Agreement) by a later filed Company SEC Document, none of the Company SEC Documents when filed or furnished contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that, any such Company SEC Document that is a registration statement filed pursuant to the Securities Act did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading on the date of the effectiveness of such Company SEC Document that is a registration statement. No member of the Company Group other than the Company is subject to the reporting requirements of Section 13(a) or Section 15(d) of the Exchange Act.

(ii) The consolidated financial statements of the Company (including any related notes and schedules) contained or incorporated by reference in the Company SEC Documents: (A) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable thereto; (B) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or as permitted by Regulation S-X, or, in the case of unaudited financial statements, as permitted by Form 10-Q, Form 8-K or any successor form under the Exchange Act); and (C) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and the results of operations, shareholders’ equity, consolidated income and changes in consolidated financial condition or cash flows of the Company and its consolidated Subsidiaries for the periods covered thereby (subject, in the case of the unaudited financial statements, to normal and recurring year-end adjustments that are not, individually or in the aggregate, material). No financial statements of any Person other than the Subsidiaries of the Company are required by GAAP to be included in the consolidated financial statements of the Company.

(iii) The Company maintains, and at all times since January 1, 2021, has maintained, a system of internal controls over financial reporting (as required and defined in Rules 13a-15(f) and 15d-15(f) under the

Exchange Act) which is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and includes those policies and procedures that: (A) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and that receipts and expenditures are being made only in accordance with authorizations of management and directors of the Company; and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company Group that could have a material effect on its financial statements. Except as set out in the Company SEC Documents filed prior to the date of this Agreement, since January 1, 2021, neither the Company nor, to the knowledge of the Company, the Company’s independent registered accountant has identified or been made aware of: (x) any significant deficiency or material weakness in the design or operation of internal controls over financial reporting utilized by the Company; (y) any illegal act or fraud, whether or not material, that involves the management or other employees of the Company Group; or (z) any claim or allegation regarding any of the foregoing.

(iv) The Company and its Subsidiaries maintain disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act that are designed to provide reasonable assurance that all information required to be disclosed in the Company’s reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to enable each of the principal executive officer of the Company and the principal financial officer of the Company to make the certifications required under the Exchange Act and the Sarbanes-Oxley Act with respect to such reports. No executive officer of the Company has failed in any material respect to make the certifications required of them under Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC or Nasdaq with respect to any Company SEC Document, and the statements contained in any such certifications are true and complete in all material respects as of the date on which they were made. No evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company or any of its Representatives has been reported to the Company’s chief legal officer, audit committee (or other committee of the Company Board designated for this purpose) or the Company Board pursuant to the rules adopted pursuant to Section 307 of the Sarbanes-Oxley Act.

(v) The Company is not a party to nor has any obligation or other commitment to become a party to any securitization transaction, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)) where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company Group in the Company’s published financial statements or other Company SEC Documents.

(vi) As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Documents. To the knowledge of the Company, none of the Company SEC Documents is the subject of ongoing SEC review and there are no inquiries or investigations by the SEC or any internal investigations pending or threatened, in each case regarding any accounting practices of the Company. The Company has made available to Parent all material correspondence with the SEC since January 1, 2021 through the date of this Agreement.

(vii) The Company is in compliance in all material respects with all current listing and corporate governance requirements of Nasdaq.

(e) Absence of Changes.

(i) Since December 31, 2021 through the date of this Agreement, there has not occurred any event, change, effect, development or occurrence, individually or in the aggregate, that has had or would be reasonably expected to have, a Company Material Adverse Effect.

(ii) Since the date of the Balance Sheet through the date of this Agreement, (A) the Company Group has operated in all material respects in the ordinary course of business (except for discussions, negotiations and transactions related to this Agreement or any similar potential strategic transactions) and (B) no Company Group member has taken, or agreed, committed, arranged, authorized or entered into any written understanding to take any of the following actions: (1) (other than transactions solely among the Company and its wholly owned Subsidiaries) effected any recapitalization, reclassification, distribution, equity split or like change in its capitalization, amended any term or altered any rights of any of its outstanding Equity Securities, or redeemed, repurchased, canceled or otherwise acquired its Equity Securities or any Equity Securities of the Company; (2) subjected any material portion of its properties or assets to any material Liens, except for Permitted Liens; (3) sold or otherwise dispose of, divested or spun-off, assigned or transferred any material assets or properties, except in the ordinary course of business (including entering into Standard Contracts and non-exclusive license agreements, and the sale of obsolete assets, in each case, in the ordinary course of business); (4) except for intercompany loans and capital contributions and sales commission advances made in the ordinary course of business, made or authorized any capital investment in, or any material loan to, or guarantee any Indebtedness of any Person other than any Company Group member, except in the ordinary course of business or pursuant to any existing agreement or budget; (5) amended its Organizational Documents; (6) declared, set aside or paid any dividend or made any other distributions (whether in cash, stock, property or any combination thereof) in respect of any Equity Securities, other than dividends or distributions by a Subsidiary of the Company to the Company or a wholly owned Subsidiary of the Company; or (7) made any material change in any method of financial accounting or financial accounting principles or practices, except for any such change required by reason of (or, in the reasonable good-faith judgment of the Company, advisable under) a change in GAAP or applicable Laws.

(f) Title to Assets. The Company Group has good and valid title to, or a valid leasehold interest in, all material tangible properties and assets owned or leased, or purported to be owned or leased, by them, including all material tangible assets and properties reflected on the Company’s unaudited balance sheet in the most recent Quarterly Report on Form 10-Q (the “Balance Sheet”) filed by the Company with the SEC (but excluding Intellectual Property which is covered by Section 6.1(h)), except for assets sold or otherwise disposed of in the ordinary course of business since the date of such Balance Sheet, and except where such failure has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Such tangible assets and properties are, in the aggregate, sufficient to carry on the businesses of the Company Group, except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

(g) Real Property. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company Group has good, valid and marketable fee simple title to, or valid leasehold interests in, as the case may be, each parcel of real property owned (the “Owned Real Property”) or leased (the “Leased Real Property”) by the applicable member of the Company Group, free and clear of all Liens, except for Permitted Liens, (ii) each lease, sublease or license (each, a “Lease”) under which the applicable member of the Company Group leases, subleases or licenses any real property is, subject to the Equitable Exceptions, a valid and binding obligation of the applicable member of the Company Group (as the case may be) and, to the knowledge of the Company, each of the other parties thereto, and is in full force and effect and enforceable in accordance with its terms against the applicable member of the Company Group (as the case may be) and, to the knowledge of the Company, each of the other parties thereto (except for such Leases that are terminated after the date of this Agreement in accordance with their respective terms, other than as a result of a default or breach by a member of the Company Group of any of the provisions thereof), (iii) no member of the Company Group, nor, to the knowledge of the Company, any of the other parties thereto has violated or committed or failed to perform any act which (with or without notice, lapse of time or both) would constitute a default under any provision of any Lease, and (iv) no member of the Company Group has received written notice that it has violated or defaulted under any Lease. The Owned Real Property and the Leased Real Property has been maintained in accordance with normal industry practice and is suitable for the purposes for which it is currently used. No member of the Company Group has received any written notice of any pending or threatened condemnation of any Owned Real Property or material Leased Real Property by any Governmental Entity, except as has not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(h) Intellectual Property.

(i) Section 6.1(h)(i) of the Company Disclosure Schedule identifies (A) the name of the applicant/registrant (or the Internet domain name registrar, as applicable), (B) the jurisdiction of application/registration, (C) the application, patent or registration number and (D) any other co-owners, for each material item of Registered IP included in the Owned Intellectual Property. All material Registered IP included in the Owned Intellectual Property or included in material Licensed Intellectual Property exclusively licensed to the Company Group (collectively, the (“Exclusive Company IP”) is subsisting, and, with respect to such material Registered IP that is issued and granted, to the Company’s knowledge, is valid and enforceable. Other than as identified in the Company Disclosure Schedule, no interference, reissue, reexamination or other proceeding of any nature (other than patent or trademark prosecution activities being conducted before a Governmental Entity in the ordinary course of business) is pending or, to the knowledge of the Company, threatened, in which the scope, validity, enforceability, inventorship or ownership of any material Registered IP included in the Owned Intellectual Property or, to the knowledge of the Company, in any other Exclusive Company IP, is contested or challenged. Each member of the Company Group has complied in all material respects with its duty of candor and disclosure to the United States Patent and Trademark Office and any relevant foreign patent office with respect to all patent and trademark applications included in the Owned Intellectual Property or, to the extent and for the duration any member of the Company Group controls the prosecution and maintenance thereof, any other Exclusive Company IP, in each case filed by or on behalf of the Company Group and have made no material misrepresentation in such applications.

(ii) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or any of its Subsidiaries solely owns all right, title and interest in and to all Owned Intellectual Property, free and clear of all Liens other than Permitted Liens, and to the knowledge of the Company, has the right, pursuant to valid agreements to use all other material Company Intellectual Property used by the Company Group in their businesses as currently conducted. The consummation of the Transactions will not result in the grant of any Lien with respect to any Intellectual Property owned or controlled by the Parent or any of its Affiliates (other than the Company Group), except as would not be material to the business of Parent or any of its Affiliates (other than the Company Group). Each Company Employee or independent contractor involved in the creation or development of any material Intellectual Property intended by the Company to be owned by any member of the Company Group has irrevocably assigned such Company Employee’s or independent contractor’s rights in such Intellectual Property to the Company or its applicable Subsidiary, except in any instance where a failure to do so would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(iii) No funding, facilities or personnel of any Governmental Entity or any university, college, research institute or other educational institution are being used to create any material Owned Intellectual Property or, to the knowledge of the Company, any other material Company Intellectual Property, in each case, except for any such funding, facilities or personnel that would not result in such Governmental Entity or institution obtaining ownership rights in or other rights to use or exploit any Company Intellectual Property.

(iv) Section 6.1(h)(iv) of the Company Disclosure Schedule sets forth each license agreement pursuant to which a member of the Company Group (A) is granted a license under, covenant not to sue under or option to any of the foregoing under any material Intellectual Property that is incorporated into or distributed or used with any Company Product or that is otherwise material to the business of the Company Group, taken as a whole (each an “In-bound License”) or (B) grants to any Third Party a license under, covenant not to sue under or option to any of the foregoing under any material Company Intellectual Property (each an “Out-bound License”), provided that, In-bound Licenses shall not include any material transfer agreements, sponsored research agreements, clinical trial agreements, nondisclosure agreements, services agreements, commercially available software-as-a-service offerings, off-the-shelf software licenses, non-material trademark co-existence agreements or generally available license agreements, in each case, entered into in the ordinary course of business, and Out-bound Licenses shall not include any material transfer agreements, sponsored research agreements, clinical trial agreements, nondisclosure agreements, services agreements, research agreements, distribution agreements, manufacturing agreements, non-material trademark co-existence agreements or non-exclusive out-bound licenses, in each case, entered into in the ordinary course of business (collectively, “Standard Contracts”).

(v) The operation of the business of the Company Group as currently conducted does not infringe, misappropriate or violate, and has not infringed, misappropriated or violated since January 1, 2021, any Intellectual Property owned by any other Person; and, to the knowledge of the Company, no Person is infringing, misappropriating or otherwise violating, and has not infringed, misappropriated or violated since January 1, 2021, any Owned Intellectual Property or Licensed Intellectual Property exclusively licensed to any member of the Company Group. Since January 1, 2021, there has been no Legal Proceeding (A) pending (or, to the knowledge of the Company, threatened) against any of the members of the Company Group alleging that the operation of the business of the Company Group as currently conducted infringes or constitutes the misappropriation or other violation of any Intellectual Property of another Person, or (B) pending (or, to the knowledge of the Company, threatened) by any member of the Company Group that another Person has infringed, misappropriated or otherwise violated any of the Owned Intellectual Property or Licensed Intellectual Property exclusively licensed to any member of the Company Group.

(vi) The Company has taken commercially reasonable security, organizational, physical, administrative and technical measures, including measures designed to protect against unauthorized disclosure and designed to protect the secrecy, confidentiality, and value of its trade secrets and other material confidential technical information, and no such trade secret or other material confidential technical information has been disclosed by or on behalf of any member of the Company Group to, or, to the knowledge of the Company, has been discovered by, any Person, other than pursuant to valid non-disclosure obligations restricting the disclosure and use thereof, which obligations, to the knowledge of the Company, have not been breached.

(vii) As of the date of this Agreement, none of the Owned Intellectual Property or, to the knowledge of the Company, any other Exclusive Company IP, is subject to any outstanding Order that adversely and materially restricts the use, transfer, validity, enforceability, ownership, registration or licensing by any member of the Company Group of any such Exclusive Company IP.

(i) Data Protection.

(i) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2021, the members of the Company Group (A) to the knowledge of the Company, are, and have been, in compliance with all Data Security Requirements and (B) have not received, or otherwise been subject to, any written notices, complaints, notices, audits, proceedings, investigations or claims conducted or asserted by any other Person (including any Governmental Entity) regarding any unauthorized or unlawful Processing of Personal Information or other violation of any Data Security Requirements.

(ii) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2021, the Company Group have maintained and complied with commercially reasonable administrative, technical and physical safeguards that are designed to (A) prevent Security Incidents and (B) protect the confidentiality, integrity and availability of all Personal Information and Company IT Assets currently used by the Company Group. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and to the knowledge of the Company, since January 1, 2021, through the date of this Agreement, none of the members of the Company Group has experienced a Security Incident.

(iii) The Company IT Assets (A) operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required by the Company Group in connection with its businesses, (B) have not malfunctioned or failed since January 1, 2021 in a manner that has had a material impact on the businesses of the Company Group, and (C) to the knowledge of the Company, are free from material bugs, material malicious codes or other material defects.

(j) Contracts. Section 6.1(j) of the Company Disclosure Schedule identifies each Company Contract (other than any Company Contract that is an Employee Plan identified in Section 6.1(q) of the Company Disclosure Schedule) that constitutes a Material Contract as of the date of this Agreement. For purposes of this Agreement, each of the following Company Contracts other than a Standard Contract shall be deemed to constitute a “Material Contract”:

(i) any Company Contract that requires by its terms the payment or delivery of cash or other consideration by or to a member of the Company Group in an amount having an expected value in excess of $25,000,000 in the fiscal year ending December 31, 2022;

(ii) any Company Contract (x) having an expected value in excess of $20,000,000 in the fiscal year ending December 31, 2022 (A) containing any exclusivity obligations or otherwise limiting the freedom or right of any member of the Company Group (or upon the Completion by virtue of the consummation of the Acquisition, Parent and its Subsidiaries) in any material respect, to engage in any line of business, to make use of any material Company Intellectual Property (other than the scope of the rights granted by the terms of any In-bound or any Out-bound License to use such material Company Intellectual Property) or to compete with any other Person in any location or line of business, or (B) containing any “most favored nations” terms and conditions (including with respect to pricing) granted by a member of the Company Group or (y) or containing any exclusivity obligations or otherwise limiting the freedom or right of Parent or any of its Subsidiaries (other than the members of the Company Group), in any material respect, to engage in any line of business, to make use of any Intellectual Property or to compete with any other Person in any location or line of business, in each case, from and after the Completion;

(iii) any Company Contract relating to Indebtedness in excess of $30,000,000 (whether incurred, assumed, guaranteed or secured by any asset) of any member of the Company Group;

(iv) any Company Contract that provides for the creation of any Lien, other than a Permitted Lien, with respect to any tangible asset and Owned Intellectual Property of any Company Group member that is material to the conduct of the business of the Company Group as currently conducted, taken as a whole;

(v) any Company Contract constituting a joint venture, partnership, or limited liability company or the sharing of profits and losses;

(vi) any Company Contract that prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any material Subsidiary, the pledging of the capital stock or other Equity Securities of the Company or any material Subsidiary or prohibits the issuance of any guaranty or the incurrence of any Indebtedness for borrowed money by the Company or any material Subsidiary;

(vii) any other Company Contract that is currently in effect and has been filed (or is required to be filed) by the Company as an exhibit pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act or that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act;

(viii) any Company Contract with any Affiliate, director, executive officer, holder of 5% or more of the Company Shares or, to the knowledge of the Company, any of their Affiliates (other than the Company) or immediate family members that would be required to be disclosed under Item 404 of Regulation S-K that has not been otherwise disclosed in the Company SEC Documents filed prior to the date of this Agreement or with annual payments in the fiscal year ending December 31, 2021 in excess of $1,000,000, other than offer letters or employment agreements that can be terminated at will without severance obligations (or upon only the minimum severance and notice requirements required by applicable Laws) and Company Contracts with respect to Company Equity Awards;

(ix) any Company Contract having an expected payment obligation in excess of $10,000,000 in the fiscal year ending December 31, 2023, for the lease or sublease of any material real property;

(x) any Company Contract that provides for the acquisition or disposition of any business, or a material amount of stock or assets of any Person, in each case, for consideration in excess of $50,000,000 (whether by merger, sale of stock, sale of assets or otherwise) with material obligations remaining to be performed or material liabilities continuing after the date of this Agreement (other than indemnification obligations under which there are no pending claims or other provisions that customarily survive such performance);

(xi) any Company Contract with any Governmental Entity under which payments in excess of $20,000,000 were received by any member of the Company Group in the fiscal year ending December 31, 2021;

(xii) any In-bound License or Out-bound License;

(xiii) any hedging, swap, derivative or similar Company Contract; and

(xiv) any Company Contract with a sole-source supplier related to Tepezza, Krystexxa or Uplizna such that the inability to maintain supply from such supplier would materially impact product availability.

As of the date of this Agreement, the Company has made available to Parent or Parent’s Representatives a true and correct copy of each Material Contract. Neither the applicable member of the Company Group nor, to the knowledge of the Company, the other party thereto is in material breach of or material default under any Material Contract and, neither the applicable member of the Company Group, nor, to the knowledge of the Company, the other party thereto has taken or failed to take any action that with or without notice, lapse of time or both would constitute a material breach of or material default under any Material Contract. To the knowledge of the Company, each Material Contract is enforceable by the applicable member of the Company Group in accordance with its terms, subject to the Equitable Exceptions. Since January 1, 2022 through the date of this Agreement, none of the members of the Company Group has received any written notice (x) regarding any violation or breach or default under any Material Contract that has not since been cured or (y) from any Person that such Person intends to terminate, or not renew, any Material Contract, in each case, except for such violations or breaches that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since January 1, 2021, no member of the Company Group has waived in writing any rights under any Material Contract, except for waivers that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. For the purposes of this final paragraph of this Section 6.1(j) (other than the first sentence), Material Contracts shall include any Company Contract in effect as of the date of this Agreement that requires by its terms the payment or delivery of cash or other consideration by or to any member of the Company Group in an amount having an expected value in excess of $25,000,000 in any single fiscal year after 2022.

(k) Liabilities. The Company Group does not have any liabilities of the type required to be disclosed in the liabilities column of a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP, except for: (i) liabilities reflected or reserved in the audited and unaudited financial statements included in the Company SEC Documents; (ii) liabilities or obligations incurred pursuant to the terms of this Agreement; (iii) liabilities for performance of obligations under Contracts binding upon the applicable member of the Company Group (other than resulting from any breach or acceleration thereof) made available to Parent or Parent’s Representatives prior to the date of this Agreement or entered into in compliance with Section 5.1 or in the ordinary course of business, including Standard Contracts; (iv) liabilities incurred since the date of the Balance Sheet in the ordinary course of business or in connection with the Transactions (none of which would reasonably be expected to be material to the conduct of the business of the Company Group as currently conducted, taken as a whole); and (v) liabilities that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(l) Compliance with Law. Each member of the Company Group is, and since January 1, 2021, has been, in compliance with all applicable Laws and all applicable Orders, except where the failure to be in compliance would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and, since January 1, 2021, no member of the Company Group has been given written notice of, or been charged with, any unresolved violation of, any Law or Order, except, in each case, for any such violation that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(m) Regulatory Matters.

(i) Since January 1, 2021, the Company Group has filed with the applicable regulatory authorities (including the FDA or any other Governmental Entity performing functions similar to those performed by the FDA) all required material filings, declarations, listings, registrations, reports or submissions, including but not limited to adverse event reports and investigational new drug safety reports. All such filings, declarations, listings, registrations, reports or submissions were in material compliance with applicable Laws when filed, and no deficiencies that have been asserted by any applicable Governmental Entity with respect to any such filings, declarations, listing, registrations, reports or submissions remain outstanding.

(ii) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, all nonclinical and clinical investigations sponsored by or on behalf of the Company Group are, to the knowledge of the Company, being or have been conducted in material compliance with applicable Laws and guidance, including (A) Good Clinical Practices requirements, (B) applicable International Council for Harmonisation of Technical Requirements for Pharmaceuticals for Human Use guidelines, (C) approved clinical protocols and informed consents and (D) applicable Laws restricting the use and disclosure of individually identifiable health information. As of the date of this Agreement, neither the FDA nor any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA has sent any written notices or other correspondence to any member of the Company Group with respect to any ongoing clinical or nonclinical studies or tests requiring the termination, suspension or material modification of such studies or tests, which modification, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.

(iii) To the Company’s knowledge, since January 1, 2021, neither the members of the Company Group nor any Representative acting on any member of the Company Group’s behalf has (A) made an untrue statement of a material fact or fraudulent statement to the FDA or any Governmental Entity having applicable jurisdiction over the Company Group under applicable Healthcare Laws, (B) failed to disclose a material fact required to be disclosed to the FDA or (C) committed any other act, made any statement or failed to make any statement, that (in any such case) establishes a reasonable basis for the FDA to invoke its Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities Final Policy or for any Governmental Entity having applicable jurisdiction over the Company Group under applicable Healthcare Laws to invoke an equivalent policy. As of the date of this Agreement, none of any member of the Company Group nor, to the Company’s knowledge, any entity or other Representative acting on any member of the Company Group’s behalf is the subject of any pending or, to the Company’s knowledge, threatened investigation in writing by the FDA pursuant to its Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities Final Policy or by any Governmental Entity having applicable jurisdiction over the Company Group under applicable Healthcare Laws on the basis of an equivalent Policy.

(iv) Neither the Company nor, to the knowledge of the Company, any executive officers, employees, agents or clinical investigators of the Company Group or any entity or individual acting on the Company’s behalf has been (A) debarred under 21 U.S.C. § 335a or any similar Law, (B) excluded from participation in federal health care programs under 42 U.S.C. §§ 1320a-7, 1320a-7a or any similar Law, (C) disqualified by any Governmental Entity, (D) suspended or otherwise determined to be or identified as ineligible to participate in any health care contracting program of any Governmental Entity or (E) convicted of, charged with, investigated for or engaged in any conduct that would reasonably be expected to result in such debarment, exclusion, disqualification, suspension, or ineligibility. No debarment, exclusion or disqualification proceedings or investigations are pending or, to the Company’s knowledge, threatened against the Company or any officer, director, consultant, employee, manager or agent acting for or on behalf of the Company Group. No Legal Proceedings are pending or, to the Company’s knowledge, threatened that would reasonably be expected to result in criminal liability, debarment, disqualification, or exclusion by any Governmental Entity.

(v) Except as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, the Company Group is in compliance and since January 1, 2021, has been in compliance with all Healthcare Laws to the extent applicable to the operation of its business as currently conducted. The Company is not subject to any enforcement, regulatory or Legal Proceeding against or affecting the Company relating to or arising under any Healthcare Law, and no such enforcement, regulatory or Legal Proceeding has been threatened, including by the issuance of a warning letter, untitled letter, Form 483 or similar notice of potential violations of Healthcare Laws. To the extent required by applicable Laws, all manufacturing operations conducted for the benefit of any member of the Company Group with respect to any product or product candidate being used in human clinical trials have been conducted in accordance with GMP Regulations, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(n) Certain Business Practices. To the Company’s knowledge, neither the Company, nor any other member of the Company Group, nor any of its or their respective employees, representatives or agents (in each case, acting in the capacity of an employee or representative of any member of the Company Group) has (i) used any funds (whether of any member of the Company Group or otherwise) for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic Government Officials or employees or to foreign or domestic political parties or campaigns or (iii) violated any provision of any applicable Anti-Corruption Laws or any rules or regulations promulgated thereunder, any applicable anti-money laundering laws and any rules or regulations promulgated thereunder or any applicable Law of similar effect.

(o) Regulatory Permits. The Company Group holds all Regulatory Permits necessary to enable the Company Group to conduct its business in the manner in which its business is currently being conducted, except where failure to hold such Regulatory Permits would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Regulatory Permits held by the Company Group are, in all material respects, valid and in full force and effect. The Company Group is in compliance with the terms and requirements of such Regulatory Permits, except where failure to be in compliance would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(p) Tax Matters.

(i) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (A) each of the Tax Returns required to be filed by the Company Group with any Governmental Entity has been filed on or before the applicable due date (taking into account any extensions of such due date), and all such Tax Returns are accurate and complete, (B) all Taxes required to be paid have been paid, except with respect to matters being contested in good faith and in accordance with applicable Laws or for which adequate reserves have been established in accordance with GAAP on the financial statements of the relevant member of the Company Group, (C) the Company Group has made adequate provision for all unpaid Taxes not yet due, (D) there are no Liens for Taxes upon any property or assets of any member of the Company Group, except for Permitted Liens, (E) during the last three years, no claim has been made in writing by a Tax Authority in a jurisdiction where a member of the Company Group does not file Tax Returns that such Person is or may be subject to taxation in that jurisdiction, and (F) neither the execution of this Agreement nor the Scheme will result in the loss, withdrawal or restriction of any applicable Tax holiday or reduced Tax rate granted by a Tax Authority to any member of the Company Group that is not generally available to Persons without specific application therefor.

(ii) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (A) no deficiency for any Tax has been asserted or assessed by a Tax Authority in writing against any member of the Company Group which deficiency has not been paid, settled or withdrawn or is not being contested in good faith and in accordance with applicable Laws, (B) there are no pending or ongoing, audits, examinations, investigations or other proceedings by any Tax Authority with respect to Taxes of or with respect to any member of the Company Group and (C) no member of the Company Group has received any form of written notice from any Tax Authority communicating an intent to initiate any such audit, examination, investigation or other proceeding.

(iii) None of the members of the Company Group (A) is a party to or is bound by any material Tax sharing, allocation or indemnification agreement or arrangement that would have a continuing effect after the Completion Date (other than such agreements or arrangements (x) exclusively between or among the members of the Company Group or (y) with third parties made in the ordinary course of business, the principal purpose of which is not Tax) or (B) has any material liability for the Taxes of another Person (other than members of the Company Group) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, or otherwise by operation of Law.

(iv) No member of the Company Group has been either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for Tax-free treatment under Section 355 of the Code in the last two years.

(v) To the knowledge of the Company, no member of the Company Group has entered into any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) or any similar transaction requiring disclosure in accordance with a corresponding provision of state, local or foreign Law.

(vi) The statements in Section 6.1(p)(vi) of the Company Disclosure Schedule, to the extent materially relevant to whether any member of the Company Group first became a surrogate foreign corporation after November 9, 2017, are true in all material respects, and to the knowledge of the Company no member of the Company Group first became a surrogate foreign corporation after November 9, 2017.

(vii) With respect to any taxable period or year, neither the Company nor any material member of the Company Group is, or has been treated as, a U.S. corporation under Section 7874(b) of the Code, and to the knowledge of the Company no other member of the Company Group is or has been treated as a U.S. corporation under Section 7874(b) of the Code.

(viii) Notwithstanding anything herein to the contrary, this Section 6.1(p) contains the sole representations concerning Taxes of the Company Group (other than representations concerning Taxes of the Company Group under Section 6.1(q)).

(q) Employee Matters; Benefit Plans.

(i) Except as required by applicable Laws, the employment of each of the Company’s employees located in the United States is terminable by the Company at will.

(ii) None of the members of the Company Group is a party to, has no duty to bargain for, nor is currently negotiating in connection with entering into, any collective bargaining agreement or other Contract with a labor organization or works council representing any of its employees and there are no labor organizations or works councils representing, purporting to represent or, to the knowledge of the Company, seeking to represent any employees of the Company Group. Since January 1, 2021, through the date of this Agreement, there has not been any strike, slowdown, work stoppage, lockout, picketing or labor dispute, or any threat thereof affecting the Company Group or any of its employees. Since January 1, 2021, and except for those matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company Group has complied with all applicable Laws related to employment and employment practices, including any pertaining to payment wages and hours of work, leaves of absence, plant closing notifications, employment statutes or regulations, workplace health and safety, retaliation, or discrimination matters, including charges of unfair labor practices or harassment complaints, and, as of the date of this Agreement, there is no material Legal Proceeding pending or, to the knowledge of the Company, threatened in writing relating to such applicable Laws.

(iii) To the knowledge of the Company, in the last five years, (A) no allegations of sexual harassment, discrimination or sexual misconduct have been made against any member of the Company Board or any officer of the Company Group subject to the reporting requirements of Section 16(a) of the Exchange Act, (B) no member of the Company Group has entered into any settlement agreement related to allegations of sexual harassment, discrimination or sexual misconduct by any member of the Company Board or any officer of the Company Group subject to the reporting requirements of Section 16(a) of the Exchange Act and (C) there have been no, and there are no proceedings currently pending or, to the knowledge of the Company, threatened, related to any allegations of sexual harassment, discrimination or sexual misconduct by any member of the Company Board or any officer of the Company Group subject to the reporting requirements of Section 16(a) of the Exchange Act.

(iv) Section 6.1(q)(iv) of the Company Disclosure Schedule sets forth a true and complete list of the material Employee Agreements as of the date of this Agreement (A) the terms of which obligate the Company or any member of the Company Group to provide any severance or termination benefits to any employee, other than as may be required by applicable Laws; or (B) pursuant to which the Company or any member of the Company Group is obligated to provide any change-in-control, retention, or similar payment or benefits to any employee.

(v) Section 6.1(q)(v) of the Company Disclosure Schedule sets forth a true and complete list of the material Employee Plans.

(vi) The Company has made available to Parent or Parent’s Representatives prior to the execution of this Agreement with respect to each material Employee Plan accurate and complete copies of the following (other than equity grant notices, and related documentation, with respect to employees of the Company Group and agreements with consultants entered into in the ordinary course of business), as relevant: (A) all plan documents and all amendments thereto, and all related trust or other funding documents; (B) any currently effective determination letter or opinion letter received from the United States Internal Revenue Service; (C) the most recent annual actuarial valuation and the most recent Form 5500; (D) the most recent summary plan descriptions and any material modifications thereto; (E) the most recent nondiscrimination tests required to be performed under the Code; and (F) copies of any non-routine correspondence with any Governmental Entity in the past two years.

(vii) Neither any member of the Company Group nor any other Person who would be or, at any relevant time, would have been considered a single employer with the Company under the Code or ERISA has during the past six years maintained, contributed to, or been required to contribute to a plan subject to Title IV of ERISA or Code Section 412, including any “single employer” defined benefit plan or any “multiemployer plan” each as defined in Section 4001 of ERISA.

(viii) Neither the Company nor any Subsidiary has any obligation to provide, and no Employee Plan or other agreement provides any individual with the right to, a gross up, indemnification, reimbursement or other payment for any excise or additional taxes, interest or penalties incurred pursuant to Section 409A or Section 4999 of the Code or due to the failure of any payment to be deductible under of Section 280G of the Code.

(ix) Each of the Employee Plans that is intended to be qualified under Section 401(a) of the Code has obtained a favorable determination letter (or opinion letter, if applicable) as to its qualified status under the Code. Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, each of the Employee Plans and Employee Agreements is now and has been operated in compliance with its terms and all applicable Laws, including ERISA and the Code.

(x) Each Employee Plan and Employee Agreement that is a “nonqualified deferred compensation plan” (within the meaning of Section 409A of the Code) is in documentary compliance with, and has been operated and administered in all material respects in compliance with, Section 409A of the Code and the guidance issued by the Internal Revenue Service provided thereunder.

(xi) Except to the extent required under Section 601 et seq. of ERISA or 4980B of the Code (or any other similar state or local Law), neither any member of the Company Group nor any Employee Plan or Employee Agreement has any obligation to provide post-employment welfare benefits to or make any payment to, or with respect to, any present or former employee, officer or director of any member of the Company Group pursuant to any retiree medical benefit plan or other retiree welfare plan.

(xii) The execution and delivery of this Agreement, shareholder or other approval of this Agreement, or the consummation of the Transactions (including in combination with other events or circumstances) could not, (A) accelerate the time of payment or vesting, or materially increase the amount of, compensation or benefits due to any such Company Employee under any Employee Agreement or Employee Plan, (B) directly or indirectly cause any of the members of the Company Group to transfer or set aside any material assets to fund any benefits under any Employee Agreement or Employee Plan, (C) otherwise give rise to any material liability under any Employee Agreement or Employee Plan or (D) limit or restrict the right to merge, materially amend, terminate or transfer the assets of any Employee Agreement or Employee Plan on or following the Effective Time.

(xiii) Neither the execution and delivery of this Agreement, shareholder or other approval of this Agreement nor the consummation of the Transactions (including in combination with other events or circumstances) could result in the payment of any amount that could, individually or in combination with any other such payment, constitute an “excess parachute payment” as defined in Section 280G(b)(1) of the Code.

(xiv) As of the date of this Agreement, the Company has made available to Parent a true and complete list, as of the Company Capitalization Date, of all of the Company Share Plans, all outstanding Company Equity Awards, including, the date of grant, the type of the award, the number of Company Shares subject to such type of award (based on the aggregate number of shares granted on the grant date and vesting on the applicable vesting date), vesting schedule and, for the Company Options, the applicable exercise price.

(r) Environmental Matters. Except for those matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) (A) the Company Group is, and since January 1, 2021 has been, in compliance in with all applicable Environmental Laws, which compliance includes obtaining, maintaining or complying with all Governmental Authorizations required under Environmental Laws for the operation of their respective business, (B) as of the date of this Agreement, there is no investigation, suit, claim, action or Legal Proceeding relating to or arising under any Company Group that is pending or, to the knowledge of the Company, threatened in writing against any member of the Company Group or any Owned Real Property or Leased Real Property, and (C) as of the date of this Agreement, since January 1, 2021, none of the members of the Company Group has received any written notice, report, demand, letter, claim or other information of or entered into any legally-binding agreement, Order, settlement, judgment, injunction or decree involving uncompleted, outstanding or unresolved violations, liabilities or requirements on the part of the respective member of the Company Group relating to or arising under Environmental Laws, and (ii) to the knowledge of the Company (A) no property currently owned or operated by any member of the Company Group (including soils, groundwater, surface water, buildings and surface and subsurface structures) is contaminated with any Hazardous Substance which could reasonably be expected to require remediation or other action pursuant to any Environmental Law, (B) no member of the Company Group is subject to obligation or liability for any Hazardous Substance disposal or contamination on any Third Party property, (C) no natural person has been exposed to any Hazardous Substance at a property or facility of the Company Group at levels in excess of applicable permissible exposure levels or (D) there are no other circumstances or conditions involving any member of the Company Group that could reasonably be expected to result in any claim, obligation, liability, investigation, cost or restriction on the ownership, use or transfer of any property pursuant to any Environmental Law.

(s) Insurance. The Company has made available to Parent an accurate and complete copy of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets and operations of the Company Group as of the date of this Agreement (collectively, the “Insurance Policies”). All Insurance Policies are with reputable insurance carriers, provide reasonably adequate coverage for all normal risks incident to the business of the Company and its Subsidiaries as currently conducted and their respective properties and assets, and are in character and amount reasonably comparable to that carried by Persons engaged in similar businesses and subject to the same or similar risks to the same or similar extent. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all such insurance policies are in full force and effect (except for any expiration thereof in accordance with its terms), no notice of cancellation or modification has been received as of the date of this Agreement, and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default by any insured thereunder.

(t) Legal Proceedings; Orders.

(i) As of the date of this Agreement, there is no Legal Proceeding pending and served (or, to the knowledge of the Company, pending and not served or threatened) against any member of the Company Group or, to the knowledge of the Company, against any Company Employee in such individual’s capacity as such, other than any Legal Proceedings that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(ii) As of the date of this Agreement, there is no Order to which a member of the Company Group or their respective assets is subject that is reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

(iii) As of the date of this Agreement, no investigation or review by any Governmental Entity with respect to any member of the Company Group is pending or, to the knowledge of the Company, is being threatened, other than any investigations or reviews that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(u) Corporate Authority Relative to this Agreement.

(i) The Company has all requisite corporate power and authority to enter into this Agreement and, subject to receipt of the Company Shareholder Approval, to consummate the Transactions, including the

Acquisition. The execution and delivery of this Agreement and the consummation of the Transactions (including the Acquisition) have been duly and validly authorized by the Company Board and, except for (A) the Company Shareholder Approval and (B) the filing of the required documents and other actions in connection with the Scheme with, and to receipt of the required approval of the Scheme by, the Irish High Court, and registration by the Registrar of Companies of the Court Order and a copy of the minute required by Section 86 of the Irish Companies Act, no other corporate proceedings on the part of the Company are necessary to authorize the consummation of the Transactions (including the Acquisition). On or prior to the date of this Agreement, the Company Board has determined that the Transactions are fair to and in the best interests of the Company and adopted a resolution to make, subject to Section 5.2 and to the obligations of the Company Board under the Irish Takeover Rules, the Scheme Recommendation and the recommendation contemplated by Section 3.6(b). This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding agreement of the Parent Parties, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Equitable Exceptions.

(ii) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions (including the Acquisition) require no action by or in respect of, Clearances of, or Filings with, any Governmental Entity other than (A) compliance with the provisions of the Irish Companies Act, (B) compliance with the Irish Takeover Panel Act and the Irish Takeover Rules, (C) compliance with any applicable requirements of the HSR Act, (D) compliance with and Filings under any applicable Antitrust Laws of any non-U.S. jurisdictions or Foreign Investment Laws, (E) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other applicable U.S. state or federal securities laws or pursuant to the rules of the Nasdaq, and (F) any other actions, Clearances or Filings the absence of which has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(v) No Violation. The execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions (including the Acquisition) and thereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the Organizational Documents of the Company, (ii) assuming (solely with respect to the performance under this Agreement by the Company and the consummation of the transactions contemplated by this Agreement) compliance with the matters referred to in Section 6.1(u)(ii) and receipt of the Company Shareholder Approval, contravene, conflict with or result in any violation or breach of any provision of any applicable Law, (iii) assuming (solely with respect to the performance under this Agreement by the Company and the consummation of the transactions contemplated by this Agreement) compliance with the matters referred to in Section 6.1(u)(ii), receipt of the Company Shareholder Approval, the Company Notes are discharged at or prior to the Effective Time, and the Company Credit Agreement is terminated and repaid in full at or prior to the Effective Time, require any Clearance or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, result in additional payment obligations under or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which any member of the Company Group is entitled under, any provision of any Material Contract binding upon any member of the Company Group or affecting, or relating in any way to, the assets or business of the Company and its Subsidiaries, or (iv) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset or property of the Company or any of its Subsidiaries, except, in the case of each of clauses (ii) through (iv), as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(w) Information Supplied. The information provided by and relating to the Company and its Subsidiaries to be contained in the Scheme Document, the Proxy Statement and any other documents filed or furnished with or to the Irish High Court, the SEC or pursuant to the Irish Companies Act and the Irish Takeover Rules in each case in connection with the Acquisition will not, on the date the Scheme Document and the Proxy Statement (and any amendment or supplement thereto) is first mailed to the Company Shareholders and at the time of the Scheme Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading.

(x) Fairness Opinion. The Company Board (in such capacity) has received the opinion of Morgan Stanley & Co LLC, as financial advisor to the Company, on or prior to the date of this Agreement, to the effect that, as of the date of such opinion and based on and subject to the matters set out therein, including the various assumptions made, procedures followed, matters considered and qualifications and limitations set out therein, the Consideration to be paid to the holders of Company Shares pursuant to this Agreement is fair, from a financial point of view, to such holders, and as of the date of this Agreement the foregoing opinion has not been withdrawn, revoked or modified in any respect. It is agreed and understood that such opinion is for the benefit of the Company Board. The Company shall deliver or make available to Parent solely for informational purposes a copy of the signed opinion as soon as practicable following the Company’s receipt of such opinion.

(y) Brokers and Other Advisors. Except for Morgan Stanley & Co LLC and J.P. Morgan LLC, no broker, finder, investment banker, financial advisor or other Person is entitled to any brokerage, finder’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of the Company. The Company has made available to Parent (on an “outside counsel only” basis) correct and complete copies of all Contracts pursuant to which any broker, finder, investment banker, financial advisor or other Person is entitled to any fees, rights to indemnification and expenses in connection with any of the Transactions.

(z) No Other Representations or Warranties; Acknowledgment by the Company. Except for the representations and warranties expressly set out in this Section 6.1, none of the members of the Company Group nor any of their Affiliates nor any other Person on behalf of any of them is making or has made any express or implied representation or warranties of any kind or nature whatsoever, including with respect to the Company Group or its respective businesses or with respect to any other information made available to Parent, Acquirer Sub or their Representatives in connection with the Transactions, including the accuracy or completeness thereof and the Company hereby expressly disclaims any such other representations and warranties.

6.2 Parent Representations and Warranties. Subject to Section 10.8, each of Parent and Acquirer Sub jointly and severally represents and warrants to the Company as follows:

(a) Qualification and Organization. Each Parent Party is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Parent Party has all requisite corporate power and authority required to own or lease all of its properties or assets and to carry on its business as now conducted. Each Parent Party is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Prior to the date of this Agreement, Parent has made available to the Company true and complete copies of the Organizational Documents of each of Parent and Acquirer Sub, in each case, as in effect on the date of this Agreement. Acquirer Sub was formed solely for the purpose of engaging in the Transactions and activities incidental thereto and has not engaged in any business activities or conducted any operations other than in connection with the Transactions and those incident to its formation. Either Parent or a wholly owned subsidiary of Parent owns beneficially and of record all of the outstanding capital stock of Acquirer Sub.

(b) Corporate Authority Relative to this Agreement.

(i) Each of Parent and Acquirer Sub has all requisite corporate power and authority to enter into this Agreement and, with respect to Parent, to consummate the Transactions, including the Acquisition. The execution and delivery of this Agreement and the consummation of the Transactions (including the Acquisition) have been duly and validly authorized by the Parent board and, except for the filing of the required documents in connection with the Scheme with, and to receipt of the required approval of the Scheme by, the Irish High Court, no other corporate proceedings on the part of Parent or Acquirer Sub are necessary to authorize the consummation of the Transactions (including the Acquisition). This Agreement has been duly and validly executed and delivered by Parent and Acquirer Sub and, assuming this Agreement constitutes the valid and binding agreement of the Company, constitutes the valid and binding agreement of Parent and Acquirer Sub, enforceable against Parent and Acquirer Sub in accordance with its terms, subject to the Equitable Exceptions.

(ii) The execution, delivery and performance by Parent and Acquirer Sub of this Agreement (in the case of Parent, and the consummation by Parent and Acquirer Sub of the Transactions (including the Acquisition)) require no action by or in respect of, Clearances of, or Filings with, any Governmental Entity other than (A) compliance with the provisions of the Irish Companies Act, (B) compliance with the Irish Takeover Panel Act and the Irish Takeover Rules, (C) compliance with any applicable requirements of the HSR Act, (D) compliance with and Filings under any Antitrust Laws of any non-U.S. jurisdictions or any Foreign Investment Laws, (E) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other applicable U.S. state or federal securities laws or pursuant to the rules of the Nasdaq, and (F) any other actions, Clearances or Filings the absence of which has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(c) No Violation. Assuming compliance with the Scheme, the Act and any directions or orders of the Irish High Court, the execution, delivery and performance by Parent and Acquirer Sub of this Agreement and the consummation of the Transactions (including the Acquisition) do not and will not (A) contravene, conflict with, or result in any violation or breach of any provision of the Organizational Documents of Parent or Acquirer Sub, (B) assuming compliance with the matters referred to in Section 6.2(b)(ii), contravene, conflict with or result in any violation or breach of any provision of any applicable Law, (C) assuming compliance with the matters referred to in Section 6.2(b)(ii), require any Clearance or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under, any provision of any Parent permit or any Contract binding upon Parent or any of its Subsidiaries or affecting, or relating in any way to, the assets or business of Parent and its Subsidiaries, or (D) result in the creation or imposition of any Lien on any asset of Parent or any of its Subsidiaries, except, in the case of each of clauses (B) through (D), as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(d) Investigations; Litigation. As of the date of this Agreement, there is no Legal Proceeding pending or, to the knowledge of Parent, threatened in writing against or affecting Parent, any of its Subsidiaries, any present or former officers, directors or employees of Parent or any of its Subsidiaries in their respective capacities as such, or any of the respective properties or assets of Parent or any of its Subsidiaries, before (or, in the case of threatened Legal Proceedings, that would be before) any Governmental Entity (i) that has been or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (ii) that would in any manner challenge or seek to prevent, enjoin or alter any of the other Transactions. As of the date of this Agreement, there is no Order outstanding or, to the knowledge of Parent, threatened in writing against or affecting Parent, any of its Subsidiaries, any present or former officers, directors or employees of Parent or any of its Subsidiaries in their respective capacities as such, or any of the respective properties or assets of any of Parent or any of its Subsidiaries, that has been or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(e) Ownership of Shares. Neither Parent nor any of Parent’s Affiliates directly or indirectly owns, and at all times for the past three years, neither Parent nor any of Parent’s controlled Affiliates has owned, beneficially or otherwise, any Company Share or any securities, contracts or obligations convertible into or exercisable or exchangeable for Company Share. Neither Parent nor Acquirer Sub has enacted or will enact a plan that complies with Rule 10b5-1 under the Exchange Act covering the purchase of any of the shares of the Company’s capital stock.

(f) Information Supplied. The information provided by and relating to Parent and its Affiliates to be contained in the Scheme Document, the Proxy Statement and any other documents filed or furnished with or to the Irish High Court, the SEC or pursuant to the Irish Companies Act and the Irish Takeover Rules in each case in connection with the Acquisition will not, on the date the Scheme Document and the Proxy Statement (and any amendment or supplement thereto) is first proposed to the Company Shareholders and at the time of the Scheme Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading.

(g) Financing.

(i) From the date of this Agreement to and including the Completion (or if earlier, the termination of this Agreement pursuant to and in accordance with Section 9), Parent and Acquirer Sub shall have, at all times, sufficient cash, available lines of credit or other sources of immediately available and cleared funds to enable Parent and Acquirer Sub to make all required payments payable on the Completion in connection with the Transactions, including the payment of expenses and fees (such amounts, collectively, the “Financing Amounts”).

(ii) As of the date of this Agreement, Parent has delivered to the Company true, correct and complete copies, dated as of the date of this Agreement, of the fully executed Debt Agreement, together with all attached exhibits, schedules and annexes, and the fee letters (which may be redacted as described below) associated therewith (but excluding any side letters or other similar agreements which do not impact the amount or availability of the Financing or amend or, waive any of the terms of the Debt Agreement or expand the conditions to obtaining the Financing on or before the occurrence of Completion), to provide to Parent the amount of financing set forth in the Debt Agreement, in order to consummate the Transactions. As of the date of this Agreement, a true, correct and complete copy of each fee letter related to the Debt Agreement as in effect on the date of this Agreement has been provided to the Company, except that the fees and other customary “flex” terms (including provisions in such fee letter related to fees and economic terms) may have been redacted; provided, however, that no redacted term provides that the aggregate amount or net cash proceeds of the Financing set forth in the unredacted portion of the Debt Agreement could be reduced or adds or modifies any conditions or contingencies that affect the availability of all or any portion of the Financing. Parent has fully paid (or caused to be paid) all commitment and other fees, if any, required by the Debt Agreement that are due and payable on or before the date of this Agreement. As of the date of this Agreement and other than as set forth in the Debt Agreement and assuming the satisfaction or waiver of each of the Conditions at Completion, there are no conditions precedent to the funding of the full amount of the Financing as necessary to consummate the transactions contemplated by this Agreement and to satisfy all of the payment and other obligations of Parent and Acquirer Sub under this Agreement, and there are no contractual contingencies or other provisions under any agreement (including any side letters) relating to the Transactions to which Parent or Acquirer Sub or any of their respective Affiliates is a party that would permit the Financing Sources to reduce the total amount of the Financing or impose any additional conditions precedent to the availability of the Financing or that could affect the timing, termination or availability of the Financing necessary to consummate the Transactions.

(iii) As of the date of this Agreement, the Debt Agreement is a valid and binding obligation of Parent and, to the knowledge of Parent, each other party thereto, and is enforceable in accordance with its terms, subject, in each case, to Equitable Exceptions, and in full force and effect, and has not been amended, modified, withdrawn, terminated or rescinded in any respect. No such amendment, modification, withdrawal termination, or rescission is contemplated by Parent or, to the knowledge of Parent, any other party thereto (other than as set forth therein with respect to “flex” rights and/or to add additional lenders, arrangers, bookrunners, syndication agents and similar entities who had not executed the Debt Agreement as of the date of this Agreement). As of the date of this Agreement, assuming that each of the Conditions are satisfied at Completion, no event has occurred that (with or without notice, lapse of time or both) constitutes a breach or default under the Debt Agreement on the part of Parent. Other than customary engagement letters, the redacted fee letters provided in accordance with clause (ii) above or nondisclosure or non-reliance agreements which do not impact the conditionality or aggregate amount of the Financing, as of the date of this Agreement, there are no other contracts or side letters, or arrangements to which Parent or any of its Affiliates is a party related to the Financing, other than as expressly contained in the Debt Agreement or otherwise delivered to the Company. As of the date of this Agreement, Parent does not have any reason to believe that any of the conditions to the Financing will not be satisfied or, assuming satisfaction or waiver of the conditions to the Financing, that the Financing will not be available to Parent on the date on which Completion shall occur.

(iv) Notwithstanding anything contained in this Agreement to the contrary, the obligations of the Parent Parties under this Agreement, including their obligations to consummate the Completion, are not conditioned in any manner upon the Parent Parties obtaining the Financing or any other financing.

(h) No Other Representations or Warranties; Acknowledgment by Parent and Acquirer Sub.

(i) Except for the representations and warranties expressly set out in this Section 6.2, neither Parent nor Acquirer Sub nor any of their Affiliates nor any other Person on behalf of any of them is making or has made any express or implied representation or warranties of any kind or nature whatsoever, including with respect to Parent, Acquirer Sub or their respective businesses or with respect to any other information made available to the Company Group or its Representatives in connection with the Transactions, including the accuracy or completeness thereof and Parent and Acquirer Sub hereby expressly disclaim any such other representations and warranties.

(ii) Parent and Acquirer Sub acknowledge and agree that, except for the representations and warranties made by the Company in this Agreement (as qualified by the Company Disclosure Schedule), none of the members of the Company Group nor any of their Affiliates nor any other Person is making or has made any representations or warranties, expressed or implied, at law or in equity, with respect to or on behalf of the Company Group, its businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding the Company or any member of the Company Group or any other matter made available to Parent, Acquirer Sub or their Representatives in expectation of, or in connection with, this Agreement or the Transactions. Neither Parent nor Acquirer Sub is relying upon and each of Parent and Acquirer Sub specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person and acknowledges and agrees that the Company and each member of the Company Group and their Affiliates have specifically disclaimed any such other representations and warranties.

(iii) Parent and Acquirer Sub have conducted their own independent investigation of the Company and the Company Group and the Transactions and have had an opportunity to discuss and ask questions regarding the Company and the Company Groups’ businesses with the management of the Company.

SECTION 7. ADDITIONAL AGREEMENTS

7.1 Access to Information; Confidentiality; Notices of Certain Events.

(a) Upon reasonable notice, the Company shall, and shall cause its Subsidiaries to, afford to Parent, its Subsidiaries and its and their respective Representatives and Financing Sources, reasonable access during normal business hours, during the period from the date of this Agreement to the earlier of the Completion and the date, if any, on which this Agreement is validly terminated pursuant to and in accordance with Section 9, to (i) its and its Subsidiaries’ properties, contracts, commitments and books and records and (ii) all other information not made available pursuant to clause (i) of this Section 7.1(a) concerning its and its Subsidiaries’ businesses, properties and personnel as Parent may reasonably request; provided, however, that any such access shall be conducted at Parent’s expense, at a reasonable time and in compliance with then-applicable local COVID-19 Measures, under the supervision of appropriate personnel of the Company and in such a manner as not to unreasonably interfere with the normal operation of the business of the Company and its Subsidiaries; provided, further, that the Company shall be permitted to provide such information electronically or by other remote access where practicable. Any such access shall be subject to the Company’s reasonable security measures and insurance requirements and shall not include invasive testing.

(b) Without limiting the generality of Section 7.1(a) (and subject to the limitations set forth therein), during the period from the date of this Agreement to the earlier of the Completion and the date, if any, on which the Agreement is validly terminated pursuant to and in accordance with Section 9, the Company agrees to, and to cause its Subsidiaries to, subject to applicable Law including Antitrust Law, (i) reasonably assist and reasonably cooperate with Parent and its Subsidiaries (A) to facilitate the post-Completion integration of the Company Group with Parent and its Subsidiaries (including, at the request of Parent from time to time, reasonably assisting and cooperating with Parent and its Affiliates in the planning and development of a post-Completion integration plan) and (B) by making reasonably available relevant Third Party advisors and employees on a mutually convenient basis, at the reasonable request of Parent from time to time, for post-Completion Tax planning and other Tax matters related to this Agreement (including any matters described in Section 7.13 or any other planning that is aimed at preserving or obtaining a Tax basis step up in the assets of the Company and its Subsidiaries for applicable Tax purposes, it being understood and agreed that neither the Company nor any of its Subsidiaries makes any representations regarding the availability or effectiveness of such Tax planning); provided, that (1) the Company is not hereby required (before the Completion) to make any Tax elections, transfers of entities, or take any other action or step that may be requested by Parent that (x) would have a greater than a de minimis effect on the Company or any of its Subsidiaries or shareholders, or (y) would reasonably be expected to prevent or delay the Completion, (2) Parent shall indemnify the Company for any and all costs and expenses (including any Taxes) that may result from any election or restructuring, or any other action as to which the Company incurs material costs and expenses, in each case requested by Parent from the Company or its Subsidiaries pursuant to this Section 7.1(b)(i)(B); and (3) that such cooperation shall not require any party to disclose any information subject to applicable privileges, including the attorney-client privilege, and (ii) provide reasonable access to key personnel identified by Parent to facilitate Parent’s efforts with respect to the post-Completion retention of such key personnel.

(c) Notwithstanding anything to the contrary in this Section 7.1 or Section 7.2, neither the Company nor any of its respective Subsidiaries shall be required to provide access to, disclose information to or assist or cooperate with Parent, its Subsidiaries and its and their respective Representatives in each case if and to the extent such access, disclosure, assistance or cooperation (i) would jeopardize any attorney-client privilege with respect to such information, or (ii) would, as reasonably determined based on the advice of outside counsel, contravene any applicable Law or confidentiality obligations in any Contract to which any member of the Company Group is subject or bound; provided that the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to make appropriate substitute disclosure arrangements under circumstances in which such restrictions apply (including redacting such information (A) to remove references concerning valuation of the Company Group, (B) as necessary to comply with any Contract in effect on the date of this Agreement or after the date of this Agreement or with applicable Laws and (C) as necessary to address reasonable attorney-client, work-product or other privilege or confidentiality concerns, or entering into a joint defense or other arrangement) and to provide such information as to the applicable matter as can be conveyed. Each of the Company and Parent may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 7.1 or Section 7.2 as “Outside Counsel Only Material.” Such materials and the information contained therein shall be given only to the outside counsel of the recipient and, subject to any additional confidentiality or joint defense agreement the Parties may mutually propose and enter into, will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (the Company or Parent, as the case may be) or its legal counsel.

(d) Each Party shall promptly notify and provide copies to the other Party of the occurrence of any event which would or would reasonably be expected to (A) prevent or materially delay the consummation of the Scheme, the Acquisition or the other Transactions or (B) result in the failure of any Condition; provided that the delivery of any notice pursuant to this Section 7.1(d) shall not in and of itself (i) affect or be deemed to modify any representation, warranty, covenant, right, remedy, or condition to any obligation of any Party hereunder or (ii) update any section of the Company Disclosure Schedule. A failure of either Party to provide information pursuant to this Section 7.1(d) shall not constitute a breach for purposes of any Condition.

(e) The Parties hereby agree that all information provided to them or their respective Representatives pursuant to this Agreement shall be subject to the Confidentiality Agreement.

7.2 Consents and Regulatory Approvals.

(a) The terms of the Acquisition at the date of publication of the Scheme Document shall be set out in the Rule 2.7 Announcement and the Scheme Document, to the extent required by applicable Laws.

(b) Subject to the terms and conditions of this Agreement, each Party shall, and each shall cause its Subsidiaries to, use its respective reasonable best efforts to take, or cause to be taken, (i) all actions and to do, or cause to be done, all things necessary, proper or advisable, to the extent permitted by applicable Laws, to achieve satisfaction of the Conditions and to consummate the Acquisition and the other Transactions and (ii) all actions, to file, or cause to be filed, all documents and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable under applicable Antitrust Laws to consummate and make effective the Transactions as soon as reasonably practicable, including: (A) the obtaining of all necessary Clearances and expirations or terminations of waiting periods from Governmental Entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain any such Clearances or expiration or termination of a waiting period by or from, or to avoid an action or proceeding by, any Governmental Entity in connection with any Antitrust Law, (B) the obtaining of all necessary Clearances from Third Parties, and (C) the execution and delivery of any additional instruments necessary to consummate the Transactions.

(c) In furtherance and not in limitation of the foregoing, the Parties agree to use reasonable best efforts to, and cause their Affiliates to use reasonable best efforts to, promptly take all actions and steps requested or required by any Governmental Entity as a condition to granting any Clearances, and to cause the prompt expiration or termination of any applicable waiting period and to resolve objections, if any, of the FTC or DOJ, or other Governmental Entities of any Required Non-U.S. Jurisdiction so as to obtain such Clearances under the HSR Act or other Antitrust Laws, and to avoid the commencement of a lawsuit by the FTC, the DOJ or other Governmental Entities under Antitrust Laws, and to avoid the entry of, or to effect the dissolution of, any Order in any Legal Proceeding which would otherwise have the effect of preventing the Completion or delaying the Completion beyond the End Date, including (i) negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, lease, license, divestiture or disposition of any assets, rights, product lines, or businesses of the Company or any of its Subsidiaries, (ii) terminating existing relationships, contractual rights or obligations of the Company or any of its Subsidiaries, (iii) terminating any venture or other arrangement of the Company or any of its Subsidiaries, (iv) creating any relationship, contractual rights or obligations of the Company or any of its Subsidiaries, (v) effectuating any other change or restructuring of the Company or any of its Subsidiaries and (vi) otherwise taking or committing to take any actions with respect to the businesses, product lines or assets of the Company or any of its Subsidiaries (the actions referred to in clauses (i) through (vi), collectively, “Remedy Actions”); provided, however, that, notwithstanding anything to the contrary herein (including the “reasonable best efforts standard” set forth in Section 7.2(b)), neither Parent nor any of its Affiliates shall be required to proffer, consent to or agree to or effect any Remedy Action (x) with respect to any assets, categories of assets or portions of any business of the Company or any of its Subsidiaries if, in each case, any such Remedy Action would, individually or in the aggregate, reasonably be expected to be material to the business, assets or financial condition of the Company and its Subsidiaries, taken as a whole or (y) with respect to the items listed on Section 7.2(c) of the Company Disclosure Schedule or (z) for the avoidance of doubt, with respect to any assets, categories of assets or portions of any business of Parent or its Affiliates (such effect referred to in clauses (x), (y), or (z), a “Burdensome Condition”); provided, further, that the Company shall only be permitted to take or commit to take such Remedy Action with the prior written consent of Parent; provided, further, that Parent may only require the Company to take or commit to take any such Remedy Action if such Remedy Action is binding on the Company only in the event the Completion occurs.

(d) Subject to the terms and conditions of this Agreement, each of the Parties hereto shall (and shall cause their respective Affiliates, if applicable, to) (i) promptly, but in no event later than 15 Business Days after the date of this Agreement (or such later date as may be agreed in writing among the Parties), make an appropriate filing of all Notification and Report forms as required by the HSR Act with respect to the Transactions and (ii) as promptly as reasonably practicable after the date of this Agreement and in any event no later than January 16, 2023 (or such later date as may be agreed in writing among the Parties), make all other filings, notifications or other consents as may be required to be made or obtained by such Party under foreign Antitrust Laws or Foreign Investment Laws in those jurisdictions identified in Section 7.2(d) of the Company Disclosure Schedule, which contains the list of the only non U.S. jurisdictions where filing, notification, expiration of a waiting period or consent or approval is a condition to Completion as agreed by the Parties (each, a “Required Non-U.S. Jurisdiction”).

(e) Parent shall consult in advance with the Company, and take into account in good faith the views of the Company, regarding the strategy for all matters with any Governmental Entity; provided, that, in the event of a disagreement regarding such strategy, the determination of Parent shall be final so long as consistent with its obligations hereunder. Notwithstanding anything in this Agreement to the contrary, neither Party shall commit to or agree with any Governmental Entity to stay, toll or extend any applicable waiting period under the HSR Act, or pull and refile under the HSR Act, or other applicable Antitrust Laws or Foreign Investment Laws, without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed). Without limiting the generality of anything contained in this Section 7.2, each Party hereto shall use its reasonable best efforts to (i) cooperate in all respects and consult with each other in connection with any filing or submission in connection with any investigation or other inquiry, including allowing the other Party to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions, in each case, as required under applicable Antitrust Laws, (ii) give the other Parties prompt notice of the making or commencement of any request, inquiry, investigation or Legal Proceeding brought by a Governmental Entity or brought by a Third Party before any Governmental Entity, in each case, with respect to the Transactions under applicable Antitrust Laws, (iii) promptly keep the other Parties informed as to the status of any such request, inquiry, investigation, action or Legal Proceeding under applicable Antitrust Laws, (iv) promptly inform the other Parties of any communication to or from the FTC, DOJ or any other Governmental Entity in connection with any such request, inquiry, investigation or Legal Proceeding under applicable Antitrust Laws, (v) promptly furnish to the other Party, subject to an appropriate confidentiality agreement to limit disclosure to outside counsel and consultants retained by such counsel, with copies of documents, communications or materials provided to or received from any Governmental Entity in connection with any such request, inquiry, investigation, action or Legal Proceeding under applicable Antitrust Laws, (vi) subject to an appropriate confidentiality agreement to limit disclosure to counsel and outside consultants retained by such counsel, and to the extent reasonably practicable, consult in advance and cooperate with the other Parties and consider in good faith the views of the other Parties in connection with any substantive communication, analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal to be made or submitted in connection with any such request, inquiry, investigation, action or Legal Proceeding under applicable Antitrust laws and (vii) except as may be prohibited by any Governmental Entity or by any Law, in connection with any such request, inquiry, investigation or Legal Proceeding in respect of the Transactions, each Party shall provide advance notice of and permit authorized Representatives of the other Party to be present at each meeting or conference relating to such request, inquiry, investigation or Legal Proceeding under applicable Antitrust Laws and to have access to and be consulted in advance in connection with any argument, opinion or proposal to be made or submitted to any Governmental Entity in connection with such request, inquiry, investigation or Legal Proceeding under applicable Antitrust Laws; provided that documents and information provided to the other Party pursuant to this paragraph may be redacted (A) to remove references to valuation of the Company or the identity of alternative acquirers, (B) to comply with contractual arrangements, or (C) to protect privilege, and may be limited to outside counsel and outside consultants retained by such counsel. Each Party shall supply as promptly as practicable such information, documentation, other material or testimony that may be reasonably requested by any Governmental Entity, including by responding at the earliest reasonably practicable date with any request for additional information, documents or other materials, including any “second request” under the HSR Act, received by any Party or any of their respective Subsidiaries from any Governmental Entity in connection with such applications or filings for the Transactions under applicable Antitrust Laws. Parent and Acquirer Sub shall pay all filing fees under the HSR Act and for any filings required under Required Non-U.S. Jurisdictions, but the Company shall bear its own costs for the preparation of any such filings.

(f) Parent agrees that it shall not, and shall not permit any of its controlled Affiliates to, directly or indirectly, acquire or agree to acquire any assets, business or any Person (whether by merger, consolidation, license, purchasing a substantial portion of the assets of or equity in any Person or by any other manner) if the entering into of an agreement relating to or the consummation of such acquisition, merger, consolidation or purchase, whether individually or in the aggregate, would reasonably be expected to (i) impose any material delay in the expiration or termination of any applicable waiting period or impose any material delay in the obtaining of, or increase the risk of not obtaining, any Clearance under the HSR Act or any other Required Non-U.S. Jurisdiction, (ii) materially increase the risk of any Governmental Entity entering any permanent, preliminary or temporary injunction or other order, decree, decision, determination or judgment that would materially delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Acquisition and the other Transactions or (iii) otherwise prevent the consummation of the Acquisition and the Transactions by the End Date.

(g) In the event that the latest date on which the Irish High Court or the Irish Takeover Panel would permit Completion to occur is prior to the End Date, the Parties shall use their respective reasonable best efforts to obtain consent of the Irish High Court or the Irish Takeover Panel, as applicable, to an extension of such latest date (but not beyond the End Date). If (i) the Irish High Court or the Irish Takeover Panel require the lapsing of the Scheme prior to the End Date, or (ii) the Condition set out in paragraph 1 of the Conditions fails to be satisfied, the Parties shall (unless and until this Agreement is terminated pursuant to and in accordance with Section 9) take all reasonable actions required in order to re-initiate the Scheme process as promptly as practicable (it being understood that no such lapsing described in clause (i) or (ii) shall, in and of itself, result in a termination of, or otherwise affect any rights or obligations of any Party under, this Agreement).

7.3 Directors’ and Officers’ Indemnification and Insurance.

(a) For a period of not less than six years from the Effective Date, Parent shall cause the Company or any applicable Subsidiary thereof (collectively, the “D&O Indemnifying Parties”), to the fullest extent each such D&O Indemnifying Party is so authorized or permitted by applicable Laws, as now or hereafter in effect, to: (i) indemnify and hold harmless, to the fullest extent permitted under the applicable Laws and pursuant to existing arrangements and Organizational Documents of the Company Group (as in effect as of the date of this Agreement) each person who is at the date of this Agreement, was previously, or during the period from the date of this Agreement through the date of the Effective Time, serving as a director or officer of the Company or any of its Subsidiaries, or at the request or for the benefit of the Company or any of its Subsidiaries as a director, trustee or officer of any other entity or any benefit plan maintained by the Company or any of its Subsidiaries (collectively, the “D&O Indemnified Parties”), as in effect as of the date of this Agreement, in connection with any D&O Claim and any losses, claims, damages, liabilities, Claim Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of any thereof) relating to or resulting from a D&O Claim; and (ii) promptly advance to such D&O Indemnified Party any Claim Expenses incurred in defending, serving as a witness with respect to or otherwise participating with respect to any D&O Claim in advance of the final disposition of such D&O Claim, including payment on behalf of or advancement to the D&O Indemnified Party of any Claim Expenses incurred by such D&O Indemnified Party in connection with enforcing any rights with respect to such indemnification or advancement, in each case without the requirement of any bond or other security, but subject to the D&O Indemnifying Party’s receipt of a written undertaking by or on behalf of such D&O Indemnified Party to repay such Claim Expenses if it is ultimately determined under applicable Laws that such D&O Indemnified Party is not entitled to be indemnified. All rights to indemnification and advancement conferred hereunder shall continue as to a Person who has ceased to be a director or officer of the Company or any of its Subsidiaries after the date of this Agreement and shall inure to the benefit of such Person’s heirs, successors, executors and personal and legal representatives. As used in this Section 7.3: (x) the term “D&O Claim” means any threatened, asserted, pending or completed Legal Proceeding, whether instituted by any Governmental Entity or any other Person, arising out of or pertaining to acts or omissions occurring at or prior to the Effective Time that relate to such D&O Indemnified Party’s duties or service (A) as a director or officer of the Company or the applicable Subsidiary thereof at or prior to the Effective Time (including with respect to any acts, facts, events or omissions occurring in connection with the approval of this Agreement, the Scheme, the Acquisition and the consummation of the other Transactions (including the Acquisition), including the consideration and approval thereof and the process undertaken in connection therewith) or (B) as a director, trustee or officer of any other entity or any benefit plan maintained by the Company or any of its Subsidiaries (for which such D&O Indemnified Party is or was serving at the request or for the benefit of the Company or any of its Subsidiaries) at or prior to the Effective Time; and (y) the term “Claim Expenses” means reasonable out-of-pocket attorneys’ fees and all other reasonable out-of-pocket costs, expenses and obligations (including experts’ fees, travel expenses, court costs, retainers and transcript fees) paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to investigate, defend, be a witness in or participate in any D&O Claim for which indemnification is authorized pursuant to this Section 7.3(a), including any action relating to a claim for indemnification or advancement brought by a D&O Indemnified Party.

(b) For a period of not less than six years from the Effective Date, Parent shall cause the Organizational Documents of the Company and its Subsidiaries to contain provisions no less favorable with respect to indemnification, advancement of expenses and limitations on liability of directors and officers than are set out in the Organizational Documents of the Company and its Subsidiaries as of the date of this Agreement, which provisions shall not be amended, repealed or otherwise modified for a period of at least six years from the Effective Date in any manner that would adversely affect the rights thereunder of any D&O Indemnified Party, unless any modification or amendment is required by applicable Laws (but then only to the extent required by applicable Laws). At the Company’s option and expense, prior to the Effective Time, the Company may purchase (and pay in full the aggregate premium for) a six-year prepaid “tail” insurance policy (which policy by its express terms shall survive the Acquisition) of at least the same coverage and amounts and containing terms and conditions that are no less favorable to the directors and officers of the Company and its Subsidiaries as the Company’s and its Subsidiaries’ existing directors’ and officers’ insurance policy or policies with a claims period of six years from the Effective Time for D&O Claims arising from facts, acts, events or omissions that occurred on or prior to the Effective Time; provided that the premium for such tail policy shall not exceed 300% of the annual amount currently paid by the Company and its Subsidiaries for such insurance (such amount being the “Maximum Premium”). If the Company fails to obtain such tail policy prior to the Effective Time, Parent shall obtain such a tail policy; provided, however, that the premium for such tail policy shall not be required to exceed the Maximum Premium; provided, further, that if such tail policy cannot be obtained or can be obtained only by paying a premium in excess of the Maximum Premium, Parent shall only be required to obtain as much coverage as can be obtained by paying a premium equal to the Maximum Premium. Parent and the Company shall cause any such policy (whether obtained by Parent or the Company) to be maintained in full force and effect, for its full term, and Parent shall, following the Effective Time, cause the Company to honor all its obligations thereunder.

(c) If Parent or the Company or any of their respective successors or assigns (i) consolidates with or merges with or into any other Person and shall not be the continuing or surviving company, partnership or other Person of such consolidation or merger or (ii) liquidates, dissolves or winds-up, or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Company, as applicable, assume the obligations set out in this Section 7.3.

(d) The provisions of this Section 7.3 are intended to be for the express benefit of, and shall be enforceable by, each D&O Indemnified Party (who are intended to be third party beneficiaries of this Section 7.3), his or her heirs and his or her personal Representatives, shall be binding on all successors and assigns of Parent, and following the Effective Time, the Company. The exculpation and indemnification provided for by this Section 7.3 shall not be deemed to be exclusive of any other rights to which a D&O Indemnified Party is entitled, pursuant to applicable Laws or Contract made available to Parent prior to the date of this Agreement.

7.4 Employment and Benefit Matters.

(a) From the date of Completion through the first anniversary of the Effective Time (or, if shorter, the period of employment of the relevant Continuing Employee) (the “Benefits Continuation Period”), Parent shall provide or shall cause Acquirer Sub to provide, to (i) each Continuing Employee a base salary or hourly rate that is no less favorable than the base salary or hourly rate provided to such Continuing Employee immediately prior to the Effective Time, (ii) each Continuing Employee target annual or quarterly cash bonus, incentive compensation (excluding any special, retention or one-time award opportunities) and commissions opportunities (as applicable) that are no less favorable than the target annual or quarterly cash bonus, incentive compensation (excluding any special, retention or one-time award opportunities) and commissions opportunities provided to such Continuing Employee immediately prior to the Effective Time, and (iii) to the Continuing Employees as a group, employee benefits that are, in the aggregate, no less favorable than the employee benefits provided to similarly-situated employees of Parent and its Subsidiaries; provided that for purposes of determining whether such employee benefits are no less favorable in the aggregate, any equity, defined benefit pension plan benefits, nonqualified deferred compensation, retiree health or welfare benefits, post-termination health or welfare benefits, and retention or change in control payments or awards shall not be taken into account.

(b) In addition, Acquirer Sub shall provide, and Parent shall cause Acquirer Sub to provide, to each Continuing Employee who experiences a termination of employment during the Benefits Continuation Period, severance, termination and similar benefits that are no less favorable than the severance, termination and similar benefits to which such Continuing Employee would have been entitled upon such a termination of employment under any Employee Plan that is a severance plan, policy, program, agreement or arrangement and set out on Section 7.4(b) of the Company Disclosure Schedule (collectively, the “Severance Arrangements”) and in which such Continuing Employee was eligible to participate as of immediately prior to the Effective Time. For purposes of determining compliance with this Section 7.4(b), only the existing terms of the Severance Arrangements will be taken into account, and any modifications to the Severance Arrangements that are effective after the date of this Agreement but prior to the Effective Time (and are made without Parent’s advance written consent) will be disregarded.

(c) For purposes of vesting, eligibility to participate and determining level of benefits under the employee benefit plans of Parent or any Affiliate providing benefits to any Continuing Employees following the Effective Time (the “New Plans”), each Continuing Employee shall be credited with his or her years of service with the Company Group and its predecessors before the Effective Time, to the same extent and for the same purpose as such Continuing Employee was entitled, before the Effective Time, to credit for such service under the corresponding Employee Plan in which the Continuing Employee participated or was eligible to participate immediately prior to the Effective Time, provided that the foregoing shall not apply with respect to (i) any defined benefit pension plan or any retiree or post-termination health or welfare benefits, (ii) any benefit plan that is frozen or for which participation is limited to a grandfathered population, (iii) any cash- or equity-based compensation arrangements, or (iv) to the extent that its application would result in a duplication of benefits or compensation with respect to the same period of service, and provided, further, that such service shall only be credited to the extent service with Parent is credited for similarly situated employees of the Parent Group under the New Plans. In addition, and without limiting the generality of the foregoing, (A) each Continuing Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is replacing comparable coverage under an Employee Plan in which such Continuing Employee had already satisfied any such waiting period and participated immediately before the Effective Time (such plans, collectively, the “Old Plans”), and (B) for purposes of each New Plan providing medical, dental, pharmaceutical or vision benefits to any Continuing Employee, Parent shall use its reasonable best efforts to (1) cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless and to the extent the individual, immediately prior to entry in the New Plans, was subject to such conditions under the comparable Old Plans, and (2) to the extent not prohibited by the terms, or by any third party administrator, of any New Plan that is a fully insured medical, dental, pharmaceutical or vision benefit plan of Parent or any Affiliate, credit each Continuing Employee with all deductible payments, co-payments and other out-of-pocket expenses incurred by such Continuing Employee and his or her covered dependents under the medical, dental, pharmaceutical or vision benefit plans of the Company prior to the Completion during the plan year in which the Completion occurs for the purpose of determining the extent to which such Continuing Employee has satisfied the deductible, co-payments or maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for such plan year under any New Plan that is a medical, dental, pharmaceutical or vision benefit plan of Parent or its Affiliates, as if such amounts had been paid in accordance with such plan (to the extent such credit would have been given under comparable Old Plans prior to the Completion).

(d) Prior to the Effective Time, if requested by Parent in writing, the Company shall cause any United States Tax-qualified defined contribution plan (collectively, the “Company 401(k) Plan”) to be terminated effective immediately prior to the Effective Time. In the event that Parent requests that the Company 401(k) Plan be terminated, the Company shall provide Parent with evidence that such Plan has been terminated (the form and substance of which shall be subject to review and approval by Parent) not later than the day immediately preceding the Effective Time. Upon the distribution of the assets in the accounts under the Company 401(k) Plan to the participants, Parent shall permit the Continuing Employees who are then actively employed by Parent or its Subsidiaries to make rollover contributions of “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Code), in the form of cash, from the Company 401(k) Plan to the applicable tax-qualified defined contribution plans of Parent or its Subsidiaries.

(e) Except as permitted pursuant to Section 10.1, prior to making any broad-based communications (written or oral) to the directors, officers or employees of the Company or any of its Subsidiaries pertaining to compensation or benefit matters that are affected by the transactions contemplated by this Agreement, the Company shall provide Parent with a copy of the intended communication, Parent shall have a reasonable period of time to review and comment on the communication, and the Company shall consider any such comments in good faith.

(f) Nothing contained in this Section 7.4 (whether express or implied) shall (i) create or confer any rights, remedies or claims upon any employee of the Company or any of its Affiliates or any right of employment or engagement or continued employment or engagement or any particular term or condition of employment or engagement for any Company Employee or any other Person, (ii) be considered or deemed to establish, amend, or modify any Employee Plan or any other benefit or compensation plan, program, policy, agreement, arrangement, or Contract, (iii) prohibit or limit the ability of Parent or any of its Affiliates to amend, modify or terminate any benefit or compensation plan, program, policy, agreement, arrangement, or contract at any time assumed, established, sponsored or maintained by any of them or (iv) confer any rights or benefits (including any third-party beneficiary rights) on any Person other than the Parties.

7.5 Employee Share Purchase Plan. As promptly as reasonably practicable following the date of this Agreement, the Company shall take all actions necessary or required under the Company ESPP and applicable Laws to (i) limit participation in the Company ESPP to those employees who participated in the Company ESPP immediately prior to the execution and delivery of this Agreement, (ii) prevent participants from increasing their payroll deductions or purchase elections from those in effect immediately prior to the execution and delivery of this Agreement, (iii) ensure that, except for any offering period in existence under the Company ESPP on the date of this Agreement, no offering period shall be authorized or commenced on or after the date of this Agreement, and no existing offering period shall be extended, and (iv) if the Completion shall occur prior to the end of any offering period in existence under the Company ESPP on the date of this Agreement, cause the rights of participants in the Company ESPP with respect to any such offering period (and purchase period thereunder) then underway under the Company ESPP to be determined by treating the last Business Day prior to the Effective Time as the last day of such offering period and purchase period. The Company shall terminate the Company ESPP in its entirety effective as of the Effective Time, contingent upon the Effective Time. Prior to the Effective Time, the Company shall take all actions (including, if appropriate, amending the terms of the Company ESPP) that are necessary to give effect to the transactions contemplated by this Section 7.5.

7.6 Financing.

(a) From and after the date hereof until the earlier of the Completion and the termination of this Agreement pursuant to and in accordance with Section 9, in a timely manner so as not to delay the Completion, the Parent Parties shall use their reasonable best efforts to (i) take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable to consummate, no later than the date the Completion is required to occur pursuant to this Agreement, the Financing on the terms set forth in the Debt Agreement and (ii) satisfy or cause to be satisfied (or waived) on a timely basis all conditions to funding described in the Debt Agreement.

(b) In the event any portion of the Financing contemplated by the Debt Agreement becomes unavailable regardless of the reason therefor (as determined by Parent in its reasonable discretion after consulting with the Financing Sources), (i) Parent shall promptly notify the Company in writing of such unavailability and the reason therefor and (ii) Parent shall use its reasonable best efforts, and shall cause each of its Subsidiaries to use their reasonable best efforts, to obtain as promptly as practicable following the occurrence of such event, alternative debt financing for any such portion from alternative sources (the “Alternative Financing”) in an amount sufficient, when taken together with cash of Parent and its Subsidiaries (but not including the Company and its Subsidiaries) and the other sources of funds immediately available to Parent at the Completion to pay the Financing Amounts and that do not include any conditions to the consummation of such alternative debt financing that are more onerous than the conditions set forth in the Debt Agreement. In addition to the foregoing, the Parent may also obtain Alternative Financing at its sole discretion which replaces the Financing, so long as the Parent is able to give the representations set forth in Section 6.2(h) with respect to such Alternative Financing as at the date such Alternative Financing becomes effective (with references to “date hereof,” the “Financing,” “Financing Sources” and “Debt Agreement” (and other like terms) in that section deemed to have been replaced with references to the date such Alternative Financing, the commitments thereunder and the agreements with respect thereto becomes effective).

(c) To the extent requested in writing by the Company from time to time, the Parent Parties shall provide the Company with updates on a reasonably current basis on the status of the Financing. The Parent Parties shall, (i) to the extent not publicly filed, provide copies of all executed credit agreements and indentures and any amendments, modifications, replacements or waivers relating to the Financing or any Indebtedness that is a takeout to the Financing (or notice that such documents have been publicly filed) within one Business Day of execution thereof and (ii) provide prompt written notice (and in any event, within two Business Days) of (A) the receipt of any written notice or other written communication from any Financing Source with respect to such Financing Source’s failure or anticipated failure to fund its commitments under any definitive agreements relating to the Financing, (B) any material breach or material default by any party to such definitive agreements of which any Parent Party obtains knowledge, (C) any actual or, to the knowledge of any Parent Party, threatened in writing, withdrawal, repudiation, or termination of any of such definitive agreements or (D) receipt of written notice or other written communication from any Financing Source relating to a material dispute or disagreement with respect to the obligation to fund all or any portion of the Financing at Completion (but excluding, for the avoidance of doubt, any ordinary course negotiations with respect to the terms of the Financing or the Debt

Agreement); provided that in no event will the Parent Parties be under any obligation to disclose any information that is subject to attorney-client or similar privilege (provided that the Parent Parties shall use their respective reasonable best efforts to cause any such information to be disclosed in a manner that would not result in the loss of any such privilege).

(d) Notwithstanding anything contained in this Agreement to the contrary, the Parent Parties expressly acknowledge and agree that their obligations under this Agreement, including their obligations to consummate the Completion, are not conditioned in any manner upon the Parent Parties obtaining the Financing or any other financing. To the extent Parent obtains Alternative Financing pursuant to Section 7.6(b) or amends, replaces, supplements, modifies or waives any of the Financing, references to the “Financing,” “Financing Sources” and “Debt Agreement” (and other like terms in this Agreement) shall be deemed to refer to such Alternative Financing, the commitments thereunder and the agreements with respect thereto, or the Financing as so amended, replaced, supplemented, modified or waived.

7.7 Section 16 Matters. Prior to the Effective Time, Parent Parties and the Company shall take all such steps as may be required (to the extent permitted under applicable Laws) to cause any dispositions of the Company Shares (including derivative securities with respect to the Company Shares) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

7.8 Financing Cooperation.

(a) Until the earlier to occur of the Completion and the termination of this Agreement pursuant to and in accordance with Section 9, the Company shall use its reasonable best efforts, and shall cause each of its Subsidiaries to use its reasonable best efforts, and shall use its reasonable best efforts to cause its and their respective officers, employees and advisors and other Representatives, including legal and accounting advisors, to use their reasonable best efforts, to provide to Parent and its Subsidiaries such assistance as may be reasonably requested by Parent in writing that is customary in connection with the offering, arranging, obtaining, syndication, consummation, issuance or sale of the Financing, including using reasonable best efforts with respect to:

(i) participating in and assisting with the due diligence, syndication or other marketing of the Financing, including using reasonable best efforts with respect to (A) the participation by members of management of the Company with appropriate seniority in a reasonable number of meetings, presentations, road shows, drafting sessions, due diligence sessions and sessions with prospective lenders, investors and rating agencies, at times and at locations reasonably acceptable to the Company and upon reasonable notice, (B) assisting with Parent’s preparation of customary materials for registration statements, offering documents, private placement memoranda, bank information memoranda, prospectuses, rating agency presentations, syndication documents and other syndication materials, including information memoranda, lender and investor presentations, bank books and other marketing documents and similar documents required in connection with any portion of the Financing (collectively, “Marketing Material”) and due diligence sessions related thereto, (C) delivering and consenting to the inclusion or incorporation in any SEC filing related to the Financing of the historical audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included or incorporated by reference into the Company SEC Documents (the “Historical Financial Statements”) and (D) delivering customary authorization letters, management representation letters, confirmations, and undertakings in connection with the Marketing Material (in each case, as applicable, subject to customary confidentiality provisions and disclaimers);

(ii) timely furnishing Parent and its Financing Sources with existing historical financial and other customary information (collectively, the “Financing Information”) with respect to the Company and its Subsidiaries as is reasonably requested by Parent or its Financing Sources and customarily required in Marketing Material for Financings of the applicable type, including all Historical Financial Statements and other customary information with respect to the Company and its Subsidiaries (A) of the type that would be required by Regulation S-X and Regulation S-K under the Securities Act if the Financing were incurred by Parent and registered on Form S-3 under the Securities Act, including audit reports of annual financial statements to the extent so required, or (B) reasonably necessary to permit Parent to prepare pro forma financial statements customary for Financings of the applicable type;

(iii) providing to Parent’s legal counsel and its independent auditors such customary documents and other customary information relating to the Company and its Subsidiaries as may be reasonably requested in connection with their delivery of any customary negative assurance opinions and customary comfort letters relating to the Financing and use reasonable best efforts to cause the Company’s independent auditors to provide customary cooperation with the respect to the Financing, including by using reasonable best efforts to cause the Company’s independent auditors to provide customary comfort letters (including “negative assurance” comfort, if customary and appropriate) in connection with any capital markets transaction comprising a part of the Financing or contemplated as part of any refinancing of the Financing, including at the time of pricing and closing, to the applicable Financing Sources, and by providing customary representation letters to the extent required by such independent auditor in connection with the foregoing;

(iv) obtaining the consents of the Company’s independent auditors to use their audit reports on the audited Historical Financial Statements of the Company and to references to such independent auditors as experts in any Marketing Material and registration statements and related government filings filed or used in connection with the Financing;

(v) obtaining the Company’s independent auditors’ customary assistance with the accounting due diligence activities of the Financing Sources, including by participating in a reasonable number of diligence sessions;

(vi) provide customary authorization letters authorizing the distribution of information related to the Company and its Subsidiaries to prospective lenders in connection with a syndicated bank financing;

(vii) assist the Parent Parties in obtaining or updating the Parent Parties’ corporate and facility credit ratings;

(viii) assist the Parent Parties in the negotiation of and co-operate with the Parent Parties’ preparation of any credit agreement, indenture, note, purchase agreement, underwriting agreement, and such other customary closing certificates and schedules as may be reasonably requested by Parent, in each case as contemplated in connection with the Financing;

(ix) cooperate with internal and external counsel of Parent in connection with providing customary back-up certificates and factual information regarding any legal opinion that such counsel may be required to deliver in connection with the Financing;

(x) providing documents reasonably requested by Parent or the Financing Sources relating to the repayment or refinancing of any Indebtedness for borrowed money of the Company or any of its Subsidiaries to be repaid or refinanced on the Completion Date and the release of related liens or guarantees (if any) effected thereby, including customary payoff letters and (to the extent required) evidence that notice of any such repayment has been timely delivered to the holders of such Indebtedness, in each case in accordance with the terms of the definitive documents governing such Indebtedness (provided that any such notice or payoff letter shall be expressly conditioned on the Completion);

(xi) procuring consents to the reasonable use of all of the Company’s and its Subsidiaries’ logos in connection with the Financing (provided that such logos are used solely in a manner that is not intended to and is not reasonably likely to harm or disparage the Company or its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries); and

(xii) providing at least three Business Days in advance of the Completion Date such documentation and other information about the Company and its Subsidiaries as is reasonably requested in writing by Parent at least 10 Business Days in advance of the Completion Date in connection with the Financing that relates to applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT ACT, and, to the extent required by any Financing Source, a beneficial ownership certificate (substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association) in respect of any of the Company or any of its Subsidiaries that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (31 C.F.R. § 1010.230).

In addition, in connection with any marketing efforts of the Parent Parties’ Financing, the Parent may reasonably request the Company to file a Current Report on Form 8-K pursuant to the Exchange Act that contains material non-public information with respect to any member of the Company Group, which Parent, in consultation with the Financing Sources and upon the advice of outside counsel, reasonably determines is necessary to include in a registration statement, customary offering memorandum or other offering document for the Financing (each an “Offering Document”) in order to (i) correct any untrue statement of a material fact or an omission of a material fact necessary in order to make the statements therein not misleading or (ii) to cause such Offering Document to comply with the requirements of the Securities Act. The Company shall consider such request promptly, and if the Company approves of such request (such approval not be unreasonably withheld), then the Company shall promptly file such Current Report on Form 8-K in a form reasonably satisfactory to the Company. Notwithstanding anything to the contrary in this Section 7.8, the Company shall not be obligated to effect any such filing of a Current Report on Form 8-K pursuant to this Section 7.8 if in the good faith judgment of the Company Board it would be detrimental to the Company and its shareholders for such Current Report on Form 8-K to be filed at such time or in the near future, in which case the Company shall not be obligated to file such Current Report on Form 8-K.

Notwithstanding anything to the contrary herein, (A) no member of the Company Group shall be required to take or to permit the taking of any action pursuant to this Section 7.8 to (i) pay any commitment or other fee or incur any liability (other than third-party costs and expenses that are to be promptly reimbursed by Parent upon request by the Company pursuant to Section 7.8(c)), (ii) execute or deliver any definitive financing documents or any other agreement, certificate, document or instrument, or agree to any change to or modification of any existing agreement, certificate, document or instrument, in each case that would be effective prior to the Completion Date or would be effective if the Completion does not occur (except (x) to the extent required by Section 7.8(b), applicable Company Supplemental Indentures, (y) customary officers’ certificates relating to the execution thereof that would not conflict with applicable Law and would be accurate in light of the facts and circumstances at the time delivered and (z) the authorization letter and management representation letters delivered pursuant to clause (i)(D) above), (iii) provide access to or disclose information that the Company or any of its Subsidiaries reasonably determines would result in a loss of any attorney-client privilege of the Company or any of its Subsidiaries (provided that the Company shall, and shall cause its Subsidiaries to, use their respective reasonable best efforts to cause any such information to be disclosed in a manner that would not result in the loss of any such privilege), (iv) deliver or cause its Representatives to deliver any legal opinions, (v) be an issuer or other obligor with respect to the Financing prior to the Completion, (vi) commence any Company Note Offers and Consent Solicitations that are not conditional on Completion occurring or (vii) prepare any financial statements information (other than the Financing Information) that are not available to it and prepared in the ordinary course of its financial reporting practice, (B) none of the Company Board, officers of the Company, or directors and officers of the Subsidiaries of the Company shall be required to adopt resolutions or consents approving the agreements, documents or instruments pursuant to which the Financing is obtained or the Company Note Offers and Consent Solicitations is consummated, and (C) neither the Company nor any of its Subsidiaries shall be required to take or permit the taking of any action that would (i) interfere unreasonably with the business or operations of the Company or its Subsidiaries, (ii) cause any representation or warranty in this Agreement to be breached by the Company or any of its Subsidiaries (unless waived by Parent), (iii) cause any director, officer or employee or shareholder of the Company or any of its Subsidiaries to incur any personal liability or (iv) result in a material violation or breach of, or a default under, any material Contract to which the Company or any of its Subsidiaries is a party, the Organizational Documents of the Company or its Subsidiaries or any material applicable Law. Parent shall cause all non-public or other confidential information provided by or on behalf of the Company or any of its Subsidiaries or Representatives pursuant to this Section 7.8 to be kept confidential in accordance with the Confidentiality Agreement; provided that the Company acknowledges and agrees that the confidentiality undertakings that will be obtained in connection with syndication of the Financing will be in a form customary for use in the syndication of acquisition-related debt during a takeover offer period in compliance with the requirements of the Irish Takeover Panel and the Takeover Rules.

(b) Cooperation as to Certain Indebtedness. If requested by Parent, the Company shall use its reasonable best efforts to assist Parent or one or more of its Subsidiaries in (i) commencing any of the following (as requested by Parent): (A) one or more offers to purchase any or all of the outstanding debt issued under the Indenture for cash (the “Offers to Purchase”); or (B) one or more offers to exchange any or all of the outstanding debt issued under the Indenture for securities issued by Parent or any of its Affiliates (the “Offers to Exchange”); and (ii) soliciting the consent of the holders of debt issued under the Indenture regarding certain proposed amendments to the Indenture (the “Consent Solicitations” and, together with the Offers to Purchase and Offers to Exchange, if any, the “Company Note Offers and Consent Solicitations”); provided that the closing (or effectiveness) of any such transaction shall not be consummated until the Completion and any such transaction shall be funded using consideration provided by Parent. Company Note Offers and Consent Solicitations shall be made on such terms and conditions (including price to be paid and conditionality) as are proposed by Parent and which are permitted by the terms of the Indenture and applicable Laws, including SEC rules and regulations. Parent shall consult with the Company regarding the material terms and conditions of any Company Note Offers and Consent Solicitations, including the timing and commencement of any Company Note Offers and Consent Solicitations and any tender deadlines. Parent shall have provided the Company with the necessary offer to purchase, offer to exchange, consent solicitation statement, letter of transmittal, press release, if any, in connection therewith, and each other document relevant to the transaction that will be distributed by Parent in the applicable Company Note Offers and Consent Solicitations (collectively, the “Debt Offer Documents”) a reasonable period of time in advance of commencing the applicable the Company Note Offers and Consent Solicitations to allow the Company and its counsel to review and comment on such Debt Offer Documents, and Parent shall give reasonable and good faith consideration to any comments made or input provided by the Company and its legal counsel. Subject to the receipt of the requisite holder consents, in connection with any or all of the Consent Solicitations, the Company shall execute a supplemental indenture to the Indenture in accordance with the terms thereof amending the terms and provisions of the Indenture as described in the applicable Debt Offer Documents in a form as reasonably requested by Parent (the “Company Supplemental Indenture”); provided that the amendments effected by such supplemental indenture shall not become operative until the Completion. Subject to the second paragraph of Section 7.8(a) above, until the earlier of the Completion and the termination of this Agreement pursuant to and in accordance with Section 9, the Company shall use its reasonable best efforts, and shall cause each of its Subsidiaries to use its reasonable best efforts, and shall use its reasonable best efforts to cause its and their respective Representatives to use their reasonable best efforts, to provide all reasonable and customary cooperation as may be reasonably requested by Parent in writing to assist Parent in connection with any Company Note Offers and Consent Solicitations (including upon Parent’s written request, using reasonable best efforts to cause the Company’s independent accountants to provide customary consents for use of their reports to the extent required in connection with any Company Note Offers and Consent Solicitations). The dealer manager, solicitation agent, information agent, depositary or other agent retained in connection with any Company Note Offers and Consent Solicitations will be selected and retained by Parent, and their fees and out-of-pocket expenses will be paid directly by Parent. If, at any time prior to the completion of the Company Note Offers and Consent Solicitations, the Company or any of its Subsidiaries, on the one hand, or Parent or any of its Subsidiaries, on the other hand, discovers any information that should be set forth in an amendment or supplement to the Debt Offer Documents, so that the Debt Offer Documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading, such party that discovers such information shall use reasonable best efforts to promptly notify the other Party, and an appropriate amendment or supplement prepared by Parent describing such information shall be disseminated to the holders of the applicable notes, debentures or other debt securities of the Company or its Subsidiaries outstanding under the Indenture. The consummation of any or all of the Company Note Offers and Consent Solicitations shall not be a condition to Completion.

(c) Parent shall, promptly upon request by the Company, reimburse the Company for all reasonable and documented third-party out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Company or its Subsidiaries in connection with the cooperation, and shall indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, expenses (including attorneys’ fees), interest, judgments and penalties suffered or incurred by them, in connection with this Section 7.8 (other than to the extent resulting from (x) information provided by the Company or its Subsidiaries in writing in accordance with the terms hereof to the extent such information, as provided, is inaccurate or misleading or (y) the Company’s or its Subsidiaries’ or Representatives’ willful misconduct or gross negligence, as determined by a final non-appealable judgment of a court of competent jurisdiction), in each case whether or not the Completion is consummated or this Agreement is terminated.

7.9 Treatment of Certain Existing Indebtedness.

(a) The Company shall, not later than 11:00 a.m. New York City time three Business Days prior to the expected Completion Date and otherwise accordance with the terms of the Company Credit Agreement and on a date determined by the Company in consultation with Parent, execute and deliver to the Administrative Agent (as defined in the Company Credit Agreement) the requisite prepayment notices to repay, in full, all loans outstanding under the Company Credit Agreement, contingent upon consummation of the Acquisition. The Company shall prepare such prepayment notice in accordance with the terms of the Company Credit Agreement. The Company will deliver a copy of such notice to Parent promptly after giving such notices to the Administrative Agent. The Company and its Subsidiaries shall use its reasonable best efforts to cooperate with any back-stop, “roll-over” or termination of any existing letters of credit under the Company Credit Agreement or otherwise, shall take all actions reasonably requested by Parent to cause the release and discharge of all related Liens and security interests under the Company Credit Agreement, and shall take such other actions as Parent may reasonably request in connection with such repayment, redemption or prepayment (including providing to Parent at least three Business Days prior to Completion a draft payoff letter or other similar evidence of termination or discharge in respect of the Company Credit Agreement or any other applicable Company Indebtedness in form and substance customary for transactions of this type in substantially final form, taking into account any final per diem and out of pocket expense calculations that are to be finalized once the Completion Date is determined). The Company shall deliver to Parent executed payoff letters on the Completion Date.

(b) Prior to the expected Completion Date, the Company shall use reasonable best efforts to cooperate with Parent, if Parent shall so request, to effect a redemption of the Company Notes in accordance with their terms (the “Redemption”); provided that the consummation of any such Redemption shall be conditional upon the Completion. Such cooperation by the Company shall include: (i) delivery of a notice of redemption, in form reasonably satisfactory to Parent, to the trustee with respect to the Company Notes, which such notice shall direct such trustee to deliver the notice of conditional redemption to the applicable holders with respect to the Company Notes, in each case, in accordance with the Indenture, (ii) concurrently with the deposit by Parent with the paying agent under the Company Notes of an amount sufficient to satisfy and discharge the Company Notes, delivery of a notice of satisfaction and discharge, in form reasonably satisfactory to Parent, to the trustee with respect to the Company Notes, and (iii) use of its best efforts to take all other actions necessary to facilitate the Redemption, other than depositing with the applicable paying agent under the applicable Indenture the amounts sufficient to pay off, redeem, satisfy, discharge and/or defease the Company Notes.

7.10 Transaction Litigation. Subject to the last sentence of this Section 7.10, the Company shall promptly notify Parent of any stockholder Legal Proceedings (including derivative claims) commenced against it, its Subsidiaries or its or its Subsidiaries’ respective directors or officers relating to this Agreement or any of the

Transactions (collectively, “Transaction Litigation”) and shall keep Parent informed regarding any Transaction Litigation. The Company shall reasonably cooperate with Parent in the defense or settlement of any Transaction Litigation, and shall give Parent the opportunity to consult with it regarding the defense and settlement of such Transaction Litigation and shall consider in good faith Parent’s advice with respect to such Transaction Litigation, and the Company shall give Parent the opportunity to participate in (but not control), at Parent’s expense, the defense and settlement of such Transaction Litigation. Prior to the Effective Time, neither the Company nor any of its Subsidiaries shall settle or offer to settle any Transaction Litigation without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary in this Section 7.10, in the event of any conflict with any other covenant or agreement contained in Section 7.2 that expressly addresses the subject matter of this Section 7.10, Section 7.2 shall govern and control.

7.11 State Takeover Statutes. Each of Parent and the Company shall (a) take all action necessary so that no “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transaction” or “business combination” statute or regulation or other similar state anti-takeover Law, or any similar provision of the Organizational Documents of the Company or the Organizational Documents of Parent, as applicable, is or becomes applicable to the Scheme, the Acquisition or any of the other Transactions, and (b) if any such Law or provision is or becomes applicable to the Scheme, the Acquisition or any other Transactions, cooperate and grant such approvals and take such actions as are reasonably necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such Law on the Scheme, the Acquisition or the other Transactions.

7.12 Acquirer Sub. Until the Effective Time, Parent shall at all times be the direct or indirect owner of all of the outstanding shares of capital stock of Acquirer Sub. Parent shall take all action necessary to cause Acquirer Sub to perform its obligations under this Agreement and to consummate the Acquisition on the terms and subject to the conditions set out in this Agreement.

7.13 Tax Matters. Parent may, in its sole discretion, cause a timely and irrevocable election under Section 338(g) of the Code (and any corresponding provisions of state or local Tax law) to be made with respect to the Company and any or all of its Subsidiaries that is not a U.S. corporation.

7.14 Stock Exchange Delisting; Deregistration. Prior to the Completion Date, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of Nasdaq to enable the delisting of the Company Shares from Nasdaq and the deregistration of the Company Shares under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten days after the Completion Date.

7.15 Filing of Form S-8; Listing of Additional Shares. Parent agrees to file no later than the Completion Date a registration statement on Form S-8 (or any successor or other appropriate form) with respect to the Parent Common Stock issuable with respect to the Parent RSUs and shall use reasonable best efforts to: (i) maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as the Parent RSUs assumed in accordance with this Agreement remain outstanding and (ii) take any action required to be taken by it under any applicable state securities laws in connection with the conversion of the RSU Awards into Parent RSUs. Parent shall take all action necessary to cause the Parent Common Stock to be issuable upon the vesting and settlement of the Parent RSUs, to be authorized for listing on Nasdaq.

SECTION 8. COMPLETION OF ACQUISITION AND MERGER

8.1 Completion.

(a) Completion Date. Completion shall take place remotely at 9:00 a.m., New York City time, on a date to be selected by Parent in consultation with the Company as promptly as reasonably practicable following, but not later than the third Business Day (or such shorter period of time as remains before 5:00 p.m., New York City time, on the End Date) after, the satisfaction or, in the sole discretion of the applicable Party, waiver (where applicable) of all of the Conditions (“Completion Date”) (other than those Conditions that by their nature are to be satisfied at the Completion Date, but subject to the satisfaction or waiver of such Conditions at the Completion Date).

(b) On or prior to Completion:

(i) the Company shall cause a meeting of the Company Board (or a duly authorized committee thereof) to be held at which resolutions are passed (conditional only on delivery of the Court Order to the Registrar of Companies occurring and effective as of the Effective Time) approving:

(A) the removal of the directors of the Company as Parent shall determine;

(B) the appointment of such persons as Parent may nominate as the directors of the Company; and

(C) the registration of the transfer to Acquirer Sub (and/or its nominee(s)) in accordance with the Scheme of the relevant Company Shares.

(ii) the Company shall deliver to Parent:

(A) a certified copy of the resolutions referred to in Section 8.1(b)(i); and

(B) letters of resignation from the directors who are removed from the Company in accordance with Section 8.1(b)(i)(A).

(c) On or substantially concurrently with the Completion and subject to and in accordance with the terms and conditions of the Scheme, the Company shall cause a copy of the Court Order to be delivered to the Companies Registration Office and shall cause a copy to be provided to Parent as soon as practicable following the Company’s receipt thereof:

(i) in respect of each Company Share subject to the Scheme, subject to Section 8.2(a), Parent shall pay, or caused to be paid, in respect of each holder of Company Shares at the Scheme Record Time, the Consideration to the applicable Company Shareholder or its nominees (who are intended to be third party beneficiaries of this Section 8.1(c) and Section 8.2(a)).

8.2 Payment of Consideration.

(a) Payment. Within 14 days following the Effective Date, in respect of each Company Share subject to the Scheme, Parent shall pay, or cause to be paid, in respect of each holder of Company Shares at the Scheme Record Time, the Consideration in accordance with the terms and conditions of the Scheme.

(b) Payroll. As soon as reasonably practicable after the Completion (but no later than 10 Business Days after the Effective Time), Parent shall, or shall cause the Acquirer Sub or the Company to, pay through the Company’s payroll the aggregate Option Consideration, RSU Cash Consideration and PSU Consideration payable with respect to Company Options or other Company Equity Awards held by current or former employees of any member of the Company Group (net of any withholding Taxes required to be deducted and withheld by applicable Laws); provided, however, that, notwithstanding the foregoing, with respect to any Company RSU Awards and Company PSU Awards that constitute nonqualified deferred compensation subject to Section 409A of the Code and that are not permitted to be paid at the Effective Time without triggering a Tax or penalty under Section 409A of the Code, payment shall be made at the earliest time permitted under the applicable Company Share Plan and award agreement that will not trigger a Tax or penalty under Section 409A of the Code; provided, further, that to the extent the holder of a Company Option, or other Company Equity Award is not, and was not at any time during the vesting period of the Company Option or other Company Equity Award, an employee of the Company or any other member of the Company Group for employment tax purposes, Parent shall pay, or cause to be paid, the Option Consideration, RSU Cash Consideration or PSU Consideration payable pursuant to Section 4.1 with respect to such Company Option or other Company Equity Award in the manner described in Section 8.2(a).

8.3 Withholding. Notwithstanding anything herein to the contrary, Parent, the Company and their respective Affiliates shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement to any Person who was a holder of a Company Share subject to the Scheme such amounts as Parent, the Company or such Affiliate is required to deduct and withhold with respect to the making of such payment under the Code or any other provision of federal, state, local or non-U.S. Tax law. To the extent that amounts are so withheld and timely paid over to the appropriate Tax Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person to whom such consideration would otherwise have been paid.

SECTION 9. TERMINATION

9.1 Termination.

(a) This Agreement may be terminated and the Acquisition and the other Transactions may be abandoned at any time prior to the Effective Time, notwithstanding receipt of the Company Shareholder Approval (except in the case of Section 9.1(a)(iii)(B)):

(i) by either the Company or Parent:

(A) if the Acquisition is implemented by way of the Scheme, Scheme Meeting or the EGM shall have been completed and the Scheme Meeting Resolution or the Required EGM Resolutions, as applicable, shall not have been approved by the requisite majorities (an “Non Approval Termination”); or

(B) if the Effective Time shall not have occurred by 5:00 p.m., New York City time, on the End Date, provided that the right to terminate this Agreement pursuant to this Section 9.1(a)(i)(B) shall not be available to a Party whose breach of any provision of this Agreement shall have been the primary cause of the failure of the Effective Time to have occurred by such time (an “End Date Termination”); or

(C) if the Acquisition is implemented by way of the Scheme, the Irish High Court shall decline or refuse to sanction the Scheme, unless both Parties agree in writing that the decision of the Irish High Court shall be appealed (it being agreed that the Company shall make such an appeal if requested to do so in writing by Parent and the counsel appointed by Parent and by the Company agree that doing so is a reasonable course of action); or

(D) if there shall be in effect any Law or final and non-appealable Order (other than under any Antitrust Laws or Foreign Investment Laws of any jursidiction that is not (A) a Required Non-U.S. Jurisdiction or (B) under the HSR Act) issued, promulgated, made, rendered or entered into by any court or other tribunal of competent jurisdiction, that permanently restrains, enjoins or otherwise prohibits the consummation of the Acquisition; provided that the right to terminate this Agreement pursuant to this Section 9.1(a)(i)(D) shall not be available to any Party whose breach of any provision of this Agreement shall have been the primary cause of such Law, order, writ, decree, judgment, or injunction (a “Restraining Order Termination”);

(ii) by the Company:

(A) if any Parent Party shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement or if any of its representations or warranties set out in this Agreement are inaccurate, which breach, failure to perform or inaccuracy (1) would result in a failure of the Condition set forth paragraph 5.1 or paragraph 5.2 and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) 45 days following written notice by the Company thereof (a “Parent Breach Termination”); or

(B) prior to obtaining the Company Shareholder Approval, if (1) in accordance with Section 5.2, the Company Board shall have authorized the Company to terminate this Agreement under this Section 9.1(a)(ii)(B) in response to a Company Superior Proposal and (2) substantially concurrently with such termination, a Company Change of Recommendation shall have occurred and a definitive agreement providing for the consummation of such Company Superior Proposal is duly executed and delivered by all parties thereto and, the Company pays Parent the Reimbursement Payments (the “Superior Proposal Termination”);

(iii) by Parent:

(A) if the Company shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement or if any of its representations or warranties set out in this Agreement are inaccurate, which breach, failure to perform or inaccuracy (1) would result in a failure of the Condition set out in paragraph 4.2 or paragraph 4.3 and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) 45 days following written notice by Parent thereof (a “Company Breach Termination”); or

(B) if, prior to the receipt of the Company Shareholder Approval, (x) a Company Change of Recommendation shall have occurred, (y) the Company Board shall fail to reaffirm the Scheme Recommendation in a statement complying with Rule 14e-2(a) under the Exchange Act with regard to a Company Alternative Proposal or in connection with such action by the close of business on the 10th Business Day after the commencement of such Company Alternative Proposal under Rule 14e-2(a) (the foregoing a “Change of Recommendation Termination”) or (z) the Company has materially breached its obligations under Section 5.2 that cannot be cured; or

(iv) by mutual written consent of the Company and Parent.

(b) The termination of this Agreement pursuant to and in accordance with Section 9.1(a) shall not give rise to any liability of the Parties except as provided in this Section 9.1(b) and in Section 7.8(c), Section 9.1(c), Section 9.2 and Section 10 of this Agreement shall survive, and continue in full force and effect, notwithstanding its termination.

(c) Subject to the proviso in this Section 9.1(c), upon the termination of this Agreement pursuant to and in accordance with this Section 9, no Party (or any partner, member, manager, stockholder, director, officer, employee, Affiliate, agent or other representative of such Party) shall have any liability in connection with this Agreement or the Transaction, other than the obligation of the Company (if applicable) to reimburse Parent for the Reimbursement Amount, subject to the Cap and the obligation of Parent (if applicable) to pay the Company (or an entity designated by the Company) the Reverse Termination Payment; provided, however, that nothing herein shall release any Party from liability (including any monetary damages or other appropriate remedy) for Willful Breach.

9.2 Certain Effects of Termination.

(a) In the event of a Parent Payment Event, the Company shall reimburse Parent for the Reimbursement Amount, subject to the Cap (the “Reimbursement Payment”), in immediately available funds within seven

Business Days following the Company’s receipt of invoices or written documentation supporting Parent’s request for a Reimbursement Payment. The Reimbursement Amount will be exclusive of any VAT incurred by Parent or its Subsidiaries attributable to third party costs other than Irrecoverable VAT incurred by Parent or its Subsidiaries. In the event of a Specified Termination, then Parent shall pay to the Company (or an entity designated by the Company) $974,415,054 (the “Reverse Termination Payment”) in immediately available funds within seven Business Days thereafter; provided that the Company shall not be entitled to receive the Reverse Termination Payment if the Company’s breach of this Agreement shall have been the primary cause of such Specified Termination.

(b) The “Parent Payment Events” means where the Parties have issued the Rule 2.7 Announcement and this Agreement is terminated in accordance with Section 9.1(a):

(i) by Parent pursuant to a Change of Recommendation Termination;

(ii) by the Company pursuant to a Superior Proposal Termination; or

(iii) all of the following occur:

(A) this Agreement is terminated (x) by Parent pursuant to a Company Breach Termination as a result of a material breach or failure to perform any covenant or agreement in this Agreement described in Section 9.1(a)(iii)(A) that first occurred following the making of a Company Alternative Proposal of the type referenced in the following clause (B), (y) by Parent or the Company pursuant to a Non Approval Termination but if such termination is by the Company at such time Parent would be permitted to terminate this Agreement; and

(B) prior to the Scheme Meeting, a Company Alternative Proposal was publicly disclosed or announced and not withdrawn (or, in the case of a Company Breach Termination as a result of a material breach or failure to perform any covenant or agreement in this Agreement, was made publicly or privately to the Company Board), or any Person shall have publicly announced an intention (whether or not conditional) to make a Company Alternative Proposal that has not been withdrawn (it being understood that, for purposes of this Section 9.2(b)(iii)(B) references to “20%” in the definition of Company Alternative Proposal shall be deemed to refer to “50%”); and

(C) (x) a Company Alternative Proposal is consummated within 12 months after such termination, or (y) a definitive agreement providing for a Company Alternative Proposal is entered into within 12 months after such termination and is subsequently consummated.

(c) The “Specified Termination” means a valid termination of this Agreement:

(i) by Parent or the Company pursuant to an End Date Termination, if, on the date of such termination, each of the Conditions has been satisfied or, to the extent permitted by applicable Laws, waived, (other than (X) paragraphs 3.1, 3.2 or 3.3 of the Conditions (only as a result of an Order or injunction under (1) the HSR Act or (2) any other Antitrust Law or Foreign Investment Laws in any Required Non-U.S. Jurisdiction), or (Y) paragraphs 2.3 and 2.4 of the Conditions or (Z) any Condition that by its nature can only be satisfied on the Sanction Date or, in the alternative to (Y) and (Z) where the Acquisition is implemented by Takeover Offer, any other condition that by its nature can only be satisfied by no later than the latest date upon which the Takeover Offer may be declared unconditional in all respects);

(ii) by Parent or the Company pursuant to a Restraining Order Termination pursuant to or in connection with (1) the HSR Act or (2) any other Antitrust Law or Foreign Investment Laws in any Required Non-U.S. Jurisdiction; or

(iii) by the Company pursuant to a Parent Breach Termination with respect to Section 7.2 in connection with (1) the HSR Act or (2) any other Antitrust Law or Foreign Investment Laws in any Required Non-U.S. Jurisdiction.

(d) Single Payment Only. The Parties acknowledge and agree that in no event will Parent or the Company be required to pay, as applicable, the Reverse Termination Payment or the Reimbursement Payment on more than one occasion, whether or not the Reverse Termination Payment or the Reimbursement Payment may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events.

(e) VAT.

(i) VAT on the Reimbursement Payment. Parent and the Company consider that any amounts payable under this Section 9 do not represent consideration for a taxable supply for VAT purposes and agree to use all reasonable efforts to secure that any Reimbursement Payment should not represent consideration for a taxable supply for VAT purposes (including not taking any contrary position in any Tax filing or return or in any correspondence with any Tax Authority). If and to the extent that any relevant Tax Authority determines that any Reimbursement Payment is consideration for a taxable supply and that the Company (or any member of a VAT Group of which the Company is a member) is liable to account to a Tax Authority for VAT in respect of such supply and such VAT is Irrecoverable VAT:

(A) the sum of the total amount payable by the Company by way of any Reimbursement Payment, together with any Irrecoverable VAT arising in respect of the supply for which the Reimbursement Payment is consideration (“Company Irrecoverable VAT”), shall not exceed the Cap and the total amount of the Reimbursement Payment shall be reduced to ensure such;

(B) to the extent that the Company has already paid amounts in respect of any Reimbursement Payment the sum of which, when combined with any Company Irrecoverable VAT, exceeds the Cap, Parent shall repay to Company, by way of a reduction in the amount of the Reimbursement Payment, an amount necessary to ensure that the sum of the total remaining Reimbursement Payment combined with any Company Irrecoverable VAT arising in connection with such does not exceed the Cap; and

(C) the Company shall (and shall procure that any applicable member of the Company Group shall) accommodate any reasonable action that Parent requests, in writing and without delay, to avoid, dispute, defend, resist, appeal or compromise any determination of a Tax Authority that any Reimbursement Payment is consideration for a taxable supply for VAT purposes and/or that Company or any member of a VAT Group of which the Company is a member is liable to account to the relevant Tax Authority for VAT in respect of such supply and/or that all or any part of such VAT is Irrecoverable VAT.

(ii) VAT on the Reverse Termination Payment. Parent and the Company consider that any amounts payable under this Section 9 do not represent consideration for a taxable supply for VAT purposes and agree to use all reasonable efforts to secure that any Reverse Termination Payment should not represent consideration for a taxable supply for VAT purposes (including not taking any contrary position in any Tax filing or return or in any correspondence with any Tax Authority). If and to the extent that any relevant Tax Authority determines that any Reverse Termination Payment is consideration for a taxable supply and that the Company or an entity designated by the Company (or any member of a VAT Group of which the Company or an entity designated by the Company is a member) is liable to account to a Tax Authority for VAT in respect of such supply, Parent shall pay, in addition to the Reverse Termination Payment, an amount equal to such VAT to the Company or an entity designated by the Company (or any member of a VAT Group of which the Company or an entity designated by the Company is a member) immediately upon receipt of a valid VAT invoice.

(f) Recovered VAT. If the Reimbursement Payment is reduced in accordance with Section 9.2(e)(i)(A) and / or (B) and the Company (or any member of a VAT Group of which the Company is a member) subsequently becomes entitled to recover all, or any part, of the Company Irrecoverable VAT amount as originally applied to the calculation in accordance with Section 9.2(e)(i)(A) and / or (B) whether by way of credit or refund from the relevant Tax Authority, the Company shall notify Parent without delay and the

Reimbursement Payment shall be increased to reflect the correct amount of Company Irrecoverable VAT subject to a maximum of the original Reimbursement Payment. However, the increase of the Reimbursement Payment shall be subject to a maximum to ensure at all times that the sum of the total increased Reimbursement Payment combined with any remaining Company Irrecoverable VAT arising in connection with such does not exceed the Cap. Where there is an increase in the Reimbursement Payment in accordance with this Section 9.2(f), as soon as practicable (and, in any event, within five (5) Business Days of recovering whether by way of credit or refund any such VAT from the relevant Tax Authority), the Company (or the relevant member of a VAT Group of which the Company is a member) shall pay to Parent the appropriate amount by way of an increase in the Reimbursement Payment.

(g) Outside the European Union. Parent confirms that it is established outside of the European Union for VAT purposes and is a taxable person for VAT purposes within the meaning of applicable VAT Laws.

(h) Sole and Exclusive Remedy.

(i) If this Agreement is terminated pursuant to Section 9.1, Parent’s receipt of the Reimbursement Payment and any other amount to the extent owed pursuant to Section 9.2 and Parent’s right to seek specific performance pursuant to Section 10.7 will be the sole and exclusive remedies of (x) Parent and Acquirer Sub and (y) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates (other than Parent or Acquirer Sub), members, managers, general or limited partners, stockholders and assignees of each of Parent and Acquirer Sub (the Persons in clauses (x) and (y) collectively, the “Parent Related Parties”) against any of (A) the Company and its Affiliates; and (B) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company and its Affiliates (the Persons in clauses (A) and (B) collectively, the “Company Related Parties”) in respect of this Agreement, the Transactions, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Laws arising out of any breach, termination or failure. Parent’s receipt (or the receipt by such other Person as Parent may designate) of the Reimbursement Payment and any other amount to the extent owed pursuant to Section 9.2 will be the only monetary damages the Parent Related Parties may recover from Company Related Parties in respect of this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Laws arising out of any such breach, termination or failure, and upon payment of such amount, (A) none of the Company Related Parties will have any further liability or obligation to any of the Parent Related Parties relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby or any matters forming the basis of such termination (except that the Parties (or their respective Affiliates) will remain obligated with respect to, and Parent may be entitled to remedies with respect to, the Confidentiality Agreement and Section 9.1(c), as applicable); and (B) none of Parent, Acquirer Sub or any other Person will be entitled to bring or maintain any Law against any Company Related Party arising out of this Agreement, the Transactions, any agreement executed in connection herewith or the transactions contemplated hereby and thereby or any matters forming the basis for such termination. Notwithstanding the foregoing, this Section 9.2(h)(i) will not relieve the Company from liability (I) for any Willful Breach of this Agreement or (II) for any breaches of the Confidentiality Agreement.

(ii) If this Agreement is terminated pursuant to Section 9.1, the Company’s receipt of the Reverse Termination Payment and any other amount to the extent owed pursuant to Section 9.2 and the Company’s right to seek specific performance pursuant to Section 10.7 will be the sole and exclusive remedies of the Company Related Parties against any of Parent Related Parties in respect of this Agreement, the Transactions, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Laws arising out of any breach, termination or failure. The Company’s receipt (or the receipt by such other Person as the Company may designate) of the Reverse Termination Payment and any other amount to the extent owed pursuant to Section 9.2 will be the only monetary damages the Company Related Parties may recover from Parent Related Parties in respect of this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Laws arising out of any such breach, termination or failure, and upon payment of such amount, (A) none of the Parent Related Parties will have any further liability or obligation to any of the Company Related Parties relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby or any matters forming the basis of such termination (except that the Parties (or their respective Affiliates) will remain obligated with respect to, and the Company may be entitled to remedies with respect to, the Confidentiality Agreement and Section 9.1(c), as applicable); and (B) none of the Company or any other Person will be entitled to bring or maintain any Law against any Parent Related Party arising out of this Agreement, the Transactions, any agreement executed in connection herewith or the transactions contemplated hereby and thereby or any matters forming the basis for such termination. Notwithstanding the foregoing, this Section 9.2 will not relieve Parent from liability (I) for any Willful Breach of this Agreement or (II) for any breaches of the Confidentiality Agreement.

(iii) Each of the Parties acknowledges that any amount payable by the Company pursuant to this Section 9.2, including the Reimbursement Payment, does not constitute a penalty, but rather shall constitute liquidated damages in a reasonable amount that will compensate Parent Parties for the disposition of its rights under this Agreement in the circumstances in which such amounts are due and payable, which amounts would otherwise be impossible to calculate with precision.

(iv) Each of the Parties acknowledges that any amount payable by Parent pursuant to this Section 9.2, including the Reverse Termination Payment, does not constitute a penalty, but rather shall constitute liquidated damages in a reasonable amount that will compensate the Company and the entities designated by the Company for the operational impact of entering this Agreement and all related consequences on ongoing business activities in the event of a Specified Termination, which amounts would otherwise be impossible to calculate with precision.

(v) Any amount payable to the Company or its designee, or to Parent or its designee, as applicable, pursuant to this Section 9.2 shall be paid in such amounts and to such Persons as the Company or Parent, as applicable, shall designate within seven Business Days of the Specified Termination.

SECTION 10. GENERAL

10.1 Announcements. Subject to the requirements of applicable Laws or the applicable rules of any securities exchange or Governmental Entity (including the Panel), the Parties shall consult with each other as to the terms of, the timing of and the manner of publication of any formal public announcement which either Party may make primarily regarding the Acquisition, the Scheme or this Agreement. Parent and the Company shall each give the other a reasonable opportunity to review and comment upon any such public announcement and shall not issue any such public announcement prior to such consultation, except as may be required by applicable Laws or the applicable rules of any securities exchange or Governmental Entity (including the Irish Takeover Panel). For clarity, the provisions of this Section 10.1 do not apply to a redemption of the Company Notes, any announcement, document or publication in connection with a Company Alternative Proposal, the Company Superior Proposal or a Company Change of Recommendation or any amendment to the terms of the Scheme proposed by Parent that would effect an increase in the Consideration whether before or after a Company Change of Recommendation. Notwithstanding the foregoing: (a) each Party may, without such consultation or consent, make any public statement in response to questions from the press, analysts, investors or those attending industry conferences, make internal announcements to any officer or other employee, or individual who is an individual independent contractor, consultant or director, of or to any of the Company Group and make disclosures in

Company SEC Documents, so long as such statements are consistent in tone and substance with previous press releases, public disclosures, public statements or statements to such Persons made jointly by the Parties (or individually, if approved by the other Party); and (b) a Party may, without the prior consent of the other Party hereto but subject to giving advance notice to the other Party, issue any such press release or make any such public announcement or statement as may be required by applicable Laws.

10.2 Notices.

(a) Any notice or other document to be served under this Agreement may be delivered by overnight delivery service (with proof of service) or hand delivery, or sent in writing (including email transmission, the receipt of which is confirmed other than by out-of-office replies or other automatically generated responses), to the Party to be served as follows:

(i) if to Parent or Acquirer Sub, to:

Amgen Inc.

One Amgen Center Drive

Thousand Oaks, CA 91320-1799

USA

Attention: Corporate Secretary

Facsimile: *

with copy to (which in and of itself shall not constitute notice):

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

USA

Attention: Francis J. Aquila

Email: *

and

William Fry LLP

2 Grand Canal Square

Dublin 2

Ireland

Attention:	Myra Garrett

 Mark Talbot

Email:	*

(ii)	if to the Company, to:

Horizon Therapeutics plc

70 St. Stephen’s Green

Dublin 2

D02 E2X4, Ireland

Attn: General Counsel

Email: *

with copy to (which in and of itself shall not constitute notice):

Cooley LLP

10265 Science Center Drive

San Diego, CA 92121

USA

Attention:	Barbara L. Borden

 Rama Padmanabhan

 Rowook Park

Email:	*

and

Matheson LLP

70 Sir John Rogerson’s Quay

Dublin 2

Ireland

Attention:	David Fitzgibbon

 David Jones

Email:	*

or such other postal or email address as it may have notified to the other Party in writing in accordance with the provisions of this Section 10.2.

(b) All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. (addressee’s local time) on a Business Day. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day.

10.3 Assignment. Neither Party shall assign all or any part of its rights or obligations under this Agreement without the prior written consent of the other Party; provided that Parent, without the Company’s consent, may assign any or all of its rights and obligations hereunder, in whole or from time to time in part, to one or more of its Subsidiaries and Acquirer Sub, without the Company’s consent, may assign its rights and obligations hereunder, in whole or from time to time in part, to any other wholly owned Subsidiary of Parent (provided that the prior consent in writing has been obtained from the Irish Takeover Panel in respect of each such assignment), but no such assignment shall relieve Parent or Acquirer Sub, as applicable, of its obligations hereunder.

10.4 Counterparts. This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement, and each Party may enter into this Agreement by executing a counterpart and delivering it to the other Party (by hand delivery, e-mail or otherwise).

10.5 Amendment. No amendment of this Agreement shall be binding unless the same shall be evidenced in writing duly executed by each of the Parties, except that, following approval by the Company Shareholders, there shall be no amendment to the provisions hereof which by applicable Laws would require further approval by the Company Shareholders without such further approval nor shall there be any amendment or change not permitted under applicable Laws. Notwithstanding anything to the contrary herein, this Section 10.5, Sections 10.12(b) and 10.12(c), 10.13 and 10.14 may not be amended, supplemented, waived or otherwise modified in any manner materially adverse to the Financing Sources without the prior written consent of such Financing Sources party to any definitive agreement relating to the Financing (it being expressly agreed that the Financing Sources in their capacities as such shall be third party beneficiaries of this Section 10.5 and shall be entitled to the protections of the provisions contained in this Section 10.5 as if they were a party to this Agreement).

10.6 Entire Agreement. This Agreement, together with the Confidentiality Agreement, the Rule 2.7 Announcement and any documents delivered by Parent and the Company in connection herewith (including the

Company Disclosure Schedule), constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between Parent and the Company with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall survive the execution and delivery of this Agreement.

10.7 Inadequacy of Damages. The Parties acknowledge and agree that irreparable harm would occur and that the Parties would not have any adequate remedy at Law (i) for any breach of any of the provisions of this Agreement or (ii) in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that, except where this Agreement is terminated in accordance with Section 9.1, the Parties shall be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement, without proof of actual damages, and each Party further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. Subject to Section 9.1(b), the Parties further agree that (x) by seeking the remedies provided for in this Section 10.7, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement and (y) nothing contained in this Section 10.7 shall require any Party to institute any proceeding for (or limit any Party’s right to institute any proceeding for) specific performance under this Section 10.7 before exercising any termination right under Section 9.1 (and pursuing damages after such termination), nor shall the commencement of any action pursuant to this Section 10.7 or anything contained in this Section 10.7 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Section 9.1 or pursue any other remedies under this Agreement that may be available then or thereafter.

10.8 Disclosure Schedule References and SEC Document References.

(a) The Parties agree that each section or subsection of the Company Disclosure Schedule, shall be deemed to qualify the corresponding section or subsection of this Agreement, irrespective of whether or not any particular section or subsection of this Agreement specifically refers to the Company Disclosure Schedule. The Parties further agree that disclosure of any item, matter or event in any particular section or subsection of either the Company Disclosure Schedule shall be deemed disclosure with respect to any other section or subsection of the Company Disclosure Schedule, to which the relevance of such disclosure would be reasonably apparent on its face, notwithstanding the omission of a cross-reference to such other section or subsections.

(b) The Parties agree that in no event shall any cautionary, predictive or forward-looking statements contained in any part of any Company SEC Document entitled “Risk Factors,” “Forward-Looking Statements,” “Cautionary Statement Regarding Forward-Looking Statements,” “Special Note Regarding Forward Looking Statements” or “Note Regarding Forward Looking Statements” be deemed to be an exception to (or a disclosure for purposes of or otherwise qualify) any representations and warranties of any Party contained in this Agreement.

(c) Remedies and Waivers. No delay or omission by either Party in exercising any right, power or remedy provided by Law or under this Agreement shall affect that right, power or remedy or operate as a waiver of it. The exercise or partial exercise of any right, power or remedy provided by Law or under this Agreement shall not preclude any other or further exercise of it or the exercise of any other right, power or remedy.

10.9 Severability.

(a) If any term, provision, covenant or condition of this Agreement or the Acquisition is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the Parties shall negotiate in good faith to modify this Agreement or, as appropriate, the terms and conditions of this Agreement and the Acquisition, so as to effect the original intent of the Parties as closely as possible in an equitable manner in order that the Transactions may be consummated as originally contemplated to the fullest extent possible in accordance with applicable Laws.

(b) If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the Law of any jurisdiction, that shall not affect or impair (i) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or (ii) the legality, validity or enforceability under the Law of any other jurisdiction of that or any other provision of this Agreement.

10.10 No Partnership and No Agency.

(a) Nothing in this Agreement and no action taken by the Parties pursuant to this Agreement shall constitute, or be deemed to constitute, a partnership, association, joint venture or other co-operative entity between any of the Parties.

(b) Nothing in this Agreement and no action taken by the Parties pursuant to this Agreement shall constitute, or be deemed to constitute, either Party the agent of the other Party for any purpose. No Party has, pursuant to this Agreement, any authority or power to bind or to contract in the name of the other Party to this Agreement.

10.11 Costs and Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense, except that (a) the Irish Takeover Panel’s document review fees shall be borne by Parent, (b) the costs associated with the filing, printing, publication and proposing of the Rule 2.7 Announcement shall be borne by Parent, (c) the costs associated with the filing, printing, publication and proposing of the Scheme Document, Proxy Statement and any other materials required to be proposed to the Company Shareholders pursuant SEC rules, the Irish Companies Act or the Irish Takeover Rules shall be borne by the Company, (d) the filing fees incurred in connection with notifications with any Governmental Entities under any Antitrust Laws, shall be borne by Parent and (e) the cost incurred in connection with soliciting proxies in connection with the Scheme Meeting and the EGM shall be borne by the Company.

10.12 Governing Law and Jurisdiction.

(a) This Agreement and all Legal Proceedings based upon, arising out of or related to this Agreement or the Transactions shall be governed by, and construed in accordance with, the Laws of the State of Delaware; provided, however, that the Acquisition and the Scheme and matters related thereto (including matters related to the Takeover Rules) shall, to the extent required by the Laws of Ireland, and the interpretation of the duties of directors of the Company shall, be governed by, and construed in accordance with, the Laws of Ireland.

(b) Each of the Parties irrevocably agrees that the state and federal courts sitting in the State of Delaware, and any appellate courts therefrom, are to have exclusive jurisdiction to settle any Legal Proceeding based upon, arising out of or related to this Agreement or the Transactions and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts and waives, to the fullest extent permitted by Law, any objection which any of them may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Legal Proceeding in any such court. Any Legal Proceeding based upon, arising out of or related to this Agreement or the Transactions shall therefore be brought in the state and federal courts sitting in the State of Delaware, and any appellate courts therefrom. Notwithstanding the forgoing, the Scheme and matters related to the sanction thereof shall be subject to the jurisdiction of the Irish High Court and any appellate courts therefrom.

(c) Each of the Parties acknowledges and irrevocably agrees (i) that any Legal Proceeding (whether at Law, in equity, in contract, in tort or otherwise) arising out of, or in any way relating to, the Financing or the performance of services thereunder or related thereto against or by any Financing Source in its capacity as such shall be subject to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan, New York, New York, and any appellate court therefrom, and each Party hereto submits for itself and its property with respect to any such Legal Proceeding to the exclusive jurisdiction of such courts, (ii) not to bring or permit any of its Affiliates to bring or support anyone else in bringing any such Legal Proceeding in any other court, (iii) to waive and hereby waive, to the fullest extent permitted by Law, any objection which any of them may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Legal Proceeding in any such court, (iv) that a final judgment in any such Legal Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law and (v) that any such Legal Proceeding shall be governed by, and construed in accordance with, the Laws of the State of New York (it being expressly agreed that the Financing Sources in their capacities as such shall be third party beneficiaries of this Section 10.12(c) and shall be entitled to enforce the provisions contained in this Section 10.12(c) as if they were a party to this Agreement).

(d) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE FINANCING, OR THE PERFORMANCE OF SERVICES THEREUNDER OR RELATED THERETO (INCLUDING ANY ACTION, PROCEEDING OR COUNTERCLAIM), INCLUDING IN ANY ACTION AGAINST OR BY ANY FINANCING SOURCE IN ITS CAPACITY AS SUCH, INCLUDING ANY ACTION DESCRIBED IN SECTION 10.12(c)(i) IN ANY SUCH COURT DESCRIBED IN SECTION 10.12(c)(i) (IT BEING EXPRESSLY AGREED THAT THE FINANCING SOURCES IN THEIR CAPACITIES AS SUCH SHALL BE THIRD PARTY BENEFICIARIES OF THIS SECTION 10.12(d) AND SHALL BE ENTITLED TO ENFORCE THE PROVISIONS CONTAINED IN THIS SECTION 10.12(d) AS IF THEY WERE A PARTY TO THIS AGREEMENT).

10.13 Third Party Beneficiaries. Except to the extent:

(a) as expressly provided in Section 7.3;

(b) as expressly provided in Section 7.8(b);

(c) as expressly provided in Section 8.1(c);

(d) as expressly provided in Section 10.5;

(e) as expressly provided in Section 10.12(b);

(f) as expressly provided in Section 10.12(c);

(g) as expressly provided in Section 10.12(d); and

(h) as expressly provided in Section 10.14,

this Agreement is not intended to confer upon any Person other than the Company and the Parent Parties any rights or remedies under or by reason of this Agreement.

10.14 Waiver of Claims Against Financing Sources. Without limiting in any respect the liabilities of the Financing Sources to Parent or its Affiliates, or the remedies of Parent or its Affiliates against the Financing Sources under any other agreement to which they are both parties, none of the Financing Sources shall have any liability to the Parties or their Affiliates relating to or arising out of this Agreement, whether at Law or equity, in contract, in tort or otherwise, and neither the Parties nor any of their Affiliates will have any rights or claims against the Financing Sources under this Agreement. Notwithstanding anything herein to the contrary, in no event shall the Company or its Affiliates be entitled to seek the remedy of specific performance of this Agreement against any of the Financing Sources (it being expressly agreed that the Financing Sources in their capacities as such shall be third party beneficiaries of this Section 10.14 and shall be entitled to enforce the provisions contained in this Section 10.14 as if they were a party to this Agreement).

10.15 Non-Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or the termination of this Agreement pursuant to and in accordance with Section 9, except that (i) Section 7.3 and Section 8 shall survive the Effective Time, and (ii) Section 7.8(c), Sections 9.1(b)-(c), Section 9.2 and this Section 10 shall survive the termination of this Agreement pursuant to and in accordance with Section 9.

IN WITNESS WHEREOF the Parties have entered into this Agreement on the date specified above.

SIGNED for and on behalf of
HORIZON THERAPEUTICS PLC by its authorized signatory:

/s/ Timothy P. Walbert
Name: Timothy P. Walbert
Title: Chairman, President and Chief Executive Officer

[SIGNATURE PAGE TO TRANSACTION AGREEMENT]

IN WITNESS WHEREOF the Parties have entered into this Agreement on the date specified above.

SIGNED for and on behalf of
AMGEN INC. by its authorized signatory:

/s/ Robert A. Bradway
Name: Robert A. Bradway
Title: Chairman of the Board, Chief Executive Officer and President

[SIGNATURE PAGE TO TRANSACTION AGREEMENT]

IN WITNESS WHEREOF the Parties have entered into this Agreement on the date specified above.

SIGNED for and on behalf of
PILLARTREE LIMITED by its authorized signatory:

/s/ Peter Griffith
Name: Peter Griffith
Title: Director

[SIGNATURE PAGE TO TRANSACTION AGREEMENT]

ANNEX B

APPENDIX 3

CONDITIONS OF THE TRANSACTION AND THE SCHEME

The Transaction and the Scheme will comply with the Irish Takeover Rules and, where relevant, the rules and regulations of the U.S. Exchange Act, the Irish Companies Act and the Nasdaq, and are subject to the terms and conditions set out in this Announcement and to be set out in the Scheme Document.

The Transaction and the Scheme are, to the extent required by the Laws of Ireland, governed by the Laws of Ireland.

The Transaction and the Scheme will be subject to the conditions set out in this Appendix 3 (Conditions of the Transaction and the Scheme).

1

The Transaction will be conditional upon the Scheme becoming effective and unconditional by not later than the End Date (or such earlier date as may be specified by the Irish Takeover Panel, or such later date as the Amgen Parties and the Company may, subject to receiving the consent of the Irish Takeover Panel and the Irish High Court, in each case if required, agree).

2	The Scheme will be conditional upon:

2.1

the Scheme having been approved by a majority in number of the Company Shareholders (including as may be directed by the Irish High Court pursuant to Section 450(5) of the Irish Companies Act) present and voting either in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting) representing, at the Voting Record Time, at least 75% in value of the Company Shares held by such Company Shareholders present and voting either in person or by proxy at the Scheme Meeting;

2.2	each of the Required EGM Resolutions having been duly passed by the requisite majority of Company Shareholders at the EGM (or at any adjournment or postponement of such meeting);

2.3

the Irish High Court having sanctioned (without material modification) the Scheme pursuant to Sections 449 to 455 of the Irish Companies Act (the date on which the condition in this paragraph 2.3 is satisfied, the “Sanction Date”); and

2.4	a copy of the Court Order having been delivered for registration to the Irish Registrar of Companies within 21 days of the Sanction Date.

3

The Amgen Parties and the Company have agreed that, subject to paragraph 6, the Scheme and the Transaction will also be conditional upon the following matters having been satisfied or waived on or before the Sanction Date:

3.1	the waiting period (and any extension thereof) applicable to the Transaction under the HSR Act shall have expired or been earlier terminated;

3.2

all applicable waiting periods having expired, lapsed or been terminated or Clearances obtained (as appropriate), in each case in connection with the Transaction, under (a) the applicable Antitrust Laws of each of Germany and Austria and (b) the applicable Foreign Investment Laws of France, Germany, Denmark and Italy;

3.3

there shall not have been issued by any court of competent jurisdiction and remain in effect any temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the Transaction, nor shall any Law or Order (other than any Antitrust Laws or Foreign Investment Laws of any jurisdiction that is not (a) a Required Non-U.S. Jurisdiction or (b) under the HSR Act) promulgated, entered, enforced, enacted, issued or deemed applicable to the

Transaction by any Governmental Entity which (i) directly or indirectly prohibits the consummation of the Transaction or (ii) imposes any Burdensome Condition; provided however, that Amgen and Acquirer Sub shall not be permitted to invoke this paragraph 3.3 unless they shall have otherwise taken all actions required under the Transaction Agreement to have any such Order lifted; and

3.4	the Transaction Agreement not having been terminated in accordance with its terms by the applicable Party or Parties.

4

The Amgen Parties and the Company have agreed that, subject to paragraph 6, the Amgen Parties’ obligation to effect the Scheme and the Transaction will also be conditional upon the following matters having been satisfied (or, to the extent permitted by applicable Laws, waived by the Amgen Parties) on or before the Sanction Date:

4.1

from the date of the Rule 2.7 Announcement to the Sanction Date, there having not been any event, change, effect, development or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and that is continuing;

4.2

(a) each of the representations and warranties of the Company set out in Sections 6.1(a) (Qualification, Organization, Subsidiaries, etc.), 6.1(b) (Subsidiaries), 6.1(u) (Corporate Authority Relative to the Transaction Agreement) and 6.1(y) (Brokers and Other Advisors) of the Transaction Agreement having been true and correct in all material respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (in each case except to extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall have been true and correct in all material respects as of such particular date), (b) the representations and warranties of the Company set out in Section 6.1(c) (Capitalization) of the Transaction Agreement having been true and correct in all respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date except for de minimis inaccuracies, (c) the representations and warranties of the Company set out in Section 6.1(e)(i) (Absence of Changes) of the Transaction Agreement having been true and correct in all respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date and (d) each of the other representations and warranties of the Company having been true and correct (without any qualification as to materiality or the Company Material Adverse Effect therein) in all respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall have been true and correct as of such particular date), except for such failures to be true and correct as have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

4.3

the Company having performed and complied, in all material respects, with all of the covenants and agreements that the Transaction Agreement requires the Company to perform or comply with prior to the Sanction Date; and

4.4	Amgen having received a certificate from an executive officer of the Company confirming the satisfaction of the conditions set out in paragraphs 4.2 and 4.3.

5

The Amgen Parties and the Company have agreed that, subject to paragraph 6, the Company’s obligation to effect the Scheme and the Transaction will also be conditional upon the following matters having been satisfied (or, to the extent permitted by applicable Laws, waived by the Company) on or before the Sanction Date:

5.1

(a) each of the representations and warranties of the Amgen Parties set out in Sections 6.2(a) (Qualification and Organization) and 6.2(b) (Corporate Authority Relative to the Transaction Agreement) of the Transaction Agreement having been true and correct in all material respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall have been true and correct in all material respects as of such particular date), and (b) each of the other representations and warranties of the Amgen Parties set out in Section 6.2 of the Transaction Agreement having been true and correct (read for purposes of this paragraph 5.1(b) without any qualification as to materiality or Amgen Material Adverse Effect therein) in all respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall have been true and correct in all respects as of such particular date), except for such failures to be true and correct as have not had and would not reasonably be expected to have, individually or in the aggregate, an Amgen Material Adverse Effect;

5.2

the Amgen Parties having performed and complied, in all material respects, with all of the covenants and agreements that the Transaction Agreement requires either of the Amgen Parties to perform or comply with prior to the Sanction Date; and

5.3	the Company having received a certificate from an executive officer of Amgen confirming the satisfaction of the conditions set out in paragraphs 5.1 and 5.2.

6	Subject to the requirements of the Irish Takeover Panel:

6.1

the Amgen Parties, on one hand, and the Company, on the other hand, reserve the right (but in no event shall any Party be under any obligation) to waive (to the extent permitted by applicable Laws), in whole or in part, all or any of the conditions in paragraph 3 (provided that no such waiver shall be effective unless agreed to by both Parties);

6.2	Amgen reserves the right (but shall be under no obligation) to waive (to the extent permitted by applicable Laws), in whole or in part, all or any of the conditions in paragraph 4; and

6.3	the Company reserves the right (but shall be under no obligation) to waive (to the extent permitted by applicable Laws), in whole or in part, all or any of the conditions in paragraph 5.

7

The Scheme will lapse unless it is effective on or prior to the End Date (or such later date as the Amgen Parties and the Company may, subject to receiving the consent of the Irish Takeover Panel and the Irish High Court, in each case if required, agree).

8

If Amgen is required to make an offer for the Company Shares under the provisions of Rule 9 of the Irish Takeover Rules, Amgen may make such alterations to any of the Conditions set out in paragraphs 1, 2, 3, 4 and 5 above as are necessary to comply with the provisions of that rule.

9

Amgen reserves the right, subject to the prior written consent of the Irish Takeover Panel, to effect the Transaction by way of a Takeover Offer in the circumstances described in and subject to the terms of Section 3.6 of the Transaction Agreement. Without limiting Section 3.6 of the Transaction Agreement, in the event the Transaction is structured as a Takeover Offer, such Takeover Offer will be implemented on terms and conditions that are at least as favorable to the Company Shareholders and the Company Equity Award Holders as those which would apply in relation to the Scheme (except for an acceptance condition set at 80% of the nominal value of the Company Shares to which such an offer relates (and which are not already in the beneficial ownership of Amgen)).

ANNEX C

December 10, 2022

Board of Directors

Horizon Therapeutics Plc

70 St. Stephen’s Green

Dublin 2, D02 E2X4, Ireland

Members of the Board:

We understand that Horizon Therapeutics Plc (“Horizon” or the “Company”), Amgen Inc. (the “Acquirer”) and Pillartree Limited, a wholly owned subsidiary of the Acquirer (“Acquisition Sub”), propose to enter into a Transaction Agreement, substantially in the form of the draft dated as of 12/10/2022 (the “Transaction Agreement”), which provides, among other things, for the acquisition (the “Acquisition”) of the Company by Acquisition Sub by means of a scheme of arrangement under Sections 449 to 455 of the Companies Act 2014 of Ireland, as amended (the “Act”), or, if a competing proposal is announced, the Acquirer may elect to make a takeover offer, followed by a compulsory acquisition of the remaining untendered shares of the Company. At the effective time of the Acquisition, each outstanding ordinary share of US $0.0001 each in the capital of the Company (“Company Shares”), other than Company Shares held in treasury or owned by the Acquirer, Acquisition Sub or any subsidiaries of the Acquirer, will be transferred to Acquisition Sub in return for payment per Company Share so transferred of US $116.50 (the “Cash Consideration”). The terms and conditions of the Acquisition are more fully set forth in the Transaction Agreement.

You have asked for our opinion as to whether the Cash Consideration to be received by the holders of Company Shares (“Company Shareholders”) pursuant to the Acquisition is fair from a financial point of view to such Company Shareholders.

For purposes of the opinion set forth herein, we have:

1)	reviewed certain publicly available financial statements and other business and financial information of the Company;

2)	reviewed certain internal financial statements and other financial and operating data concerning the Company;

3)	reviewed certain financial projections prepared by the management of the Company;

4)	discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

5)

discussed the past and current operations and financial condition and the prospects of the Acquirer, including information relating to certain strategic, financial and operational benefits anticipated from the Acquisition;

6)	reviewed the reported prices and trading activity for the Company Shares;

7)	reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

8)	participated in certain discussions and negotiations among representatives of the Company and the Acquirer and their financial and legal advisors;

9)	reviewed the Transaction Agreement, and certain related documents; and

10)	reviewed such other information and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company, and formed a substantial basis for this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company. In addition, we have assumed that the Acquisition will be consummated in accordance with the terms set forth in the Transaction Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the Acquirer will obtain financing in accordance with the terms set forth in their draft commitment letters, and that the definitive Transaction Agreement will not differ in any material respect from the draft thereof furnished to us. Morgan Stanley has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Acquisition, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Acquisition. We are not legal, tax, or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax, or regulatory advisors with respect to legal, tax, or regulatory matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Cash Consideration to be received by the Company Shareholders under the Acquisition. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.

We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services. In the two years prior to the date hereof, we have provided financial advisory and financing services for each of the Acquirer and the Company and have received fees in connection with such services. Morgan Stanley m ay also seek to provide financial advisory and financing services to the Acquirer, the Company and their respective affiliates in the future and would expect to receive fees for the rendering of these services.

Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of the Acquirer, the Company, or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument.

This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. This opinion may also be reproduced in full in any proxy or explanatory statement mailed to Company Shareholders. This opinion does not address the relative merits of the transactions contemplated by the Transaction Agreement as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to enter into the Transaction Agreement or proceed with any other transaction contemplated by the Transaction Agreement. In addition, Morgan Stanley expresses no opinion or recommendation as to how the shareholders of the Company should vote at the shareholders’ meeting to be held in connection with the Acquisition.

Based on and subject to the foregoing, we are of the opinion on the date hereof that the Cash Consideration to be received by the Company Shareholders pursuant to the Acquisition is fair from a financial point of view to such Company Shareholders.

Very truly yours,

MORGAN STANLEY & CO. LLC

By:	/s/ Edward A. Smith
Edward A. Smith Managing Director

SCAN TO VIEW MATERIALS VOTE HORIZON THERAPEUTICS PLC 70 ST. STEPHEN’S GREEN You may vote your ordinary shares in person at the Scheme Meeting. Whether or not you plan to attend the Scheme Meeting, we encourage you to vote your ordinary shares. You can vote as indicated below: DUBLIN 2, D02 E2X4, IRELAND VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on February 23, 2023. Follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on February 23, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received no later than 11:59 p.m. Eastern Time on February 23, 2023. Proxies submitted by the Internet, mail or telephone must be received by 11:59 p.m., Eastern Time, on February 23, 2023. This Proxy Card can also be handed to the chairman of the Scheme Meeting before the start of the Scheme Meeting. Before completing the Proxy Card, please also read the Notice of the Scheme Meeting and the Statement of Procedures contained at the end of such notice contained in the Proxy Statement. THIS IS THE BLUE PROXY CARD NOTE THAT YOU ARE ALSO RECEIVING A SEPARATE YELLOW PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING. PLEASE COMPLETE AND RETURN BOTH PROXY CARDS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: x D95399-S59695 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY HORIZON THERAPEUTICS PLC SCHEME MEETING The Horizon Board recommends that you vote FOR the following proposal: For Against Abstain 1. That the Scheme of Arrangement in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish ! ! ! High Court be agreed to. Note: In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the Scheme Meeting (and at any adjournment or postponement thereof). This proxy card when properly executed will be voted by the appointed proxy as directed herein by the undersigned shareholder. Where the proxy card is properly executed and returned and no such direction is made, the appointed proxy will vote as he or she thinks fit. Note: Please sign exactly as your name or names appear on this proxy card. Where shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name, under seal or by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Scheme Meeting Admission Ticket Scheme Meeting of Horizon Therapeutics plc Shareholders February 24, 2023, 10:30 a.m. Local Time (Ireland) 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland Upon arrival, please present this admission ticket and photo identification at the registration desk. Important notice regarding the Internet availability of proxy materials for the Scheme Meeting: The Proxy Statement is available at: www.proxyvote.com IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. D95400-S59695 Proxy — HORIZON THERAPEUTICS PLC MEETING ONE—SCHEME MEETING 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland Proxy Solicited on behalf of the Board of Directors of Horizon Therapeutics plc for the Scheme Meeting on February 24, 2023 The proposal shall be decided on a poll. On a poll, a person entitled to more than one vote need not use all his, her or its votes or cast all of the votes he, she or it uses in the same way. If the appointor is a corporate entity, this proxy card must either be under its seal or under the hand of some officer or attorney duly authorized for that purpose. Alternatively, a corporate entity may complete a separate appointment of corporate representative form. To be effective, this proxy card must be duly signed and deposited in accordance with the instructions printed on this proxy card together with any power or authority under which it is executed (if applicable) or a duly certified copy of any such power or authority (if applicable). In the case of joint holders, the vote of the senior holder who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s). For these purposes, seniority is determined by the order in which the names stand in Horizon’s register of members in respect of the joint shareholding. The undersigned being a shareholder of Horizon Therapeutics plc (“Horizon”) hereby appoints Timothy P. Walbert, or failing him, Andy Pasternak, or failing him, such director or officer of Horizon or other person as the Horizon Board may determine, as proxies, in each case with full power of substitution, for and in the name of the undersigned, to vote all ordinary shares, nominal value US$0.0001 per share, of Horizon, that the undersigned would be entitled to vote if personally present at the Scheme Meeting, duly convened in accordance with the constitution of Horizon and the directions of the Irish High Court, to be held at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland and at any adjournment or postponement thereof, upon the matters described in the Notice of Scheme Meeting of Shareholders and the proxy statement, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this proxy card and upon any other business that may properly come before the Scheme Meeting or any adjournment or postponement thereof, hereby revoking any proxy heretofore executed by the undersigned to vote at said Scheme Meeting. Capitalized terms used but not defined in this proxy card have the meanings ascribed to them in the Scheme of Arrangement set forth in Part 3 of the proxy statement. (Continued and to be signed on the reverse side.)

SCAN TO VIEW MATERIALS & VOTE HORIZON THERAPEUTICS PLC 70 ST. STEPHEN’S GREEN You may vote your ordinary shares in person at the Extraordinary General Meeting (EGM). Whether or not you plan to attend the EGM, we encourage you to vote your ordinary shares. You can vote as indicated below: DUBLIN 2, D02 E2X4, IRELAND VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on February 23, 2023. Follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on February 23, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received no later than 11:59 p.m. Eastern Time on February 23, 2023. Proxies submitted by the Internet, mail or telephone must be received by 11:59 p.m., Eastern Time, on February 23, 2023. This proxy card can also be handed to the chairman of the EGM before the start of the EGM. Before completing the Proxy Card, please also read the Notice of the EGM and the Statement of Procedures contained at the end of such notice contained in the Proxy Statement. THIS IS THE YELLOW PROXY CARD NOTE THAT YOU ARE ALSO RECEIVING A SEPARATE BLUE PROXY CARD FOR THE SCHEME MEETING. PLEASE COMPLETE AND RETURN BOTH PROXY CARDS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: x D95401-S59695 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY HORIZON THERAPEUTICS PLC EXTRAORDINARY GENERAL MEETING The Horizon Board recommends that you vote FOR the following proposals: For Against Abstain 1. Ordinary Resolution to approve the Scheme of Arrangement and authorize the directors of Horizon to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect. 2. Special Resolution to amend the articles of association of Horizon so that any Horizon Shares that are issued on or after the Voting Record Time to persons other than Acquirer Sub or its nominee(s) will either be subject to the terms of the Scheme of Arrangement or be immediately and automatically ! ! ! acquired by Acquirer Sub and/or its nominee(s) for the Scheme Consideration. 3. Ordinary Resolution to approve, on a non-binding, advisory basis, specified compensatory arrangements between Horizon and its named executive officers relating to the Transaction. 4. Ordinary Resolution to approve any motion by the Chairman to adjourn the EGM or any adjournments thereof, to solicit additional proxies in favor of the approval of the resolutions if there are insufficient votes at the time of the EGM to approve resolutions 1 and 2. NOTE: In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the EGM (and at any adjournment or postponement thereof). This proxy card when properly executed will be voted by the appointed proxy as directed herein by the undersigned shareholder. Where the proxy card is properly executed and returned and no such direction is made, the appointed proxy will vote as he or she thinks fit. Full details of the resolutions to be proposed at the EGM are set out in the Notice of the EGM contained in the Proxy Statement. NOTE: Please sign exactly as your name or names appear on this proxy card. Where shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name, under seal or by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Extraordinary General Meeting Admission Ticket Extraordinary General Meeting of Horizon Therapeutics plc Shareholders February 24, 2023, 10:45 a.m. Local Time (Ireland) (or, if later, as soon as possible after the conclusion or adjournment of the Scheme Meeting) 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland Upon arrival, please present this admission ticket and photo identification at the registration desk. Important notice regarding the Internet availability of proxy materials for the Extraordinary General Meeting: The Proxy Statement is available at: www.proxyvote.com IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. D95402-S59695 Proxy - HORIZON THERAPEUTICS PLC MEETING TWO: EXTRAORDINARY GENERAL MEETING 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland Proxy Solicited on behalf of the Board of Directors of Horizon Therapeutics plc for the Extraordinary General Meeting on February 24, 2023 Each of the proposals shall be decided on a poll. On a poll, a person entitled to more than one vote need not use all his, her or its votes or cast all the votes he, she or it uses in the same way. If the appointor is a corporate entity, this proxy card must either be under its seal or under the hand of some officer or attorney duly authorized for that purpose. Alternatively, a corporate entity may complete a separate appointment of corporate representative form. To be effective, this proxy card must be duly signed and deposited in accordance with the instructions printed on this proxy card together with any power or authority under which it is executed (if applicable) or a or a duly certified copy of any such power or authority (if applicable). In the case of joint holders, the vote of the senior holder who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s). For these purposes, seniority is determined by the order in which the names stand in Horizon&39s register of members in respect of the joint shareholding. The undersigned being a shareholder of Horizon Therapeutics plc ("Horizon") hereby appoints Timothy P. Walbert, or failing him, Andy Pasternak, or failing him, such director or officer of Horizon or other person as the Horizon Board may determine, as proxies, in each case with full power of substitution, for and in the name of the undersigned, to vote all ordinary shares, nominal value US$0.0001 per share, of Horizon, that the undersigned would be entitled to vote if personally present at the Extraordinary General Meeting, to be held at 70 St. Stephen&39s Green, Dublin 2, D02 E2X4, Ireland and at any adjournment or postponement thereof, upon the matters described in the Notice of Extraordinary General Meeting of Horizon Therapeutics plc and the proxy statement, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this proxy card and upon any other business that may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof, hereby revoking any proxy heretofore executed by the undersigned to vote at said Extraordinary General Meeting. Capitalized terms used but not defined in this proxy card have the meanings ascribed to them in the Scheme of Arrangement set forth in Part 3 of the proxy statement. (Continued and to be signed on the reverse side.)